UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Income Funds

Semi-Annual Report December 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Core Bond Fund	FAIIX	NTIBX	—	FINIX
Nuveen Core Plus Bond Fund	FAFIX	FFAIX	FFISX	FFIIX
Nuveen Inflation Protected Securities Fund	FAIPX	FCIPX	FRIPX	FYIPX
Nuveen Intermediate Government Bond Fund	FIGAX	FYGCX	FYGRX	FYGYX
Nuveen Short Term Bond Fund	FALTX	FBSCX	NSSRX	FLTIX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $851 billion in assets under management as of December 31, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen is operating as a separate subsidiary within TIAA-CREF’s asset management business.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The story outside the U.S., however, was different. European growth was stagnating and Japan fell into a recession, contributing to the bouts of volatility in their markets. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Compounding these concerns were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Core Bond Fund

Nuveen Core Plus Bond Fund

Nuveen Inflation Protected Securities Fund

Nuveen Intermediate Government Bond Fund

Nuveen Short Term Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. In this report, the various portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended December 31, 2014. These management teams include:

Nuveen Core Bond Fund

Wan-Chong Kung, CFA, has managed the Fund since 2002 and Jeffrey J. Ebert since 2000. Chris J. Neuharth, CFA, joined the Fund as a co-portfolio manager in 2012.

Nuveen Core Plus Bond Fund

Chris J. Neuharth, CFA, has managed the Fund since 2006. Timothy A. Palmer, CFA, Wan-Chong Kung, CFA, and Jeffrey J. Ebert have been part of the management team for the Fund since 2003, 2001, and 2005, respectively.

Nuveen Inflation Protected Securities Fund

Wan-Chong Kung, CFA, has managed the Fund since its inception in 2004 and Chad W. Kemper joined the Fund as a co-portfolio manager in 2010.

Nuveen Intermediate Government Bond Fund

Wan-Chong Kung, CFA, has managed the Fund since 2002. Chris J. Neuharth, CFA, and Jason J. O’Brien, CFA, have been on the Fund’s management team since 2009.

Nuveen Short Term Bond Fund

Chris J. Neuharth, CFA, has been a co-portfolio manager of the Fund since 2004. Peter L. Agrimson, CFA, joined the Fund as a co-portfolio manager in 2011.

How did the Funds perform during the six-month reporting period ended December 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the six-month, one-year, five-year, ten-year and/or since inception periods ended December 31, 2014. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Barclays Index and Lipper classification average.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

What strategies were used to manage the Funds during the six-month reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth and improving financial conditions. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen Core Bond Fund

The Fund’s Class A Shares at NAV underperformed the Barclays U.S. Aggregate Bond Index and slightly outperformed the Lipper Core Bond Classification Average for the six-month reporting period. Global growth concerns, ongoing geopolitical unrest and the sharp drop in commodity prices led to volatile financial markets, especially in the final months of this reporting period. In the bond market, risk assets had a difficult period as the market focused on the negative impact of a decline in oil prices on energy-related corporate and sovereign credits. Corporate market spreads widened significantly, while Treasury rates declined. The Treasury yield curve flattened led by a strong move lower in 30-year yields and a modest increase in short rates, as the Federal Reserve (Fed) affirmed its intention to remove policy accommodation, even with low inflation and declining inflation expectations. This move helped longer maturity Treasuries post the strongest returns among various fixed income asset classes during the six-month reporting period.

Spreads for investment grade credit versus Treasuries widened throughout the reporting period to their cheapest levels of 2014 as growing geopolitical concerns and a heavy new issue calendar caused the corporate market to weaken. Liquidity was challenged as dealers managed their balance sheets tightly as the end of the year approached. Also, issuer specific risk was heightened and the market had little tolerance for negative news or downgrades. Spread volatility was magnified and all credit sectors and quality buckets underperformed Treasuries. Not surprisingly, energy was the worst performer, lagging Treasuries by more than 600 basis points, followed closely by the metals and mining sectors. Financial names held up fairly well relative to industrials as fundamental credit trends remained intact and the sector traded with better liquidity and lower volatility than the broad credit market.

In securitized sectors, agency mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae, Ginnie Mae and Freddie Mac struggled to keep pace with Treasuries early in the reporting period as concerns about Fed tapering and policy normalization pushed spreads wider. After widening in July and August, agency MBS spreads were attractive enough, particularly against a backdrop of stable rates and positive technicals, to attract buying interest from relative value investors. As the reporting period progressed, technicals were more balanced as the Fed’s reinvestment of paydowns offset supply, while money managers added agency MBS exposure to escape volatility in the corporate market. Improving credit metrics and continued modest improvements in home prices created a positive fundamental backdrop for non-agency MBS. This sector was quite stable and outperformed other higher volatility fixed income risk sectors during the reporting period. Driven by improving commercial real estate fundamentals and relative immunity from energy-related spread volatility, investor demand for commercial mortgage-backed securities (CMBS) was fairly strong, absorbing the heavy amount of new issuance during the reporting period. CMBS performed relatively well, outpacing investment grade credit and performing in line with MBS.

The most significant detractors to the Fund’s results were its exposure to investment grade corporates and lower quality corporate bonds, as spreads between corporates and Treasuries widened over the course of the six-month reporting period. Because of our constructive outlook toward corporate credit fundamentals, we positioned the Fund with an overweight to corporate bonds versus the benchmark with roughly equal focus on the financial and industrial sectors. The Fund’s financial exposure helped investment returns as this sector traded with relatively low volatility. However, our industrial positioning was focused on the BBB-rated portion of the ratings spectrum, which performed poorly during the reporting period owing to their inherently higher leverage and tendency for issuers in this ratings category to be somewhat more cyclical in nature. The Fund’s energy exposure detracted since its weighting, while modest, was roughly double that of the benchmark’s energy weight. Also, from a security selection perspective, our individual

6	Nuveen Investments

holdings in the energy segment of the market hurt performance as oil prices plummeted. Likewise, the Fund’s positions in metals and mining hindered results as spreads for these issuers gapped out in response to weaker global growth and slumping commodity prices. Other segments of the market, such as agency MBS, CMBS and asset-backed securities (ABS), were basically non-factors in our six-month reporting period results because the Fund either had a neutral weight in these sectors or they performed in line with Treasuries.

On the other hand, our interest rate strategy was a bright spot in the Fund’s performance, adding to returns. Throughout the reporting period, we positioned the Fund to benefit from modestly higher rates and a significantly flatter yield curve because we believed that short rates would rise more than long rates as the Fed normalizes policy. Therefore, the Fund had an underweight stance in securities with maturities along the short to intermediate part of the yield curve and a corresponding overweight to 10- to 30-year maturities. This strategy paid off handsomely as the spread between 30-year and 5-year Treasury yields contracted from about 175 basis points to about 110 basis points during the reporting period.

We made several changes to the Fund’s positioning toward the end of the reporting period in response to market movements and changes in the technical backdrop. In light of weaker global economic data and plummeting inflation expectations, we closed out a portion of the Fund’s duration underweight and increased its active exposure to securities at the long end of the Treasury yield curve. With the global slowdown, European Central Bank easing, dollar strength, multiple sources of geopolitical risk and higher government yields available in the U.S. market, we’ve witnessed an unrelenting demand for U.S. Treasuries both domestically and overseas. Although we expect these flows to abate at some point in 2015, the timing is difficult to predict given the relative attractiveness and safety of U.S. Treasuries versus competing sovereign bonds.

We also shifted the Fund’s sector weights slightly during the reporting period. As a result of the significant widening in investment grade credit spreads, we increased the Fund’s exposure to this segment slightly, taking advantage of the robust new issue calendar. Beyond our normal analysis of each company’s liquidity and debt maturity profile, we also re-examined the fundamental outlook for all of the Fund’s credits within the current context of lower commodity prices. We continued to hold the credits that we believed were fundamentally positioned to withstand the ongoing low and volatile energy prices. At the same time, we fine-tuned our exposure to the higher volatility commodity-related credits and segments of the market, increasing the Fund’s portfolio diversification in the process. In mortgage-related sectors, we added modestly to the Fund’s agency MBS exposure early in the reporting period as valuations in the segment looked compelling, bringing the Fund’s risk profile closer to that of the benchmark.

In addition, we continued to utilize various derivative instruments in the Fund during the reporting period. We used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The effect of these activities in the period was positive. These derivative exposures are integrated with overall portfolio construction and as such losses and gains may be naturally related to/may offset impacts elsewhere in the portfolio. We also used interest rate swaps as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure. The swap positions detracted slightly from performance during the reporting period.

Nuveen Core Plus Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays U.S. Aggregate Bond Index and the Lipper Core Plus Classification Average for the six-month reporting period. Global growth concerns, ongoing geopolitical unrest and the sharp drop in commodity prices led to volatile financial markets, especially in the final months of this reporting period. In the bond market, risk assets had a difficult period as the market focused on the negative impact of a decline in oil prices on energy-related corporate and sovereign credits. Corporate market spreads widened significantly, while Treasury rates declined. The Treasury yield curve flattened led by a strong move lower in 30-year yields and a modest increase in short rates, as the Federal Reserve (Fed) affirmed its intention to remove policy accommodation, even with low inflation and declining inflation expectations. This move helped longer maturity Treasuries post the strongest returns among various fixed income asset classes during the six-month reporting period. The high yield segment lagged as the average spread versus Treasuries widened dramatically by approximately 145 basis points, led by the severe weakness seen among energy issuers. Not surprisingly, the higher quality, BB-rated portion of the high yield market vastly outperformed the lower quality CCC-rated segment, particularly after an October sell-off as risk aversion grew and interest rates trended lower, supporting the more rate-sensitive BB-rated sector.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Spreads for investment grade credit versus Treasuries widened throughout the reporting period to their cheapest levels of 2014 as growing geopolitical concerns and a heavy new issue calendar caused the corporate market to weaken. Liquidity was challenged as dealers managed their balance sheets tightly as the end of the year approached. Also, issuer specific risk was heightened and the market had little tolerance for negative news or downgrades. Spread volatility was magnified and all credit sectors and quality buckets underperformed Treasuries. Not surprisingly, energy was the worst performer, lagging Treasuries by more than 600 basis points, followed closely by the metals and mining sectors. Financial names held up fairly well relative to industrials as fundamental credit trends remained intact and the sector traded with better liquidity and lower volatility than the broad credit market.

In securitized sectors, agency mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae, Ginnie Mae and Freddie Mac struggled to keep pace with Treasuries early in the reporting period as concerns about Fed tapering and policy normalization pushed spreads wider. After widening in July and August, agency MBS spreads were attractive enough, particularly against a backdrop of stable rates and positive technicals, to attract buying interest from relative value investors. As the reporting period progressed, technicals were more balanced as the Fed’s reinvestment of paydowns offset supply, while money managers added agency MBS exposure to escape volatility in the corporate market. Improving credit metrics and continued modest improvements in home prices created a positive fundamental backdrop for non-agency MBS. This sector was quite stable and outperformed other higher volatility fixed income risk sectors during the reporting period. Driven by improving commercial real estate fundamentals and relative immunity from energy-related spread volatility, investor demand for commercial mortgage-backed securities (CMBS) was fairly strong, absorbing the heavy amount of new issuance during the period. CMBS performed relatively well, outpacing investment grade credit and performing in line with MBS.

Global interest rates fell sharply in the wake of declining inflation, continued policy easing and sluggish global growth. Europe slowed under the weight of Russian sanctions and tight credit conditions with inflation again surprising to the downside, flirting with zero, leading to market anticipation of additional European Central Bank (ECB) measures. Developed market long-term yields declined, yield curves flattened and foreign markets generally outperformed U.S. Treasuries. Japan forged ahead with “Abenomics” as investor outflows from the country intensified. The Bank of England pulled back on its expected path of interest rate increases.

Emerging market (EM) debt weakened throughout the reporting period due to lower commodity prices, growth concerns, fears of looming Fed rate action, geopolitical risk and investor outflows. China reported weaker economic results, prompting policymakers to commence additional targeted stimulus measures, including bank liquidity injections, a rate cut and expanded bank regulatory flexibility. Oil’s sharp decline called EM growth further into question and pressured oil producers. This put additional strain on both Venezuela and Russia sovereigns, with Venezuela moving closer to default and Russia under stress with the ruble falling precipitously.

With U.S. growth leading globally and the Fed continuing to normalize policy, the dollar rallied strongly, up 6-18% versus most major currencies. The Japanese yen and currencies exposed to oil, such as the Norwegian krone, performed the worst. The euro dropped due to slowing economic growth and was further pressured later in the period as the prospects increased for ECB easing through sovereign bond purchases.

The largest contributor to the Fund’s relative return shortfall during the reporting period was its significant overweight to the high yield corporate sector, followed by an overweight to investment grade corporates. Corporate spreads, both high yield and investment grade, widened during the reporting period driving the underperformance of these sectors. Issue selection and quality effects within investment grade corporates also detracted from performance. Our industrial positioning, in particular, was focused on the BBB-rated portion of the investment grade ratings spectrum, which performed poorly during the reporting period owing to their inherently higher leverage and tendency for issuers in this ratings category to be somewhat more cyclical in nature. Also, an overweight to investment grade energy credits detracted as the sharp decline in oil prices drove selling and raised concerns. Likewise, the Fund’s positions in investment grade credits within metals and mining hindered results as spreads for these issuers gapped out in response to weaker global growth and slumping commodity prices. These declines were somewhat offset by gains from our overweight position in financials, an area that helped investment returns because the sector traded with relatively low volatility.

While our defensive duration strategy was a drag on performance as interest rates fell, this was offset by the benefit of positioning the Fund for a flatter yield curve via maintaining exposure in longer maturities over intermediate maturities. Foreign markets were a net drag on performance as currency declines more than offset gains in local bonds. Other segments of the market, such as agency MBS, CMBS and asset-backed securities (ABS), were basically non-factors because the Fund either had a neutral weight in these sectors or they performed in line with Treasuries.

8	Nuveen Investments

We believe the environment remains constructive for corporate credit and credit-oriented sectors, which remain our key strategic sector focus with corresponding underweights to government and mortgage securities. Despite concerns for credit against a backdrop of sluggish economic growth, we continue to believe the sector will benefit from strong credit fundamentals. The recent cheapening of high yield and investment grade credit provides investors with attractive premiums, compensating for both credit risk and near-term volatility. Portfolio activity later in the reporting period focused on shifts in credit selection based on market opportunities and research ideas. Along with this repositioning, we marginally increased the Fund’s exposure to high yield, at the expense of the mortgage sector. We continued to favor and overweight financials, given attractive valuations and strong fundamentals. We also monitored developments in the energy sector closely and assessed the credit impact of lower oil prices on our holdings.

We marginally increased the Fund’s positions in foreign markets, such as Poland and South Africa, given attractive valuations. The Fund’s net currency positioning was roughly unchanged; however, we shifted composition marginally, including reestablishing a short position in the euro to hedge other currency positions. We maintained the Fund’s defensive duration positioning versus the benchmark, but moderated this underweight later in the reporting period given declining inflation globally and the outlook for continued high levels of global liquidity and economic slack. We also maintained the Fund’s positioning to benefit from a flatter yield curve.

During the reporting period, we also continued to utilize various derivative instruments. We used U.S. Treasury futures and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The effect of these activities in the period was negative. These derivative exposures are integrated with overall portfolio construction and as such losses and gains may be naturally related to/may offset impacts elsewhere in the portfolio. We also utilized interest rate swaps to manage duration and overall portfolio yield curve exposure and these positions also had a slightly negative impact on performance during the reporting period.

We utilized foreign exchange forwards to manage foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s bond portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. The positions had a positive impact on performance during the reporting period.

The Fund began the period using high yield credit default swaps to partially hedge its exposure to the high yield market, however this position was removed shortly after the beginning of the period. The impact of this position was negligible on the performance of the Fund during the reporting period.

Nuveen Inflation Protected Securities Fund

The Fund’s Class A Shares at NAV performed in line with the Barclays U.S. TIPS Index and outperformed the Lipper Inflation-Protected Bond Funds Classification Average for the six-month reporting period. Global growth concerns, ongoing geopolitical unrest and the sharp drop in commodity prices led to volatile financial markets, especially in the final months of this reporting period. In the bond market, risk assets had a difficult period as the market focused on the negative impact of a decline in oil prices on energy-related corporate and sovereign credits. Corporate market spreads widened significantly, while Treasury rates declined. The Treasury yield curve flattened led by a strong move lower in 30-year yields and a modest increase in short rates, as the Federal Reserve (Fed) affirmed its intention to remove policy accommodation, even with low inflation and declining inflation expectations. This move helped longer maturity Treasuries post the strongest returns among various fixed income asset classes during the six-month reporting period.

The high yield segment lagged as the average spread versus Treasuries widened dramatically by approximately 145 basis points, led by the severe weakness seen among energy issuers. Not surprisingly, the higher-quality, BB-rated portion of the high yield market vastly outperformed the lower-quality CCC-rated segment, particularly after an October sell-off as volatility picked up and interest rates trended lower, supporting the more rate-sensitive BB-rated sector. In the commercial mortgage-backed securities (CMBS) sector, investor demand was fairly strong, driven by improving commercial real estate fundamentals and relative immunity from energy-related spread volatility. The demand absorbed the heavy amount of new CMBS issuance during the period. CMBS performed relatively well during the reporting period, outpacing investment grade credit and performing in line with mortgage-backed securities.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Demand for inflation protection declined as Consumer Price Index (CPI) prints released throughout the reporting period were much weaker than expected. The significant drop in crude oil and gasoline prices, the perception of a more hawkish tone from the Fed and worries about the stronger dollar weakening U.S. growth and inflation weighed on the Treasury inflation-protected securities (TIPS) market. In addition, in many countries outside of the U.S., signs of deflation continued. As a result, the TIPS market saw significant retail investor outflows.

This backdrop resulted in rates rising and prices falling for maturities across the TIPS yield curve, particularly for shorter maturities. The yield on 10-year TIPS, for example, rose by 22 basis points during the reporting period, while the yield on five-year TIPS rose by 76 basis points and moved above the 0% level in September after falling to as low as -1.8% in April 2013. (Because the yield on a TIPS bond is equal to the corresponding Treasury bond yield minus the expected rate of inflation, it falls into negative territory if the inflation rate is higher than the current Treasury yield.) As forward looking inflation expectations evaporated, the reporting period witnessed a collapse of “breakeven spreads” (the difference between the yields of nominal Treasuries versus TIPS with the same maturity) to near zero for two-year TIPS. Further out along the TIPS yield curve, breakeven spreads contracted to multi-year lows amid weaker fundamentals and ongoing technical pressure. With no support from actual or forward-looking inflation, TIPS significantly underperformed nominal Treasuries and nearly all other spread and securitized sectors with the benchmark Barclays U.S. TIPS Index returning -2.07%.

An underweight to the TIPS sector versus the Barclays TIPS Index was beneficial to the Fund’s results as these securities underperformed both nominal Treasuries and securitized sectors. Performance was also helped by our shorter duration stance in the Fund, which lowers its sensitivity to changing interest rates, as rates rose during the reporting period. Likewise, results were aided by our positioning for a flatter yield curve, both in the TIPS and nominal Treasury portions of the portfolio, as we had an underweight to five-year securities versus 30-year securities. The yield curve flattened, as short-term yields rose and longer term rates fell. In terms of the Fund’s out-of-index allocations, our exposure to CMBS was beneficial, while our high yield credit exposure detracted. The CMBS sector produced excess returns relative to the TIPS market, while the high yield corporate sector, as noted above, was under significant pressure throughout the reporting period and produced negative returns. Out-of-index exposures, in aggregate, represented approximately one-fifth of the Fund with the remainder invested in the TIPS market.

TIPS breakeven spreads were very attractive at the end of the reporting period; however, investors will need to weather negative sentiment in the near term, given the weakness in recent inflation numbers and limited gains expected in upcoming consumer price index estimates. However, we do believe the TIPS segment has the potential for more constructive sponsorship in 2015 with a potential upturn in seasonal inflation figures. We continue to underweight TIPS at the front end of the yield curve out to five years, while also having a bias to add longer maturity TIPS to the Fund’s portfolio as yields rise. Additionally, the cheapening of high yield credit has increased the attractiveness of the sector. We continue to look on a bottom-up basis for opportunistic trades to improve the profile of the Fund’s high yield corporate exposure. We continue to expect rates will rise gradually over the course of 2015 and for the yield curve to continue to flatten, with short rates rising more than long rates. This outlook argues for maintaining our strategic short duration posture and flatter yield curve positioning in the Fund.

We also used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The effect of these activities in the period was positive. These derivative exposures are integrated with the overall portfolio construction and as such losses and gains may be naturally related to/may offset impacts elsewhere in the portfolio. We also used interest rate swaps to manage duration and overall portfolio yield curve exposure and these positions also detracted slightly from performance during the reporting period.

Nuveen Intermediate Government Bond Fund

The Fund’s Class A Shares at NAV performed in line with the Barclays Intermediate Government Bond Index and underperformed the Lipper Intermediate U.S. Government Funds Classification Average for the six-month reporting period. Global growth concerns, ongoing geopolitical unrest and the sharp drop in commodity prices led to volatile financial markets and a very difficult period for risk assets in the bond market. Treasury rates declined and the yield curve flattened led by a strong move lower in 30-year yields and a modest increase in short rates, as the Federal Reserve (Fed) affirmed its intention to remove policy accommodation, even with low inflation and declining inflation expectations. This move helped longer maturity Treasuries post the strongest returns among various fixed income asset classes during the six-month reporting period.

10	Nuveen Investments

In securitized sectors, agency mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae, Ginnie Mae and Freddie Mac struggled to keep pace with Treasuries early in the period as concerns about Fed tapering and policy normalization pushed spreads wider. After widening in July and August, agency MBS spreads were attractive enough, particularly against a backdrop of stable rates and positive technicals, to attract buying interest from relative value investors. As the period progressed, technicals were more balanced as the Fed’s reinvestment of paydowns offset supply and money managers reduced underweights in the sector. Improving credit metrics and continued modest improvements in home prices created a positive fundamental backdrop for non-agency MBS. This sector was quite stable and outperformed other higher volatility fixed income risk sectors during the reporting period. Driven by improving commercial real estate fundamentals and relative immunity from energy-related spread volatility, investor demand for commercial mortgage-backed securities (CMBS) was fairly strong, absorbing the heavy amount of new issuance. CMBS performed relatively well during the reporting period. Demand for short cash substitutes provided modest support for high quality asset-backed securities (ABS). Although not accretive to overall Fund performance, the ABS sector was able to keep pace with Treasuries.

Our interest rate strategy was a bright spot in the Fund’s performance, contributing favorably to its reporting period returns. We continued to hold the view that short rates would rise more than long rates and that the yield curve would significantly flatten as the Fed moved toward normalizing monetary policy. Therefore, we positioned the Fund with an underweight to securities at the short end of the yield curve out to five years, and a corresponding overweight to ten- and twenty-year maturities during the reporting period. At the same time, we maintained the Fund’s more defensive positioning in terms of its duration, or interest rate sensitivity. This equated to a shorter duration stance for the Fund versus the benchmark throughout the period. The yield curve strategy, in particular, paid off handsomely and was the biggest contributor to the Fund’s returns. The duration stance also had a modestly positive impact on performance during the reporting period.

On the other hand, the Fund’s sector strategies modestly detracted during this reporting period, including overweight positions in several securitized sectors and a corresponding underweight to U.S. Treasuries. As noted in the overview, Treasuries performed strongly during the reporting period, outperforming other fixed income asset classes. In light of that strength, our overweight exposures in securitized sectors such as MBS, CMBS and ABS were generally not helpful. These securities did not produce returns in excess of similar duration Treasuries during the reporting period.

In addition, we used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The effect of these activities during the reporting period was modestly positive. These derivative exposures are integrated with overall portfolio construction and as such losses and gains may be naturally related to/may offset impacts elsewhere in the portfolio.

Nuveen Short Term Bond Fund

The Fund’s Class A Shares at NAV underperformed the Barclays 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Classification Average for the six-month reporting period. Global growth concerns, ongoing geopolitical unrest and the sharp drop in commodity prices led to volatile financial markets, especially in the final months of this reporting period. In the bond market, risk assets had a difficult period as the market focused on the negative impact of a decline in oil prices on energy-related corporate and sovereign credits. Shorter maturity corporate market spreads widened during the reporting period and short-term rates rose modestly as the Federal Reserve (Fed) affirmed its intention to remove policy accommodation, even with low inflation and declining inflation expectations. Given the small rise in short rates, returns for short-term bond benchmarks and portfolios were quite modest, particularly compared to longer term bond products.

Credit sectors lagged the government and securitized sectors as the severe weakness in commodity-related issuers spilled over into the broad credit markets. Generic spreads on shorter duration high grade corporates widened by about 20 basis points during the reporting period, with BBB-rated spreads widening more, while energy as well as metals and mining names were severely punished. Financial names held up fairly well relative to industrials as fundamental credit trends remained intact and this sector traded with better liquidity and lower volatility than the broad credit market.

Securitized sectors were seemingly far enough removed from the downdraft in commodity prices and posted solid results. Risk premiums for commercial mortgage-backed securities (CMBS) were fairly stable, capping a solid year for the sector overall. Driven by

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

improving commercial real estate fundamentals and relative immunity from energy-related spread volatility, investor demand for CMBS was strong, absorbing the heavy amount of new issuance during the reporting period. CMBS performed relatively well, outpacing investment grade credit and performing in line with mortgage-backed securities (MBS). Consumer asset-backed securities (ABS) spreads moved out to the wide end of the year’s trading range amid technical pressures in the final months of the reporting period. However, esoteric structured products such as government supported enterprise (GSE) risk-transfer deals and single-family rental securitizations rebounded in the final months from a weak third quarter as supply abated and credit metrics remained solid.

With the backdrop of fairly low returns for short duration fixed income assets during the reporting period, the most significant detractors to the Fund’s results were our sector decisions. The Fund was positioned with a modest overweight in the investment grade credit sector as well as an overweight in non-investment grade corporates. Given the weak performance of the broad credit sectors, these allocations were drags on the Fund’s performance, accounting for the majority of its shortfall versus the benchmark and peer group. Security selection was also a detractor as the Fund’s exposure to the energy sector, while very minimal, was roughly double that of the benchmark’s energy weight. These holdings performed poorly despite being primarily investment grade rated and focused on relatively stable midstream and refining names. The Fund’s metals and mining credits also underperformed due to concerns about emerging market growth and weak demand for commodities.

On the positive side, the Fund was positioned with nearly half of its assets in the securitized sectors, which enjoyed steady performance amid stable credit metrics in domestic consumer, residential and commercial real estate assets. Our defensive interest rate strategy also contributed favorably to the Fund’s performance as short-term rates moved modestly higher during the reporting period. Throughout the reporting period, we positioned the Fund’s duration well short of the benchmark and near the lowest end of its permitted one-to-three year range.

As a result of the widening in investment grade credit spreads, we increased the Fund’s exposure to this segment modestly, taking advantage of the robust new issue calendar during the reporting period. Beyond our normal analysis of each company’s liquidity and debt maturity profile, we also re-examined the fundamental outlook for all of the Fund’s commodity-related credits within the context of lower prices. We continued to hold the credits that we believed were fundamentally positioned to withstand the ongoing low and volatile price environment. At the same time, we added modestly to the Fund’s exposure to the non-investment grade segments of the market, away from the energy sector. Our strategies in the mortgage-related sectors were fairly continuous, with most of the activity being bottom up in nature.

With fixed income market liquidity being somewhat challenged late in the reporting period, we focused on managing the Fund’s liquidity profile conservatively. To that end, we kept larger-than-normal cash and Treasury positions in the Fund’s portfolio heading into year-end.

During the reporting period, we also continued to utilize various derivative instruments. For example, we utilized U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The effect of these activities in the period was modestly negative. These derivative exposures are integrated with the overall portfolio construction and as such losses and gains may be naturally related to/may offset impacts elsewhere in the portfolio. We also continued to use interest rate swaps to manage duration and overall portfolio yield curve exposure and these positions also detracted slightly from performance during the reporting period.

12	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Core Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Core Plus Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Inflation Protected Securities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and index methodology risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The guarantee provided by the U.S. government to treasury inflation protected securities (TIPS) relates only to the prompt payment of principal and interest and does not remove the market risks of investing in the Fund shares. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk, and adverse economic developments. The Fund’s investment in inflation protected securities has tax consequences that may result in income distributions to shareholders.

Nuveen Intermediate Government Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Short Term Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Investments	13

Risk Considerations and Dividend Information (continued)

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends consisting only of net investment income at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2014, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the six-months ended December 31, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund’s shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 – Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

14	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Core Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.28%	5.89%	4.11%	4.27%
Class A Shares at maximum Offering Price	(1.76)%	2.72%	3.49%	3.96%
Barclays Aggregate Bond Index	1.96%	5.97%	4.45%	4.71%
Lipper Core Bond Classification Average	1.15%	5.33%	4.68%	4.24%

Class I Shares	1.42%	6.19%	4.32%	4.45%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.84%	5.16%	2.67%

Since inception return for Class C Shares is from 1/18/11. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	0.81%	1.56%	0.56%
Net Expense Ratios	0.78%	1.53%	0.53%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.53% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

16	Nuveen Investments

Fund Performance and Expense Ratios (continued)

Nuveen Core Plus Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.29)%	5.19%	5.21%	4.79%
Class A Shares at maximum Offering Price	(4.52)%	0.75%	4.29%	4.34%
Barclays Aggregate Bond Index	1.96%	5.97%	4.45%	4.71%
Lipper Core Bond Plus Classification Average	0.78%	5.21%	5.23%	4.97%

Class C Shares	(0.68)%	4.40%	4.41%	4.01%
Class R3 Shares	(0.48)%	4.86%	4.94%	4.55%
Class I Shares	(0.25)%	5.37%	5.48%	5.04%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.84%	1.59%	1.10%	0.60%
Net Expense Ratios	0.77%	1.52%	1.02%	0.52%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.52% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Inflation Protected Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.03)%	3.27%	3.99%	3.95%
Class A Shares at maximum Offering Price	(6.20)%	(1.16)%	3.08%	3.50%
Barclays U.S. TIPS Index	(2.07)%	3.64%	4.11%	4.37%
Lipper Inflation-Protected Bond Funds Classification Average	(3.03)%	1.64%	3.27%	3.49%

Class C Shares	(2.42)%	2.61%	3.34%	3.22%
Class R3 Shares	(2.18)%	2.79%	3.61%	3.65%
Class I Shares	(1.98)%	3.55%	4.35%	4.24%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.86%	1.61%	1.13%	0.61%
Net Expense Ratios	0.83%	1.58%	1.08%	0.58%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

18	Nuveen Investments

Fund Performance and Expense Ratios (continued)

Nuveen Intermediate Government Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.88%	2.32%	2.65%	3.44%
Class A Shares at maximum Offering Price	(2.12)%	(0.74)%	2.04%	3.12%
Barclays Intermediate Government Bond Index	0.96%	2.52%	2.78%	3.76%
Lipper Intermediate U.S. Government Funds Classification Average	1.28%	3.81%	2.90%	3.61%

Class I Shares	1.01%	2.60%	2.87%	3.63%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	0.50%	1.56%	1.86%	1.65%
Class R3 Shares	0.74%	2.04%	2.34%	2.13%

Since inception returns for Class C and Class R3 Shares are from 10/28/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.01%	1.76%	1.26%	0.76%
Net Expense Ratios	0.85%	1.60%	1.10%	0.60%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.85%, 1.60%, 1.10% and 0.60% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Short Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.50)%	0.63%	2.15%	2.93%
Class A Shares at maximum Offering Price	(2.73)%	(1.63)%	1.68%	2.69%
Barclays 1-3 Year Government/Credit Bond Index	0.21%	0.77%	1.41%	2.85%
Lipper Short Investment Grade Debt Funds Classification Average	(0.24)%	0.71%	2.03%	2.69%

Class I Shares	(0.38)%	0.87%	2.35%	3.12%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	(0.88)%	(0.15)%	1.32%	1.39%
Class R3 Shares	(0.65)%	0.32%	N/A	2.05%

Since inception return for Class C Shares is from 10/28/09. Since inception return for Class R3 Shares is from 9/23/11. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.25% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.73%	1.48%	0.98%	0.48%
Net Expense Ratios	0.71%	1.46%	0.96%	0.46%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.47% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

N/A	Not applicable.

20	Nuveen Investments

Yields as of December 31, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Core Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	2.57%	1.89%	2.90%
SEC 30-Day Yield	2.30%	1.66%	2.61%

Nuveen Core Plus Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	3.65%	3.05%	3.59%	4.08%
SEC 30-Day Yield	3.60%	3.03%	3.53%	4.01%

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	1.05%	0.33%	0.83%	1.36%
SEC 30-Day Yield	0.86%	0.14%	0.63%	1.12%

Nuveen Intermediate Government Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	0.99%	0.27%	0.75%	1.29%
SEC 30-Day Yield	1.15%	0.44%	0.95%	1.43%

Nuveen Short Term Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	1.42%	0.66%	1.15%	1.69%
SEC 30-Day Yield	1.50%	0.78%	1.29%	1.78%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	21

Holding

Summaries as of December 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Core Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	45.0%
$1,000 Par (or similar) Institutional Preferred	1.9%
U.S. Government and Agency Obligations	4.8%
Asset-Backed and Mortgage-Backed Securities	44.9%
Sovereign Debt	0.5%
Investments Purchased with Collateral from Securities Lending	8.5%
Short-Term Investments	2.2%
Other Assets Less Liabilities	(7.8)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate debt holdings)1

Banks	20.8%
Capital Markets	10.2%
Oil, Gas & Consumable Fuels	8.5%
Media	6.3%
Diversified Telecommunication Services	5.9%
Health Care Providers & Services	5.9%
Metals & Mining	5.8%
Real Estate Investment Trust	5.6%
Insurance	4.1%
Energy Equipment & Services	3.8%
Tobacco	1.8%
Transportation Infrastructure	1.7%
Other	19.6%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)2

AAA/U.S. Guaranteed	48.1%
AA	4.5%
A	23.7%
BBB	23.6%
N/R (not rated)	0.1%
Total	100%

1	Corporate debt holdings include corporate bonds.

2	Excluding investments in derivatives.

22	Nuveen Investments

Nuveen Core Plus Bond Fund

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	2.4%
Corporate Bonds	60.7%
$1,000 Par (or similar) Institutional Preferred	5.5%
Municipal Bonds	1.1%
Asset-Backed and Mortgage-Backed Securities	24.0%
Sovereign Debt	5.1%
Investments Purchased with Collateral from Securities Lending	13.8%
Short-Term Investments	1.9%
Other Assets Less Liabilities	(14.5)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate debt holdings)1

Banks	15.5%
Oil, Gas & Consumable Fuels	10.7%
Media	8.9%
Metals & Mining	8.9%
Real Estate Investment Trust	5.0%
Capital Markets	5.0%
Diversified Telecommunication Services	4.9%
Insurance	4.5%
Wireless Telecommunication Services	3.7%
Chemicals	3.4%
Energy Equipment & Services	3.3%
Consumer Finance	2.6%
Electric Utilities	2.4%
Tobacco	1.5%
Other	19.7%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)2

AAA/U.S. Guaranteed	17.4%
AA	2.8%
A	23.9%
BBB	39.6%
BB or Lower	15.9%
N/R (not rated)	0.4%
Total	100%

1	Corporate debt holdings include corporate bonds.

2	Excluding investments in derivatives.

Nuveen Investments	23

Holding Summaries as of December 31, 2014 (continued)

Nuveen Inflation Protected Securities Fund

Fund Allocation

(% of net assets)

Exchange-Traded Funds	0.2%
Convertible Preferred Securities	0.1%
$25 Par (or similar) Retail Preferred	0.1%
Corporate Bonds	10.9%
$1,000 Par (or similar) Institutional Preferred	0.1%
Municipal Bonds	0.7%
U.S. Government and Agency Obligations	80.6%
Asset-Backed and Mortgage-Backed Securities	4.9%
Investment Companies	0.7%
Sovereign Debt	0.7%
Investments Purchased with Collateral from Securities Lending	2.4%
Short-Term Investments	0.6%
Other Assets Less Liabilities	(2.0)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate debt holdings)1

Health Care Providers & Services	11.9%
Media	9.8%
Diversified Telecommunication Services	9.2%
Oil, Gas & Consumable Fuels	7.7%
Wireless Telecommunication Services	6.4%
Chemicals	4.8%
Metals & Mining	4.5%
Commercial Services & Supplies	3.6%
Independent Power Producers & Energy Traders	3.1%
Airlines	3.1%
Auto Components	2.9%
Household Durables	2.9%
Automobiles	2.7%
Specialty Retail	2.6%
Construction Materials	2.5%
Electric Utilities	2.1%
Banks	2.0%
Other	18.2%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)2

AAA/U.S. Guaranteed	87.4%
AA	1.9%
A	0.3%
BBB	1.6%
BB or Lower	8.8%
Total	100%

1	Corporate debt holdings include corporate bonds.

2	Excluding exchange-traded funds, investment companies and investments in derivatives.

24	Nuveen Investments

Nuveen Intermediate Government Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	0.5%
Municipal Bonds	3.7%
U.S. Government and Agency Obligations	48.3%
Asset-Backed and Mortgage-Backed Securities	46.9%
Investments Purchased with Collateral from Securities Lending	3.6%
Short-Term Investments	0.4%
Other Assets Less Liabilities	(3.4)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term investments)1

AAA/U.S. Guaranteed	94.4%
AA	4.5%
A	0.5%
BBB	0.6%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	25

Holding Summaries as of December 31, 2014 (continued)

Nuveen Short Term Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	42.3%
Convertible Bonds	0.2%
$1,000 Par (or similar) Institutional Preferred	1.2%
Municipal Bonds	1.6%
U.S. Government and Agency Obligations	5.6%
Asset-Backed and Mortgage-Backed Securities	45.3%
Sovereign Debt	0.3%
Investments Purchased with Collateral from Securities Lending	5.2%
Short-Term Investments	2.9%
Other Assets Less Liabilities	(4.6)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate debt holdings)1

Banks	18.5%
Oil, Gas & Consumable Fuels	7.8%
Capital Markets	6.3%
Real Estate Investment Trust	5.5%
Health Care Providers & Services	4.8%
Media	4.0%
Metals & Mining	3.7%
Consumer Finance	3.6%
Food Products	3.0%
Chemicals	3.0%
Insurance	2.9%
Diversified Telecommunication Services	2.7%
Computers & Peripherals	2.7%
Software	2.6%
Energy Equipment & Services	2.5%
Airlines	2.2%
Automobiles	2.0%
Wireless Telecommunication Services	1.7%
Food & Staples Retailing	1.5%
Other	19.0%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)2

AAA/U.S. Guaranteed	37.2%
AA	9.3%
A	20.6%
BBB	20.8%
BB or Lower	10.8%
N/R (not rated)	1.3%
Total	100%

1	Corporate debt holdings include corporate bonds and convertible bonds.

2	Excluding investments in derivatives.

26	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2014.

The beginning of the period is July 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Core Bond Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,012.80	$1,008.40	$1,014.20
Expenses Incurred During Period	$3.96	$7.75	$2.69
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.27	$1,017.49	$1,022.53
Expenses Incurred During Period	$3.97	$7.78	$2.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.53% and 0.53% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	27

Expense Examples (continued)

Nuveen Core Plus Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$997.10	$993.20	$995.20	$997.50
Expenses Incurred During Period	$3.88	$7.64	$5.13	$2.62
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.32	$1,017.54	$1,020.06	$1,022.58
Expenses Incurred During Period	$3.92	$7.73	$5.19	$2.65

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.52%, 1.02% and 0.52% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$979.70	$975.80	$978.20	$980.20
Expenses Incurred During Period	$4.14	$7.87	$5.39	$2.89
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.02	$1,017.24	$1,019.76	$1,022.28
Expenses Incurred During Period	$4.23	$8.03	$5.50	$2.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.58%, 1.08% and 0.58% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Intermediate Government Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,008.80	$1,005.00	$1,007.40	$1,010.10
Expenses Incurred During Period	$4.30	$8.09	$5.57	$3.04
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.92	$1,017.14	$1,019.66	$1,022.18
Expenses Incurred During Period	$4.33	$8.13	$5.60	$3.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.60%, 1.10% and 0.60% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	Nuveen Investments

Nuveen Short Term Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$995.00	$991.20	$993.50	$996.20
Expenses Incurred During Period	$3.57	$7.33	$4.82	$2.31
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.63	$1,017.85	$1,020.37	$1,022.89
Expenses Incurred During Period	$3.62	$7.43	$4.89	$2.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.71%, 1.46%, 0.96% and 0.46% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	29

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund and Nuveen Short Term Bond Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.

	Nuveen Core Bond Fund	Nuveen Core Plus Bond Fund	Nuveen Inflation Protected Securities Fund	Nuveen Intermediate Government Bond Fund	Nuveen Short Term Bond Fund
To approve a new investment management agreement between each Corporation and Nuveen Fund Advisor, LLC.
For	28,196,581	39,816,800	24,842,324	8,881,416	76,679,753
Against	24,995	70,650	25,883	4,320	127,443
Abstain	61,142	65,401	43,087	5,934	128,803
Broker Non-Votes	2,102,367	3,474,759	2,711,972	658,606	13,519,571
Total	30,385,085	43,427,610	27,623,266	9,550,276	90,455,570

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	28,193,646	39,790,015	24,841,511	8,881,416	76,667,070
Against	26,537	104,534	27,590	4,320	137,918
Abstain	62,535	58,302	42,192	5,934	131,014
Broker Non-Votes	2,102,367	3,474,759	2,711,973	658,606	13,519,568
Total	30,385,085	43,427,610	27,623,266	9,550,276	90,455,570

To approve revisions to, or eilimation of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	28,188,833	39,772,673	24,844,286	8,879,984	76,654,823
Against	30,708	86,723	15,866	5,752	131,356
Abstain	63,177	93,455	51,138	5,934	149,818
Broker Non-Votes	2,102,367	3,474,759	2,711,976	658,606	13,519,573
Total	30,385,085	43,427,610	27,623,266	9,550,276	90,455,570

b. Eliminate the fundamental policy related to investing for control.
For	28,189,549	39,750,924	24,843,985	8,880,189	76,614,417
Against	31,079	98,320	17,934	5,547	160,016
Abstain	62,090	103,604	49,371	5,934	161,563
Broker Non-Votes	2,102,367	3,474,762	2,711,976	658,606	13,519,574
Total	30,385,085	43,427,610	27,623,266	9,550,276	90,455,570

30	Nuveen Investments

	Nuveen Core Bond Fund	Nuveen Core Plus Bond Fund	Nuveen Inflation Protected Securities Fund	Nuveen Intermediate Government Bond Fund	Nuveen Short Term Bond Fund
Approval of the Board Members was reached as follows:

William Adams IV
For	875,153,250	875,153,250	875,153,250	875,153,250	875,153,250
Withhold	6,616,294	6,616,294	6,616,294	6,616,294	6,616,294
Total	881,769,544	881,769,544	881,769,544	881,769,544	881,769,544

Robert P. Bremner
For	767,672,659	767,672,659	767,672,659	767,672,659	767,672,659
Withhold	114,096,885	114,096,885	114,096,885	114,096,885	114,096,885
Total	881,769,544	881,769,544	881,769,544	881,769,544	881,769,544

Jack B. Evans
For	767,867,187	767,867,187	767,867,187	767,867,187	767,867,187
Withhold	113,902,357	113,902,357	113,902,357	113,902,357	113,902,357
Total	881,769,544	881,769,544	881,769,544	881,769,544	881,769,544

William C. Hunter
For	875,066,364	875,066,364	875,066,364	875,066,364	875,066,364
Withhold	6,703,180	6,703,180	6,703,180	6,703,180	6,703,180
Total	881,769,544	881,769,544	881,769,544	881,769,544	881,769,544

David J. Kundert
For	767,748,278	767,748,278	767,748,278	767,748,278	767,748,278
Withhold	114,021,266	114,021,266	114,021,266	114,021,266	114,021,266
Total	881,769,544	881,769,544	881,769,544	881,769,544	881,769,544

John K. Nelson
For	875,059,020	875,059,020	875,059,020	875,059,020	875,059,020
Withhold	6,710,524	6,710,524	6,710,524	6,710,524	6,710,524
Total	881,769,544	881,769,544	881,769,544	881,769,544	881,769,544

William J. Schneider
For	874,871,626	874,871,626	874,871,626	874,871,626	874,871,626
Withhold	6,897,918	6,897,918	6,897,918	6,897,918	6,897,918
Total	881,769,544	881,769,544	881,769,544	881,769,544	881,769,544

Thomas S. Schreier, Jr.
For	874,799,740	874,799,740	874,799,740	874,799,740	874,799,740
Withhold	6,969,804	6,969,804	6,969,804	6,969,804	6,969,804
Total	881,769,544	881,769,544	881,769,544	881,769,544	881,769,544

Judith M. Stockdale
For	874,933,639	874,933,639	874,933,639	874,933,639	874,933,639
Withhold	6,835,905	6,835,905	6,835,905	6,835,905	6,835,905
Total	881,769,544	881,769,544	881,769,544	881,769,544	881,769,544

Carole E. Stone
For	767,948,250	767,948,250	767,948,250	767,948,250	767,948,250
Withhold	113,821,294	113,821,294	113,821,294	113,821,294	113,821,294
Total	881,769,544	881,769,544	881,769,544	881,769,544	881,769,544

Nuveen Investments	31

Shareholder Meeting Report (continued)

	Nuveen Core Bond Fund	Nuveen Core Plus Bond Fund	Nuveen Inflation Protected Securities Fund	Nuveen Intermediate Government Bond Fund	Nuveen Short Term Bond Fund
Virginia L. Stringer
For	875,081,812	875,081,812	875,081,812	875,081,812	875,081,812
Withhold	6,687,732	6,687,732	6,687,732	6,687,732	6,687,732
Total	881,769,544	881,769,544	881,769,544	881,769,544	881,769,544

Terence J. Toth
For	767,738,756	767,738,756	767,738,756	767,738,756	767,738,756
Withhold	114,030,788	114,030,788	114,030,788	114,030,788	114,030,788
Total	881,769,544	881,769,544	881,769,544	881,769,544	881,769,544

32	Nuveen Investments

Nuveen Core Bond Fund

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.1%

	CORPORATE BONDS – 45.0%

	Banks – 9.4%

$1,275	Abbey National Treasury Services PLC of London	3.050%	8/23/18	A	$1,320,032

1,070	Banco Bradesco S.A. Grand Cayman, 144A, (3)	4.125%	5/16/16	Baa1	1,096,718

1,910	Bancolombia SA	5.950%	6/03/21	Baa2	2,048,475

2,500	Bank of America Corporation	5.750%	12/01/17	A	2,762,243

3,395	Bank of America Corporation, (3)	4.000%	4/01/24	A	3,534,959

2,000	Citigroup Inc.	4.500%	1/14/22	A	2,185,516

807	Fifth Third Bancorp.	3.500%	3/15/22	A	827,240

1,110	General Electric Capital Corporation	6.875%	1/10/39	AA+	1,570,103

900	JPMorgan Chase & Company	4.500%	1/24/22	A+	982,577

3,065	JPMorgan Chase & Company	3.200%	1/25/23	A+	3,068,457

1,240	JPMorgan Chase & Company	3.375%	5/01/23	A	1,226,749

1,000	JPMorgan Chase & Company	6.400%	5/15/38	A+	1,306,537

1,000	Royal Bank of Scotland Group PLC	6.400%	10/21/19	A	1,161,493

3,595	Stadshypotek AB, 144A, (3)	1.875%	10/02/19	Aaa	3,550,900
24,867	Total Banks				26,641,999

	Beverages – 0.6%

580	Anheuser Busch InBev Finance Inc., (3)	3.700%	2/01/24	A	602,484

1,070	Anheuser Busch InBev	2.500%	7/15/22	A	1,039,914
1,650	Total Beverages				1,642,398

	Capital Markets – 4.6%

1,250	Deutsche Bank AG London, (3)	2.500%	2/13/19	A+	1,265,305

4,500	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	5,205,540

1,090	Goldman Sachs Group, Inc., (3)	6.750%	10/01/37	A–	1,370,539

2,250	Morgan Stanley	6.625%	4/01/18	A	2,562,829

335	Morgan Stanley	3.750%	2/25/23	A	343,650

1,165	Morgan Stanley	4.350%	9/08/26	BBB+	1,171,961

1,105	State Street Corporation	3.300%	12/16/24	AA–	1,121,514
11,695	Total Capital Markets				13,041,338

	Computers & Peripherals – 0.6%

1,645	Hewlett Packard Company, (3)	4.650%	12/09/21	A–	1,761,410

	Containers & Packaging – 0.3%

905	Packaging Corporation of America, (3)	3.650%	9/15/24	BBB	890,873

Nuveen Investments	33

Nuveen Core Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 0.6%

$1,515	Rabobank Nederland	3.875%	2/08/22	Aa2	$1,611,621

	Diversified Telecommunication Services – 2.7%

2,250	AT&T, Inc., (3)	5.550%	8/15/41	A	2,507,175

2,020	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	2,024,941

2,720	Verizon Communications	5.150%	9/15/23	A–	3,003,514
6,990	Total Diversified Telecommunication Services				7,535,630

	Electric Utilities – 0.6%

1,615	Exelon Generation Co. LLC	4.250%	6/15/22	BBB+	1,678,276

	Energy Equipment & Services – 1.7%

1,000	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A	957,042

1,110	Ensco PLC, (3)	4.700%	3/15/21	BBB+	1,115,029

1,500	Nabors Industries Inc.	4.625%	9/15/21	BBB	1,409,313

1,350	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB	1,377,441
4,960	Total Energy Equipment & Services				4,858,825

	Food & Staples Retailing – 0.5%

1,380	Walgreen Company	3.100%	9/15/22	BBB	1,363,299

	Food Products – 0.4%

1,130	Mondelez International Inc.	2.250%	2/01/19	Baa1	1,125,359

	Health Care Equipment & Supplies – 0.2%

680	Becton Dickinson & Company	3.734%	12/15/24	Baa2	700,111

	Health Care Providers & Services – 2.6%

2,965	Mayo Clinic Rochester	3.774%	11/15/43	AA	2,929,331

970	NYU Hospitals Center	4.784%	7/01/44	A–	1,020,259

1,215	UnitedHealth Group Incorporated	2.875%	3/15/22	A+	1,218,889

1,315	Wellpoint Inc.	3.125%	5/15/22	A–	1,314,208

1,065	Zoetis Incorporated	3.250%	2/01/23	Baa2	1,050,546
7,530	Total Health Care Providers & Services				7,533,233

	Household Products – 0.4%

945	Macys Retail Holdings Inc.	4.375%	9/01/23	BBB+	1,015,150

	Insurance – 1.8%

1,000	AFLAC Insurance	6.450%	8/15/40	A	1,300,917

1,170	Genworth Holdings Inc.	4.800%	2/15/24	Baa3	948,434

1,305	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	1,480,006

1,370	Lincoln National Corporation, (3)	4.200%	3/15/22	A–	1,455,178
4,845	Total Insurance				5,184,535

	Internet & Catalog Retail – 0.4%

980	Amazon.com Incorporated, (3)	3.800%	12/05/24	Baa1	1,004,030

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Internet Software & Services – 0.3%

$785	Alibaba Group Holding Limited, 144A	3.600%	11/28/24	A1	$778,598

	Leisure Equipment & Products – 0.5%

1,525	Hyatt Hotels Corporation	3.375%	7/15/23	BBB	1,495,333

	Machinery – 0.4%

1,000	Parker Hannifin Corporation	3.300%	11/21/24	A	1,020,544

	Media – 2.8%

1,000	21st Century Fox America Inc.	4.000%	10/01/23	BBB+	1,061,778

785	British Sky Broadcasting Group PLC	6.100%	2/15/18	BBB+	873,641

1,640	DIRECTV Holdings LLC	3.800%	3/15/22	BBB	1,668,487

1,460	Discovery Communications Inc.	5.050%	6/01/20	BBB	1,603,995

1,460	NBC Universal Media LLC	6.400%	4/30/40	A–	1,956,098

680	News America Holdings Inc., (3)	6.650%	11/15/37	BBB+	907,977
7,025	Total Media				8,071,976

	Metals & Mining – 2.6%

715	Anglogold Holdings PLC	6.500%	4/15/40	Baa3	629,634

1,230	Freeport McMoRan, Inc.	3.550%	3/01/22	BBB	1,162,487

945	Newmont Mining Corporation	3.500%	3/15/22	BBB	888,061

1,490	Nucor Corporation	4.000%	8/01/23	A	1,560,511

1,240	Rio Tinto Finance USA PLC, (3)	2.875%	8/21/22	A–	1,192,214

1,250	Teck Resources Limited	6.250%	7/15/41	BBB	1,152,324

895	Vale Overseas Limited, (3)	4.375%	1/11/22	A–	857,866
7,765	Total Metals & Mining				7,443,097

	Oil, Gas & Consumable Fuels – 3.8%

1,825	Apache Corporation	4.250%	1/15/44	A–	1,594,933

1,055	Cenovus Energy Inc.	4.450%	9/15/42	BBB+	912,368

1,110	EOG Resources Inc.	4.100%	2/01/21	A–	1,191,049

960	Marathon Petroleum Corporation	6.500%	3/01/41	BBB	1,142,576

2,385	Petrobras International Finance Company	5.375%	1/27/21	Baa2	2,209,869

1,120	Rowan Companies Inc.	4.875%	6/01/22	BBB–	1,089,851

1,455	Southwestern Energy Company	4.100%	3/15/22	BBB	1,427,924

1,280	Spectra Energy Partners LP	4.750%	3/15/24	BBB	1,372,058
11,190	Total Oil, Gas & Consumable Fuels				10,940,628

	Pharmaceuticals – 0.4%

975	Perrigo Company Limited, (3)	4.000%	11/15/23	BBB	1,005,554

	Real Estate Investment Trust – 2.5%

1,405	American Tower Company, (3)	5.000%	2/15/24	BBB	1,489,956

1,385	Digital Realty Trust Inc., (3)	3.625%	10/01/22	BBB	1,363,912

Nuveen Investments	35

Nuveen Core Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Real Estate Investment Trust (continued)

$1,170	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	$1,202,690

1,460	Sovereign Bank	8.750%	5/30/18	Baa2	1,738,863

1,255	WP Carey Inc.	4.600%	4/01/24	Baa2	1,317,750
6,675	Total Real Estate Investment Trust				7,113,171

	Road & Rail – 0.6%

895	Burlington Northern Santa Fe Corporation	4.375%	9/01/42	A3	919,370

895	Burlington Northern Santa Fe, LLC	3.400%	9/01/24	A3	911,336
1,790	Total Road & Rail				1,830,706

	Semiconductors & Semiconductor Equipment – 0.4%

1,040	Applied Materials Inc.	4.300%	6/15/21	A–	1,133,666

	Software – 0.6%

1,750	Computer Sciences Corporation	4.450%	9/15/22	BBB+	1,790,098

	Specialty Retail – 0.7%

1,000	AutoZone Inc.	3.700%	4/15/22	Baa1	1,028,444

1,000	Swiss Re Treasury US Corporation, 144A, (3)	4.250%	12/06/42	AA-	1,036,193
2,000	Total Specialty Retail				2,064,637

	Tobacco – 0.8%

960	Lorillard Tobacco	6.875%	5/01/20	Baa2	1,130,762

1,215	Reynolds American Inc.	3.250%	11/01/22	Baa2	1,183,461
2,175	Total Tobacco				2,314,223

	Transportation Infrastructure – 0.8%

1,110	Asciano Finance, 144A	5.000%	4/07/18	Baa2	1,193,315

1,000	Sydney Airport Finance Company Party Limited, 144A	3.900%	3/22/23	BBB	1,028,735
2,110	Total Transportation Infrastructure				2,222,050

	Wireless Telecommunication Services – 0.4%

835	Viacom Inc.	7.875%	7/30/30	BBB	1,167,006
$121,972	Total Corporate Bonds (cost $125,465,954)				127,979,374

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 1.9%

	Banks – 0.8%

$2,220	Wachovia Capital Trust III	5.570%	N/A (4)	BBB	$2,143,410

	Insurance – 1.1%

1,650	Catlin Insurance Company Limited, 144A	7.249%	N/A (4)	BBB+	1,640,719

1,530	ZFS Finance USA Trust V	6.500%	5/09/37	A	1,629,450
3,180	Total Insurance				3,270,169
$5,400	Total $1,000 Par (or similar) Institutional Preferred (cost $4,936,300)				5,413,579

36	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 4.8%

$4,595		Federal National Mortgage Association	2.375%	7/28/15	Aaa	$4,652,005

2,055		Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	2,319,041

60		Freddie Mac Reference Notes	1.750%	5/30/19	Aaa	60,333

1,470		U.S. Treasury Bonds, (3)	3.625%	2/15/44	Aaa	1,729,892

3,930		U.S. Treasury Bonds	3.375%	5/15/44	Aaa	4,424,318

470		U.S. Treasury Notes	2.500%	5/15/24	Aaa	484,174
$12,580		Total U.S. Government and Agency Obligations (cost $12,745,089)				13,669,763

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 44.9%

$1,443		321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$1,515,722

913		American Homes 4 Rent, Series 2014-SFR2	3.786%	10/17/36	Aaa	930,996

4,115		AmeriCold LLC Trust, Series 2010	2.500%	1/14/29	AAA	4,061,147

—	(5)	Amresco Residential Securities Corporation, Mortgage Loan Pass-Through Certificates, Series 1997-3	6.960%	3/25/27	Baa2	2

2,340		Cabela’s Master Credit Card Trust, Series 2010-2A	2.290%	9/17/18	AAA	2,367,816

2,000		Citigroup Commercial Mortgage Trust Series 2012-GC8	3.024%	9/10/45	Aaa	2,024,968

1,901		Colony American Homes Trust 2014-1A	1.400%	5/17/31	Aaa	1,888,692

1		ContiMortgage Home Equity Loan Trust, Series 1997-2	7.090%	4/15/28	AAA	538

470		Fannie Mae Mortgage Pool 725111	2.316%	9/01/33	Aaa	503,558

1,170		Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	1,295,817

2,624		Fannie Mae Mortgage Pool 819652	2.415%	3/01/35	Aaa	2,810,259

365		Fannie Mae Mortgage Pool 848390	1.961%	12/01/35	Aaa	385,408

1,791		Fannie Mae Mortgage Pool 879906	2.371%	10/01/33	Aaa	1,928,946

737		Fannie Mae Mortgage Pool 886034	2.695%	7/01/36	Aaa	791,850

2,331		Fannie Mae Mortgage Pool 890310	4.500%	12/01/40	Aaa	2,533,878

1,849		Fannie Mae Mortgage Pool 960605	5.000%	8/01/37	Aaa	2,047,070

597		Fannie Mae Mortgage Pool 995949	2.448%	9/01/36	Aaa	635,585

3,292		Fannie Mae Mortgage Pool AB2085	4.000%	1/01/41	Aaa	3,517,700

3,089		Fannie Mae Mortgage Pool AB3194	4.500%	6/01/41	Aaa	3,355,492

3,523		Fannie Mae Mortgage Pool AB9659	3.000%	6/01/43	Aaa	3,573,384

1,390		Fannie Mae Mortgage Pool AD0706	2.292%	3/01/38	Aaa	1,483,070

2,632		Fannie Mae Mortgage Pool AD1593	4.500%	2/01/40	Aaa	2,859,776

1,625		Fannie Mae Mortgage Pool AE0058	2.350%	7/01/36	Aaa	1,734,315

3,205		Fannie Mae Mortgage Pool AE0217	4.500%	8/01/40	Aaa	3,485,516

2,413		Fannie Mae Mortgage Pool AE0981	3.500%	3/01/41	Aaa	2,519,965

1,192		Fannie Mae Mortgage Pool AH3804	4.000%	2/01/41	Aaa	1,273,976

3,354		Fannie Mae Mortgage Pool AH5575	4.000%	2/01/41	Aaa	3,583,698

Nuveen Investments	37

Nuveen Core Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,457	Fannie Mae Mortgage Pool AH5583	4.500%	2/01/41	Aaa	$1,583,202

3,511	Fannie Mae Mortgage Pool AH8954	4.000%	4/01/41	Aaa	3,751,757

4,680	Fannie Mae Mortgage Pool AJ7547	4.000%	1/01/42	Aaa	5,000,623

3,569	Fannie Mae Mortgage Pool AJ9355	3.000%	1/01/27	Aaa	3,719,400

1,700	Fannie Mae Mortgage Pool AL0160	4.500%	5/01/41	Aaa	1,847,461

2,906	Fannie Mae Mortgage Pool AL0215	4.500%	4/01/41	Aaa	3,158,525

2,181	Fannie Mae Mortgage Pool AO9636	2.500%	7/01/27	Aaa	2,226,321

3,364	Fannie Mae Mortgage Pool AU3353	3.000%	8/01/43	Aaa	3,407,581

4,255	Fannie Mae Mortgage Pool MA1028	4.000%	4/01/42	Aaa	4,546,918

3,198	Fannie Mae Mortgage Pool MA1675	3.500%	11/01/23	Aaa	3,386,669

4	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-89 K	6.500%	7/25/20	Aaa	3,850

929	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2003-52 NF	0.568%	6/25/23	Aaa	933,015

1,798	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	1.368%	7/25/24	AA+	1,781,274

5	Federal Home Loan Mortgage Corporation, REMIC 1167 E	7.500%	11/15/21	Aaa	5,933

11	Federal Home Loan Mortgage Corporation, REMIC 1286 A	6.000%	5/15/22	Aaa	12,238

912	Federal Home Loan Mortgage Corporation, REMIC 2750 HE	5.000%	2/15/19	Aaa	952,284

452	Federal Home Loan Mortgage Corporation, REMIC 2863 HF	0.672%	2/15/19	Aaa	454,677

2,326	Freddie Mac Gold Mortgage Pool J14842	3.500%	3/01/26	Aaa	2,470,184

381	Freddie Mac Gold Pool 786281	2.482%	1/01/28	Aaa	405,932

295	Freddie Mac Gold Pool 847161	2.352%	5/01/31	Aaa	309,705

332	Freddie Mac Gold Pool 847190	2.349%	4/01/29	Aaa	345,314

1,244	Freddie Mac Gold Pool 847209	2.262%	10/01/30	Aaa	1,296,869

908	Freddie Mac Gold Pool 847210	2.333%	9/01/33	Aaa	974,727

1,544	Freddie Mac Gold Pool 848282	2.399%	1/01/38	Aaa	1,646,245

1,693	Freddie Mac Gold Pool G05852	5.500%	3/01/39	Aaa	1,893,440

880	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.368%	5/25/45	Aaa	882,912

4,120	Government National Mortgage Association Pool AA5391	3.500%	6/15/42	Aaa	4,331,364

1,720	Invitation Homes Trust 2013-SFR1	1.400%	12/17/30	Aaa	1,711,561

1,486	Master Resecuritization Trust 2009-1	6.000%	10/25/36	A	1,575,548

245	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	248,101

153	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.519%	8/25/34	N/R	152,990

2,555	Structured Agency Credit Risk Debt Notes 2014-DN2	1.018%	4/25/24	A	2,536,193

1,584	Structured Agency Credit Risk Debt Notes, 2013-DN2	1.618%	11/25/23	Baa1	1,579,731

98	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-10A	5.408%	2/10/16	Aaa	100,625

38	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,015	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2010-P10B	3.215%	9/10/20	Aaa	$2,066,668

4,205	UBS Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	AAA	4,189,795

3,376	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	3,515,139

204	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.253%	6/15/20	Aaa	203,311

2,105	Walter Investment Management Company Capital Trust, Series 2012-AA	4.549%	10/16/50	BBB	2,127,015

3,220	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	4.375%	3/15/44	Aaa	3,510,156
$121,983	Total Asset-Backed and Mortgage-Backed Securities (cost $124,350,690)				127,954,397

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.5%

	Mexico – 0.5%

$1,400	United Mexican States	5.625%	1/15/17	A3	$1,519,000
$1,400	Total Sovereign Debt (cost $1,387,694)				1,519,000
	Total Long-Term Investments (cost $268,885,727)				276,536,113

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 8.5%

	Money Market Funds – 8.5%

24,149,383	Mount Vernon Securities Lending Trust Prime Portfolio, (7)	0.272% (6)			$24,149,383
	Total Investments Purchased with Collateral from Securities Lending (cost $24,149,383)				24,149,383

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 2.2%

	Money Market Funds – 2.2%

6,284,625	First American Treasury Obligations Fund, Class Z	0.000% (6)			$6,284,625
	Total Short-Term Investments (cost $6,284,625)				6,284,625
	Total Investments (cost $299,319,735) – 107.8%				306,970,121
	Other Assets Less Liabilities – (7.8)% (8)				(22,157,049)
	Net Assets – 100%				$284,813,072

Nuveen Investments	39

Nuveen Core Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Investments in Derivatives as of December 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan*	$5,000,000	Receive	3-Month USD-LIBOR-BBA	2.739%	Semi-Annually	11/21/23	$(232,416)	$(232,807)
*	Citigroup is the clearing house for this transaction.

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(432)	3/15	$(51,377,625)	$40,514
U.S. Treasury 10-Year Note	Short	(161)	3/15	(20,414,297)	11,529
U.S. Treasury Long Bond	Long	42	3/15	6,071,625	(11,428)
U.S. Treasury Ultra Bond	Long	92	3/15	15,197,250	455,801
				$(50,523,047)	$496,416
*	The aggregate Notional Amount at Value of long and short positions is $21,268,875 and $(71,791,922), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $23,549,506.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Principal Amount (000) rounds to less than $1,000.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

N/A	Not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

40	Nuveen Investments

Nuveen Core Plus Bond Fund

Portfolio of Investments	December 31, 2014 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.8%

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 2.4%

	Banks – 1.6%

159,208	PNC Financial Services, (3)	6.125%		BBB–	$4,419,614

95,750	Regions Financial Corporation	6.375%		BB–	2,398,538

90,000	Wells Fargo & Company	6.625%		BBB	2,496,600
	Total Banks				9,314,752

	Consumer Finance – 0.3%

83,000	Discover Financial Services	6.500%		BB–	2,103,220

	Insurance – 0.5%

104,794	Endurance Specialty Holdings Limited	7.500%		BBB–	2,749,794
	Total $25 Par (or similar) Retail Preferred (cost $13,611,300)				14,167,766

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 60.7%

	Aerospace & Defense – 0.9%

$2,000	Bombardier Inc., 144A, (3)	6.125%	1/15/23	BB–	$2,040,000

2,780	Exelis, Inc.	5.550%	10/01/21	BBB+	3,000,284
4,780	Total Aerospace & Defense				5,040,284

	Airlines – 0.3%

1,690	Northwest Airlines Trust Pass-Through Certificates 2007–1	7.027%	11/01/19	A	1,917,985

	Auto Components – 0.3%

1,710	TRW Automotive Inc., 144A	4.450%	12/01/23	BBB–	1,718,550

	Automobiles – 0.2%

1,010	Chrysler GP/CG Company	8.000%	6/15/19	B1	1,061,763

	Banks – 9.4%

2,900	Bancolombia SA	5.950%	6/03/21	Baa2	3,110,250

2,955	Bank of America Corporation, (3)	4.000%	4/01/24	A	3,076,820

4,240	Bank of America Corporation, (3)	4.250%	10/22/26	BBB+	4,230,481

1,795	Bank of America Corporation	6.250%	3/05/65	BB	1,774,244

1,845	CIT Group Inc.	5.000%	8/01/23	BB	1,895,738

3,425	Citigroup Inc., (3)	4.500%	1/14/22	A	3,742,696

5,000	Citigroup Inc.	3.875%	10/25/23	A	5,197,010

1,000	Citigroup Inc., (3)	3.750%	6/16/24	A	1,021,248

2,915	General Electric Capital Corporation	6.875%	1/10/39	AA+	4,123,288

1,890	HSBC Holdings PLC	6.800%	6/01/38	A+	2,506,469

3,190	JPMorgan Chase & Company	4.500%	1/24/22	A+	3,482,689

Nuveen Investments	41

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$2,665	JPMorgan Chase & Company	3.200%	1/25/23	A+	$2,668,006

1,680	JPMorgan Chase & Company	3.375%	5/01/23	A	1,662,048

2,180	JPMorgan Chase & Company	6.400%	5/15/38	A+	2,848,251

3,455	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	3,645,025

1,200	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB–	1,301,514

1,400	Santander UK PLC, 144A	5.000%	11/07/23	A–	1,478,674

2,520	Societe Generale, 144A, (3)	5.000%	1/17/24	BBB+	2,533,812

1,470	Standard Chartered PLC, 144A	5.700%	3/26/44	A+	1,529,084

1,200	State Bank of India London, 144A	4.875%	4/17/24	BBB–	1,274,536

1,220	Wells Fargo & Company, (3)	3.450%	2/13/23	A+	1,236,463
50,145	Total Banks				54,338,346

	Building Products – 0.9%

1,695	Masco Corporation	5.950%	3/15/22	BBB–	1,881,450

962	Odebrecht Offshore Drilling Finance Limited, 144A	6.625%	10/01/22	BBB	861,348

2,120	Owens Corning Incorporated	4.200%	12/15/22	BBB–	2,151,543
4,777	Total Building Products				4,894,341

	Capital Markets – 3.0%

3,000	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	3,470,361

3,685	Goldman Sachs Group, Inc., (3)	6.750%	10/01/37	A–	4,633,427

1,025	Lazard Group LLC	4.250%	11/14/20	BBB+	1,080,299

3,250	Morgan Stanley	6.625%	4/01/18	A	3,701,864

4,105	Morgan Stanley	5.500%	7/28/21	A	4,658,687
15,065	Total Capital Markets				17,544,638

	Chemicals – 2.0%

2,375	Braskem Finance Limited, 144A	5.750%	4/15/21	BBB–	2,392,813

1,000	Eagle Spinco Inc., (3)	4.625%	2/15/21	BB	947,500

3,830	Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	4,258,929

1,680	NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BB+	1,696,800

1,400	Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	1,470,000

1,000	PolyOne Corporation, (3)	5.250%	3/15/23	BB	999,330
11,285	Total Chemicals				11,765,372

	Commercial Services & Supplies – 0.4%

1,000	ADT Corporation, (3)	6.250%	10/15/21	BBB–	1,027,500

990	R.R. Donnelley & Sons Company, (3)	7.625%	6/15/20	BB	1,086,525
1,990	Total Commercial Services & Supplies				2,114,025

	Computers & Peripherals – 0.6%

1,965	Apple Inc., 144A, (3)	3.850%	5/04/43	AA+	1,966,421

42	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Computers & Peripherals (continued)

$1,750	NCR Corporation	5.000%	7/15/22	BB	$1,706,250
3,715	Total Computers & Peripherals				3,672,671

	Construction & Engineering – 0.2%

1,050	AECOM Technology Corporation, 144A	5.750%	10/15/22	BB–	1,073,625

	Construction Materials – 0.3%

1,800	Norbord Inc., 144A	5.375%	12/01/20	Ba2	1,746,000

	Consumer Finance – 1.6%

3,348	Capital One Bank	3.375%	2/15/23	Baa1	3,329,388

1,500	Discover Bank	4.250%	3/13/26	BBB+	1,554,899

1,790	Discover Financial Services	5.200%	4/27/22	BBB+	1,976,885

2,000	Ford Motor Credit Company	4.250%	9/20/22	BBB–	2,122,130
8,638	Total Consumer Finance				8,983,302

	Containers & Packaging – 0.5%

985	Ball Corporation	4.000%	11/15/23	BB+	950,525

1,945	Rock-Tenn Company	4.900%	3/01/22	BBB	2,089,298
2,930	Total Containers & Packaging				3,039,823

	Diversified Financial Services – 0.8%

1,500	Fly Leasing Limited	6.750%	12/15/20	BB	1,515,000

3,050	Rabobank Nederland	3.875%	2/08/22	Aa2	3,244,517
4,550	Total Diversified Financial Services				4,759,517

	Diversified Telecommunication Services – 3.0%

2,970	AT&T, Inc., (3)	5.550%	8/15/41	A	3,309,471

3,190	Qwest Corporation	6.750%	12/01/21	BBB–	3,688,626

1,000	SBA Telecommunications Corporation	5.750%	7/15/20	B+	1,017,800

2,610	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	2,616,384

1,950	Verizon Communications	5.150%	9/15/23	A–	2,153,254

1,000	Verizon Communications	3.500%	11/01/24	A–	982,499

2,010	Verizon Communications	6.900%	4/15/38	A–	2,633,074

700	Verizon Communications	6.550%	9/15/43	A–	896,804
15,430	Total Diversified Telecommunication Services				17,297,912

	Electric Utilities – 1.5%

1,500	Comision Federal de Electricidad of the United States of Mexico, 144A	4.875%	5/26/21	BBB+	1,592,145

2,500	Exelon Generation Co. LLC	4.250%	6/15/22	BBB+	2,597,950

2,090	FirstEnergy Transmission LLC, 144A	4.350%	1/15/25	Baa3	2,144,008

2,095	PPL Capital Funding Inc., (3)	3.500%	12/01/22	BBB	2,121,873
8,185	Total Electric Utilities				8,455,976

Nuveen Investments	43

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electronic Equipment, Instruments & Components – 0.2%

$1,025	Anixter Inc.	5.125%	10/01/21	BB+	$1,025,000

	Energy Equipment & Services – 2.0%

2,180	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A	2,086,352

3,870	Ensco PLC, (3)	4.700%	3/15/21	BBB+	3,887,535

2,000	Nabors Industries Inc.	4.625%	9/15/21	BBB	1,879,084

2,000	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB	2,040,654

1,880	Weatherford International PLC	7.000%	3/15/38	BBB–	1,807,879
11,930	Total Energy Equipment & Services				11,701,504

	Gas Utilities – 0.4%

2,375	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	2,458,125

	Health Care Equipment & Supplies – 0.5%

1,320	Becton Dickinson & Company	3.734%	12/15/24	Baa2	1,359,039

1,500	Tenet Healthcare Corporation, (3)	4.375%	10/01/21	Ba2	1,488,750
2,820	Total Health Care Equipment & Supplies				2,847,789

	Health Care Providers & Services – 0.9%

1,750	Community Health Systems, Inc., (3)	5.125%	8/01/21	BB+	1,815,625

2,185	UnitedHealth Group Incorporated	6.875%	2/15/38	A+	3,066,097
3,935	Total Health Care Providers & Services				4,881,722

	Insurance – 2.7%

3,975	AFLAC Insurance	6.450%	8/15/40	A	5,171,145

1,650	Genworth Holdings Inc.	4.800%	2/15/24	Baa3	1,337,535

1,760	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	1,904,089

3,015	Liberty Mutual Group Inc.	5.000%	6/01/21	BBB	3,284,246

2,000	Lincoln National Corporation	4.200%	3/15/22	A–	2,124,348

1,640	Pacific LifeCorp.	6.000%	2/10/20	BBB+	1,864,160
14,040	Total Insurance				15,685,523

	Internet Software & Services – 0.3%

1,480	Alibaba Group Holding Limited, 144A, (3)	3.600%	11/28/24	A1	1,467,929

	Leisure Equipment & Products – 0.5%

2,950	Hyatt Hotels Corporation	3.375%	7/15/23	BBB	2,892,611

	Machinery – 0.8%

1,500	CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B+	1,582,500

1,120	Cummins Engine Inc.	4.875%	10/01/43	A+	1,302,556

1,850	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/01/24	BBB	1,838,722
4,470	Total Machinery				4,723,778

	Media – 5.4%

1,500	Altice S.A, 144A	7.750%	5/15/22	B	1,502,813

44	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$1,650	CCO Holdings LLC Finance Corporation	5.750%	9/01/23	BB–	$1,670,625

5,565	DIRECTV Holdings LLC	3.800%	3/15/22	BBB	5,661,663

2,000	Dish DBS Corporation	4.250%	4/01/18	BB–	2,042,500

3,060	NBC Universal Media LLC	6.400%	4/30/40	A–	4,099,767

1,925	NBC Universal Media LLC	4.450%	1/15/43	A–	2,039,755

3,590	News America Holdings Inc.	6.650%	11/15/37	BBB+	4,793,583

1,250	Numericable Group SA, 144A	6.000%	5/15/22	Ba3	1,256,875

1,635	SES SA, 144A	3.600%	4/04/23	BBB	1,651,461

2,000	Sinclair Television Group, (3)	5.375%	4/01/21	B+	1,985,000

1,800	Sirius XM Radio Inc., 144A	4.250%	5/15/20	BB	1,773,000

1,250	Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	1,290,625

1,500	WMG Acquisition Group, 144A, (3)	6.000%	1/15/21	B+	1,500,000
28,725	Total Media				31,267,667

	Metals & Mining – 5.4%

3,035	Alcoa Inc., (3)	5.400%	4/15/21	BBB–	3,287,008

1,625	Allegheny Technologies Inc.	5.875%	8/15/23	BBB–	1,662,406

3,620	Anglogold Holdings PLC	6.500%	4/15/40	Baa3	3,187,797

1,570	ArcelorMittal, (3)	6.750%	2/25/22	BB+	1,675,975

1,380	Cliffs Natural Resources Inc., (3)	4.800%	10/01/20	BB–	745,200

1,000	First Quantum Minerals Limited, 144A	6.750%	2/15/20	BB	905,000

1,535	Freeport McMoRan, Inc., (3)	3.550%	3/01/22	BBB	1,450,745

3,700	Newmont Mining Corporation, (3)	3.500%	3/15/22	BBB	3,477,064

2,000	Nucor Corporation	4.000%	8/01/23	A	2,094,646

2,770	Rio Tinto Finance USA PLC, (3)	2.875%	8/21/22	A–	2,663,253

1,500	Steel Dynamics, Inc., 144A	5.125%	10/01/21	BB+	1,528,125

1,440	Teck Resources Limited	6.250%	7/15/41	BBB	1,327,477

1,050	Vale Overseas Limited, (3)	4.375%	1/11/22	A–	1,006,436

1,890	Vale Overseas Limited	6.875%	11/10/39	A–	2,012,963

1,160	Xstrata Finance Canada Limited, 144A	4.250%	10/25/22	BBB	1,154,315

1,075	Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB	1,224,253

1,755	Yamana Gold Inc.	4.950%	7/15/24	Baa3	1,712,840
32,105	Total Metals & Mining				31,115,503

	Oil, Gas & Consumable Fuels – 6.5%

3,230	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	3,783,790

1,500	Antero Resources Finance Corporation, 144A	5.125%	12/01/22	BB	1,413,750

1,685	Berkshire Hathaway Energy Company, (3)	6.125%	4/01/36	A3	2,116,921

2,000	Canadian Oil Sands Trust	7.750%	5/15/19	BBB	2,163,564

1,500	Cenovus Energy Inc., (3)	3.800%	9/15/23	BBB+	1,464,749

Nuveen Investments	45

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,000	Chesapeake Energy Corporation, (3)	6.125%	2/15/21	BB+	$2,100,000

2,750	CNOOC Finance 2014 ULC	4.250%	4/30/24	AA–	2,845,367

2,000	Continental Resources Inc.	5.000%	9/15/22	BBB–	1,935,000

1,615	Kinder Morgan Energy Partners LP, (3)	4.250%	9/01/24	BBB	1,618,246

2,000	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,880,000

2,255	Petro Canada	6.800%	5/15/38	A–	2,848,600

1,295	Petrobras International Finance Company	6.875%	1/20/40	Baa2	1,198,613

1,900	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	2,058,285

2,000	Sabine Pass Liquefaction LLC, (3)	5.625%	2/01/21	BB+	1,965,000

1,955	Southwestern Energy Company	4.100%	3/15/22	BBB	1,918,619

2,560	Spectra Energy Partners LP, (3)	4.750%	3/15/24	BBB	2,744,115

1,750	Targa Resources Inc.	4.250%	11/15/23	BB+	1,592,500

2,500	Transocean Inc., (3)	3.800%	10/15/22	BBB–	2,025,813
36,495	Total Oil, Gas & Consumable Fuels				37,672,932

	Paper & Forest Products – 0.8%

1,100	Domtar Corporation	4.400%	4/01/22	BBB–	1,129,014

1,785	Domtar Corporation	6.750%	2/15/44	BBB–	2,021,479

1,500	Resolute Forest Products	5.875%	5/15/23	BB–	1,425,000
4,385	Total Paper & Forest Products				4,575,493

	Personal Products – 0.6%

2,265	International Paper Company	8.700%	6/15/38	BBB	3,414,087

	Real Estate Investment Trust – 3.0%

2,780	American Tower Company, (3)	5.000%	2/15/24	BBB	2,948,098

1,670	ARC Property Operating Partnership LP, Clark Acquisition LLC	4.600%	2/06/24	BB+	1,540,645

2,200	Digital Realty Trust Inc., (3)	3.625%	10/01/22	BBB	2,166,503

1,865	Omega Healthcare Investors Inc.	4.950%	4/01/24	BBB–	1,940,794

1,815	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	1,865,711

1,200	Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,301,460

2,995	Prologis Inc., (3)	6.875%	3/15/20	BBB+	3,517,942

2,315	Realty Income Corporation	3.250%	10/15/22	BBB+	2,282,206
16,840	Total Real Estate Investment Trust				17,563,359

	Software – 0.8%

2,750	Computer Sciences Corporation	4.450%	9/15/22	BBB+	2,813,011

2,000	Total System Services Inc.	3.750%	6/01/23	BBB+	1,959,822
4,750	Total Software				4,772,833

	Specialty Retail – 0.6%

1,225	Best Buy Co., Inc., (3)	5.000%	8/01/18	Baa2	1,267,109

600	Guitar Center Inc., 144A, (3)	6.500%	4/15/19	B–	516,000

46	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Specialty Retail (continued)

$1,500	The Men’s Warehouse Inc., 144A, (3)	7.000%	7/01/22	B2	$1,541,250
3,325	Total Specialty Retail				3,324,359

	Tobacco – 0.9%

2,200	Altria Group Inc.	2.850%	8/09/22	BBB+	2,137,731

2,705	Lorillard Tobacco	6.875%	5/01/20	Baa2	3,186,151
4,905	Total Tobacco				5,323,882

	Trading Companies & Distributors – 0.3%

1,925	Air Lease Corporation	3.875%	4/01/21	BBB–	1,934,625

	Wireless Telecommunication Services – 2.2%

1,000	ENTEL Chile SA, 144A	4.750%	8/01/26	BBB+	991,808

2,000	Frontier Communications Corporation, (3)	8.500%	4/15/20	BB	2,230,000

1,500	Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	1,560,000

1,500	Softbank Corporation, 144A	4.500%	4/15/20	BB+	1,477,500

1,000	Sprint Corporation	7.250%	9/15/21	BB–	991,250

1,455	Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	1,473,188

1,325	T-Mobile USA Inc.	6.731%	4/28/22	BB	1,364,750

2,987	Viacom Inc.	4.375%	3/15/43	BBB+	2,750,436
12,767	Total Wireless Telecommunication Services				12,838,932
$332,262	Total Corporate Bonds (cost $334,305,066)				350,911,783

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.5%

	Banks – 2.7%

$4,000	General Electric Capital Corporation	7.125%	N/A (4)	A+	$4,655,000

1,620	Fifth Third Bancorp.	5.100%	N/A (4)	BB+	1,500,525

1,525	Nordea Bank AB, 144A	6.125%	N/A (4)	BBB	1,508,606

1,485	SunTrust Bank Inc., (3)	5.625%	N/A (4)	BB+	1,492,425

3,500	Wachovia Capital Trust III	5.570%	N/A (4)	BBB	3,379,250

2,760	Wells Fargo Capital Trust X	5.950%	12/15/36	Baa1	2,808,300
14,890	Total Banks				15,344,106

	Capital Markets – 0.3%

2,415	Goldman Sachs Capital II	4.000%	N/A (4)	BB+	1,775,025

	Consumer Finance – 0.3%

1,485	American Express Company, (3)	5.200%	N/A (4)	Baa3	1,508,154

	Electric Utilities – 0.3%

1,785	Electricite de France, 144A	5.250%	N/A (4)	A3	1,829,625

Nuveen Investments	47

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Insurance – 1.9%

$1,500		Allstate Corporation	5.750%	8/15/53	Baa1	$1,580,625

2,970		Catlin Insurance Company Limited	7.249%	N/A (4)	BBB+	2,953,294

2,205		Lincoln National Corporation	6.050%	4/20/67	BBB	2,205,000

1,500		Prudential Financial Inc., (3)	5.200%	3/15/44	BBB+	1,485,000

2,755		ZFS Finance USA Trust V	6.500%	5/09/37	A	2,934,075
10,930		Total Insurance				11,157,994
$31,505		Total $1,000 Par (or similar) Institutional Preferred (cost $30,033,926)				31,614,904

Principal Amount (000)		Description (1)		Optional Call Provisions (5)	Ratings (2)	Value

		MUNICIPAL BONDS – 1.1%

		Illinois – 1.1%

$5,765		Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A–	$6,396,153
$5,765		Total Municipal Bonds (cost $5,765,000)				6,396,153

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 24.0%

$3,311		321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$3,477,442

1,250		American Homes 4 Rent, Series 2014-SFR1	2.350%	6/17/31	Baa2	1,214,839

1,626		American Homes 4 Rent, Series 2014-SFR2	3.786%	10/17/36	Aaa	1,658,496

3,165		AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A+	3,666,459

—	(6)	Amresco Residential Securities Corporation, Mortgage Loan Pass-Through Certificates, Series 1997-3	6.960%	3/25/27	Baa2	3

711		Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/37	C	184,769

1,250		Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/35	BB	1,230,138

750		CarFinance Capital Auto Trust, Automobile Receivables-Backed Notes, Series 2013-1, 144A	3.450%	3/15/19	Baa1	757,845

2,000		Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA	2.567%	6/15/34	A	1,999,158

136		Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-J1	6.000%	2/25/34	AA+	138,166

1,246		Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa3	1,084,857

875		Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.412%	2/25/34	A	846,960

307		Countrywide Home Loans, Asset-Backed Certificates, Series 2003-SC1	2.418%	9/25/23	BB+	300,746

1,095		Credit Suisse Commercial Mortgage Trust, 2014-ICE	1.800%	4/15/27	A–	1,095,004

1,000		Credit Suisse Commercial Mortgage Trust, Pass-Through Certificates Series 2007-4	5.898%	9/15/39	BB+	1,082,068

48	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,622		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.186%	4/25/33	A	$2,516,153

2,550		DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	2,632,597

92		Fannie Mae Mortgage Pool 250551	7.000%	5/01/26	Aaa	102,140

400		Fannie Mae Mortgage Pool 252255	6.500%	2/01/29	Aaa	456,961

763		Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	899,903

700		Fannie Mae Mortgage Pool 254379	7.000%	7/01/32	Aaa	811,497

563		Fannie Mae Mortgage Pool 254513	6.000%	10/01/22	Aaa	637,223

1,444		Fannie Mae Mortgage Pool 255575	5.500%	1/01/25	Aaa	1,614,241

273		Fannie Mae Mortgage Pool 256845	6.500%	8/01/37	Aaa	315,930

929		Fannie Mae Mortgage Pool 256852	6.000%	8/01/27	Aaa	1,051,856

378		Fannie Mae Mortgage Pool 256890, (I/O)	6.000%	9/01/37	Aaa	415,381

72		Fannie Mae Mortgage Pool 340798	7.000%	4/01/26	Aaa	79,642

—	(6)	Fannie Mae Mortgage Pool 535206	7.000%	2/01/15	Aaa	29

113		Fannie Mae Mortgage Pool 545359	2.396%	3/01/31	Aaa	117,994

228		Fannie Mae Mortgage Pool 545813	7.000%	7/01/32	Aaa	273,387

150		Fannie Mae Mortgage Pool 545815	7.000%	7/01/32	Aaa	175,350

966		Fannie Mae Mortgage Pool 555798	6.500%	5/01/33	Aaa	1,111,675

1,648		Fannie Mae Mortgage Pool 555843	2.209%	8/01/30	Aaa	1,713,368

40		Fannie Mae Mortgage Pool 591038	7.000%	8/01/16	Aaa	41,072

229		Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	242,060

1,397		Fannie Mae Mortgage Pool 688330	6.000%	3/01/33	Aaa	1,607,947

2,413		Fannie Mae Mortgage Pool 709446	5.500%	7/01/33	Aaa	2,735,844

327		Fannie Mae Mortgage Pool 725553	2.217%	9/01/33	Aaa	347,150

1,239		Fannie Mae Mortgage Pool 735054	1.787%	11/01/34	Aaa	1,304,798

1,695		Fannie Mae Mortgage Pool 735273	6.500%	6/01/34	Aaa	1,954,187

1,000		Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	1,123,334

204		Fannie Mae Mortgage Pool 781776	6.000%	10/01/34	Aaa	232,904

620		Fannie Mae Mortgage Pool 885536	6.000%	8/01/36	Aaa	712,537

846		Fannie Mae Mortgage Pool 900555	6.000%	9/01/36	Aaa	967,011

2,762		Fannie Mae Mortgage Pool 932323	4.500%	12/01/39	Aaa	3,001,897

—	(6)	Fannie Mae Mortgage Pool 983077	5.000%	5/01/38	Aaa	329

—	(6)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	211

6,349		Fannie Mae Mortgage Pool AB1959	4.000%	12/01/40	Aaa	6,784,467

3,780		Fannie Mae Mortgage Pool AC1877	4.500%	9/01/39	Aaa	4,108,423

4,904		Fannie Mae Mortgage Pool AD4375	5.000%	5/01/40	Aaa	5,424,332

5,280		Fannie Mae Mortgage Pool AE7265	4.000%	1/01/41	Aaa	5,642,829

1,697		Fannie Mae Mortgage Pool AL0160	4.500%	5/01/41	Aaa	1,844,592

Nuveen Investments	49

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,361	Fannie Mae Mortgage Pool MA1028	4.000%	4/01/42	Aaa	$1,454,067

6	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1988-24 G	7.000%	10/25/18	Aaa	6,625

6	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1989-44 H	9.000%	7/25/19	Aaa	6,982

1	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1989-90 E	8.700%	12/25/19	Aaa	1,601

11	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-102 J	6.500%	8/25/20	Aaa	11,332

81	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-105 J	6.500%	9/25/20	Aaa	86,746

4	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-30 E	6.500%	3/25/20	Aaa	4,056

8	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-61 H	7.000%	6/25/20	Aaa	9,200

8	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-72 B	9.000%	7/25/20	Aaa	8,496

55	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1991-134 Z	7.000%	10/25/21	Aaa	60,571

30	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1991-56 M	6.750%	6/25/21	Aaa	32,071

7	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1992-120 C	6.500%	7/25/22	Aaa	7,734

259	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1996-35 Z	7.000%	7/25/26	Aaa	290,216

911	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2005-62 JE	5.000%	6/25/35	Aaa	1,015,162

1,006	Fannie Mae REMIC Pass-Through Certificates 2003-W1 B1	4.436%	12/25/42	B1	834,325

3,000	Fannie Mae TBA Mortgage Pool, (WI/DD)	5.000%	TBA	Aaa	3,314,473

5,735	Fannie Mae TBA Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	6,120,700

2,168	Fannie Mae, Connecticut Avenue Securities Series 2014-C01	1.768%	1/25/24	AA+	2,163,806

8	Federal Home Loan Mortgage Corporation, REMIC 1022 J	6.000%	12/15/20	Aaa	8,360

18	Federal Home Loan Mortgage Corporation, REMIC 1118 Z	8.250%	7/15/21	Aaa	19,783

25	Federal Home Loan Mortgage Corporation, REMIC 162 F	7.000%	5/15/21	Aaa	26,943

13	Federal Home Loan Mortgage Corporation, REMIC 1790 A	7.000%	4/15/22	Aaa	13,339

54	Federal Home Loan Mortgage Corporation, REMIC 188 H	7.000%	9/15/21	Aaa	58,480

486	Federal Home Loan Mortgage Corporation, REMIC 2704 JF	0.722%	5/15/23	Aaa	488,468

642	Federal Home Loan Mortgage Corporation, REMIC 3591 FP	0.772%	6/15/39	Aaa	648,231

3	Federal Home Loan Mortgage Corporation, REMIC 6 C	9.050%	6/15/19	Aaa	3,072

2,032	Freddie Mac Gold Pool 1G2163	2.258%	9/01/37	Aaa	2,174,841

333	Freddie Mac Gold Pool 846984	1.961%	6/01/31	Aaa	350,788

483	Freddie Mac Gold Pool 847180	2.394%	3/01/30	Aaa	506,680

50	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$355	Freddie Mac Gold Pool 847190	2.349%	4/01/29	Aaa	$368,967

552	Freddie Mac Gold Pool 847240	2.298%	7/01/30	Aaa	575,348

421	Freddie Mac Mortgage Pool, Various A15521	6.000%	11/01/33	Aaa	475,658

692	Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	810,208

385	Freddie Mac Mortgage Pool, Various C00676	6.500%	11/01/28	Aaa	439,775

119	Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	137,749

187	Freddie Mac Mortgage Pool, Various P10023	4.500%	3/01/18	Aaa	190,338

556	Freddie Mac Mortgage Pool, Various P10032	4.500%	5/01/18	Aaa	563,968

1,000	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K711	3.562%	8/25/45	A–	1,021,879

1,315	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.368%	5/25/45	Aaa	1,319,351

64	Freddie Mac Non Gold Participation Certificates 846757	2.319%	5/01/25	Aaa	67,373

571	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2	7.500%	3/25/35	B1	593,032

627	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2	7.500%	9/25/35	B1	651,933

4,829	Government National Mortgage Association Pool 4946	4.500%	2/20/41	Aaa	5,298,805

139	Government National Mortgage Association Pool 537699	7.500%	11/15/30	Aaa	157,753

1	Government National Mortgage Association Pool 8259	1.625%	8/20/23	Aaa	585

754	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.458%	3/25/35	BBB+	752,399

3,090	Invitation Homes Trust 2014-SFR1	2.768%	6/17/31	Baa2	3,067,187

1,805	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.448%	4/25/47	CCC	1,596,108

5,570	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C4	4.106%	7/15/46	AAA	5,952,001

707	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.581%	7/25/47	BB+	723,904

2,229	Master Resecuritization Trust 2009-1	6.000%	10/25/36	A	2,363,322

1,480	Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/40	AA	1,594,048

1,250	ML CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.886%	8/12/49	BB	1,266,525

543	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/34	BBB+	561,963

4,185	National Credit Union Administration Guaranteed Structured Collateral Notes	2.900%	10/29/20	Aaa	4,297,171

2,002	RBSSP Resecuritization Trust, Series 2012-8 1A1	0.330%	10/26/36	N/R	1,922,201

368	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	372,778

221	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.519%	8/25/34	N/R	221,401

Nuveen Investments	51

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$567		U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-P10B	5.681%	8/10/16	Aaa	$590,006

5,119		United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	5,328,950

315		Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.253%	6/15/20	Aaa	314,704

3,058		Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	2.490%	10/20/35	D	2,651,913

700		Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2007-2	5.750%	3/25/37	Caa2	674,497
$131,925		Total Asset-Backed and Mortgage-Backed Securities (cost $132,204,116)				138,389,149

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 5.1%

		Costa Rica – 0.2%

$1,000		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	$980,000

		Indonesia – 0.4%

1,300		Republic of Indonesia, 144A	4.875%	5/05/21	Baa3	1,373,125

1,000		Republic of Indonesia, 144A	5.875%	1/15/24	Baa3	1,130,000
		Total Indonesia				2,503,125

		Mexico – 1.5%

650	MXN	Mexico Bonos de DeSarrollo	8.500%	12/13/18	A	4,964,346

450	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	3,505,362
		Total Mexico				8,469,708

		Poland – 1.0%

17,550	PLN	Republic of Poland	4.000%	10/25/23	A	5,581,917

		South Africa – 2.0%

3,365		Republic of South Africa, (3)	5.875%	9/16/25	Baa2	3,789,831

26,750	ZAR	Republic of South Africa	10.500%	12/21/26	BBB+	2,780,763

69,500	ZAR	Republic of South Africa	7.000%	2/28/31	BBB+	5,242,088
		Total South Africa				11,812,682
		Total Sovereign Debt (cost $30,549,470)				29,347,432
		Total Long-Term Investments (cost $546,468,878)				570,827,187

52	Nuveen Investments

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 13.8%

	Money Market Funds – 13.8%

79,490,528	Mount Vernon Securities Lending Trust Prime Portfolio, (9)	0.272% (8)	$79,490,528
	Total Investments Purchased with Collateral from Securities Lending (cost $79,490,528)		79,490,528

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.9%

	Money Market Funds – 1.9%

11,135,359	First American Treasury Obligations Fund, Class Z	0.000% (8)	$11,135,359
	Total Short-Term Investments (cost $11,135,359)		11,135,359
	Total Investments (cost $637,094,765) – 114.5%		661,453,074
	Other Assets Less Liabilities – (14.5)% (10)		(83,890,648)
	Net Assets – 100%		$577,562,426

Investments in Derivatives as of December 31, 2014

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Bank of America	Japanese Yen	608,000,000	U.S. Dollar	5,137,956	1/30/15	$60,656
Bank of America	South African Rand	33,500,000	U.S. Dollar	2,821,528	2/13/15	(53,912)
Bank of America	U.S. Dollar	5,102,619	Japanese Yen	608,000,000	1/30/15	(25,319)
BNP Paribas	Japanese Yen	330,000,000	U.S. Dollar	2,768,317	1/30/15	12,546
Citigroup	British Pound	3,400,000	U.S. Dollar	5,287,085	2/13/15	(10,309)
Citigroup	Euro	4,400,000	U.S. Dollar	5,408,700	1/30/15	82,726
Citigroup	Euro	3,520,000	U.S. Dollar	4,378,035	1/30/15	117,256
Citigroup	U.S. Dollar	5,310,120	British Pound	3,400,000	2/13/15	(12,726)
Citigroup	U.S. Dollar	848,658	Euro	700,000	1/30/15	(1,344)
Goldman Sachs	Mexican Peso	47,000,000	U.S. Dollar	3,437,985	1/30/15	258,334
Goldman Sachs	South African Rand	59,000,000	U.S. Dollar	5,293,236	1/30/15	217,989
Goldman Sachs	U.S. Dollar	284,732	Mexican Peso	4,200,000	1/30/15	(593)
UBS	Canadian Dollar	6,300,000	U.S. Dollar	5,527,819	2/09/15	109,956
UBS	U.S. Dollar	5,425,656	Canadian Dollar	6,300,000	2/09/15	(7,792)
						$747,468

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan	$12,000,000	Receive	3-Month USD-LIBOR-BBA	2.078%	Semi-Annually	2/19/23	$(20,603)	$(20,603)
JPMorgan*	17,000,000	Receive	3-Month USD-LIBOR-BBA	2.739	Semi-Annually	11/21/23	(790,214)	(790,690)
Morgan Stanley*	18,000,000	Receive	3-Month USD-LIBOR-BBA	2.743	Semi-Annually	4/15/24	(876,852)	(876,852)
	$47,000,000						$(1,687,669)	$(1,688,145)
*	Citigroup is the clearing house for this transaction.

Nuveen Investments	53

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Investment Derivatives as of December 31, 2014 (continued)

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(121)	3/15	$(14,390,492)	$11,939
U.S. Treasury 10-Year Note	Short	(416)	3/15	(52,747,500)	(298,698)
U.S. Treasury Long Bond	Long	9	3/15	1,301,063	(8,553)
U.S. Treasury Ultra Bond	Short	(9)	3/15	(1,486,688)	(65,469)
				$(67,323,617)	$(360,781)
*	The aggregate Notional Amount at Value of long and short positions is $1,301,063 and $(68,624,680), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $77,517,930.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(6)	Principal Amount (000) rounds to less than $1,000.

(7)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(8)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(9)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

N/A	Not applicable.

I/O	Interest only security.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

MXN	Mexican Peso

PLN	Polish Zloty

ZAR	South African Rand

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

54	Nuveen Investments

Nuveen Inflation Protected Securities Fund

Portfolio of Investments	December 31, 2014 (Unaudited)

Shares	Description (1), (2)				Value

	LONG-TERM INVESTMENTS – 99.0%

	EXCHANGE-TRADED FUNDS – 0.2%

33,000	PowerShares Senior Loan Portfolio, (3)				$792,990
	Total Exchange-Traded Funds (cost $808,069)				792,990

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.1%

	Banks – 0.1%

200	Bank of America Corporation	7.250%		BB	$232,594

	Metals & Mining – 0.0%

5,000	ArcelorMittal	6.000%		BB–	86,500
	Total Convertible Preferred Securities (cost $279,350)				319,094

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.1%

	Capital Markets – 0.1%

15,000	UBS Preferred Funding Trust IV	0.870%		BB+	$275,700
	Total $25 Par (or similar) Retail Preferred (cost $241,200)				275,700

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 10.9%

	Aerospace & Defense – 0.1%

$200	Bombardier Inc., 144A, (3)	6.000%	10/15/22	BB–	$202,000

	Airlines – 0.3%

175	Air Canada, 144A	6.750%	10/01/19	BB	182,000

519	American Airlines Group Inc.	5.500%	10/01/19	B+	528,083

469	American Airlines Inc., Pass-Through Trust 2013-2B	5.600%	7/15/20	BB+	478,526
1,163	Total Airlines				1,188,609

	Auto Components – 0.3%

250	Allison Transmission Inc., 144A	7.125%	5/15/19	B+	261,563

200	Gestamp Funding Luxembourg SA, 144A	5.625%	5/31/20	BB	202,000

250	MPG Holdco I Inc., 144A, (3)	7.375%	10/15/22	B+	257,500

400	Schaeffler Holding Finance BV, 144A	6.250%	11/15/19	B1	412,000
1,100	Total Auto Components				1,133,063

	Automobiles – 0.3%

300	Chrysler GP/CG Company	8.000%	6/15/19	B1	315,375

Nuveen Investments	55

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Automobiles (continued)

$465	General Motors Corporation	4.000%	4/01/25	Ba1	$466,163

250	Jaguar Land Rover PLC, 144A	8.125%	5/15/21	BB	273,750
1,015	Total Automobiles				1,055,288

	Banks – 0.2%

200	Banco do Nordeste do Brasil, 144A	3.625%	11/09/15	BBB–	199,000

385	CIT Group Inc., 144A, (3)	5.500%	2/15/19	BB–	406,175

170	CIT Group Inc.	5.000%	8/01/23	BB	174,675
755	Total Banks				779,850

	Building Products – 0.2%

300	Hardwoods Acquisition Inc., 144A	7.500%	8/01/21	B	295,500

250	Owens Corning Incorporated	4.200%	12/15/22	BBB–	253,720
550	Total Building Products				549,220

	Chemicals – 0.5%

200	Eagle Spinco Inc.	4.625%	2/15/21	BB	189,500

250	Hexion US Finance	6.625%	4/15/20	B3	245,000

400	Huntsman International LLC, 144A	5.125%	11/15/22	B+	394,000

500	NOVA Chemicals Corporation, 144A, (3)	5.000%	5/01/25	BB+	496,250

300	PolyOne Corporation, (3)	7.375%	9/15/20	BB	319,125

200	PolyOne Corporation	5.250%	3/15/23	BB	199,866
1,850	Total Chemicals				1,843,741

	Commercial Services & Supplies – 0.4%

250	Clean Harbors Inc., (3)	5.250%	8/01/20	BB+	251,250

547	Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	Ba3	579,820

500	R.R. Donnelley & Sons Company	7.625%	6/15/20	BB	548,750
1,297	Total Commercial Services & Supplies				1,379,820

	Computers & Peripherals – 0.2%

250	Hewlett Packard Company	3.750%	12/01/20	A–	258,616

500	NCR Corporation	5.000%	7/15/22	BB	487,500
750	Total Computers & Peripherals				746,116

	Construction & Engineering – 0.1%

500	AECOM Technology Corporation, 144A	5.750%	10/15/22	BB–	511,250

	Construction Materials – 0.3%

300	Cemex SAB de CV, 144A	5.700%	1/11/25	BB–	291,000

700	Norbord Inc., 144A	5.375%	12/01/20	Ba2	679,000
1,000	Total Construction Materials				970,000

	Containers & Packaging – 0.0%

175	Graphic Packaging International Inc.	4.875%	11/15/22	BB+	175,875

56	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Financial Services – 0.2%

$500	Fly Leasing Limited	6.750%	12/15/20	BB	$505,000

225	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	216,000
725	Total Diversified Financial Services				721,000

	Diversified Telecommunication Services – 1.0%

200	CenturyLink Inc., (3)	6.750%	12/01/23	BB+	219,000

250	CyrusOne LP Finance	6.375%	11/15/22	B+	266,875

3,060	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	3,067,485
3,510	Total Diversified Telecommunication Services				3,553,360

	Electric Utilities – 0.2%

570	Comision Federal de Electricidad of the United States of Mexico, 144A	4.875%	5/26/21	BBB+	605,015

200	FirstEnergy Corporation	4.250%	3/15/23	Baa3	206,363
770	Total Electric Utilities				811,378

	Electronic Equipment, Instruments & Components – 0.1%

200	Anixter Inc.	5.125%	10/01/21	BB+	200,000

	Energy Equipment & Services – 0.1%

500	Regency Energy Partners Finance, (3)	6.500%	7/15/21	BB	510,000

	Food Products – 0.1%

200	JBS Investments GmbH, 144A	7.250%	4/03/24	BB	196,500

	Gas Utilities – 0.1%

250	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	258,750

	Health Care Providers & Services – 1.3%

1,700	Catholic Health Initiatives	1.600%	11/01/17	Aa3	1,693,069

200	Community Health Systems, Inc., (3)	5.125%	8/01/21	BB+	207,500

500	HCA Inc., (3)	4.250%	10/15/19	BB+	507,500

500	Mallinckrodt International Finance SA, 144A	5.750%	8/01/22	BB–	513,750

1,715	Mayo Clinic Rochester	3.774%	11/15/43	AA	1,694,369
4,615	Total Health Care Providers & Services				4,616,188

	Hotels, Restaurants & Leisure – 0.1%

200	Aramark Corporation	5.750%	3/15/20	BB–	206,500

200	Wynn Macau Limited, 144A	5.250%	10/15/21	BB	188,000
400	Total Hotels, Restaurants & Leisure				394,500

	Household Durables – 0.3%

450	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	470,250

400	Rialto Holdings LLC-Rialto Corporation	7.000%	12/01/18	B	406,000

250	Standard Pacific Corporation	5.875%	11/15/24	B+	250,000
1,100	Total Household Durables				1,126,250

Nuveen Investments	57

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Independent Power Producers & Energy Traders – 0.3%

$200	AES Corporation	5.500%	3/15/24	BB	$202,960

500	Calpine Corporation, (3)	5.375%	1/15/23	B	505,000

300	Dynegy Finance I Inc. / Dynegy Finance II Inc., 144A	7.375%	11/01/22	B3	305,250

200	Dynegy Inc.	5.875%	6/01/23	B+	190,000
1,200	Total Independent Power Producers & Energy Traders				1,203,210

	Industrial Conglomerates – 0.0%

200	Stena AB, 144A, (3)	7.000%	2/01/24	BB	183,000

	Machinery – 0.1%

200	Blueline Rental Finance Corporation, 144A	7.000%	2/01/19	B	205,000

	Media – 1.1%

400	Altice S.A, 144A	7.750%	5/15/22	B	400,750

375	CCOH Safari LLC	5.500%	12/01/22	B+	380,625

200	Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB–	195,500

300	Dish DBS Corporation	4.250%	4/01/18	BB–	306,375

200	Gannett Company Inc.	5.125%	7/15/20	BB+	204,000

200	Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	202,000

400	Numericable Group SA, 144A	4.875%	5/15/19	Ba3	396,500

200	Numericable Group SA, 144A	6.000%	5/15/22	Ba3	201,100

200	Sirius XM Radio Inc., 144A	4.250%	5/15/20	BB	197,000

300	Sirius XM Radio Inc., 144A	6.000%	7/15/24	BB	307,500

500	Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	516,250

500	WMG Acquisition Group, 144A, (3)	6.000%	1/15/21	B+	500,000
3,775	Total Media				3,807,600

	Metals & Mining – 0.5%

250	ArcelorMittal, (3)	6.750%	2/25/22	BB+	266,875

250	Coeur d’Alene Mines Corporation, Convertible Bond, (3)	7.875%	2/01/21	B+	196,875

200	Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB	194,000

475	Lundin Mining Corporation, 144A	7.500%	11/01/20	Ba2	470,250

180	Steel Dynamics, Inc., 144A, (3)	5.125%	10/01/21	BB+	183,375

225	Steel Dynamics, Inc., 144A	5.500%	10/01/24	BB+	230,625

200	Vedanta Resources PLC, 144A, (3)	6.000%	1/31/19	BB	195,000
1,780	Total Metals & Mining				1,737,000

	Oil, Gas & Consumable Fuels – 0.8%

215	Atlas Pipeline LP Finance	5.875%	8/01/23	B+	212,850

250	Calumet Specialty Products	7.625%	1/15/22	B+	231,250

490	Chesapeake Energy Corporation, (3)	6.125%	2/15/21	BB+	514,500

400	Concho Resources Inc., (3)	5.500%	10/01/22	BB+	404,000

250	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	235,000

58	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$100	Murphy Oil USA Inc., (3)	6.000%	8/15/23	BB	$104,500

500	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	467,500

200	Sabine Pass Liquefaction LLC	5.625%	2/01/21	BB+	196,500

150	Targa Resources Inc.	4.250%	11/15/23	BB+	136,500

500	Western Refining Inc.	6.250%	4/01/21	B+	487,500
3,055	Total Oil, Gas & Consumable Fuels				2,990,100

	Paper & Forest Products – 0.1%

175	Louisiana Pacific Corporation	7.500%	6/01/20	BB	184,188

	Personal Products – 0.1%

200	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B+	210,000

	Pharmaceuticals – 0.1%

250	Endo Finance LLC, 144A	7.000%	12/15/20	B+	262,500

250	VP Escrow Corporation, 144A, (3)	6.375%	10/15/20	B1	261,250
500	Total Pharmaceuticals				523,750

	Real Estate Investment Trust – 0.1%

200	CTR Partnership LP/CareTrust Capital Corporation	5.875%	6/01/21	B+	202,500

200	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc.	4.375%	11/01/18	BBB–	204,500
400	Total Real Estate Investment Trust				407,000

	Real Estate Management & Development – 0.1%

200	Country Garden Holding Company, 144A, (3)	11.125%	2/23/18	BB+	212,102

	Road & Rail – 0.0%

175	Hertz Corporation, (3)	7.375%	1/15/21	B	183,750

	Specialty Retail – 0.3%

500	Best Buy Co., Inc.	5.000%	8/01/18	Baa2	517,188

475	The Men’s Warehouse Inc., 144A, (3)	7.000%	7/01/22	B2	488,063
975	Total Specialty Retail				1,005,251

	Trading Companies & Distributors – 0.2%

500	United Rentals North America Inc.	7.375%	5/15/20	BB–	540,000

	Wireless Telecommunication Services – 0.7%

200	Digicel Limited, 144A	6.000%	4/15/21	B1	187,000

275	Frontier Communications Corporation	6.250%	9/15/21	BB	276,371

225	Frontier Communications Corporation	7.625%	4/15/24	BB	231,750

150	Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	148,500

200	Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	208,000

200	Softbank Corporation, 144A	4.500%	4/15/20	BB+	197,000

200	Sprint Corporation	7.250%	9/15/21	BB–	198,250

200	Sprint Nextel Corporation, (3)	7.000%	3/01/20	BB+	216,000

Nuveen Investments	59

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Wireless Telecommunication Services (continued)

$400	Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	$405,000

400	T-Mobile USA Inc.	6.731%	4/28/22	BB	412,000
2,450	Total Wireless Telecommunication Services				2,479,871
$38,410	Total Corporate Bonds (cost $39,295,585)				38,794,580

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.1%

	Capital Markets – 0.1%

$200	Goldman Sachs Capital II	4.000%	N/A (5)	BB+	$147,000

	Insurance – 0.0%

175	Genworth Financial Inc., (3)	6.150%	11/15/66	Ba1	107,625
$375	Total $1,000 Par (or similar) Institutional Preferred (cost $330,513)				254,625

Principal Amount (000)	Description (1)		Optional Call Provisions (6)	Ratings (4)	Value

	MUNICIPAL BONDS – 0.7%

	Maryland – 0.3%

$1,250	Baltimore County, Maryland, General Obligation Bonds, Taxable Series 2012, 0.951%, 8/01/17		No Opt. Call	AAA	$1,248,375

	Ohio – 0.4%

820	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2013B, 1.233%, 12/01/16		No Opt. Call	AA+	824,781

400	Kings Local School District, Warren County, Ohio, General Obligation Bonds, School Improvement, Taxable Series 2013B, 3.750%, 12/01/18		No Opt. Call	AA	427,200
1,220	Total Ohio				1,251,981
$2,470	Total Municipal Bonds (cost $2,501,547)				2,500,356

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 80.6%

$6,174	U.S. Treasury Bonds	3.875%	4/15/29	Aaa	$8,837,085

5,720	U.S. Treasury Inflation Indexed Obligations	1.625%	1/15/15	Aaa	5,710,083

6,449	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/16	Aaa	6,428,993

19,972	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/17	Aaa	19,987,200

618	U.S. Treasury Inflation Indexed Obligations	1.625%	1/15/18	Aaa	646,774

14,878	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/18	Aaa	14,822,330

5,070	U.S. Treasury Inflation Indexed Obligations	2.125%	1/15/19	Aaa	5,448,366

1,738	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/19	Aaa	1,718,649

5,007	U.S. Treasury Inflation Indexed Obligations	1.375%	1/15/20	Aaa	5,255,171

60	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$13,821	U.S. Treasury Inflation Indexed Obligations	1.250%	7/15/20	Aaa	$14,505,883

17,583	U.S. Treasury Inflation Indexed Obligations	1.125%	1/15/21	Aaa	18,266,210

18,515	U.S. Treasury Inflation Indexed Obligations	0.625%	7/15/21	Aaa	18,747,435

22,554	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/22	Aaa	21,937,423

15,890	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/22	Aaa	15,481,450

24,703	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/23	Aaa	23,886,436

18,054	U.S. Treasury Inflation Indexed Obligations	0.375%	7/15/23	Aaa	17,848,991

15,742	U.S. Treasury Inflation Indexed Obligations	0.625%	1/15/24	Aaa	15,809,606

7,625	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/24	Aaa	7,342,866

9,976	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/25	Aaa	11,712,573

6,251	U.S. Treasury Inflation Indexed Obligations	2.000%	1/15/26	Aaa	7,162,698

5,122	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/27	Aaa	6,129,467

1,694	U.S. Treasury Inflation Indexed Obligations	1.750%	1/15/28	Aaa	1,918,198

2,385	U.S. Treasury Inflation Indexed Obligations	3.625%	4/15/28	Aaa	3,278,735

4,086	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	5,070,431

4,669	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/40	Aaa	6,051,815

5,470	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/41	Aaa	7,141,559

9,809	U.S. Treasury Inflation Indexed Obligations	0.750%	2/15/42	Aaa	9,530,766

4,854	U.S. Treasury Inflation Indexed Obligations	0.625%	2/15/43	Aaa	4,563,314

1,221	U.S. Treasury Inflation Indexed Obligations	1.375%	2/15/44	Aaa	1,383,654
$275,650	Total U.S. Government and Agency Obligations (cost $287,067,532)				286,624,161

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 4.9%

$3,027	Colony American Homes Trust 2014-1A	1.400%	5/17/31	Aaa	$3,007,190

2,000	Commercial Mortgage Pass-Through Certificates Series 2012-CR4	1.801%	10/15/45	AAA	2,005,498

640	Credit Suisse Commercial Mortgage Trust, 2014-ICE	1.800%	4/15/27	A-	640,003

730	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	753,645

680	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.368%	5/25/45	Aaa	682,250

2,600	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-GG11	5.736%	12/10/49	AAA	2,815,922

441	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	Aaa	443,542

2,955	JPMorgan JPMBB Commercial Mortgage Securities Trust, Pass-Through Certificates, Series 2013-C12	3.664%	7/15/45	AAA	3,116,701

71	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	71,720

2,000	UBS Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	AAA	1,992,768

Nuveen Investments	61

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,025	Wells Fargo – Royal Bank of Scotland Commercial Mortgage Trust, Series 2012-C10 A3	2.875%	12/15/45	Aaa	$2,025,715
$17,169	Total Asset-Backed and Mortgage-Backed Securities (cost $17,703,251)				17,554,954

Shares	Description (1), (2)				Value

	INVESTMENT COMPANIES – 0.7%

10,500	Blackrock Credit Allocation Income Trust IV				$135,660

5,000	Invesco Dynamic Credit Opportunities Fund				59,250

19,501	iShares I-Boxx High Yield Corporate Bond Fund				1,747,290

35,000	Pimco Income Strategy Fund				411,250

5,000	Pioneer Floating Rate Trust				56,900
	Total Investment Companies (cost $2,430,692)				2,410,350

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	SOVEREIGN DEBT – 0.7%

	Canada – 0.6%

$1,500	Quebec Province	7.500%	7/15/23	Aa2	$2,030,758

	Poland – 0.1%

250	Republic of Poland	6.375%	7/15/19	A2	292,500
$1,750	Total Sovereign Debt (cost $2,277,793)				2,323,258
	Total Long-Term Investments (cost $352,935,532)				351,850,068

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.4%

	Money Market Funds – 2.4%

8,572,060	Mount Vernon Securities Lending Trust Prime Portfolio, (8)	0.272% (7)			$8,572,060
	Total Investments Purchased with Collateral from Securities Lending (cost $8,572,060)				8,572,060

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 0.6%

	Money Market Funds – 0.6%

2,115,799	First American Treasury Obligations Fund, Class Z	0.000% (7)			$2,115,799
	Total Short-Term Investments (cost $2,115,799)				2,115,799
	Total Investments (cost $363,623,391) – 102.0%				362,537,927
	Other Assets Less Liabilities – (2.0)% (9)				(6,938,143)
	Net Assets – 100%				$355,599,784

62	Nuveen Investments

Investments in Derivatives as of December 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan*	$3,500,000	Receive	3-Month USD-LIBOR-BBA	2.739%	Semi-Annually	11/21/23	$(162,691)	$(163,071)
*	Citigroup is the clearing house for this transaction.

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(562)	3/15	$(66,838,485)	$43,334
U.S. Treasury 10-Year Note	Long	43	3/15	5,452,266	37,173
U.S. Treasury Long Bond	Long	90	3/15	13,010,625	385,441
U.S. Treasury Ultra Bond	Long	9	3/15	1,486,688	2,698
				$(46,888,906)	$468,646
*	The aggregate Notional Amount at Value of long and short positions is $19,949,579 and $(66,838,485), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the exchange-traded funds and investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $8,365,489.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

N/A	Not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

Nuveen Investments	63

Nuveen Intermediate Government Bond Fund

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 99.4%

	CORPORATE BONDS – 0.5%

	Health Care Providers & Services – 0.5%

$400	Catholic Health Initiatives	1.600%	11/01/17	Aa3	$398,369
$400	Total Corporate Bonds (cost $399,884)				398,369

Principal Amount (000)	Description (1)		Optional Call Provisions (3)	Ratings (2)	Value

	MUNICIPAL BONDS – 3.7%

	Maryland – 0.7%

$570	Baltimore County, Maryland, General Obligation Bonds, Taxable Series 2012, 0.554%, 8/01/15		No Opt. Call	AAA	$571,112

	Louisiana – 0.6%

500	Louisiana Local Government Environmental Facilities and Community Development Authority, System Restoration Revenue Bonds, Louisiana Utilities Restoration Corporation Project/EGSL, Series 2010, 3.220%, 2/01/21		No Opt. Call	AAA	519,465

	Ohio – 2.4%

145	Akron, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2014B, 0.950%, 12/01/16		No Opt. Call	AA–	144,656

345	Columbus, Ohio, General Obligation Bonds, Various Purpose, Taxable Series 2014C, 3.000%, 2/15/19		No Opt. Call	AAA	361,056

285	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2013B, 1.233%, 12/01/16		No Opt. Call	AA+	286,662

250	Kings Local School District, Warren County, Ohio, General Obligation Bonds, School Improvement, Taxable Series 2013B, 3.750%, 12/01/18		No Opt. Call	AA	267,000

845	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured		No Opt. Call	AA+	888,492
1,870	Total Ohio				1,947,866
$2,940	Total Municipal Bonds (cost $3,048,917)				3,038,443

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 48.3%

$910	Fannie Mae Notes	0.875%	8/28/17	Aaa	$906,821

665	Fannie Mae Notes	1.000%	9/20/17	Aaa	662,591

970	Fannie Mae Notes	1.000%	9/27/17	Aaa	968,046

340	Fannie Mae Notes	1.000%	4/30/18	Aaa	334,708

1,000	Fannie Mae Notes	1.250%	9/27/18	Aaa	989,763

845	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.500%	11/16/15	Aaa	853,870

64	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$940	Federal Farm Credit Banks, Consolidated Systemwide Notes	0.500%	8/23/16	Aaa	$936,463

865	Federal Farm Credit Banks, Consolidated Systemwide Notes	4.875%	1/17/17	Aaa	936,018

360	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.750%	4/01/21	Aaa	350,137

950	Federal Home Loan Bank Bonds	0.375%	6/10/16	AA+	948,498

885	Federal Home Loan Bank Bonds	2.000%	9/09/16	Aaa	904,603

935	Federal Home Loan Bank Bonds	0.625%	10/14/16	Aaa	933,451

1,100	Federal Home Loan Bank Bonds, (4)	0.875%	5/24/17	Aaa	1,097,973

925	Federal Home Loan Bank Bonds	2.000%	9/13/19	Aaa	930,951

1,080	Federal Home Loan Bank Bonds	4.125%	3/13/20	Aaa	1,201,293

775	Federal Home Loan Bank Bonds, (4)	1.875%	12/09/22	Aaa	744,765

955	Federal Home Loan Bank Bonds	2.875%	6/14/24	Aaa	975,885

1,860	Federal Home Loan Bank Bonds	2.875%	9/13/24	Aaa	1,908,579

735	Federal Home Loan Banks, Discount Notes	2.220%	3/28/23	Aaa	725,476

535	Federal National Mortgage Association	0.000%	10/09/19	Aaa	481,002

710	FICO STRIPS, (I/O)	0.000%	5/02/17	Aaa	695,106

250	Financing Corporation	9.400%	2/08/18	Aaa	310,948

880	Freddie Mac Reference Notes, (4)	0.875%	3/07/18	Aaa	869,399

270	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	304,691

560	Freddie Mac Reference Notes	1.250%	10/02/19	Aaa	547,888

590	Freddie Mac Reference Notes	2.375%	1/13/22	Aaa	596,073

530	Tennessee Valley Authority, Series A	3.875%	2/15/21	Aaa	583,696

640	U.S. Treasury Bonds	8.875%	8/15/17	Aaa	771,150

500	U.S. Treasury Bonds	8.875%	2/15/19	Aaa	649,141

325	U.S. Treasury Bonds	8.750%	8/15/20	Aaa	446,697

535	U.S. Treasury Bonds	7.250%	8/15/22	Aaa	735,708

320	U.S. Treasury Notes, (4)	3.125%	5/15/19	Aaa	341,125

425	U.S. Treasury Notes	0.625%	2/15/17	Aaa	423,938

605	U.S. Treasury Notes	2.250%	7/31/18	Aaa	624,426

780	U.S. Treasury Notes	1.500%	8/31/18	Aaa	783,778

1,030	U.S. Treasury Notes	1.500%	11/30/19	Aaa	1,023,482

1,870	U.S. Treasury Notes	2.000%	11/30/20	Aaa	1,886,363

1,000	U.S. Treasury Notes	2.000%	2/28/21	Aaa	1,006,875

745	U.S. Treasury Notes	2.000%	11/15/21	Aaa	747,736

1,185	U.S. Treasury Notes	2.000%	2/15/22	Aaa	1,187,963

1,365	U.S. Treasury Notes	1.750%	5/15/23	Aaa	1,329,062

2,435	U.S. Treasury Notes	2.750%	11/15/23	Aaa	2,563,407

2,480	U.S. Treasury Notes	2.500%	5/15/24	Aaa	2,554,787

1,145	U.S. Treasury Securities, Stripped Interest Payments	0.000%	2/15/22	Aaa	986,068
$38,805	Total U.S. Government and Agency Obligations (cost $39,162,321)				39,760,400

Nuveen Investments	65

Nuveen Intermediate Government Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 46.9%

$565	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$593,546

665	321 Henderson Receivables LLC., Series 2010-1A	5.560%	7/15/59	Aaa	757,399

500	Barclays Dryrock Issuance Trust 2014-1	0.527%	12/16/19	AAA	499,370

750	Capital One Multi-Asset Execution Trust 2007-A1	0.223%	11/15/19	AAA	746,458

405	Centerpoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	405,481

769	Citibank Credit Card Issuance Trust 2013-A10	0.411%	2/07/18	AAA	768,914

841	Citigroup Commercial Mortgage Trust 2014-GC19	1.199%	3/10/47	Aaa	835,572

810	Colony American Homes Trust 2014-1A	1.400%	5/17/31	Aaa	804,534

339	Commercial Mortgage Pass-Through Certificates 2012-CR2 A1	0.824%	8/15/45	Aaa	338,681

330	Commercial Mortgage Pass-Through Certificates Series 2012-CR4	1.801%	10/15/45	AAA	330,907

280	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	289,069

476	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	484,157

900	Fannie Mae Alternative Credit Enhanced Securities	1.637%	11/25/17	AAA	906,006

1,137	Fannie Mae Alternative Credit Enhanced Securities	0.469%	12/25/17	Aaa	1,135,660

900	Fannie Mae Alternative Credit Enhanced Securities	2.171%	9/25/19	AAA	904,066

464	Fannie Mae Connecticut Avenue Securities, Series 2014-C02	1.118%	5/25/24	BBB–	455,365

153	Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	179,981

93	Fannie Mae Mortgage Pool 254179	6.000%	1/01/22	Aaa	105,345

101	Fannie Mae Mortgage Pool 254344	6.500%	6/01/22	Aaa	114,927

79	Fannie Mae Mortgage Pool 254373	6.500%	7/01/17	Aaa	82,528

75	Fannie Mae Mortgage Pool 254414	7.000%	7/01/17	Aaa	78,541

127	Fannie Mae Mortgage Pool 254720	4.500%	5/01/18	Aaa	133,023

854	Fannie Mae Mortgage Pool 467749	3.240%	4/01/16	Aaa	873,095

23	Fannie Mae Mortgage Pool 580516	5.500%	4/01/16	Aaa	24,670

99	Fannie Mae Mortgage Pool 596680	7.000%	9/01/31	Aaa	115,919

283	Fannie Mae Mortgage Pool 596712	6.500%	6/01/32	Aaa	334,106

54	Fannie Mae Mortgage Pool 656269	6.000%	8/01/32	Aaa	60,334

32	Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	33,888

90	Fannie Mae Mortgage Pool 695765	5.500%	4/01/18	Aaa	94,789

178	Fannie Mae Mortgage Pool 725793	5.500%	9/01/19	Aaa	191,405

312	Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	350,659

395	Fannie Mae Mortgage Pool 819652	2.415%	3/01/35	Aaa	422,797

137	Fannie Mae Mortgage Pool 848390	1.961%	12/01/35	Aaa	144,528

207	Fannie Mae Mortgage Pool 886034	2.695%	7/01/36	Aaa	222,616

100	Fannie Mae Mortgage Pool 887017	6.500%	8/01/36	Aaa	114,207

263	Fannie Mae Mortgage Pool 913187	2.440%	4/01/37	Aaa	281,489

574	Fannie Mae Mortgage Pool 914224	2.360%	3/01/37	Aaa	614,053

66	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$196	Fannie Mae Mortgage Pool 928519	7.000%	6/01/37	Aaa	$217,327

157	Fannie Mae Mortgage Pool 995949	2.448%	9/01/36	Aaa	166,523

655	Fannie Mae Mortgage Pool AB1959	4.000%	12/01/40	Aaa	699,430

803	Fannie Mae Mortgage Pool AD0486	2.347%	4/01/34	Aaa	858,913

186	Fannie Mae Mortgage Pool AD0706	2.292%	3/01/38	Aaa	198,646

1,064	Fannie Mae Mortgage Pool AE0949	4.000%	2/01/41	Aaa	1,136,911

1,119	Fannie Mae Mortgage Pool AE0981	3.500%	3/01/41	Aaa	1,168,178

427	Fannie Mae Mortgage Pool AE4876	3.500%	10/01/40	Aaa	445,742

385	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2013-M3 ASQ2	1.083%	2/25/16	Aaa	385,901

351	Fannie Mae REMIC Pass-Through Certificates 2002-W1 2A	6.509%	2/25/42	Aaa	408,860

25	Fannie Mae REMIC Pass-Through Certificates 2010-M4 A1	2.520%	6/25/20	Aaa	24,641

449	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	1.368%	7/25/24	AA+	445,319

575	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	Aaa	588,799

12	FDIC Trust 2001-C1	1.840%	4/25/31	Aaa	12,020

49	FDIC Trust 2012-C1	0.841%	5/25/35	Aaa	48,995

41	Federal Home Loan Mortgage Corporation, REMIC	3.250%	3/15/18	Aaa	41,193

793	Federal Home Loan Mortgage Corporation, REMIC	0.422%	11/15/42	Aaa	792,227

375	Freddie Mac Gold Pool 1H1396	2.375%	5/01/37	Aaa	403,396

509	Freddie Mac Gold Pool 780836	2.343%	9/01/33	Aaa	545,563

332	Freddie Mac Gold Pool 848193	2.330%	3/01/36	Aaa	353,950

684	Freddie Mac Gold Pool C09000	3.500%	6/01/42	Aaa	711,950

1,136	Freddie Mac Gold Pool C09004	3.500%	7/01/42	Aaa	1,182,716

22	Freddie Mac Mortgage Pool, Various C35768	7.500%	1/01/30	Aaa	23,829

58	Freddie Mac Mortgage Pool, Various G00876	6.500%	1/01/28	Aaa	66,151

147	Freddie Mac Mortgage Pool, Various G01244	6.500%	3/01/31	Aaa	171,979

714	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010 A1	3.320%	7/25/20	Aaa	746,372

627	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K701	2.776%	6/25/17	Aaa	642,459

731	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K715	2.059%	3/25/20	Aaa	741,111

669	Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF01	0.518%	4/25/19	Aaa	669,209

820	Freddie Mac Structured Pass-Through Certificates, Series K008	2.746%	12/25/19	Aaa	846,425

460	Freddie Mac Structured Pass-Through Certificates, Series K-501	1.655%	11/25/16	Aaa	464,850

630	Freddie Mac Structured Pass-Through Certificates, Series K-502 A2	1.426%	8/25/17	AAA	633,305

57	Government National Mortgage Association Pool 3120	6.500%	8/20/31	Aaa	66,890

27	Government National Mortgage Association Pool 347332	7.500%	12/15/22	Aaa	27,307

6	Government National Mortgage Association Pool 455304	7.000%	9/15/27	Aaa	5,794

479	Government National Mortgage Association Pool 4946	4.500%	2/20/41	Aaa	525,638

66	Government National Mortgage Association Pool 570134	7.500%	12/15/31	Aaa	69,594

Nuveen Investments	67

Nuveen Intermediate Government Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$680	Government National Mortgage Association Pool 633605	6.000%	9/15/34	Aaa	$791,393

154	Government National Mortgage Association Pool 780825	6.500%	7/15/28	Aaa	179,493

16	GRMT Mortgage Loan Trust 2001-1A	8.272%	7/20/31	A3	15,289

737	Invitation Homes Trust 2013-SFR1	1.400%	12/17/30	Aaa	733,526

582	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%	11/15/43	AAA	589,018

668	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	0.825%	5/15/46	Aaa	665,869

668	Motel 6 Trust 2012-MTL6	1.948%	10/05/25	AAA	665,862

421	National Credit Union Administration Guaranteed Structured Collateral Notes	1.600%	10/29/20	Aaa	422,053

1,000	Nationstar Agency Fund Trust, Series 2013-T1A	0.997%	2/15/45	AAA	999,640

414	Origen Manufactured Housing Contract Trust Collateralized Notes Series 2005B	5.990%	1/15/37	A+	434,223

38	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	37,945

43	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2005-10B	4.940%	8/10/15	Aaa	43,910

113	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2005-P10A	4.638%	2/10/15	Aaa	113,128

419	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2008-10A	5.902%	2/10/18	Aaa	450,055

544	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2010-P10A	4.108%	3/10/20	Aaa	581,269

522	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	548,362
$37,215	Total Asset-Backed and Mortgage-Backed Securities (cost $37,420,737)				38,637,233
	Total Long-Term Investments (cost $80,031,859)				81,834,445

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 3.6%

	Money Market Funds – 3.6%

3,010,446	Mount Vernon Securities Lending Trust Prime Portfolio, (6)	0.272% (5)			$3,010,446
	Total Investments Purchased with Collateral from Securities Lending (cost $3,010,446)				3,010,446

68	Nuveen Investments

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 0.4%

	Money Market Funds – 0.4%

322,389	First American Treasury Obligations Fund, Class Z	0.000% (5)	$322,389
	Total Short-Term Investments (cost $322,389)		322,389
	Total Investments (cost $83,364,694) – 103.4%		85,167,280
	Other Assets Less Liabilities – (3.4)% (7)		(2,823,418)
	Net Assets – 100%		$82,343,862

Investments in Derivatives as of December 31, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Short	(23)	3/15	$(5,027,656)	$7,383
U.S. Treasury 5-Year Note	Short	(75)	3/15	(8,919,727)	4,675
U.S. Treasury 10-Year Note	Long	20	3/15	2,535,938	10,382
U.S. Treasury Long Bond	Long	11	3/15	1,590,188	2,768
				$(9,821,257)	$25,208
*	The aggregate Notional Amount at Value of long and short positions is $4,126,126 and $(13,947,383), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $2,924,132.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

I/O	Interest only security.

See accompanying notes to financial statements.

Nuveen Investments	69

Nuveen Short Term Bond Fund

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 96.5%

	CORPORATE BONDS – 42.3%

	Airlines – 0.9%

$2,250	American Airlines Pass-Through Trust 2013-2C, 144A	6.000%	1/15/17	B+	$2,317,500

2,197	Delta Air Lines Pass-Through Certificates Series 2012-1A	4.750%	5/07/20	A	2,339,464

1,633	Delta Air Lines Pass-Through Certificates, Series 2012-1B, (3)	6.875%	5/07/19	BBB–	1,804,936

1,835	Delta Airlines	5.300%	4/15/19	A	1,995,255

1,045	US Airways Pass-Through Trust	7.076%	3/20/21	BBB+	1,147,154
8,960	Total Airlines				9,604,309

	Auto Components – 0.4%

2,000	Goodyear Tire & Rubber Company	7.000%	5/15/22	B+	2,160,000

1,965	Schaeffler Holding Finance BV, 144A	6.250%	11/15/19	B1	2,023,950
3,965	Total Auto Components				4,183,950

	Automobiles – 0.9%

2,000	Chrysler GP/CG Company	8.000%	6/15/19	B1	2,102,500

2,000	DriveTime Automotive Group Inc., DT Acceptance Corporation, 144A, (3)	8.000%	6/01/21	B	1,797,500

1,710	Jaguar Land Rover PLC, 144A	8.125%	5/15/21	BB	1,872,450

3,000	Volkswagen Group of America Finance LLC, 144A	1.600%	11/20/17	A3	2,989,026
8,710	Total Automobiles				8,761,476

	Banks – 7.9%

2,250	Abbey National Treasury Services PLC of London	3.050%	8/23/18	A	2,329,468

5,000	Australia and New Zealand Banking Group Limited, 144A	2.400%	11/23/16	Aaa	5,115,200

800	Banco do Nordeste do Brasil, 144A	3.625%	11/09/15	BBB–	796,000

11,080	Bank of America Corporation	5.650%	5/01/18	A	12,309,581

3,305	Bank of Nova Scotia	1.375%	12/18/17	Aa2	3,283,904

3,615	Barclays Bank PLC	5.000%	9/22/16	A	3,852,133

3,525	BB&T Corporation	1.450%	1/12/18	A+	3,491,340

1,250	CIT Group Inc., (3)	3.875%	2/19/19	BB–	1,246,875

7,390	Citigroup Inc.	6.125%	11/21/17	A	8,240,471

2,000	Credit Agricole SA, 144A, (3)	3.000%	10/01/17	A	2,062,726

2,000	Fifth Third Bancorp.	4.500%	6/01/18	A–	2,154,456

1,330	General Electric Capital Corporation	2.300%	4/27/17	AA+	1,362,253

8,600	General Electric Capital Corporation	5.625%	5/01/18	AA+	9,676,995

2,000	HSBC USA Inc.	1.625%	1/16/18	AA–	1,992,298

1,675	ING Bank NV, 144A, (3)	4.000%	3/15/16	A+	1,732,508

1,500	ING Bank NV, 144A	3.750%	3/07/17	A+	1,569,753

7,000	JPMorgan Chase & Company	6.000%	1/15/18	A+	7,831,866

70	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$3,000	KeyCorp.	2.300%	12/13/18	A–	$3,010,356

2,000	Nordea Bank AB, 144A	3.125%	3/20/17	AA–	2,071,950

2,000	Societe Generale	2.750%	10/12/17	A	2,048,968

4,000	Wells Fargo & Company, (3)	2.125%	4/22/19	AA–	3,998,952
75,320	Total Banks				80,178,053

	Beverages – 0.4%

2,235	Anheuser-Busch Companies Inc.	5.050%	10/15/16	A	2,390,044

2,000	Heineken NV, 144A	1.400%	10/01/17	BBB+	1,988,476
4,235	Total Beverages				4,378,520

	Biotechnology – 0.2%

1,900	Celgene Corporation	2.300%	8/15/18	BBB+	1,915,694

	Capital Markets – 2.7%

2,840	Deutsche Bank AG London, (3)	2.500%	2/13/19	A+	2,874,773

12,030	Goldman Sachs Group, Inc.	6.150%	4/01/18	A	13,502,701

7,800	Morgan Stanley	5.950%	12/28/17	A	8,666,978

2,250	Nomura Holdings Incorporated	2.000%	9/13/16	BBB+	2,268,151
24,920	Total Capital Markets				27,312,603

	Chemicals – 1.3%

2,215	Eastman Chemical Company	2.400%	6/01/17	BBB	2,249,578

2,635	Ecolab Inc.	1.450%	12/08/17	BBB+	2,611,385

1,465	Huntsman International LLC, (3)	4.875%	11/15/20	B+	1,454,013

1,965	Ineos Group Holdings SA, 144A, (3)	6.125%	8/15/18	B–	1,881,488

2,000	Petrologistics LP Finance Corporation	6.250%	4/01/20	AA–	2,155,000

2,750	Sherwin-Williams Company	1.350%	12/15/17	A–	2,731,028
13,030	Total Chemicals				13,082,492

	Commercial Services & Supplies – 0.4%

2,000	ERAC USA Finance LLC, 144A	2.800%	11/01/18	BBB+	2,042,878

1,815	Waste Management Inc.	2.600%	9/01/16	A–	1,856,698
3,815	Total Commercial Services & Supplies				3,899,576

	Communications Equipment – 0.1%

1,000	Nokia Corporation	5.375%	5/15/19	BB	1,070,000

	Computers & Peripherals – 1.1%

4,000	Apple Inc., (3)	2.100%	5/06/19	AA+	4,045,408

2,960	EMC Corporation	1.875%	6/01/18	A1	2,949,939

3,510	Hewlett Packard Company	3.000%	9/15/16	A–	3,603,987

1,000	Seagate HDD Cayman, 144A	3.750%	11/15/18	BBB–	1,026,250
11,470	Total Computers & Peripherals				11,625,584

Nuveen Investments	71

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 1.6%

$505	Ally Financial Inc.	5.500%	2/15/17	BB+	$530,250

2,000	Ally Financial Inc., (3)	3.500%	1/27/19	BB+	1,976,000

1,000	Ally Financial Inc.	3.750%	11/18/19	BB+	985,000

4,070	American Express Company	1.550%	5/22/18	A+	4,031,307

2,050	Capital One Financial Corporation	6.150%	9/01/16	BBB+	2,203,006

2,000	First Data Corporation, 144A	7.375%	6/15/19	BB–	2,105,000

2,000	Ford Motor Credit Company	1.500%	1/17/17	BBB–	1,989,238

2,000	Navient Corp., (3)	5.000%	10/26/20	BB	1,962,500
15,625	Total Consumer Finance				15,782,301

	Containers & Packaging – 0.2%

2,000	Reynolds Group	7.875%	8/15/19	B+	2,107,500

	Diversified Financial Services – 0.6%

2,570	BNP Paribas, (3)	2.700%	8/20/18	A+	2,626,579

1,000	Rabobank Nederland Utrecht	3.375%	1/19/17	Aa2	1,043,186

1,500	Rabobank Nederland, (3)	2.250%	1/14/19	Aa2	1,511,171

1,000	Synchrony Financial	1.875%	8/15/17	BBB–	1,001,943
6,070	Total Diversified Financial Services				6,182,879

	Diversified Telecommunication Services – 1.2%

2,300	AT&T, Inc.	1.400%	12/01/17	A	2,276,922

3,420	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	3,428,365

4,730	Verizon Communications	3.650%	9/14/18	A–	4,998,319

1,000	Verizon Communications	1.991%	9/14/18	A–	1,040,257
11,450	Total Diversified Telecommunication Services				11,743,863

	Electric Utilities – 0.2%

1,500	FirstEnergy Corporation	2.750%	3/15/18	Baa3	1,511,594

	Electrical Equipment – 0.1%

1,000	ABB Finance USA Inc.	1.625%	5/08/17	A	1,003,295

	Energy Equipment & Services – 1.0%

1,500	Drill Rigs Holdings Inc., 144A	6.500%	10/01/17	B	1,237,500

3,000	Ensco PLC	3.250%	3/15/16	BBB+	3,054,858

2,775	Nabors Industries Inc.	6.150%	2/15/18	BBB	2,890,348

2,000	Regency Energy Partners Finance, (3)	6.500%	7/15/21	BB	2,040,000

1,500	SESI, LLC	7.125%	12/15/21	BBB–	1,440,000
10,775	Total Energy Equipment & Services				10,662,706

	Food & Staples Retailing – 0.6%

1,340	CVS Caremark Corporation	2.250%	12/05/18	BBB+	1,351,997

2,000	Tesco PLC, 144A	5.500%	11/15/17	BBB–	2,098,864

72	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food & Staples Retailing (continued)

$3,050	Walgreens Boots Alliance, Inc.	1.750%	11/17/17	BBB	$3,057,552
6,390	Total Food & Staples Retailing				6,508,413

	Food Products – 1.3%

2,500	Bunge Limited Finance Company	3.200%	6/15/17	Baa2	2,570,608

5,000	Mondelez International Inc.	2.250%	2/01/19	Baa1	4,979,465

2,500	Tyson Foods	2.650%	8/15/19	BBB	2,522,775

3,000	Wm. Wrigley Jr. Company, 144A	2.900%	10/21/19	A–	3,038,799
13,000	Total Food Products				13,111,647

	Gas Utilities – 0.2%

2,250	AmeriGas Finance LLC, (3)	6.750%	5/20/20	Ba2	2,317,500

	Health Care Equipment & Supplies – 0.5%

3,260	Becton Dickinson & Company	1.800%	12/15/17	Baa2	3,272,023

2,000	Boston Scientific Corporation	6.250%	11/15/15	BBB–	2,083,390
5,260	Total Health Care Equipment & Supplies				5,355,413

	Health Care Providers & Services – 2.0%

3,000	Aetna Inc.	1.500%	11/15/17	A	2,976,597

3,000	Cardinal Health Inc.	2.400%	11/15/19	A–	2,990,244

2,000	Community Health Systems, Inc.	5.125%	8/15/18	BB+	2,070,000

2,000	HCA Inc., (3)	4.250%	10/15/19	BB+	2,030,000

1,500	HealthSouth Corporation	8.125%	2/15/20	BB–	1,567,500

3,170	Quest Diagnostics Inc.	6.400%	7/01/17	BBB+	3,528,638

1,285	UnitedHealth Group Incorporated	1.400%	12/15/17	A+	1,283,855

1,750	Wellpoint Inc.	1.875%	1/15/18	A–	1,749,505

1,000	Zoetis Incorporated	1.150%	2/01/16	Baa2	999,107

1,500	Zoetis Incorporated	1.875%	2/01/18	Baa2	1,486,503
20,205	Total Health Care Providers & Services				20,681,949

	Hotels, Restaurants & Leisure – 0.2%

1,915	MGM Resorts International Inc., (3)	6.750%	10/01/20	BB	2,010,750

	Household Durables – 0.2%

1,970	Lennar Corporation, (3)	4.500%	11/15/19	BB+	1,955,225

	Household Products – 0.4%

3,397	Federated Retail Holdings Inc., Macy’s Inc.	5.900%	12/01/16	BBB+	3,685,823

	Independent Power & Renewable Electricity Producers – 0.4%

2,000	Dynegy Finance I Inc. / Dynegy Finance II Inc., 144A	6.750%	11/01/19	B3	2,035,000

1,966	GenOn Energy Inc.	7.875%	6/15/17	B	1,956,170
3,966	Total Independent Power & Renewable Electricity Producers				3,991,170

Nuveen Investments	73

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance – 1.3%

$3,380	AFLAC Insurance	2.650%	2/15/17	A	$3,477,716

2,736	Allied World Assurance Holdings Limited	7.500%	8/01/16	A–	2,986,765

2,700	Prudential Financial Inc.	6.000%	12/01/17	A	3,022,456

1,000	Security Benefit Life Insurance Company, 144A	8.750%	5/15/16	BBB	1,068,669

2,000	White Mountains Insurance Group, 144A	6.375%	3/20/17	BBB	2,196,528
11,816	Total Insurance				12,752,134

	Internet & Catalog Retail – 0.3%

2,695	Amazon.com Incorporated	1.200%	11/29/17	AA–	2,666,411

	Life Sciences Tools & Services – 0.2%

2,520	Thermo Fischer Scientific Inc.	1.300%	2/01/17	BBB	2,505,891

	Machinery – 0.2%

1,500	Blueline Rental Finance Corporation, 144A	7.000%	2/01/19	B	1,537,500

	Media – 1.7%

4,000	Comcast Corporation	5.875%	2/15/18	A–	4,500,492

3,370	DIRECTV Holdings LLC	2.400%	3/15/17	BBB	3,433,589

1,600	Discovery Communications Inc.	5.625%	8/15/19	BBB	1,796,222

2,000	Dish DBS Corporation	4.250%	4/01/18	BB–	2,042,500

970	Harron Communications Finance, 144A	9.125%	4/01/20	BB–	1,057,300

1,500	LIN Television Corporation	8.375%	4/15/18	B+	1,563,750

2,000	Numericable Group SA, 144A, (3)	4.875%	5/15/19	Ba3	1,982,500

1,000	Thomson Reuters Corporation	1.300%	2/23/17	BBB+	994,757
16,440	Total Media				17,371,110

	Metals & Mining – 1.6%

1,500	Cliffs Natural Resources Inc., (3)	4.200%	1/15/18	BB–	975,000

2,242	Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc.	6.125%	6/15/19	BBB	2,426,965

2,500	Nucor Corporation	5.850%	6/01/18	A	2,794,173

1,735	Rio Tinto Finance USA PLC, (3)	1.625%	8/21/17	A–	1,734,283

2,000	Teck Resources Limited	3.850%	8/15/17	BBB	2,081,576

2,000	United States Steel Corporation, (3)	6.050%	6/01/17	BB–	2,080,000

1,175	Vale Overseas Limited	6.250%	1/11/16	A–	1,221,530

2,500	Xstrata Finance Canada Limited, 144A	3.600%	1/15/17	BBB	2,577,933
15,652	Total Metals & Mining				15,891,460

	Multi-Utilities – 0.3%

2,665	Sempra Energy	2.300%	4/01/17	BBB+	2,713,993

	Oil, Gas & Consumable Fuels – 3.3%

3,240	Anadarko Petroleum Corporation	5.950%	9/15/16	BBB	3,464,791

1,000	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB	1,111,802

74	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$3,000	Canadian Natural Resources Limited	1.750%	1/15/18	Baa1	$2,982,351

2,000	Chesapeake Energy Corporation	3.481%	4/15/19	BB+	1,960,000

2,000	CNOOC Finance 2014 ULC	1.625%	4/30/17	AA–	1,990,234

1,000	Kinder Morgan Inc., Delaware, 144A	5.000%	2/15/21	BBB–	1,040,354

3,000	Marathon Petroleum Corporation	3.500%	3/01/16	BBB	3,074,232

2,975	Petrobras International Finance Company	3.500%	2/06/17	Baa2	2,840,857

4,345	Phillips 66, (3)	2.950%	5/01/17	A3	4,487,442

1,965	Sabine Pass Liquefaction LLC	5.625%	2/01/21	BB+	1,930,613

3,000	Sinopec Group Overseas Development 2014 Limited, 144A	1.014%	4/10/17	AA–	3,004,014

2,085	Spectra Energy Partners LP	2.950%	9/25/18	BBB	2,133,779

2,000	Tesoro Logistics LP Finance Corporation, 144A	5.500%	10/15/19	BB	1,985,000

2,000	Whiting Petroleum Corporation	5.000%	3/15/19	BB+	1,870,000
33,610	Total Oil, Gas & Consumable Fuels				33,875,469

	Paper & Forest Products – 0.1%

1,000	Sappi Papier Holding GMBH, 144A	8.375%	6/15/19	BB	1,070,000

	Pharmaceuticals – 0.5%

3,540	McKesson Corporation	1.292%	3/10/17	BBB+	3,521,918

2,000	Mylan Inc., (3)	1.350%	11/29/16	BBB–	1,990,156
5,540	Total Pharmaceuticals				5,512,074

	Real Estate Investment Trust – 2.3%

2,000	American Tower Company	4.500%	1/15/18	BBB	2,123,974

3,000	ARC Property Operating Partnership LP, Clark Acquisition LLC, (3)	2.000%	2/06/17	BB+	2,859,204

2,000	BioMed Realty L.P	3.850%	4/15/16	BBB	2,065,322

1,000	FelCor Lodging LP	6.750%	6/01/19	B2	1,038,700

2,000	First Industrial Realty Trust	5.950%	5/15/17	BBB–	2,165,090

1,395	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc.	4.375%	11/01/18	BBB–	1,426,388

3,395	Health Care REIT Inc.	3.625%	3/15/16	BBB	3,494,192

2,000	Prologis LP	4.500%	8/15/17	BBB+	2,131,232

2,000	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A, (3)	4.500%	4/15/19	B	1,980,000

2,605	Realty Income Corporation	2.000%	1/31/18	BBB+	2,609,801

2,000	Ventas Realty LP	2.000%	2/15/18	BBB+	2,001,766
23,395	Total Real Estate Investment Trust				23,895,669

	Semiconductors & Semiconductor Equipment – 0.1%

1,000	NXP BV, 144A	3.750%	6/01/18	BB–	1,000,000

	Software – 1.1%

3,130	CA Inc.	2.875%	8/15/18	BBB+	3,182,593

2,490	Computer Sciences Corporation	6.500%	3/15/18	BBB+	2,783,352

Nuveen Investments	75

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Software (continued)

$3,460	Symantec Corporation	2.750%	6/15/17	BBB	$3,511,021

2,000	Total System Services Inc.	2.375%	6/01/18	BBB+	1,982,874
11,080	Total Software				11,459,840

	Specialty Retail – 0.5%

3,000	AutoZone Inc., (3)	6.950%	6/15/16	Baa1	3,248,793

2,250	Best Buy Co., Inc., (3)	5.000%	8/01/18	Baa2	2,327,344
5,250	Total Specialty Retail				5,576,137

	Tobacco – 0.5%

2,000	BAT International Finance PLC, 144A	2.125%	6/07/17	A–	2,018,586

3,000	Lorillard Tobacco, (3)	2.300%	8/21/17	Baa2	3,019,152
5,000	Total Tobacco				5,037,738

	Trading Companies & Distributors – 0.2%

2,000	United Rentals North America Inc., (3)	8.375%	9/15/20	B	2,145,000

	Transportation Infrastructure – 0.4%

2,655	Asciano Finance, 144A	5.000%	4/07/18	Baa2	2,854,282

1,200	Aviation Capital Group Corporation, 144A	3.875%	9/27/16	BBB–	1,230,212
3,855	Total Transportation Infrastructure				4,084,494

	Wireless Telecommunication Services – 0.7%

2,000	America Movil S.A. de C.V.	2.375%	9/08/16	A2	2,027,440

2,170	Deutsche Telekom International Finance BV	5.750%	3/23/16	BBB+	2,291,513

3,000	Viacom Inc.	6.250%	4/30/16	BBB+	3,204,900
7,170	Total Wireless Telecommunication Services				7,523,853
$416,286	Total Corporate Bonds (cost $432,462,139)				431,243,058

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.2%

	Leisure Equipment & Products – 0.2%

$2,000	Hasbro Inc.	6.300%	9/15/17	BBB+	$2,213,726
$2,000	Total Convertible Bonds (cost $2,184,415)				2,213,726

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 1.2%

	Banks – 1.0%

$2,055	BBVA International Preferred Uniperson, (3)	5.919%	N/A (4)	BB	$2,091,579

5,000	Citigroup Inc.	8.400%	N/A (4)	BB+	5,725,000

2,000	JPMorgan Chase & Company	7.900%	N/A (4)	BBB–	2,152,600
9,055	Total Banks				9,969,179

76	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 0.2%

$2,095	Enterprise Products Operating LP	7.034%	1/15/68	Baa2	$2,297,953
$11,150	Total $1,000 Par (or similar) Institutional Preferred (cost $12,538,258)				12,267,132

Principal Amount (000)	Description (1)		Optional Call Provisions (5)	Ratings (2)	Value

	MUNICIPAL BONDS – 1.6%

	Arizona – 0.2%

$2,000	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Subordinate Series 2011, 2.828%, 7/01/15		No Opt. Call	AA	$2,020,760

	California – 0.1%

1,015	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010, 5.750%, 3/01/17		No Opt. Call	Aa3	1,113,749

	Guam – 0.2%

	Government of Guam, Business Privilege Tax Bonds, Taxable Series 2012B-2:
1,155	2.933%, 1/01/17		No Opt. Call	A	1,157,633
1,190	3.301%, 1/01/18		No Opt. Call	A	1,184,824
2,345	Total Guam				2,342,457

	Massachusetts – 0.3%

400	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRAC Project, Taxable Series 2011B, 3.230%, 7/01/15		No Opt. Call	A	405,152

2,750	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2014-2, 1.185%, 11/01/17		No Opt. Call	Aa2	2,748,405
3,150	Total Massachusetts				3,153,557

	Nevada – 0.3%

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011B, 3.176%, 6/01/17		No Opt. Call	AA+	2,614,050

	Ohio – 0.2%

1,470	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured		No Opt. Call	AA+	1,545,661

	Pennsylvania – 0.2%

1,500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Taxable Series 2012B, 4.120%, 5/01/16		No Opt. Call	Baa2	1,529,235

	Texas – 0.1%

1,500	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, Learjet Inc., Series 2001A-1, 6.150%, 1/01/16 (Alternative Minimum Tax)		1/16 at 100.00	Ba3	1,520,475
$15,480	Total Municipal Bonds (cost $15,607,446)				15,839,944

Nuveen Investments	77

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 5.6%

$5,000	Fannie Mae Notes	0.500%	3/30/16	Aaa	$5,029,575

900	U.S. Treasury Notes	0.250%	1/31/15	Aaa	900,105

11,000	U.S. Treasury Notes	0.375%	6/15/15	Aaa	11,012,892

40,000	U.S. Treasury Notes	0.375%	5/31/16	Aaa	39,975,000
$56,900	Total U.S. Government and Agency Obligations (cost $56,838,895)				56,917,572

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 45.3%

$635	ACE Securities Corporation, Manufactured Housing Trust Series 2003-MH1	6.500%	8/15/30	AA	$699,109

2,500	American Express Credit Card Trust 2012-2	0.680%	3/15/18	AAA	2,501,913

5,515	American Express Credit Care Master Trust, Series 2012-1	0.443%	1/15/20	Aaa	5,511,724

3,786	American Homes 4 Rent, Series 2014-SFR1	1.250%	6/17/31	Aaa	3,736,296

5,170	American Tower Company, 144A	1.551%	3/15/43	Aaa	5,108,787

4,446	AmeriCold LLC Trust, Series 2010	2.500%	1/14/29	AAA	4,387,695

10,252	AmeriCredit Automobile Receivables Trust 2014-1	0.570%	7/10/17	AAA	10,250,999

514	Amortizing Residential Collateral Trust Series 2002-BC4 M1	1.218%	7/25/32	BBB+	501,258

1,892	Amortizing Residential Collateral Trust, Series 2002-BC7	0.928%	10/25/32	Aa1	1,749,092

850	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.933%	7/10/45	AAA	858,022

4,970	Cabela’s Master Credit Card Trust, Series 2010-1A	1.617%	1/16/18	AAA	4,972,361

4,290	Cabela’s Master Credit Card Trust, Series 2010-2A	2.290%	9/17/18	AAA	4,340,995

3,000	Cabela’s Master Credit Card Trust, Series 2011-A2	0.703%	2/18/20	AAA	3,020,826

1,211	California Republic Auto Receivables Trust 2013-2	1.230%	3/15/19	Aaa	1,215,301

3,000	Capital One Multi-Asset Execution Trust, Series 2006-A11	0.263%	6/17/19	AAA	2,990,157

1,097	CarFinance Capital Auto Trust, Automobile Receivables-Backed Notes, Series 2013-1, 144A	1.650%	7/17/17	Aa3	1,098,428

165	CarNow Auto Receivables Trust 2013-1A	1.160%	10/16/17	AA	165,411

810	CenterPoint Energy Restoration Bond Company LLC, Senior Secured System Restoration Bonds, Series 2009-1	1.833%	2/15/16	AAA	811,468

1,868	Centerpoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	1,870,282

186	Citicorp Mortgage Securities I, REMIC Pass-Through Certificates, Series 2007-9	5.500%	12/25/22	Ba3	187,147

390	Citicorp Mortgage Securities Inc., REMIC Pass-Through Certificates, Series 2006-1 5A1	5.500%	2/25/26	Caa1	397,654

8,226	Colony American Homes Trust 2014-1A	1.400%	5/17/31	Aaa	8,172,885

6,300	Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA	1.917%	6/15/34	AA	6,280,061

4,470	Commercial Mortgage Trust 2014-BBG	0.967%	3/15/29	AAA	4,450,444

8,210	Consumers Securitization Funding LLC, Series 2014-A	1.334%	11/01/20	AAA	8,171,109

702	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa3	611,187

78	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,485	Countrywide Asset Backed Certificates 2005-3	5.304%	8/25/35	BB	$2,517,950

2,813	Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	4/25/47	Caa1	2,766,094

176	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.412%	2/25/34	A	170,456

1,138	Countrywide Home Loans, Asset Backed Certificates Series 2007-7	0.328%	10/25/47	AAA	1,127,943

1,900	Credit Suisse Commercial Mortgage Trust, 2014-ICE	1.800%	4/15/27	A–	1,900,008

2,500	Credit Suisse Commercial Mortgage Trust, Pass-Through Certificates Series 2007-4	5.898%	9/15/39	BB+	2,705,170

6,049	Credit Suisse Commercial Mortgage Trust, Series 2013-6	2.500%	7/25/28	AAA	6,052,580

531	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	565,298

3,897	Credit-Based Asset Servicing and Securitization Pool 2007-SP1	6.020%	12/25/37	A+	4,076,894

2,405	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	2,482,900

6,850	Discover Card Master Trust 2012-A1	0.810%	8/15/17	AAA	6,853,220

4,000	Discover Card Master Trust 2013-A1	0.473%	8/17/20	AAA	4,004,788

6,000	Dryrock Issuance Trust 2013-1	0.507%	7/16/18	AAA	6,002,646

439	Energy Texas Restoration Funding LLC	2.120%	2/01/16	AAA	439,657

7,038	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	7,162,398

4,372	Entergy Louisiana Investment Recovery Funding LLC, Series 2011-A	2.040%	9/01/23	AAA	4,394,381

39	Equivantage Acceptance Corporation, Home Equity Loan Asset-Backed Certificates, Series 1996-4	7.250%	1/25/28	N/R	38,954

2,133	Extended Stay America Trust 2013-ESFL	0.971%	12/05/31	AAA	2,129,774

4,435	Extended Stay America Trust 2013-ESFL	0.871%	12/05/31	AAA	4,416,071

1,083	Fannie Mae Alternative Credit Enhanced Securities	2.210%	9/25/20	Aaa	1,101,558

6,180	Fannie Mae Alternative Credit Enhanced Securities	2.072%	7/25/21	Aaa	6,267,588

4,866	Fannie Mae Connecticut Avenue Securities , Series 2014-C04	2.118%	11/25/24	AA+	4,871,545

997	Fannie Mae Mortgage Interest Strips 366 25, (I/O)	5.000%	10/25/35	Aaa	78,857

148	Fannie Mae Mortgage Pool 433988	2.286%	11/01/25	Aaa	157,053

521	Fannie Mae Mortgage Pool 535363	5.059%	12/01/31	Aaa	556,396

55	Fannie Mae Mortgage Pool 545717	2.123%	5/01/32	Aaa	56,072

9	Fannie Mae Mortgage Pool 545791	2.371%	3/01/32	Aaa	8,646

117	Fannie Mae Mortgage Pool 555369	2.309%	8/01/36	Aaa	124,649

116	Fannie Mae Mortgage Pool 625338	2.196%	6/01/31	Aaa	121,167

117	Fannie Mae Mortgage Pool 634948	2.415%	5/01/32	Aaa	120,261

17	Fannie Mae Mortgage Pool 661645	2.204%	10/01/32	Aaa	17,327

122	Fannie Mae Mortgage Pool 671884	2.259%	12/01/32	Aaa	122,953

979	Fannie Mae Mortgage Pool 725721	2.248%	6/01/34	Aaa	1,042,696

840	Fannie Mae Mortgage Pool 745922	2.294%	7/01/35	Aaa	895,188

126	Fannie Mae Mortgage Pool 775389	2.132%	4/01/34	Aaa	126,494

Nuveen Investments	79

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$898	Fannie Mae Mortgage Pool 795242	1.925%	7/01/34	Aaa	$959,471

821	Fannie Mae Mortgage Pool 797182	2.323%	11/01/34	Aaa	867,681

1,775	Fannie Mae Mortgage Pool 819652	2.415%	3/01/35	Aaa	1,900,270

85	Fannie Mae Mortgage Pool 838948	1.885%	8/01/35	Aaa	90,956

648	Fannie Mae Mortgage Pool 838958	2.010%	8/01/35	Aaa	690,157

860	Fannie Mae Mortgage Pool 841068	2.485%	11/01/34	Aaa	920,251

365	Fannie Mae Mortgage Pool 848390	1.961%	12/01/35	Aaa	385,408

426	Fannie Mae Mortgage Pool 886034	2.695%	7/01/36	Aaa	457,375

391	Fannie Mae Mortgage Pool 995949	2.448%	9/01/36	Aaa	416,307

1,279	Fannie Mae Mortgage Pool AD0486	2.347%	4/01/34	Aaa	1,367,500

1,003	Fannie Mae Mortgage Pool AD0550	2.205%	8/01/37	Aaa	1,070,629

991	Fannie Mae Mortgage Pool AD0706	2.292%	3/01/38	Aaa	1,057,082

1,594	Fannie Mae Mortgage Pool AE0058	2.350%	7/01/36	Aaa	1,701,576

1,399	Fannie Mae Mortgage Pool AL2720	3.000%	11/01/27	Aaa	1,457,576

1,694	Fannie Mae Mortgage Pool MA0771	3.500%	6/01/21	Aaa	1,791,839

25	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1992-150 MA	5.500%	9/25/22	Aaa	26,385

86	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2004-90 GA	4.350%	3/25/34	Aaa	86,264

579	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2004-90 GF	0.468%	11/25/34	Aaa	582,034

1,868	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2013-M3 ASQ2	1.083%	2/25/16	Aaa	1,874,376

339	Fannie Mae REMIC Pass-Through Certificates 2010-M1 A1	3.305%	6/25/19	Aaa	344,123

873	Fannie Mae REMIC Pass-Through Certificates 2011-6 BA	2.750%	6/25/20	Aaa	899,848

3,469	Fannie Mae, Connecticut Avenue Securities, Series 2014-C01	1.768%	1/25/24	AA+	3,462,089

9,349	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	1.368%	7/25/24	AA+	9,262,625

2,260	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	Aaa	2,313,439

1,073	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.721%	2/25/48	Aaa	1,073,252

66	FDIC Trust 2001-C1	1.840%	4/25/31	Aaa	66,038

490	FDIC Trust 2012-C1	0.841%	5/25/35	Aaa	489,953

8	Federal Home Loan Mortgage Corporation, REMIC 1022 J	6.000%	12/15/20	Aaa	8,247

157	Federal Home Loan Mortgage Corporation, REMIC 2629 BO	3.250%	3/15/18	Aaa	157,565

4,710	Federal Home Loan Mortgage Corporation, REMIC 4181 PF	0.422%	11/15/42	Aaa	4,706,300

2,500	Fifth Third Auto Trust, Series 2013 A B	1.210%	4/15/19	Aa1	2,502,278

7,272	Ford Credit Auto Owners Trust 2013-B	0.570%	10/15/17	AAA	7,271,405

1,480	Ford Credit Floorplan Master Owner Trust Series 2010-3	4.200%	2/15/17	AAA	1,486,400

409	Freddie Mac Gold Pool 780456	2.347%	5/01/33	Aaa	437,239

765	Freddie Mac Gold Pool 780911	2.344%	10/01/33	Aaa	816,437

80	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$913	Freddie Mac Gold Pool 781296	2.355%	3/01/34	Aaa	$974,816

213	Freddie Mac Gold Pool 786591	2.453%	12/01/26	Aaa	221,813

99	Freddie Mac Gold Pool 786853	2.260%	10/01/29	Aaa	101,196

155	Freddie Mac Gold Pool 846946	2.328%	1/01/29	Aaa	162,916

52	Freddie Mac Gold Pool 847014	2.053%	5/01/30	Aaa	52,786

77	Freddie Mac Gold Pool 847063	2.494%	10/01/32	Aaa	81,437

717	Freddie Mac Gold Pool 847241	2.290%	10/01/30	Aaa	743,351

1,112	Freddie Mac Gold Pool 847331	2.260%	8/01/32	Aaa	1,171,828

78	Freddie Mac Gold Pool 847367	2.192%	6/01/31	Aaa	81,742

395	Freddie Mac Gold Pool 847652	2.295%	9/01/32	Aaa	409,485

1,335	Freddie Mac Gold Pool 848193	2.330%	3/01/36	Aaa	1,423,150

1,404	Freddie Mac Gold Pool 848282	2.399%	1/01/38	Aaa	1,496,992

184	Freddie Mac Gold Pool 972055	3.617%	4/01/30	Aaa	196,000

104	Freddie Mac Mortgage Pool, Various M30035	4.500%	4/01/22	Aaa	107,583

2,898	Freddie Mac Mortgage Trust 2013-KF02	3.169%	12/25/45	Baa3	2,987,878

1,000	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K711	3.562%	8/25/45	A–	1,021,879

778	Freddie Mac Multi-Class Certificates 3780 FE	0.572%	12/15/20	Aaa	783,454

2,500	Freddie Mac Multifamily Mortgage Trust, Series 2011-K704, 144A	4.533%	10/25/30	Baa1	2,642,985

1,400	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2012-K501	3.443%	11/25/46	Baa1	1,421,032

528	Freddie Mac Non Gold Participation Certificates 1L1462	2.290%	8/01/36	Aaa	561,024

2,175	GE Equipment Transportation LLC, Equipment Loan Asset Backed Securities, Series 2013-2	0.610%	6/24/16	Aaa	2,176,245

2,500	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1	5.606%	12/10/49	Ba3	2,616,478

4,966	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10	5.796%	8/10/45	A	5,375,543

3,247	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.679%	8/10/43	Aaa	3,361,039

3,333	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2011-GC3	3.645%	3/10/44	Aaa	3,413,001

2,000	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GSFL	2.417%	7/15/31	A–	1,991,168

2,900	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GSFL	1.167%	7/15/31	AAA	2,899,113

2,130	Goldman Sachs Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-GC5	2.999%	8/10/44	Aaa	2,186,296

90	Government National Mortgage Association Pool 8006	1.625%	7/20/22	Aaa	92,703

17	Government National Mortgage Association Pool 80106	1.625%	8/20/27	Aaa	17,682

Nuveen Investments	81

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$25	Government National Mortgage Association Pool 80154	1.625%	1/20/28	Aaa	$25,433

68	Government National Mortgage Association Pool 80283	1.625%	5/20/29	Aaa	70,802

131	Government National Mortgage Association Pool 80469	1.625%	11/20/30	Aaa	136,180

42	Government National Mortgage Association Pool 80507	1.625%	4/20/31	Aaa	43,297

149	Government National Mortgage Association Pool 80535	1.625%	8/20/31	Aaa	154,005

30	Government National Mortgage Association Pool 80580	1.625%	2/20/32	Aaa	31,011

58	Government National Mortgage Association Pool 8699	1.625%	9/20/25	Aaa	59,776

62	Government National Mortgage Association Pool 8824	2.000%	8/20/21	Aaa	63,307

48	Government National Mortgage Association Pool 8847	1.625%	4/20/26	Aaa	49,135

328	Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	341,241

4,525	GP Portfolio Trust 2014-GPP A	2.917%	2/15/27	BBB–	4,532,403

4,250	GraceChurch Card PLC. Series 2012-1A	0.873%	2/15/17	AAA	4,252,180

2,961	GraceChurch Mortgage Financing PLC, Series 2011-1A	1.782%	11/20/56	AAA	2,965,230

4,500	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates Series 2007-GG9	5.475%	3/10/39	Baa3	4,714,934

3,010	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates Series 2007-GG9	5.444%	3/10/39	AAA	3,210,701

3,735	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-GG11	5.736%	12/10/49	AAA	4,045,181

2,191	Holmes Master Issuer PLC, Residential Mortgage Pool, Series 2012-1A, 144A	1.903%	10/15/54	AAA	2,197,654

500	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2012-T2	4.940%	10/15/45	BBB	507,100

2,250	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2013-T2	1.147%	5/16/44	AAA	2,247,750

5,000	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2013-T7	1.981%	11/15/46	AAA	4,951,000

8,178	Honda Auto Receivables Owner Trust 2014- 1	0.410%	9/21/16	Aaa	8,174,492

4,500	Hyundai Auto Receivables Trust 2014-A	0.790%	7/16/18	AAA	4,494,326

744	IMC Home Mortgage Company, Home Equity Loan Pass-Through Certificates, Series 1998-3	6.695%	8/20/29	AA	771,340

5,049	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2006-5 2A	0.368%	12/25/36	Baa2	4,746,691

265	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.458%	3/25/35	BBB+	264,463

4,914	Invitation Homes Trust 2013-SFR1	1.400%	12/17/30	Aaa	4,890,173

2,500	Invitation Homes Trust 2013-SFR1	2.400%	12/17/30	Baa2	2,446,788

4,680	Invitation Homes Trust 2013-SFR1	1.600%	12/17/30	Aa2	4,612,210

3,787	Invitation Homes Trust 2014-SFR2	1.768%	9/17/31	Aa2	3,738,837

2,000	Invitation Homes Trust 2014-SFR2	1.268%	9/17/31	Aaa	1,975,156

1,863	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	Aaa	1,872,008

82	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,383	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%	11/15/43	AAA	$2,410,443

7,040	JPMorgan Chase Commercial Mortgage Securities Trust Pass-Through Certificates Series 2013-JWRZ	0.953%	4/15/30	AAA	7,033,953

9,000	JPMorgan JPMBB Commercial Mortgage Securities Trust, Pass-Through Certificates, Series 2013-C12	2.424%	7/15/45	AAA	9,155,520

4,457	Master Resecuritization Trust 2009-1	6.000%	10/25/36	A	4,726,644

4,582	Mercedes-Benz Auto Receivables Trust 2012-1	0.470%	10/17/16	AAA	4,582,698

1,898	Merrill Lynch Mortgage Investors Inc., C-BASS Mortgage Loan Asset Backed Certificates Series 2004-CB8	5.158%	12/25/35	AAA	1,901,360

2,750	ML CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.886%	8/12/49	BB	2,786,355

736	Monty Parent Issuer LLC 2013-LTR1	3.470%	11/20/28	CCC	736,029

182	Morgan Stanley Capital I Inc. Trust, Mortgage Pass-Through Certificates, Series 2006-NC2	0.348%	2/25/36	BB	181,499

1,916	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C1	2.602%	9/15/47	AAA	1,926,378

1,403	Mortgage Asset Securitization Transaction Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2003-5	2.094%	11/25/33	A+	1,343,773

63	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates, Series 2004-13	8.000%	1/25/35	B+	64,514

5,000	Motel 6 Trust 2012-MTL6	1.948%	10/05/25	AAA	4,983,995

1,042	National Credit Union Administration Guaranteed Structured Collateral Notes	2.900%	10/29/20	Aaa	1,069,929

978	National Credit Union Administration, Guaranteed Notes Series 2011-R1	0.621%	1/08/20	Aaa	983,548

419	National Credit Union Administration, Guaranteed Notes, Series 2010-R1	1.840%	10/07/20	Aaa	421,581

1,757	Nationstar Agency Fund Trust, Series 2013-T1A	5.926%	2/15/45	A	1,756,403

4,500	Nationstar Agency Fund Trust, Series 2013-T1A	0.997%	2/15/45	AAA	4,498,380

1,000	Nationstar Mortgage Advance Receivables Trust 2013-T3	3.819%	6/22/48	BBB	997,300

4,204	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2014-2A	3.750%	5/25/54	AAA	4,295,947

2,000	NLY Commercial Mortgage Trust 2014-FL1	2.767%	11/15/30	A–	2,025,100

9,606	Porsche Financial Auto Securitization Trust 2104-1	0.380%	9/23/16	AAA	9,605,878

380	RBSSP Resecuritization Trust 2009-10	0.268%	3/26/37	N/R	183,018

2,132	RBSSP Resecuritization Trust 2009-5	0.670%	8/26/37	BBB	2,040,144

3,319	RBSSP Resecuritization Trust, Series 2012-8 1A1	0.330%	10/26/36	N/R	3,187,651

3,589	Residential Asset Mortgage Products, Pass-Through Certificates, 2006-RZ4	0.348%	10/25/36	Ba3	3,534,917

3,000	Santander Drive Auto Receivables Trust, Series 2014-1	1.590%	10/15/18	AA	3,006,357

1,432	Springleaf Mortgage Loan Trust, Series 2012-3	1.570%	12/25/59	AAA	1,430,919

5,025	Springleaf Mortgage Loan Trust, Series 2013-3A	1.870%	9/25/57	AAA	5,011,399

120	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.519%	8/25/34	N/R	120,654

Nuveen Investments	83

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$3,253	Structured Agency Credit Risk 2014-DN1	1.168%	2/25/24	A1	$3,233,020

8,869	Structured Agency Credit Risk Debt Notes, 2014-HQ2	1.618%	9/25/24	A2	8,853,901

7,571	Structured Agency Credit Risk Debt Notes, 2014-DN2	1.018%	4/25/24	A	7,514,647

4,753	Structured Agency Credit Risk Debt Notes, 2013-DN2	1.618%	11/25/23	Baa1	4,739,194

500	Sway Residential Trust, Series 2014-1	4.468%	1/17/32	N/R	502,231

471	Thornburg Mortgage Securities Trust, Mortgage Loan Pass-Through Certificates, Series 2007-4	6.041%	9/25/37	BBB+	486,781

3,885	Truman Capital Mortgage Loant Trust, Series 2014-NPL3	3.125%	4/25/53	N/R	3,879,630

531	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2005-10B	4.940%	8/10/15	Aaa	543,117

48	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-10A	5.408%	2/10/16	Aaa	48,953

514	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates Series 2005-P10A	4.638%	2/10/15	Aaa	516,577

138	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2007-10A	5.459%	2/10/17	Aaa	146,288

2,845	UBS-Barclays Commercial Mortgage Trust 2012-C2	1.006%	5/10/63	Aaa	2,845,107

4,903	Vericrest Opportunity Loan Transferee, Series 2014-NPL8	3.375%	10/26/54	N/R	4,892,871

3,393	Vornado DP LLC Commercial Mortgage Credit Tenant Lease Series 2010-VNO	2.970%	9/13/28	AAA	3,513,172

282	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.253%	6/15/20	Aaa	287,368

5,143	Walter Investment Management Company Capital Trust, Series 2012-AA	4.549%	10/16/50	BBB	5,197,892

514	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2007-2	5.750%	3/25/37	Caa2	495,343

990	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.617%	10/25/36	Caa2	930,785

23	Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	2.610%	3/25/35	BBB–	23,037

845	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	1.988%	3/15/44	Aaa	847,784

886	WF-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2	2.501%	2/15/44	Aaa	891,010
$459,868	Total Asset-Backed and Mortgage-Backed Securities (cost $461,075,812)				462,285,031

Principal Amount (000) (6)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.3%

	Mexico – 0.3%

495 MXN	Mexico Bonos de DeSarrollo	6.250%	6/16/16	A	$3,480,482
	Total Sovereign Debt (cost $3,767,713)				3,480,482
	Total Long-Term Investments (cost $984,474,678)				984,246,945

84	Nuveen Investments

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 5.2%

	Money Market Funds – 5.2%

52,559,944	Mount Vernon Securities Lending Trust Prime Portfolio, (8)	0.272% (7)	$52,559,944
	Total Investments Purchased with Collateral from Securities Lending (cost $52,559,944)		52,559,944

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 2.9%

	Money Market Funds – 2.9%
29,888,962	First American Treasury Obligations Fund, Class Z	0.000% (7)	$29,888,962
	Total Short-Term Investments (cost $29,888,962)		29,888,962
	Total Investments (cost $1,066,923,584) – 104.6%		1,066,695,851
	Other Assets Less Liabilities – (4.6)% (9)		(46,437,181)
	Net Assets – 100%		$1,020,258,670

Investments in Derivatives as of December 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan*	$10,000,000	Receive	3-Month USD-LIBOR-BBA	2.739%	Semi-Annually	11/21/23	$(464,832)	$(465,258)
*	Citigroup is the clearing house for this transaction.

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(828)	3/15	$(98,473,782)	$(35,348)
U.S. Treasury 10-Year Note	Short	(102)	3/15	(12,933,281)	(62,277)
				$(111,407,063)	$(97,625)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $50,954,453.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

N/A	Not applicable.

I/O	Interest only security.

REIT	Real Estate Investment Trust.

MXN	Mexican Peso

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

Nuveen Investments	85

Statement of

Assets and Liabilities	December 31, 2014 (Unaudited)

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Assets
Long-term investments, at value (cost $268,885,727, $546,468,878, $352,935,532, $80,031,859 and $984,474,678, respectively)	$276,536,113	$570,827,187	$351,850,068	$81,834,445	$984,246,945
Investments purchased with collateral from securities lending, at value (cost approximates value)	24,149,383	79,490,528	8,572,060	3,010,446	52,559,944
Short-term investments, at value (cost approximates value)	6,284,625	11,135,359	2,115,799	322,389	29,888,962
Cash denominated in foreign currencies (cost $—, $—, $—, $— and $422, respectively)	—	—	—	—	305
Cash	—	180	—	—	119,413
Cash collateral at brokers(1)	157,193	—	221,929	44,000	944,742
Interest rate swaps premiums paid	391	476	380	—	427
Unrealized appreciation on forward foreign currency exchange contracts, net	—	766,043	—	—	—
Receivable for:
Dividends	—	—	14,684	—	—
Due from broker	3,482	17,842	1,750	403	11,081
Interest	2,053,271	5,782,153	1,590,410	353,498	5,189,136
Investments sold	51,720	44,167	—	5,036	70,363
Reclaims	—	31,127	—	—	—
Shares sold	409,064	592,876	925,064	149,160	3,074,438
Variation margin on futures contracts	43,876	2,531	40,106	7,469	—
Variation margin on swap contracts	225,547	1,617,230	157,883	—	451,093
Other assets	38,285	51,429	38,743	27,534	93,702
Total assets	309,952,950	670,359,128	365,528,876	85,754,380	1,076,650,551
Liabilities
Cash overdraft	10,294	—	5,990	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts, net	—	18,575	—	—	—
Interest rate swaps	—	20,603	—	—	—
Payable for:
Collateral from securities lending program	24,149,383	79,490,528	8,572,060	3,010,446	52,559,944
Dividends	425,360	1,092,259	293,406	77,073	1,035,309
Due to broker	—	32,542	—	—	—
Investments purchased	—	11,199,577	—	—	—
Shares redeemed	240,365	343,409	672,238	230,401	2,037,599
Variation margin on futures contracts	102,719	113,133	87,812	12,797	151,688
Accrued expenses:
Management fees	98,314	184,418	96,347	20,324	315,964
Directors fees	17,213	24,975	11,956	600	33,495
12b-1 distribution and service fees	4,149	23,871	13,002	2,455	55,528
Other	92,081	252,812	176,281	56,422	202,354
Total liabilities	25,139,878	92,796,702	9,929,092	3,410,518	56,391,881
Net assets	$284,813,072	$577,562,426	$355,599,784	$82,343,862	$1,020,258,670

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

86	Nuveen Investments

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Class A Shares
Net assets	$16,019,267	$71,067,933	$30,548,995	$8,673,541	$111,675,079
Shares outstanding	1,573,650	6,192,972	2,795,156	980,776	11,257,094
Net asset value (“NAV”) per share	$10.18	$11.48	$10.93	$8.84	$9.92
Offering price per share (NAV per share plus maximum sales charge of 3.00%, 4.25%, 4.25%, 3.00% and 2.25%, respectively, of offering price)	$10.49	$11.99	$11.42	$9.11	$10.15
Class C Shares
Net assets	$984,477	$9,804,591	$6,098,641	$650,312	$36,525,310
Shares outstanding	97,069	858,670	560,562	73,408	3,670,548
NAV and offering price per share	$10.14	$11.42	$10.88	$8.86	$9.95
Class R3 Shares
Net assets	$—	$1,480,256	$3,590,074	$136,678	$778,713
Shares outstanding	—	128,504	329,919	15,463	78,326
NAV and offering price per share	$—	$11.52	$10.88	$8.84	$9.94
Class I Shares
Net assets	$267,809,328	$495,209,646	$315,362,074	$72,883,331	$871,279,568
Shares outstanding	26,407,909	43,213,745	28,632,078	8,234,049	87,771,207
NAV and offering price per share	$10.14	$11.46	$11.01	$8.85	$9.93
Net assets consist of:
Capital paid-in	$276,878,697	$555,582,326	$358,450,754	$87,294,813	$1,039,314,009
Undistributed (Over-distribution of) net investment income	(49,088)	(22,692)	(1,187,571)	(125,450)	(2,179,009)
Accumulated net realized gain (loss)	69,468	(1,043,566)	(883,510)	(6,653,295)	(16,085,556)
Net unrealized appreciation (depreciation)	7,913,995	23,046,358	(779,889)	1,827,794	(790,774)
Net assets	$284,813,072	$577,562,426	$355,599,784	$82,343,862	$1,020,258,670
Authorized shares – per class	2 billion	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

Nuveen Investments	87

Statement of

Operations	Six Months Ended December 31, 2014 (Unaudited)

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Investment Income
Dividend income	$—	$423,811	$62,045	$—	$—
Interest income	5,196,648	13,022,131	1,784,680	885,560	11,508,643
Securities lending income, net	28,076	86,455	39,938	4,846	83,179
Total investment income	5,224,724	13,532,397	1,886,663	890,406	11,591,822
Expenses
Management fees	746,790	1,353,084	755,806	217,738	2,005,947
12b-1 service fees – Class A Shares	19,143	87,304	34,050	11,523	141,612
12b-1 distribution and service fees – Class C Shares	2,669	41,395	32,659	3,184	193,695
12b-1 distribution and service fees – Class R3 Shares	—	2,475	9,090	355	2,017
Shareholder servicing agent fees	71,148	170,455	249,766	48,649	161,976
Custodian fees	47,752	88,529	49,308	28,461	133,413
Directors fees	6,040	10,354	6,478	1,898	18,192
Professional fees	32,622	41,513	30,846	22,675	56,253
Shareholder reporting expenses	11,648	36,900	18,686	6,347	35,590
Federal and state registration fees	21,199	29,317	29,010	25,057	48,358
Other expenses	8,293	11,676	5,782	4,203	17,106
Total expenses before fee waiver/expense reimbursement	967,304	1,873,002	1,221,481	370,090	2,814,159
Fee waiver/expense reimbursement	(84,240)	(216,626)	(98,982)	(77,077)	(63,350)
Net expenses	883,064	1,656,376	1,122,499	293,013	2,750,809
Net investment income (loss)	4,341,660	11,876,021	764,164	597,393	8,841,013
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	3,131,720	2,819,461	413,503	51,395	(914,799)
Forward foreign currency exchange contracts	—	714,177	—	—	—
Futures contracts	34,448	(1,941,463)	(50,670)	22,897	(1,098,180)
Swaps	(62,602)	(902,729)	(43,828)	—	(471,244)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(3,427,370)	(13,180,201)	(8,435,294)	216,287	(10,087,766)
Forward foreign currency exchange contracts	—	616,922	—	—	—
Futures contracts	449,010	(461,648)	401,853	34,344	(260,856)
Swaps	(131,627)	(985,486)	(92,132)	—	(263,273)
Net realized and unrealized gain (loss)	(6,421)	(13,320,967)	(7,806,568)	324,923	(13,096,118)
Net increase (decrease) in net assets from operations	$4,335,239	$(1,444,946)	$(7,042,404)	$922,316	$(4,255,105)

See accompanying notes to financial statements.

88	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Core Bond		Core Plus Bond
	Six Months Ended 12/31/14	Year Ended 6/30/14	Six Months Ended 12/31/14	Year Ended 6/30/14
Operations
Net investment income (loss)	$4,341,660	$10,490,219	$11,876,021	$25,578,836
Net realized gain (loss) from:
Investments and foreign currency	3,131,720	3,385,759	2,819,461	6,806,719
Forward foreign currency exchange contracts	—	—	714,177	103,381
Futures contracts	34,448	(775,499)	(1,941,463)	(496,311)
Swaps	(62,602)	(62,559)	(902,729)	721,814
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(3,427,370)	10,344,536	(13,180,201)	21,087,506
Forward foreign currency exchange contracts	—	—	616,922	297,828
Futures contracts	449,010	358,068	(461,648)	(2,134,542)
Swaps	(131,627)	(101,180)	(985,486)	(2,811,918)
Net increase (decrease) in net assets from operations	4,335,239	23,639,344	(1,444,946)	49,153,313
Distributions to Shareholders
From net investment income:
Class A	(210,053)	(341,348)	(1,304,169)	(2,697,373)
Class C	(5,291)	(6,259)	(123,055)	(136,575)
Class R3	—	—	(17,460)	(13,845)
Class I	(4,577,316)	(9,301,012)	(10,134,471)	(21,420,472)
From accumulated net realized gains:
Class A	(263,673)	(219,231)	(107,721)	(1,118,477)
Class C	(13,719)	(6,208)	(14,759)	(67,202)
Class R3	—	—	(2,022)	(5,884)
Class I	(4,644,858)	(5,526,774)	(758,094)	(8,524,192)
Return of capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(9,714,910)	(15,400,832)	(12,461,751)	(33,984,020)
Fund Share Transactions
Proceeds from sale of shares	17,583,581	46,333,424	55,195,989	91,376,742
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,476,722	6,083,753	5,489,672	15,157,788
	22,060,303	52,417,177	60,685,661	106,534,530
Cost of shares redeemed	(77,140,292)	(215,387,498)	(61,239,174)	(203,206,721)
Net increase (decrease) in net assets from Fund share transactions	(55,079,989)	(162,970,321)	(553,513)	(96,672,191)
Net increase (decrease) in net assets	(60,459,660)	(154,731,809)	(14,460,210)	(81,502,898)
Net assets at the beginning of period	345,272,732	500,004,541	592,022,636	673,525,534
Net assets at the end of period	$284,813,072	$345,272,732	$577,562,426	$592,022,636
Undistributed (Over-distribution of) net investment income at the end of period	$(49,088)	$401,912	$(22,692)	$(319,558)

See accompanying notes to financial statements.

Nuveen Investments	89

Statement of Changes in Net Assets (Unaudited) (continued)

	Inflation Protected Securities		Intermediate Government Bond
	Six Months Ended 12/31/14	Year Ended 6/30/14	Six Months Ended 12/31/14	Year Ended 6/30/14
Operations
Net investment income (loss)	$764,164	$5,529,696	$597,393	$1,105,481
Net realized gain (loss) from:
Investments and foreign currency	413,503	(636,355)	51,395	(291,574)
Forward foreign currency exchange contracts	—	1,649	—	—
Futures contracts	(50,670)	342,380	22,897	63,635
Swaps	(43,828)	(43,799)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(8,435,294)	10,327,354	216,287	616,311
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	401,853	(80,142)	34,344	(39,323)
Swaps	(92,132)	(70,939)	—	—
Net increase (decrease) in net assets from operations	(7,042,404)	15,369,844	922,316	1,454,530
Distributions to Shareholders
From net investment income:
Class A	(245,746)	(154,907)	(48,749)	(138,721)
Class C	(35,350)	(17,999)	(1,001)	(4,636)
Class R3	(28,362)	(7,015)	(560)	(1,450)
Class I	(3,335,145)	(3,179,552)	(547,034)	(971,041)
From accumulated net realized gains:
Class A	—	(325,704)	—	—
Class C	—	(141,506)	—	—
Class R3	—	(9,071)	—	—
Class I	—	(5,369,832)	—	—
Return of capital:
Class A	—	—	—	(9,999)
Class C	—	—	—	(793)
Class R3	—	—	—	(131)
Class I	—	—	—	(60,271)
Decrease in net assets from distributions to shareholders	(3,644,603)	(9,205,586)	(597,344)	(1,187,042)
Fund Share Transactions
Proceeds from sale of shares	60,632,518	158,672,789	15,759,341	53,702,453
Proceeds from shares issued to shareholders due to reinvestment of distributions	865,132	2,098,537	75,478	322,556
	61,497,650	160,771,326	15,834,819	54,025,009
Cost of shares redeemed	(51,103,635)	(187,476,368)	(30,398,959)	(22,292,736)
Net increase (decrease) in net assets from Fund share transactions	10,394,015	(26,705,042)	(14,564,140)	31,732,273
Net increase (decrease) in net assets	(292,992)	(20,540,784)	(14,239,168)	31,999,761
Net assets at the beginning of period	355,892,776	376,433,560	96,583,030	64,583,269
Net assets at the end of period	$355,599,784	$355,892,776	$82,343,862	$96,583,030
Undistributed (Over-distribution of) net investment income at the end of period	$(1,187,571)	$1,692,868	$(125,450)	$(125,499)

See accompanying notes to financial statements.

90	Nuveen Investments

	Short Term Bond
	Six Months Ended 12/31/14	Year Ended 6/30/14
Operations
Net investment income (loss)	$8,841,013	$19,598,926
Net realized gain (loss) from:
Investments and foreign currency	(914,799)	3,463,619
Forward foreign currency exchange contracts	—	1,275
Futures contracts	(1,098,180)	(95,888)
Swaps	(471,244)	157,088
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(10,087,766)	6,064,861
Forward foreign currency exchange contracts	—	—
Futures contracts	(260,856)	(2,053,693)
Swaps	(263,273)	(357,445)
Net increase (decrease) in net assets from operations	(4,255,105)	26,778,743
Distributions to Shareholders
From net investment income:
Class A	(899,066)	(2,293,445)
Class C	(157,519)	(483,118)
Class R3	(5,222)	(13,089)
Class I	(8,198,649)	(16,617,287)
From accumulated net realized gains:
Class A	—	—
Class C	—	—
Class R3	—	—
Class I	—	—
Return of capital:
Class A	—	—
Class C	—	—
Class R3	—	—
Class I	—	—
Decrease in net assets from distributions to shareholders	(9,260,456)	(19,406,939)
Fund Share Transactions
Proceeds from sale of shares	180,938,326	543,355,445
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,355,757	5,494,886
	183,294,083	548,850,331
Cost of shares redeemed	(221,400,623)	(391,092,749)
Net increase (decrease) in net assets from Fund share transactions	(38,106,540)	157,757,582
Net increase (decrease) in net assets	(51,622,101)	165,129,386
Net assets at the beginning of period	1,071,880,771	906,751,385
Net assets at the end of period	$1,020,258,670	$1,071,880,771
Undistributed (Over-distribution of) net investment income at the end of period	$(2,179,009)	$(1,759,566)

See accompanying notes to financial statements.

Nuveen Investments	91

Financial

Highlights (Unaudited)

Core Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/95)
2015(f)	$10.36	$0.13	$— *	$0.13	$(0.14)	$(0.17)	$(0.31)	$10.18
2014	10.13	0.24	0.35	0.59	(0.22)	(0.14)	(0.36)	10.36
2013	10.67	0.18	(0.20)	(0.02)	(0.18)	(0.34)	(0.52)	10.13
2012	10.47	0.29	0.23	0.52	(0.30)	(0.02)	(0.32)	10.67
2011	10.33	0.33	0.14	0.47	(0.33)	—	(0.33)	10.47
2010	9.47	0.42	0.86	1.28	(0.42)	—	(0.42)	10.33
Class C (1/11)
2015(f)	10.32	0.09	— *	0.09	(0.10)	(0.17)	(0.27)	10.14
2014	10.08	0.16	0.36	0.52	(0.14)	(0.14)	(0.28)	10.32
2013	10.62	0.09	(0.19)	(0.10)	(0.09)	(0.35)	(0.44)	10.08
2012	10.44	0.19	0.22	0.41	(0.22)	(0.01)	(0.23)	10.62
2011(d)	10.37	0.12	0.06	0.18	(0.11)	—	(0.11)	10.44
Class I (1/93)
2015(f)	10.32	0.14	0.01	0.15	(0.16)	(0.17)	(0.33)	10.14
2014	10.09	0.26	0.22	0.48	(0.11)	(0.14)	(0.25)	10.32
2013	10.63	0.20	(0.20)	—	(0.21)	(0.33)	(0.54)	10.09
2012	10.43	0.30	0.23	0.53	(0.32)	(0.01)	(0.33)	10.63
2011	10.29	0.35	0.14	0.49	(0.35)	—	(0.35)	10.43
2010	9.43	0.43	0.86	1.29	(0.43)	—	(0.43)	10.29

92	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.28%	$16,019	0.83	%**	2.39	%**	0.78	%**	2.44	%**	16%
5.94	14,857	0.81		2.29		0.78		2.32		49
(0.38)	18,331	0.79		1.63		0.78		1.65		85
4.93	21,262	0.95		2.61		0.85		2.70		75
4.70	22,502	0.94		3.10		0.85		3.20		58
13.64	26,341	1.01		3.96		0.85		4.12		58

0.84	984	1.60	**	1.67	**	1.53	**	1.74	**	16
5.24	514	1.56		1.54		1.53		1.57		49
(1.17)	585	1.54		0.87		1.53		0.88		85
3.97	1,568	1.69		1.79		1.67		1.81		75
1.76	1,152	1.79	**	2.46	**	1.70	**	2.56	**	58

1.42	267,809	0.58	**	2.63	**	0.53	**	2.68	**	16
6.21	329,901	0.56		2.53		0.53		2.56		49
(0.16)	481,088	0.54		1.88		0.53		1.89		85
5.18	621,066	0.70		2.85		0.68		2.87		75
4.76	657,129	0.74		3.30		0.70		3.35		58
13.87	734,924	0.76		4.22		0.70		4.28		58

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period January 18, 2011 (commencement of operations) through June 30, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2014.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	93

Financial Highlights (Unaudited) (continued)

Core Plus Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2015(f)	$11.75	$0.23	$(0.26)	$(0.03)	$(0.22)	$(0.02)	$(0.24)	$11.48
2014	11.46	0.46	0.45	0.91	(0.43)	(0.19)	(0.62)	11.75
2013	11.64	0.41	(0.12)	0.29	(0.42)	(0.05)	(0.47)	11.46
2012	11.44	0.41	0.21	0.62	(0.42)	—	(0.42)	11.64
2011	11.22	0.43	0.21	0.64	(0.42)	—	(0.42)	11.44
2010	10.04	0.51	1.18	1.69	(0.51)	—	(0.51)	11.22
Class C (2/99)
2015(f)	11.69	0.18	(0.26)	(0.08)	(0.17)	(0.02)	(0.19)	11.42
2014	11.40	0.37	0.45	0.82	(0.34)	(0.19)	(0.53)	11.69
2013	11.59	0.32	(0.12)	0.20	(0.34)	(0.05)	(0.39)	11.40
2012	11.40	0.32	0.21	0.53	(0.34)	—	(0.34)	11.59
2011	11.18	0.34	0.21	0.55	(0.33)	—	(0.33)	11.40
2010	10.00	0.42	1.19	1.61	(0.43)	—	(0.43)	11.18
Class R3 (9/01)
2015(f)	11.80	0.21	(0.26)	(0.05)	(0.21)	(0.02)	(0.23)	11.52
2014	11.51	0.43	0.46	0.89	(0.41)	(0.19)	(0.60)	11.80
2013	11.70	0.38	(0.12)	0.26	(0.40)	(0.05)	(0.45)	11.51
2012	11.50	0.38	0.22	0.60	(0.40)	—	(0.40)	11.70
2011	11.27	0.40	0.22	0.62	(0.39)	—	(0.39)	11.50
2010	10.09	0.48	1.19	1.67	(0.49)	—	(0.49)	11.27
Class I (2/94)
2015(f)	11.74	0.24	(0.27)	(0.03)	(0.23)	(0.02)	(0.25)	11.46
2014	11.44	0.49	0.46	0.95	(0.46)	(0.19)	(0.65)	11.74
2013	11.64	0.44	(0.14)	0.30	(0.45)	(0.05)	(0.50)	11.44
2012	11.44	0.44	0.21	0.65	(0.45)	—	(0.45)	11.64
2011	11.21	0.46	0.22	0.68	(0.45)	—	(0.45)	11.44
2010	10.03	0.54	1.18	1.72	(0.54)	—	(0.54)	11.21

94	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)(e)

(0.29)%	$71,068	0.84	%*	3.77	%*	0.77	%*	3.84	%*	20%
8.23	68,728	0.84		3.89		0.77		3.97		50
2.40	79,740	0.81		3.42		0.77		3.46		46
5.52	83,264	0.97		3.51		0.93		3.55		98
5.73	85,980	0.99		3.72		0.94		3.77		91
17.11	93,374	1.02		4.58		0.95		4.65		83

(0.68)	9,805	1.59	*	3.03	*	1.52	*	3.10	*	20
7.43	7,696	1.59		3.13		1.52		3.20		50
1.59	4,200	1.56		2.67		1.52		2.71		46
4.68	4,603	1.72		2.76		1.67		2.80		98
4.97	3,711	1.74		2.97		1.69		3.02		91
16.32	3,796	1.77		3.84		1.70		3.91		83

(0.48)	1,480	1.10	*	3.54	*	1.02	*	3.61	*	20
7.97	638	1.10		3.65		1.02		3.73		50
2.11	350	1.06		3.18		1.02		3.22		46
5.27	313	1.22		3.24		1.18		3.27		98
5.54	380	1.23		3.47		1.19		3.52		91
16.74	379	1.27		4.35		1.20		4.42		83

(0.25)	495,210	0.59	*	4.02	*	0.52	*	4.09	*	20
8.64	514,961	0.60		4.17		0.52		4.24		50
2.52	588,627	0.56		3.67		0.52		3.71		46
5.79	718,505	0.72		3.76		0.68		3.80		98
6.09	925,541	0.74		3.97		0.69		4.02		91
17.42	1,179,453	0.77		4.86		0.70		4.93		83

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For fiscal years beginning after June 30, 2011, the Fund will no longer exclude dollar roll transactions, where applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial Highlights (Unaudited) (continued)

Inflation Protected Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/04)
2015(e)	$11.26	$0.01	$(0.24)	$(0.23)	$(0.10)	$—	$(0.10)	$10.93
2014	11.08	0.15	0.32	0.47	(0.09)	(0.20)	(0.29)	11.26
2013	11.80	0.07	(0.66)	(0.59)	(0.13)	—	(0.13)	11.08
2012	10.94	0.23	1.01	1.24	(0.38)	—	(0.38)	11.80
2011	10.33	0.35	0.40	0.75	(0.14)	—	(0.14)	10.94
2010	9.59	0.28	0.73	1.01	(0.27)	—	(0.27)	10.33
Class C (10/04)
2015(e)	11.21	(0.03)	(0.24)	(0.27)	(0.06)	—	(0.06)	10.88
2014	11.03	0.06	0.35	0.41	(0.03)	(0.20)	(0.23)	11.21
2013	11.72	(0.03)	(0.60)	(0.63)	(0.06)	—	(0.06)	11.03
2012	10.84	0.14	1.00	1.14	(0.26)	—	(0.26)	11.72
2011	10.24	0.26	0.41	0.67	(0.07)	—	(0.07)	10.84
2010	9.53	0.18	0.75	0.93	(0.22)	—	(0.22)	10.24
Class R3 (10/04)
2015(e)	11.21	— *	(0.24)	(0.24)	(0.09)	—	(0.09)	10.88
2014	11.05	0.29	0.14	0.43	(0.07)	(0.20)	(0.27)	11.21
2013	11.74	0.04	(0.62)	(0.58)	(0.11)	—	(0.11)	11.05
2012	10.84	0.22	0.97	1.19	(0.29)	—	(0.29)	11.74
2011	10.31	0.11	0.54	0.65	(0.12)	—	(0.12)	10.84
2010	9.58	0.26	0.72	0.98	(0.25)	—	(0.25)	10.31
Class I (10/04)
2015(e)	11.35	0.03	(0.25)	(0.22)	(0.12)	—	(0.12)	11.01
2014	11.14	0.19	0.33	0.52	(0.11)	(0.20)	(0.31)	11.35
2013	11.81	0.09	(0.61)	(0.52)	(0.15)	—	(0.15)	11.14
2012	10.96	0.25	1.01	1.26	(0.41)	—	(0.41)	11.81
2011	10.34	0.40	0.38	0.78	(0.16)	—	(0.16)	10.96
2010	9.59	0.33	0.71	1.04	(0.29)	—	(0.29)	10.34

96	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(2.03)%	$30,549	0.89	%**	0.05	%**	0.83	%**	0.12	%**	18%
4.35	24,020	0.86		1.30		0.83		1.33		48
(5.07)	21,949	0.81		0.56		0.81		0.56		52
11.44	19,330	1.00		1.81		0.84		1.97		47
7.30	12,080	1.09		3.05		0.85		3.30		45
10.62	7,894	1.15		2.46		0.84		2.77		72

(2.42)	6,099	1.64	**	(0.54	)**	1.58	**	(0.48	)**	18
3.76	6,954	1.61		0.50		1.58		0.52		48
(5.39)	9,761	1.56		(0.25)		1.56		(0.25)		52
10.62	9,703	1.75		1.05		1.59		1.21		47
6.59	8,043	1.84		2.19		1.60		2.44		45
9.76	6,673	1.91		1.47		1.60		1.78		72

(2.18)	3,590	1.14	**	(0.12	)**	1.08	**	(0.06	)**	18
3.97	3,447	1.13		2.63		1.08		2.68		48
(5.02)	519	1.06		0.32		1.06		0.32		52
11.10	173	1.25		1.72		1.09		1.88		47
6.31	33	1.38		0.78		1.10		1.05		45
10.32	1,332	1.40		2.33		1.09		2.64		72

(1.98)	315,362	0.64	**	0.42	**	0.58	**	0.48	**	18
4.82	321,472	0.61		1.65		0.58		1.68		48
(4.46)	344,204	0.56		0.77		0.56		0.77		52
11.62	321,386	0.75		1.99		0.59		2.15		47
7.62	255,183	0.84		3.49		0.60		3.74		45
10.92	156,983	0.90		2.96		0.59		3.27		72

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2014.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	97

Financial Highlights (Unaudited) (continued)

Intermediate Government Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital		Total	Ending NAV
Class A (10/02)
2015(f)	$8.81	$0.05	$0.03	$0.08	$(0.05)	$—	$—		$(0.05)	$8.84
2014	8.79	0.11	0.03	0.14	(0.11)	—	(0.01)		(0.12)	8.81
2013	9.02	0.14	(0.20)	(0.06)	(0.17)	—	—		(0.17)	8.79
2012	8.84	0.18	0.19	0.37	(0.19)	—	—		(0.19)	9.02
2011	8.77	0.20	0.07	0.27	(0.20)	—	—		(0.20)	8.84
2010	8.67	0.20	0.27	0.47	(0.20)	(0.17)	—	*	(0.37)	8.77
Class C (10/09)
2015(f)	8.83	0.01	0.03	0.04	(0.01)	—	—		(0.01)	8.86
2014	8.80	0.05	0.04	0.09	(0.05)	—	(0.01)		(0.06)	8.83
2013	9.03	0.07	(0.21)	(0.14)	(0.09)	—	—		(0.09)	8.80
2012	8.85	0.10	0.20	0.30	(0.12)	—	—		(0.12)	9.03
2011	8.77	0.12	0.08	0.20	(0.12)	—	—		(0.12)	8.85
2010(d)	8.76	0.09	0.17	0.26	(0.08)	(0.17)	—	*	(0.25)	8.77
Class R3 (10/09)
2015(f)	8.81	0.04	0.03	0.07	(0.04)	—	—		(0.04)	8.84
2014	8.78	0.09	0.04	0.13	(0.09)	—	(0.01)		(0.10)	8.81
2013	9.01	0.12	(0.21)	(0.09)	(0.14)	—	—		(0.14)	8.78
2012	8.84	0.15	0.18	0.33	(0.16)	—	—		(0.16)	9.01
2011	8.77	0.16	0.08	0.24	(0.17)	—	—		(0.17)	8.84
2010(d)	8.76	0.09	0.20	0.29	(0.11)	(0.17)	—	*	(0.28)	8.77
Class I (10/02)
2015(f)	8.82	0.06	0.03	0.09	(0.06)	—	—		(0.06)	8.85
2014	8.80	0.13	0.04	0.17	(0.14)	—	(0.01)		(0.15)	8.82
2013	9.03	0.16	(0.21)	(0.05)	(0.18)	—	—		(0.18)	8.80
2012	8.84	0.19	0.21	0.40	(0.21)	—	—		(0.21)	9.03
2011	8.77	0.21	0.07	0.28	(0.21)	—	—		(0.21)	8.84
2010	8.67	0.21	0.27	0.48	(0.21)	(0.17)	—	*	(0.38)	8.77

98	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.88%	$8,674	1.02	%**	0.91	%**	0.85	%**	1.08	%**	27%
1.65	9,621	1.01		1.14		0.85		1.30		31
(0.74)	11,034	1.01		1.41		0.85		1.57		55
4.24	12,735	1.11		1.65		0.77		1.99		72
3.10	14,086	1.10		1.85		0.73		2.22		58
5.50	19,003	1.19		1.89		0.75		2.33		105

0.50	650	1.77	**	0.16	**	1.60	**	0.33	**	27
0.98	639	1.76		0.40		1.60		0.56		31
(1.53)	1,090	1.76		0.66		1.60		0.82		55
3.35	1,438	1.86		0.90		1.60		1.16		72
2.32	1,417	1.89		1.05		1.58		1.37		58
3.00	1,940	1.94	**	1.16	**	1.60	**	1.50	**	105

0.74	137	1.27	**	0.66	**	1.10	**	0.83	**	27
1.49	137	1.26		0.89		1.10		1.05		31
(1.00)	168	1.26		1.17		1.10		1.32		55
3.79	214	1.36		1.39		1.10		1.66		72
2.75	473	1.39		1.56		1.08		1.87		58
3.34	652	1.44	**	1.44	**	1.10	**	1.78	**	105

1.01	72,883	0.77	**	1.16	**	0.60	**	1.32	**	27
1.90	86,186	0.76		1.36		0.60		1.52		31
(0.53)	52,291	0.76		1.67		0.60		1.83		55
4.50	70,060	0.86		1.90		0.60		2.16		72
3.25	98,960	0.89		2.05		0.58		2.36		58
5.66	152,088	0.94		2.05		0.60		2.39		105

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2014.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	99

Financial Highlights (Unaudited) (continued)

Short Term Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2015(g)	$10.05	$0.08	$(0.13)	$(0.05)	$(0.08)	$—	$(0.08)	$9.92
2014	9.97	0.19	0.08	0.27	(0.19)	—	(0.19)	10.05
2013	9.95	0.20	0.03	0.23	(0.21)	—	(0.21)	9.97
2012	10.06	0.24	(0.10)	0.14	(0.25)	—	(0.25)	9.95
2011	9.98	0.24	0.06	0.30	(0.22)	—	(0.22)	10.06
2010	9.66	0.31	0.34	0.65	(0.33)	—	(0.33)	9.98
Class C (10/09)
2015(g)	10.08	0.04	(0.13)	(0.09)	(0.04)	—	(0.04)	9.95
2014	10.00	0.11	0.08	0.19	(0.11)	—	(0.11)	10.08
2013	9.97	0.12	0.04	0.16	(0.13)	—	(0.13)	10.00
2012	10.09	0.16	(0.11)	0.05	(0.17)	—	(0.17)	9.97
2011	10.00	0.15	0.07	0.22	(0.13)	—	(0.13)	10.09
2010(d)	9.95	0.13	0.06	0.19	(0.14)	—	(0.14)	10.00
Class R3 (9/11)
2015(g)	10.07	0.06	(0.12)	(0.06)	(0.07)	—	(0.07)	9.94
2014	9.99	0.16	0.08	0.24	(0.16)	—	(0.16)	10.07
2013	9.96	0.17	0.04	0.21	(0.18)	—	(0.18)	9.99
2012(e)	9.85	0.16	0.13	0.29	(0.18)	—	(0.18)	9.96
Class I (2/94)
2015(g)	10.06	0.09	(0.13)	(0.04)	(0.09)	—	(0.09)	9.93
2014	9.98	0.21	0.08	0.29	(0.21)	—	(0.21)	10.06
2013	9.95	0.22	0.04	0.26	(0.23)	—	(0.23)	9.98
2012	10.07	0.26	(0.11)	0.15	(0.27)	—	(0.27)	9.95
2011	9.99	0.25	0.06	0.31	(0.23)	—	(0.23)	10.07
2010	9.67	0.32	0.34	0.66	(0.34)	—	(0.34)	9.99

100	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(0.50)%	$111,675	0.72	%*	1.48	%*	0.71	%*	1.50	%*	18%
2.69	116,365	0.73		1.84		0.71		1.86		43
2.30	141,099	0.73		1.96		0.71		1.99		42
1.42	112,851	0.82		2.33		0.73		2.42		56
3.00	80,927	0.87		2.22		0.73		2.37		58
6.77	87,631	1.04		2.88		0.75		3.17		44

(0.88)	36,525	1.47	*	0.73	*	1.46	*	0.75	*	18
1.89	39,347	1.48		1.11		1.46		1.13		43
1.61	44,414	1.48		1.22		1.46		1.24		42
0.50	42,346	1.56		1.56		1.55		1.57		56
2.22	5,101	1.66		1.45		1.58		1.53		58
1.90	3,111	1.79	*	1.76	*	1.60	*	1.95	*	44

(0.65)	779	0.97	*	1.23	*	0.96	*	1.24	*	18
2.38	1,049	0.98		1.59		0.96		1.61		43
2.10	516	0.98		1.71		0.96		1.73		42
2.92	446	1.06	*	2.07	*	1.05	*	2.07	*	56

(0.38)	871,280	0.47	*	1.73	*	0.46	*	1.74	*	18
2.93	915,119	0.48		2.09		0.46		2.11		43
2.65	720,722	0.48		2.22		0.46		2.23		42
1.51	727,242	0.57		2.59		0.55		2.61		56
3.16	741,969	0.67		2.43		0.58		2.52		58
6.92	629,151	0.79		3.07		0.60		3.26		44

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(e)	For the period September 23, 2011 (commencement of operations) through June 30, 2012.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended December 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	101

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Core Bond Fund (“Core Bond”), Nuveen Core Plus Bond Fund (“Core Plus Bond”), Nuveen Inflation Protected Securities Fund (“Inflation Protected Securities”), Nuveen Intermediate Government Bond Fund (“Intermediate Government Bond”) and Nuveen Short Term Bond Fund (“Short Term Bond”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is December 31, 2014, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2014 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Change In Control

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-Adviser. These new agreements were approved by shareholders of each Fund, and went into effect during the current fiscal period.

Investment Objectives and Principal Investment Strategies

Core Bond

Core Bond’s investment objective is to provide investors with current income to the extent consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities, and corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and municipal securities in an amount not to exceed 20% of the Fund’s net assets. Bonds in the Fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments.

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The Fund’s weighted average effective maturity and effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts, interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts that are traded on domestic or foreign securities exchanges, boards of trade, or similar entities and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio, or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative

102	Nuveen Investments

if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Core Plus Bond

Core Plus Bond’s investment objective is to provide investors with high current income consistent with limited risk to capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities and corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and municipal securities in an amount not to exceed 20% of the Fund’s net assets.

Up to 20% of the Fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

Up to 10% of the Fund’s total assets may have non-U.S. dollar currency exposure from non-U.S. dollar denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies).

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The Fund’s weighted average effective maturity and average effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Inflation Protected Securities

Inflation Protected Securities’ investment objective is to provide investors with total return while providing protection against inflation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The Fund’s investments in U.S. Government inflation protected securities will include U.S. Treasury inflation protected securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. Government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected debt securities issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments

Nuveen Investments	103

Notes to Financial Statements (Unaudited) (continued)

will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

Up to 20% of the Fund’s assets may be invested in holdings that are not inflation protected. These holdings may include domestic and foreign corporate debt obligations, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, debt obligations of foreign governments, residential and commercial mortgage-backed securities, asset-backed securities and derivative instruments, as discussed below.

Up to 10% of the Fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The Fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

The Fund may invest up to 20% of its net assets in non-U.S. dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

The Fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between eight and fifteen years and an average effective duration of between four and ten years. The Fund’s weighted average effective maturity and average effective duration are measures of how the Fund may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; interest rate caps, collars, and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Intermediate Government Bond

Intermediate Government Bond’s investment objective is to provide investors with current income to the extent consistent with the preservation of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in U.S. government bonds. U.S. government bonds are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, mortgage-backed securities issued by the Government National Mortgage Association, the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC) and non-mortgage-related obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as FNMA, FHLMC, Federal Farm Credit Banks, the Federal Home Loan Bank System, and the Tennessee Valley Authority, including obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program.

U.S. Treasury obligations and some obligations of U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuing agency or instrumentality.

The Fund may invest up to 20% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. Such securities will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity between three and ten years and an effective duration of between two and one-half and seven years. The Fund’s weighted average effective maturity and effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

To generate additional income, the Fund may invest up to 10% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

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The Fund may utilize the following derivatives: futures contracts; options on futures contracts, swap agreements, including swap agreements on interest rates, security indexes and specific securities and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts that are traded on domestic securities exchanges, boards of trade, or similar entities and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio, or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use derivatives to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Short Term Bond

Short Term Bond’s investment objective is to provide investors with current income while maintaining a high degree of principal stability. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such as U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, and municipal securities.

Up to 20% of the Fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 5% of the Fund’s total assets.

The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

Up to 10% of the Fund’s total assets may have non-U.S. dollar currency exposure from non-U.S. dollar denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies).

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The Fund’s weighted average effective maturity and effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is

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Notes to Financial Statements (Unaudited) (continued)

the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Outstanding when-issued/delayed delivery purchase commitments	$—	$9,419,322	$—	$—	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of the Funds, with the exception of Short Term Bond, of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge. Class A Share purchases of Short Term Bond of $250,000 or more are sold at NAV without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

106	Nuveen Investments

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

The exchange traded funds in which the Funds invest are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the OTC market are valued using an evaluated mean price and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be

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Notes to Financial Statements (Unaudited) (continued)

the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Core Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$127,979,374	$—	$127,979,374
$1,000 Par (or similar) Institutional Preferred	—	5,413,579	—	5,413,579
U.S. Government and Agency Obligations	—	13,669,763	—	13,669,763
Asset-Backed and Mortgage-Backed Securities	—	127,954,397	—	127,954,397
Sovereign Debt	—	1,519,000	—	1,519,000
Investments Purchased with Collateral from Securities Lending	24,149,383	—	—	24,149,383
Short-Term Investments:
Money Market Funds	6,284,625	—	—	6,284,625
Investments in Derivatives:
Interest Rate Swaps**	—	(232,807)	—	(232,807)
Futures Contracts**	496,416	—	—	496,416
Total	$30,930,424	$276,303,306	$—	$307,233,730

Core Plus Bond
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$14,167,766	$—	$—	$14,167,766
Corporate Bonds	—	350,911,783	—	350,911,783
$1,000 Par (or similar) Institutional Preferred	—	31,614,904	—	31,614,904
Municipal Bonds	—	6,396,153	—	6,396,153
Asset-Backed and Mortgage-Backed Securities	—	138,389,149	—	138,389,149
Sovereign Debt	—	29,347,432	—	29,347,432
Investments Purchased with Collateral from Securities Lending	79,490,528	—	—	79,490,528
Short-Term Investments:
Money Market Funds	11,135,359	—	—	11,135,359
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	747,468	—	747,468
Interest Rate Swaps**	—	(1,688,145)	—	(1,688,145)
Futures Contracts**	(360,781)	—	—	(360,781)
Total	$104,432,872	$555,718,744	$—	$660,151,616
*	Refer to the Fund’s Portfolio of Investments for industry, state and country, where applicable, classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

108	Nuveen Investments

Inflation Protected Securities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Exchange-Traded Funds	$792,990	$—	$—	$792,990
Convertible Preferred Securities	319,094	—	—	319,094
$25 Par (or similar) Retail Preferred	275,700	—	—	275,700
Corporate Bonds	—	38,794,580	—	38,794,580
$1,000 Par (or similar) Institutional Preferred	—	254,625	—	254,625
Municipal Bonds	—	2,500,356	—	2,500,356
U.S. Government and Agency Obligations	—	286,624,161	—	286,624,161
Asset-Backed and Mortgage-Backed Securities	—	17,554,954	—	17,554,954
Investment Companies	2,410,350	—	—	2,410,350
Sovereign Debt	—	2,323,258	—	2,323,258
Investments Purchased with Collateral from Securities Lending	8,572,060	—	—	8,572,060
Short-Term Investments:
Money Market Funds	2,115,799	—	—	2,115,799
Investments in Derivatives:
Interest Rate Swaps**	—	(163,071)	—	(163,071)
Futures Contracts**	468,646	—	—	468,646
Total	$14,954,639	$347,888,863	$—	$362,843,502

Intermediate Government Bond
Long-Term Investments*:
Corporate Bonds	$—	$398,369	$—	$398,369
Municipal Bonds	—	3,038,443	—	3,038,443
U.S. Government and Agency Obligations	—	39,760,400	—	39,760,400
Asset-Backed and Mortgage-Backed Securities	—	38,637,233	—	38,637,233
Investments Purchased with Collateral from Securities Lending	3,010,446	—	—	3,010,446
Short-Term Investments:
Money Market Funds	322,389	—	—	322,389
Investments in Derivatives:
Futures Contracts**	25,208	—	—	25,208
Total	$3,358,043	$81,834,445	$—	$85,192,488

Short Term Bond
Long-Term Investments*:
Corporate Bonds	$—	$431,243,058	$—	$431,243,058
Convertible Bonds	—	2,213,726	—	2,213,726
$1,000 Par (or similar) Institutional Preferred	—	12,267,132	—	12,267,132
Municipal Bonds	—	15,839,944	—	15,839,944
U.S. Government and Agency Obligations	—	56,917,572	—	56,917,572
Asset-Backed and Mortgage-Backed Securities	—	462,285,031	—	462,285,031
Sovereign Debt	—	3,480,482	—	3,480,482
Investments Purchased with Collateral from Securities Lending	52,559,944	—	—	52,559,944
Short-Term Investments:
Money Market Funds	29,888,962	—	—	29,888,962
Investments in Derivatives:
Interest Rate Swaps**	—	(465,258)	—	(465,258)
Futures Contracts**	(97,625)	—	—	(97,625)
Total	$82,351,281	$983,781,687	$—	$1,066,132,968
*	Refer to the Fund’s Portfolio of Investments for industry, state and country, where applicable, classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

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Notes to Financial Statements (Unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and investments in derivatives, are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps,’’ respectively, on the Statement of Operations, when applicable.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of “Interest income” on the Statement of Operations, even though investors do not receive their principal until maturity.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The

110	Nuveen Investments

adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the Funds, which are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Core Bond	U.S. Bank National Association	$23,549,506	$(23,549,506)	$—
Core Plus Bond	U.S. Bank National Association	77,517,930	(77,517,930)	—
Inflation Protected Securities	U.S. Bank National Association	8,365,489	(8,365,489)	—
Intermediate Government Bond	U.S. Bank National Association	2,924,132	(2,924,132)	—
Short Term Bond	U.S. Bank National Association	50,954,453	(50,954,453)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund's Portfolio of Investments for details on the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the current fiscal period, were as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Securities lending fees paid	$2,375	$13,973	$1,005	$342	$12,219

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts (“forward contracts”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts (, net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Nuveen Investments	111

Notes to Financial Statements (Unaudited) (continued)

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, Core Plus Bond invested in forward foreign currency exchange contracts to manage foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from its portfolio, or it may take long forward positions in select currencies, in an attempt to benefit from the potential price appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period, was as follows:

Core Plus Bond
Average notional amount of forward foreign currency exchange contracts outstanding*	$40,219,185
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of forward foreign currency exchange contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Plus Bond
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$798,807	Unrealized depreciation on forward foreign currency exchange contracts, net	$60,656
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(32,764)	Unrealized depreciation on forward foreign currency exchange contracts, net	(79,231)
Total			$766,043		$(18,575)

The following table presents the forward foreign currency exchange contracts, which are subject to netting agreements, as well as the collateral delivered to those forward foreign currency exchange contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Core Plus Bond
	Bank of America	$60,656	$(79,231)	$60,656	$(18,575)	$—	$(18,575)
	BNP Paribas	12,546	—	—	12,546	—	12,546
	Citigroup	199,982	(24,379)	(24,379)	175,603	—	175,603
	Goldman Sachs	476,323	(593)	(593)	475,730	—	475,730
	UBS	109,956	(7,792)	(7,792)	102,164	—	102,164
Total		$859,463	$(111,995)	$27,892	$747,468	$—	$747,468
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Core Plus Bond	Foreign currency exchange rate	Forward contracts	$714,177	$616,922

112	Nuveen Investments

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund invested in interest rate futures contracts. The Funds utilized long and/or short U.S. Treasury note and bond futures (also Eurodollar futures in Core Plus Bond) as part of an overall portfolio construction strategy to manage portfolio duration and/or yield curve exposure. For example, to decrease the duration of the portfolio, a short Treasury bond or Treasury note futures position would be acquired.

The average notional amount of futures contracts outstanding during current fiscal period, was as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Average notional amount of futures contracts outstanding*	$100,869,321	$97,269,106	$61,533,704	$14,032,566	$108,839,092
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$455,801	Payable for variation margin on futures contracts*	$52,043
		Receivable for variation margin on futures contracts*	(11,428)	—	—
Total			$444,373		$52,043
Core Plus Bond

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$11,939
		Receivable for variation margin on futures contracts*	(8,553)	Payable for variation margin on futures contracts*	(364,167)
Total			$(8,553)		$(352,228)
Inflation Protected Securities

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$425,312	Payable for variation margin on futures contracts*	$43,334
Intermediate Government Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$13,150	Payable for variation margin on futures contracts*	$12,058
Short Term Bond
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(97,625)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the asset and liability derivative location as described in the table above.

Nuveen Investments	113

Notes to Financial Statements (Unaudited) (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Core Bond	Interest rate	Futures contracts	$34,448	$449,010
Core Plus Bond	Interest rate	Futures contracts	(1,941,463)	(461,648)
Inflation Protected Securities	Interest rate	Futures contracts	(50,670)	401,853
Intermediate Government Bond	Interest rate	Futures contracts	22,897	34,344
Short Term Bond	Interest rate	Futures contracts	(1,098,180)	(260,856)

Interest Rate Swaps

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate a Fund’s variable rate payment obligation on any variable rate borrowing. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For OTC swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, Core Bond, Core Plus Bond, Inflation Protected Securities and Short Term Bond invested in interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period, was as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Short Term Bond
Average notional amount of interest rate swap contracts outstanding*	$5,000,000	$47,000,000	$3,500,000	$10,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/ when there is a credit event by a third party. Generally, a

114	Nuveen Investments

credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, a Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap.

Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Core Plus Bond used high yield credit default swaps to partially hedge its exposure to the high yield market, however this position was removed shortly after the beginning of the period.

The average notional amount of credit default swap contracts outstanding during the current fiscal period, was as follows:

Core Plus Bond
Average notional amount of credit default swap contracts outstanding*	$7,359,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Bond

Interest rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	$(232,807)	—	$—

Core Plus Bond

Interest rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	$(1,667,542)	—	$—

Interest rate	Swaps (OTC)	—	—	Unrealized depreciation on interest rate swaps**	(20,603)

Inflation Protected Securities

Interest rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	$(163,071)	—	$—

Short Term Bond

Interest rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	$(465,258)	—	$—
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and liability derivative location as described in the table above.
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

Nuveen Investments	115

Notes to Financial Statements (Unaudited) (continued)

The following table presents the swap contracts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counter party	Net Exposure
Core Plus Bond
Interest rate swaps	JPMorgan	$—	$(20,603)	$—	$(20,603)	$20,603	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instruments	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Core Bond	Interest rate	Swaps	$(62,602)	$(131,627)
Core Plus Bond
	Credit	Swaps	355,785	269,051
	Interest rate	Swaps	(1,258,514)	(1,254,537)
Total			$(902,729)	$(985,486)
Inflation Protected Securities	Interest rate	Swaps	$(43,828)	$(92,132)
Short Term Bond	Interest rate	Swaps	$(471,244)	$(263,273)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 12/31/2014		Year Ended 6/30/2014
Core Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	276,857	$2,871,218	190,891	$1,930,242
Class C	57,386	588,423	26,748	272,294
Class I	1,377,344	14,123,940	4,357,280	44,130,888
Shares issued to shareholders due to reinvestment of distributions:
Class A	41,579	425,660	50,578	512,778
Class C	1,386	14,086	779	7,842
Class I	395,604	4,036,976	550,784	5,563,133
	2,150,156	22,060,303	5,177,060	52,417,177
Shares redeemed:
Class A	(178,774)	(1,849,398)	(617,258)	(6,266,755)
Class C	(11,562)	(118,664)	(35,731)	(362,204)
Class I	(7,319,636)	(75,172,230)	(20,612,872)	(208,758,539)
	(7,509,972)	(77,140,292)	(21,265,861)	(215,387,498)
Net increase (decrease)	(5,359,816)	$(55,079,989)	(16,088,801)	$(162,970,321)

116	Nuveen Investments

	Six Months Ended 12/31/2014		Year Ended 6/30/2014
Core Plus Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	864,623	$10,046,759	609,904	$7,036,407
Class A – automatic conversion of Class B Shares	—	—	47,844	553,873
Class B – exchanges	—	—	7	67
Class C	278,718	3,217,181	431,928	4,981,210
Class R3	82,949	966,065	28,830	336,916
Class I	3,532,556	40,965,984	6,858,967	78,468,269
Shares issued to shareholders due to reinvestment of distributions:
Class A	109,660	1,272,439	306,398	3,514,717
Class B	—	—	351	3,977
Class C	6,668	76,943	15,202	173,461
Class R3	1,675	19,476	1,703	19,642
Class I	355,709	4,120,814	999,670	11,445,991
	5,232,558	60,685,661	9,300,804	106,534,530
Shares redeemed:
Class A	(629,478)	(7,314,603)	(2,076,986)	(23,905,678)
Class B	—	—	(5,659)	(63,898)
Class B – automatic conversion to Class A Shares	—	—	(48,303)	(553,873)
Class C	(84,960)	(986,114)	(157,423)	(1,798,226)
Class R3	(10,148)	(118,199)	(6,944)	(80,391)
Class I	(4,552,179)	(52,820,258)	(15,417,145)	(176,804,655)
	(5,276,765)	(61,239,174)	(17,712,460)	(203,206,721)
Net increase (decrease)	(44,207)	$(553,513)	(8,411,656)	$(96,672,191)

	Six Months Ended 12/31/2014		Year Ended 6/30/2014
Inflation Protected Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,007,010	$11,172,991	1,516,827	$16,811,833
Class C	37,861	419,792	208,726	2,305,112
Class R3	67,598	747,280	290,561	3,169,921
Class I	4,322,145	48,292,455	12,315,998	136,385,923
Shares issued to shareholders due to reinvestment of distributions:
Class A	19,872	220,217	41,712	453,506
Class C	2,301	25,399	11,112	119,672
Class R3	2,366	26,109	1,423	15,519
Class I	53,127	593,407	137,994	1,509,840
	5,512,280	61,497,650	14,524,353	160,771,326
Shares redeemed:
Class A	(365,103)	(4,053,989)	(1,406,435)	(15,496,008)
Class C	(100,009)	(1,107,564)	(484,536)	(5,299,593)
Class R3	(47,519)	(522,976)	(31,480)	(346,374)
Class I	(4,073,275)	(45,419,106)	(15,024,900)	(166,334,393)
	(4,585,906)	(51,103,635)	(16,947,351)	(187,476,368)
Net increase (decrease)	926,374	$10,394,015	(2,422,998)	$(26,705,042)

Nuveen Investments	117

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 12/31/2014		Year Ended 6/30/2014
Intermediate Government Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	32,567	$287,757	277,799	$2,438,663
Class C	7,443	65,818	17,265	151,807
Class R3	2,615	23,022	3,177	27,910
Class I	1,742,709	15,382,744	5,809,758	51,084,073
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,102	44,982	15,493	136,135
Class C	113	999	612	5,387
Class R3	63	558	177	1,554
Class I	3,281	28,939	20,402	179,480
	1,793,893	15,834,819	6,144,683	54,025,009
Shares redeemed:
Class A	(148,703)	(1,312,212)	(457,023)	(4,011,228)
Class C	(6,484)	(57,342)	(69,410)	(611,389)
Class R3	(2,803)	(24,666)	(6,944)	(60,826)
Class I	(3,282,527)	(29,004,739)	(2,004,053)	(17,609,293)
	(3,440,517)	(30,398,959)	(2,537,430)	(22,292,736)
Net increase (decrease)	(1,646,624)	$(14,564,140)	3,607,253	$31,732,273

	Six Months Ended 12/31/2014		Year Ended 6/30/2014
Short Term Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,748,662	$27,412,940	7,472,773	$74,862,206
Class C	601,592	6,024,428	1,888,144	18,944,511
Class R3	5,988	59,834	59,477	596,805
Class I	14,760,903	147,441,124	44,728,214	448,951,923
Shares issued to shareholders due to reinvestment of distributions:
Class A	78,427	782,766	193,137	1,937,159
Class C	11,050	110,648	34,458	346,546
Class R3	7	70	21	214
Class I	146,381	1,462,273	319,951	3,210,967
	18,353,010	183,294,083	54,696,175	548,850,331
Shares redeemed:
Class A	(3,147,913)	(31,429,855)	(10,236,248)	(102,504,315)
Class C	(845,401)	(8,461,860)	(2,461,089)	(24,744,016)
Class R3	(31,888)	(320,342)	(6,992)	(70,325)
Class I	(18,134,803)	(181,188,566)	(26,289,766)	(263,774,093)
	(22,160,005)	(221,400,623)	(38,994,095)	(391,092,749)
Net increase (decrease)	(3,806,995)	$(38,106,540)	15,702,080	$157,757,582

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the six months ended December 31, 2014, were as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Purchases:
Investment securities	$37,830,276	$71,819,764	$30,086,061	$7,218,030	$238,204,958
U.S. Government and agency obligations	13,616,188	56,287,760	47,247,716	16,396,688	3,776,238
Sales and maturities:
Investment securities	55,874,674	68,182,760	17,873,041	4,154,240	155,529,435
U.S. Government and agency obligations	46,363,748	46,953,358	46,054,221	25,354,043	28,787,008

118	Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of December 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Cost of investments	$299,319,735	$637,094,765	$364,325,396	$83,364,694	$1,066,947,288
Gross unrealized:
Appreciation	$10,106,335	$33,206,380	$7,141,858	$1,971,946	$6,477,759
Depreciation	(2,455,949)	(8,848,071)	(8,929,327)	(169,360)	(6,729,196)
Net unrealized appreciation (depreciation) of investments	$7,650,386	$24,358,309	$(1,787,469)	$1,802,586	$(251,437)

Permanent differences, primarily due to treatment of notional principal contracts, expiration of capital loss carryforwards, distribution reallocations, foreign currency transactions, securities litigation settlements and return of capital distributions resulted in reclassifications among the Funds’ components of net assets as of June 30, 2014, the Funds’ last tax year end, as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Capital paid-in	$—	$—	$—	$(944,433)	$(6,995,542)
Undistributed (Over-distribution of) net investment income	501,109	32,999	(42,906)	71,194	(441,891)
Accumulated net realized gain (loss)	(501,109)	(32,999)	42,906	873,239	7,437,433

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2014, the Funds’ last tax year end, were as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Undistributed net ordinary income[1]	$1,163,889	$1,545,012	$2,081,127	$—	$—
Undistributed net long-term capital gains	2,375,289	884,605	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2014 through June 30, 2014 and paid on July 1, 2014. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2014, was designated for purposes of the dividends paid deduction as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Distributions from net ordinary income[2]	$9,820,374	$26,253,024	$3,390,455	$1,105,481	$19,204,634
Distributions from net long-term capital gains	5,763,177	8,014,634	5,864,404	—	—
Return of capital	—	—	—	71,194	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Nuveen Investments	119

Notes to Financial Statements (Unaudited) (continued)

As of June 30, 2014, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Expiration:
June 30, 2015	$—	$2,446,535	$7,432,482
June 30, 2016	—	164,695	48,855
June 30, 2017	—	3,538,398	1,188,199
June 30, 2018	—	—	4,103,631
Not subject to expiration	21,234	318,828	614,112
Total	$21,234	$6,468,456	$13,387,279

During the Funds’ last tax year ended June 30, 2014, the following Fund utilized its capital loss carryforwards as follows:

Short Term Bond
Utilized capital loss carryforwards	$1,570,933

As of June 30, 2014, the Funds’ last tax year end, the following Funds’ capital loss carryforwards expired as follow:

	Intermediate Government Bond	Short Term Bond
Expired capital loss carryforwards	$873,239	$7,386,527

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Core Bond Fund-Level Fee Rate	Core Plus Bond Fund-Level Fee Rate	Inflation Protected Securities Fund-Level Fee Rate	Intermediate Government Bond Fund-Level Fee Rate	Short Term Bond Fund-Level Fee Rate
For the first $125 million	0.2700%	0.2800%	0.2500%	0.2700%	0.2200%
For the next $125 million	0.2575	0.2675	0.2375	0.2575	0.2075
For the next $250 million	0.2450	0.2550	0.2250	0.2450	0.1950
For the next $500 million	0.2325	0.2425	0.2125	0.2325	0.1825
For the next $1 billion	0.2200	0.2300	0.2000	0.2200	0.1700
For net assets over $2 billion	0.1950	0.2050	0.1750	0.1950	0.1450

120	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2014, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Core Bond	0.2000%
Core Plus Bond	0.2000
Inflation Protected Securities	0.1821
Intermediate Government Bond	0.2000
Short Term Bond	0.1894

The Adviser has contractually agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses, (excluding acquired fund fees and expenses) for the Funds do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Class A Shares	0.78%	0.77%	0.83%	0.85%	0.71%
Class C Shares	1.53	1.52	1.58	1.60	1.46
Class R3 Shares	—	1.02	1.08	1.10	0.96
Class I Shares	0.53	0.52	0.58	0.60	0.46
Expiration Date	October 31, 2016	October 31, 2016	October 31, 2016	October 31, 2016	October 31, 2016

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended December 31, 2014, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Sales charges collected	$4,688	$44,647	$15,363	$746	$107,053
Paid to financial intermediaries	3,605	40,425	13,683	606	104,306

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	121

Notes to Financial Statements (Unaudited) (continued)

During the six months ended December 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Commission advances	$1,370	$41,274	$4,976	$603	$122,196

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
12b-1 fees retained	$515	$25,323	$8,331	$187	$24,328

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2014, as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
CDSC retained	$150	$44	$422	$50	$20,174

8. Subsequent Event

Class R6 Shares

On January 20, 2015, Core Bond, Core Plus Bond, Inflation Protected Securities and Short Term Bond began offering Class R6 Shares as further described in the Funds’ most recent prospectus.

122	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	123

Glossary of Terms

Used in this Report (Unaudited)

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and out-standing par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Intermediate Government Bond Index: An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays U.S. TIPS Index: An unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays 1-3 Year Government/Credit Bond Index: An unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Lipper Core Bond Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Core Bond Plus Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Plus Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

124	Nuveen Investments

Lipper Inflation-Protected Bond Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Inflation-Protected Bond Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Lipper Intermediate U.S. Government Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate U.S. Government Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Short Investment Grade Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the

Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

Nuveen Investments	125

Notes

126	Nuveen Investments

Notes

Nuveen Investments	127

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of December 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FINC-1214D        6258-INV-B02/16

Mutual Funds

Nuveen Income Funds

Semi-Annual Report December 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Global Total Return Bond Fund	NGTAX	NGTCX	NGTRX	NGTIX
Nuveen High Income Bond Fund	FJSIX	FCSIX	FANSX	FJSYX
Nuveen Strategic Income Fund	FCDDX	FCBCX	FABSX	FCBYX
Nuveen U.S. Infrastructure Income Fund	NUSNX	NUSCX	—	NUSIX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $851 billion in assets under management as of December 31, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen is operating as a separate subsidiary within TIAA-CREF’s asset management business.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The story outside the U.S., however, was different. European growth was stagnating and Japan fell into a recession, contributing to the bouts of volatility in their markets. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Compounding these concerns were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Global Total Return Bond Fund

Nuveen High Income Bond Fund

Nuveen Strategic Income Fund

Nuveen U.S. Infrastructure Income Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. In this report, the various portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended December 31, 2014. These management teams include:

Nuveen Global Total Return Bond Fund

Timothy A. Palmer, CFA, and Steven S. Lee, CFA, have managed the Fund since its inception in 2011.

Nuveen High Income Bond Fund

John T. Fruit, CFA, has managed the Fund since 2006. Jeffrey T. Schmitz, CFA, has been part of the management team for the Fund since 2008.

Nuveen Strategic Income Fund

Timothy A. Palmer, CFA, has been the lead manager of the Fund since 2005. Jeffrey J. Ebert has been on the management team since 2000. Marie A. Newcome, CFA, joined the Fund as a co-portfolio manager in 2011.

Nuveen U.S. Infrastructure Income Fund

Daniel J. Close, CFA, Jeffrey J. Ebert and Jeffrey T. Schmitz, CFA, have managed the Fund since its inception on May 12, 2014.

Effective February 28, 2015, the Nuveen U.S. Infrastructure Income Fund will change its name to the Nuveen U.S. Infrastructure Bond Fund. There will be no changes to the Fund’s investment objective or strategy.

How did the Funds perform during the six-month reporting period ended December 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the six-month, one-year, five-year, ten-year and/or since inception periods ended December 31, 2014. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Barclays Index and Lipper classification average.

What strategies were used to manage the Funds during the six-month reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Funds’ management teams use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth and improving financial conditions. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen Global Total Return Bond Fund

The Fund’s Class A Shares at NAV outperformed the Barclays Global Aggregate Unhedged Bond Index and underperformed the Lipper Global Income Funds Classification Average for the six-month reporting period. Global growth concerns, ongoing geopolitical unrest and the sharp drop in commodity prices led to volatile financial markets, especially in the final months of this reporting period. In the bond market, risk assets had a difficult period as the market focused on the negative impact of a decline in oil prices on energy-related corporate and sovereign credits. Corporate market spreads widened significantly, while Treasury rates declined. The Treasury yield curve flattened led by a strong move lower in 30-year yields and a modest increase in short rates, as the Federal Reserve (Fed) affirmed its intention to remove policy accommodation, even with low inflation and declining inflation expectations. This move helped longer maturity Treasuries post the strongest returns among various fixed income asset classes during the reporting period. The high yield segment lagged as the average spread versus Treasuries widened dramatically by approximately 145 basis points, led by the severe weakness seen among energy issuers. Not surprisingly, the higher quality, BB-rated portion of the high yield market vastly outperformed the lower quality CCC-rated segment, particularly after an October sell-off as risk aversion grew and interest rates trended lower, supporting the more sensitive BB-rated sector.

Spreads for investment grade credit versus Treasuries widened throughout the reporting period to their cheapest levels of 2014 as growing geopolitical concerns and a heavy new issue calendar caused the corporate market to weaken. Liquidity was challenged as dealers managed their balance sheets tightly as the end of the year approached. Also, issuer specific risk was heightened and the market had little tolerance for negative news or downgrades. Spread volatility was magnified and all credit sectors and quality buckets underperformed Treasuries. Not surprisingly, energy was the worst performer, lagging Treasuries by more than 600 basis points, followed closely by the metals and mining sectors. Financial names held up fairly well relative to industrials as fundamental credit trends remained intact and the sector traded with better liquidity and lower volatility than the broad credit market. European credit outperformed U.S. credit markedly, aided by expectations of policy support from the European Central Bank (ECB).

In securitized sectors, agency mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae, Ginnie Mae and Freddie Mac struggled to keep pace with Treasuries early in the reporting period as concerns about Fed tapering and policy normalization pushed spreads wider. After widening in July and August, agency MBS spreads were attractive enough, particularly against a backdrop of stable rates and positive technicals, to attract buying interest from relative value investors. As the reporting period progressed, technicals were more balanced as the Fed’s reinvestment of paydowns offset supply, while money managers added agency MBS exposure to escape volatility in the corporate market. Improving credit metrics and continued modest improvements in home prices created a positive fundamental backdrop for non-agency MBS. This sector was quite stable and outperformed other higher volatility fixed income risk sectors. Driven by improving commercial real estate fundamentals and relative immunity from energy-related spread volatility, investor demand for commercial mortgage-backed securities (CMBS) was fairly strong, absorbing the heavy amount of new issuance during the reporting period. CMBS performed relatively well, outpacing investment grade credit and performing in line with MBS.

Global interest rates fell sharply in the wake of declining inflation, continued policy easing and sluggish global growth. Europe slowed under the weight of Russian sanctions and tight credit conditions with inflation again surprising to the downside, flirting with zero, leading to market anticipation of additional ECB measures. Developed market long-term yields declined, yield curves flattened and foreign markets generally outperformed U.S. Treasuries. Japan forged ahead with “Abenomics” as investor outflows from the country intensified. The Bank of England pulled back on its expected path of interest rate increases.

Emerging markets (EM) debt weakened during the reporting period due to lower commodity prices, growth concerns, fears of looming Fed rate action, geopolitical risk and investor outflows. China reported weaker economic results, prompting policymakers to commence additional targeted stimulus measures, including bank liquidity injections, a rate cut and expanded bank regulatory

6	Nuveen Investments

flexibility. Oil’s sharp decline called EM growth further into question and pressured oil producers. This put additional strain on both Venezuela and Russia sovereigns, with Venezuela moving closer to default and Russia under stress with the ruble falling precipitously.

During the reporting period, the main contributor to the Fund’s outperformance versus the Barclays benchmark was its currency positioning, including a significant overweight to the U.S. dollar, particularly versus major developed currencies such as the euro and Japanese yen. With U.S. growth leading globally and the Fed continuing to normalize policy, the dollar rallied strongly, up 6-18% versus most major currencies. The Japanese yen and currencies exposed to oil, such as the Norwegian krone, performed the worst. The euro dropped due to slowing economic growth and was further pressured as the prospects increased for ECB easing through sovereign bond purchases. Although the dollar rally was broad-based during the reporting period, besting nearly all currencies, the Fund’s relative positioning across currencies produced positive selection effects as currency performance varied. Notable selection gains included the Mexican peso, Brazilian real, Indian rupee and British pound.

The largest detractor in terms of the Fund’s relative return versus its Lipper peers was its exposure to both the high yield corporate and EM corporate sectors. The negative return impact of each of these sectors was roughly equivalent, as both suffered from sluggish global growth and concerns regarding the decline in oil and other commodity prices. EM credit was further pressured by uncertainty regarding the outlook for Fed policy.

Additionally, the investment grade corporate sector detracted modestly from the Fund’s performance due to our sector overweight, issue selection and lower quality bias. The Fund’s financial exposure helped investment returns as financials outperformed other corporates and posted positive excess returns. However, this was not sufficient to counteract the negative impact of our mostly BBB-rated industrials, which performed poorly owing to their inherently higher leverage and cyclical bias.

Our defensive duration strategy was also a significant drag on performance as global interest rates fell and high quality developed markets led the charge lower. However, the negative effects were partially offset by successful positioning for flatter yield curves. The Fund’s minimal exposures to securitized sectors such as agency MBS, CMBS and asset-backed securities (ABS) were basically non-factors in terms of its six-month results.

Early in the reporting period, we increased exposure to the U.S. dollar, ending the reporting period with a significantly higher weight. This was largely driven by moderate reductions in overweight markets to reduce overall risk and by exiting positions in currencies from New Zealand and Brazil. We continued to emphasize positions in selected EM currencies, such as the Mexican peso, Malaysian ringgit and Indian rupee, where we believed fundamentals and valuations were attractive. We reduced the Fund’s yen underweight following that currency’s steep depreciation versus the dollar. Selection shifted among other currency positions, depending on research developments and valuation shifts.

We kept the Fund’s key duration and sector themes largely in place during the reporting period. We continued to focus the Fund’s sector positioning in favor of credit sectors with corresponding underweights to structured assets and high quality developed market government securities. After reducing high yield holdings at richer valuations earlier in 2014, we took advantage of sell-offs in the high yield market to add to positions at attractive levels. Despite concerns for credit against a backdrop of sluggish economic growth, we continued to believe the sector will benefit from strong fundamentals. The recent cheapening of both the investment grade and high yield sectors provides investors with attractive premiums that we believe compensate for both credit risk and near-term volatility. Other portfolio activity in credit focused on shifts in selection based on market opportunities and research ideas. Our overall positioning still favored financials, given attractive valuations and strong fundamentals. We continue to monitor developments in the energy sector closely and assess the credit impact of lower oil prices on the Fund’s holdings.

Global interest rate positioning remained defensive versus the benchmark; however, toward the end of the reporting period, we moderated this underweight given declining inflation globally and the outlook for continued high levels of global liquidity and economic slack. The Fund’s largest duration underweight was Japan, where we see little value for investors. We continued to emphasize positioning for flatter yield curves throughout the reporting period.

During the reporting period, we also continued to utilize various derivative instruments. We used foreign currency exchange contracts to gain exposure to selected foreign currencies, as well as in some cases to hedge the currency risk present in a foreign bond. The overall effect of these contracts was positive as the majority of the positions were used for hedging purposes during the reporting

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

period as the U.S. dollar rallied. These derivative exposures are integrated with the overall portfolio construction and as such losses and gains may be naturally related to and/or may offset impacts elsewhere in the portfolio.

We used U.S. Treasury futures and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure; used selected foreign bond futures to actively manage exposure to those markets. The effect of these activities in the period was negative. These derivative exposures are integrated with the overall portfolio construction and as such losses and gains may be naturally related to/may offset impacts elsewhere in the portfolio.

We used interest rate swaps as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure. The swap positions detracted slightly from performance during the period.

In addition, we entered into High Yield CDX swaps as a way to take on credit risk and earn a commensurate credit spread. The effect of these activities on performance was negligible during the period, as the positions were minimal. These derivative exposures are integrated with the overall portfolio construction and as such losses and gains may be naturally related to and/or may offset impacts elsewhere in the portfolio.

Nuveen High Income Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays High Yield 2% Issuer Capped Index and the Lipper High Current Yield Funds Classification Average for the six-month reporting period. The high yield market ran into headwinds throughout the reporting period after posting ten consecutive monthly gains through June of 2014. Negative sentiment surrounded the segment stemming from a confluence of factors including abundant high yield supply, weakening equities, resurfacing rate concerns, waning risk appetites and a belief that corporate bond yields had reached unsustainably low levels around the end of July. The segment remained under pressure as the outlook for global growth slowed and oil prices dropped precipitously from $100 per barrel to $55 per barrel at the end of the reporting period (WTI Intermediate). Falling oil prices had the greatest negative impact on the market because up to 14% of common high yield indices consist of credits exposed to oil, more so than any other market. Net outflows experienced by mutual funds exacerbated the situation, which totaled -$26.9 billion in the second half of 2014, according to JPMorgan. The result was a dramatic widening of high yield spreads, as measured by the Barclays High Yield Index.

Despite the negative price action during the reporting period, the high yield market continued to look strong from a fundamental standpoint. U.S. economic performance experienced favorable trends in the second half of 2014 with solid growth and low inflation. Defaults were well contained in the high yield market throughout 2014. The global default rate held steady in the low 2% range, well below the historical average of 4.7% since 1983, according to Moody’s. The focus by companies on terming out maturities and improving liquidity has been an important driver of the low default backdrop.

Throughout the reporting period, higher quality credits significantly outperformed within high yield and especially since the sell-off in October. The BB-rated part of the market lost -0.46% during the reporting period, while B-rated paper was down by -3.34% and CCC-rated was lower by -6.54%, as measured by Barclays High Yield Indices. The preference for higher quality was not surprising as risk aversion grew and as interest rates trended lower, supporting the more rate-sensitive BB sector. Coming into 2014, corporate and high yield bond investors had several concerns, but chief among them was the possible harmful effect of rising rates on total returns. Instead, the peak in 10-year rates was seen in January and they declined for the remainder of the reporting period. Therefore, the Fund’s underweight to up-in-quality BB-rated issues was a detractor to performance.

However, the most significant factor affecting the Fund’s performance was the collapse in the price of oil. High yield bond prices in the energy sector fell by 13% in the second half of 2014. The energy sub-sectors of exploration and production (E&P) and oilfield services fared even worse, declining by more than 17% and 19%, respectively. Unfortunately, the Fund was unable to skirt a number of these price declines. Although an underweight to the E&P sector was helpful, the Fund had an overweight in the oilfield services sector and saw losses in a handful of those credits, especially in the rig area. We have maintained an overweight to oilfield services for the better part of the previous three years, a period during which Brent crude oil prices were firmly entrenched in a trading range of $105 to $115 per barrel. While we are fully aware of the many fundamental challenges in this sector, we also believe there are a number of attractive long-term opportunities where we believe valuations have overshot to the downside.

8	Nuveen Investments

Away from the energy sector, exposure to European high yield was a modest detractor to the Fund’s performance as the segment underperformed U.S. high yield during the reporting period. The Barclays Pan-European High Yield Sub-index returned -10.8%, dragged down by poor performance among financials. The Fund continues to hold a number of European banking issues that generally performed well, but lagged benchmark U.S. financial preferreds due to concerns over some of the asset quality reviews and stress tests being performed within the European zone. Many of the banks will also soon be subject to new and additional capital adequacy ratios, along with other various regulatory and depositor protection requirements. While the banks have had to set aside reserves for fines and litigation expenses, we don’t believe any of the issues represent a meaningful credit impact or constitute a long-term solvency risk.

Meanwhile, emerging market (EM) corporate securities fared better than Europe, but still lagged the U.S. high yield market. Various concerns about slower growth, exposure to lower commodity prices, weak currencies and certain corporate governance issues in China and Brazil continued to weigh on the market. Although small in nature, price declines in selected positions in China and Brazil were a net negative to our performance, most notably Brazilian corporates that were negatively affected by a wide-ranging corruption scandal at one of the country’s leading corporations. We also saw credit deterioration and a price markdown in a Ukrainian agriculture company, the Fund’s only remaining exposure to the embattled country. We exited this position completely. Given the rising global economic uncertainty, including geopolitical risk in Middle Eastern and Eastern Europe, we pared back exposure to emerging markets, mainly by virtually eliminating exposure to Russia.

On the positive side, the Fund benefited from its underweights to the wireless telecommunications and gaming sectors, which were noticeable laggards. Also, the Fund’s exposure to preferred securities helped performance as the preferred index showed modest gains during the reporting period, as opposed to the losses seen in high yield. Preferred securities tend to have a higher correlation to Treasuries because of their relatively higher credit quality and longer duration. Longer duration assets performed relatively well as Treasury yields moved lower.

As the oil price sell-off accelerated toward the end of the reporting period, we looked to manage the Fund’s overall risk in the sector by paring positions. Although trading liquidity for the sector proved challenging, we were able to trim the Fund’s total energy exposure to approximately 11.5% of assets, compared to the benchmark weighting of around 13%. More importantly, however, within the higher risk areas of E&P and oil services, we decreased exposure by 2.5%. From a quality standpoint, we maintained the Fund’s modest overweights to CCC-rated securities and to B-rated securities, while remaining underweight in BB-rated securities. We added exposure to certain preferred securities in the financial and real estate sectors, and convertible preferreds within the utility sector. While discounts to NAV within the closed-end universe diminished, we still found attractive opportunities to add yield through closed-end funds that invest in floating-rate bank loans, municipal securities and companies that own or hold loans to business development companies.

During the reporting period, we also continued to utilize various derivative instruments. We used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The effect of these activities in the period was modestly negative. These derivative exposures are integrated with the overall portfolio construction and as such losses and gains may be naturally related to/may offset impacts elsewhere in the portfolio.

We used interest rate swaps as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure. The swap positions detracted slightly from performance during the period.

We used foreign currency exchange contracts to manage foreign currency exposure. During the reporting period, these instruments were used primarily for hedging purposes to reduce unwanted currency exposure from the Fund’s bond portfolio. The positions had a positive impact on performance in the period.

In addition, we used High Yield CDX swaps to partially hedge broad high yield market exposure. The position size was small throughout the reporting period, and had a slightly positive impact on performance as High Yield spreads generally widened during this time. These derivative exposures are integrated with the overall portfolio construction and as such losses and gains may be naturally related to/may offset impacts elsewhere in the portfolio.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Nuveen Strategic Income Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Barclays U.S. Aggregate Bond Index, but outperformed the Lipper Multi-Sector Income Funds Classification Average for the reporting period. Global growth concerns, ongoing geopolitical unrest and the sharp drop in commodity prices led to volatile financial markets, especially in the final months of this reporting period. In the bond market, risk assets had a difficult period as the market focused on the negative impact of a decline in oil prices on energy-related corporate and sovereign credits. Corporate market spreads widened significantly, while Treasury rates declined. The Treasury yield curve flattened led by a strong move lower in 30-year yields and a modest increase in short rates, as the Federal Reserve (Fed) affirmed its intention to remove policy accommodation, even with low inflation and declining inflation expectations. This move helped longer maturity Treasuries post the strongest returns among various fixed income asset classes during the reporting period. The high yield segment lagged as the average spread versus Treasuries widened dramatically by approximately 145 basis points, led by the severe weakness seen among energy issuers. Not surprisingly, the higher quality, BB-rated portion of the high yield market vastly outperformed the lower quality CCC-rated segment, particularly after an October sell-off as risk aversion grew and interest rates trended lower, supporting the more rate-sensitive BB-rated sector.

Spreads for investment grade credit versus Treasuries widened during the reporting period to their cheapest levels of 2014 as growing geopolitical concerns and a heavy new issue calendar caused the corporate market to weaken. Liquidity was challenged as dealers managed their balance sheets tightly as the end of the year approached. Also, issuer specific risk was heightened and the market had little tolerance for negative news or downgrades. Spread volatility was magnified and all credit sectors and quality buckets underperformed Treasuries. Not surprisingly, energy was the worst performer, lagging Treasuries by more than 600 basis points, followed closely by the metals and mining sectors. Financial names held up fairly well relative to industrials as fundamental credit trends remained intact and the sector traded with better liquidity and lower volatility than the broad credit market.

In securitized sectors, agency mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae, Ginnie Mae and Freddie Mac struggled to keep pace with Treasuries early in the reporting period as concerns about Fed tapering and policy normalization pushed spreads wider. After widening in July and August, agency MBS spreads were attractive enough, particularly against a backdrop of stable rates and positive technicals, to attract buying interest from relative value investors. As the reporting period progressed, technicals were more balanced as the Fed’s reinvestment of paydowns offset supply, while money managers added agency MBS exposure to escape volatility in the corporate market. Improving credit metrics and continued modest improvements in home prices created a positive fundamental backdrop for non-agency MBS. This sector was quite stable and outperformed other higher volatility fixed income risk sectors. Driven by improving commercial real estate fundamentals and relative immunity from energy-related spread volatility, investor demand for commercial mortgage-backed securities (CMBS) was fairly strong, absorbing the heavy amount of new issuance. CMBS performed relatively well during the reporting period, outpacing investment grade credit and performing in line with MBS.

Global interest rates fell sharply in the wake of declining inflation, continued policy easing and sluggish global growth. Europe slowed under the weight of Russian sanctions and tight credit conditions with inflation again surprising to the downside, flirting with zero, leading to market anticipation of additional European Central Bank (ECB) measures. Developed market long-term yields declined, yield curves flattened and foreign markets generally outperformed U.S. Treasuries. Japan forged ahead with “Abenomics” as investor outflows from the country intensified. The Bank of England pulled back on its expected path of interest rate increases.

EM debt weakened throughout the reporting period due to lower commodity prices, growth concerns, fears of looming Fed rate action, geopolitical risk and investor outflows. China reported weaker economic results, prompting policymakers to commence additional targeted stimulus measures, including bank liquidity injections, a rate cut and expanded bank regulatory flexibility. Oil’s sharp decline called EM growth further into question and pressured oil producers. This put additional strain on both Venezuela and Russia sovereigns, with Venezuela moving closer to default and Russia under stress with the ruble falling precipitously.

With U.S. growth leading globally and the Fed continuing to normalize policy, the dollar rallied strongly, up 6-18% versus most major currencies. The Japanese yen and currencies exposed to oil, such as the Norwegian krone, performed the worst. The euro dropped due to slowing economic growth and was further pressured later in the reporting period as the prospects increased for ECB easing through sovereign bond purchases.

10	Nuveen Investments

The main contributor to the Fund’s relative return shortfall versus the Barclays benchmark was its significant overweight to the high yield corporate sector. A secondary negative contributor was the investment grade corporate sector, with an overweight position, issue selection and quality effects all detracting. As noted, high yield and investment grade corporate spreads widened versus Treasuries during the reporting period, driving the underperformance of both sectors. In the investment grade area, our industrial positioning also detracted. These investments were focused in the BBB-rated segment of the ratings spectrum, which performed poorly owing to the inherently higher leverage of these securities and the tendency for issuers in this ratings category to be somewhat more cyclical in nature. Also, both high yield and investment grade energy credits detracted as the sharp decline in oil prices drove bond selling and raised credit concerns. Likewise, the Fund’s positions in investment grade credits within metals and mining hindered results as spreads for these issuers gapped out in response to weaker global growth and slumping commodity prices.

The one bright spot among our strategies was an overweight position in financials, which helped the Fund outpace the average return of its Lipper classification average. Our financial positions contributed favorably as the sector traded with relatively low volatility. Several of our other strategies had little to no impact on the Fund’s returns. For example, the effects of the Fund’s foreign bond and currency positions basically offset each other. Positive results from country selection among non-dollar denominated bonds were offset by slightly negative effects from emerging market bond positions and foreign currency declines. The Fund’s very modest exposures to securitized sectors such as agency MBS, CMBS and asset-backed securities (ABS) were also basically non-factors in terms of its six-month results. In addition, while our defensive duration strategy was a drag on performance as interest rates fell, this was countered by the benefit of positioning the Fund for a flatter yield curve by overweighting longer maturities versus intermediates.

Because we believe the environment remains constructive for corporate credit and credit-oriented sectors, they remain our key strategic sector focus with corresponding underweights to government and mortgage securities. Despite concerns about credit against a backdrop of sluggish economic growth, we continue to believe the corporate sector will benefit from strong fundamentals. The sell-off of high yield and investment grade credit provides investors with attractive premiums, compensating for both credit risk and near-term volatility. Our portfolio activity focused on shifts in credit selection based on market opportunities and research ideas. We took advantage of the sell-offs in high yield bonds to add positions at attractive levels throughout the reporting period, at the expense of the mortgage sector, increasing the Fund’s overall high yield exposure modestly. Late in the reporting period, we capitalized on the cheapening within investment grade to increase positions in the segment, particularly in financials, which we still favor given their attractive valuations and strong fundamentals. We continue to monitor developments in the energy sector closely and assess the credit impact of lower oil prices on the Fund’s holdings.

We maintained positions in foreign markets, such as Poland and South Africa, given attractive valuations. We reduced net currency exposure to near zero, reducing or exiting some positions (including Brazil, India and New Zealand) and further hedging others using short positions in the euro, yen and Canadian dollar. We maintained the Fund’s defensive duration positioning versus the benchmark, but moderated this underweight later in the reporting period given declining inflation globally and the outlook for continued high levels of global liquidity and economic slack. We also maintained the Fund’s positioning to benefit from a flatter Treasury yield curve.

During the reporting period, we also continued to utilize various derivative instruments. We used foreign currency exchange contracts to manage foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. The positions had a slightly negative impact on performance in the period.

We used U.S. Treasury futures and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure; used selected foreign bond futures to actively manage exposure to those markets. The effect of these activities in the period was negative. These derivative exposures are integrated with the overall portfolio construction and as such losses and gains may be naturally related to/may offset impacts elsewhere in the portfolio.

We used interest rate swaps as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure. The swap positions detracted from performance during the period.

In addition, we entered into High Yield CDX swaps as a way to take on credit risk and earn a commensurate credit spread. The effect of these activities on performance was negligible during the period. These derivative exposures are integrated with the overall portfolio construction and as such losses and gains may be naturally related to and/or may offset impacts elsewhere in the portfolio.

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

Nuveen U.S. Infrastructure Income Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays Taxable Municipal Bond (Aggregate Eligible) Index and the Lipper General & Insured Municipal Debt Funds Classification Average for the six-month reporting period. Global growth concerns, ongoing geopolitical unrest and the sharp drop in commodity prices led to volatile financial markets, especially in the final months of this reporting period. In the bond market, risk assets had a difficult period as the market focused on the negative impact of a decline in oil prices on energy-related corporate and sovereign credits. Corporate market spreads widened significantly, while Treasury rates declined. The Treasury yield curve flattened led by a strong move lower in 30-year yields and a modest increase in short rates, as the Fed affirmed its intention to remove policy accommodation, even with low inflation and declining inflation expectations. This move helped longer maturity Treasuries post the strongest returns among various fixed income asset classes during the reporting period.

During the second half of 2014, the taxable municipal bond market enjoyed a strong rally. The Barclays Taxable Municipal Aggregate Eligible Index produced a total return of 4.52%. The yield-to-worst of the index declined by 0.28% from 4.16% to 3.88%. The taxable municipal yield curve flattened. Credit spreads narrowed, which enabled BBB/Baa-rated bonds to outperform bonds in the AAA-rated category, despite having a longer average duration. Revenue bonds generally did better than tax-supported general obligation bonds, with public power, hospitals, toll roads, higher education and airports performing especially well.

The high yield market ran into headwinds throughout the reporting period after posting ten consecutive monthly gains through June of 2014. Negative sentiment surrounded the segment stemming from a confluence of factors including abundant high yield supply, weakening equities, resurfacing rate concerns, waning risk appetites and a belief that corporate bond yields had reached unsustainably low levels around the end of July. The segment remained under pressure as the outlook for global growth slowed and oil prices dropped precipitously from $100 per barrel to $65 per barrel at the end of the reporting period (WTI Intermediate). Falling oil prices had the greatest negative impact on the market because up to 14% of common high yield indices consist of credits exposed to oil, more so than any other sector. Net outflows experienced by mutual funds exacerbated the situation, which totaled $26.9 billion in the second half of 2014, according to JPMorgan. The result was a dramatic widening of high yield spreads, as measured by the Barclays High Yield Index, which ended the reporting period at 519 basis points over Treasuries, compared to 373 basis points at the end of June. Not surprisingly, the higher quality, BB-rated portion of the high yield market vastly outperformed the lower quality CCC-rated segment, particularly after an October sell-off as risk aversion grew and interest rates trended lower, supporting the more sensitive BB-rate sector. The Barclays High Yield Index returned -2.84% during the reporting period.

Spreads for investment grade credit versus Treasuries also widened throughout the reporting period to their cheapest levels of 2014 as growing geopolitical concerns and a heavy new issue calendar caused the corporate market to weaken. Liquidity was challenged as dealers managed their balance sheets tightly as the end of the year approached. Also, issuer specific risk was heightened and the market had little tolerance for negative news or downgrades. Spread volatility was magnified and all credit sectors and quality buckets underperformed Treasuries. Energy was the worst performing sector, lagging Treasuries by more than 600 basis points, followed closely by the metals and mining sector. Financial names held up fairly well relative to industrials as fundamental credit trends remained intact and the sector traded with better liquidity and lower volatility than the broad credit market. The Barclays U.S. Corporate Investment Grade Index returned 1.69%.

The Fund launched in May 2014 with a goal to provide investors with an attractive level of income by investing in a portfolio of debt securities from various entities that own, operate or develop infrastructure assets in the U.S. These investments include municipal, high yield corporate and investment grade corporate bonds that finance either public or private infrastructure projects. We define infrastructure as the vital structures, facilities and services that support the U.S. economy and society including: transportation; energy and utilities; communications; and social and government functions. During the reporting period, approximately 65% of the Fund was allocated to the municipal bond market, approximately 20% to the high yield corporate market and the remainder to the investment grade corporate market. As mentioned earlier, the municipal bond market turned in strong results during the reporting period. Therefore, the Fund’s most significant sources of underperformance versus the benchmark Barclays Taxable Municipal Bond (Aggregate Eligible) Index were its allocations to the high yield and investment grade corporate sectors.

12	Nuveen Investments

In terms of performance within each of the three segments, the Fund’s municipal bond portfolio underperformed mainly as a result of a duration shortening swap. This position meaningfully shortened the average duration of the Fund’s municipal bond portfolio versus its index, thereby lessening its interest rate sensitivity during a reporting period where rates rallied. On the other hand, the municipal portfolio benefited from its overweight to BBB-rated bonds and underweight in AAA-rated bonds. Also, lower rated investment grade municipal bonds outperformed, while AAA-rated bonds underperformed. At the sector level, overweights to both public power and airports were helpful as these segments outperformed. However, individual security selection in the municipal bond portfolio was a modest drag on performance.

Regarding the Fund’s high yield exposure, we mitigated some of underperformance of the asset class with our solid issue selection in the rail, transportation and waste management sectors. These favorable results, however, were partially offset by underperformance in the investment grade portion of the Fund, where we emphasized lower quality, BBB-rated securities. Contrary to the municipal market, BBB-rated securities generally underperformed higher rated issuers in the corporate side of the bond market.

With modest inflows that came into the Fund during the reporting period, we incrementally added to the high yield and municipal bond segments. Due to the sell-off in the high yield market, that sector looked particularly attractive on a relative value basis. As part of our investment process, the bonds that we focus on are typically backed by assets that have recurring revenue streams and natural monopolies, for example an electric or gas utility, or long term contracts that offer predictable revenue streams, such as a pipeline. The Fund’s largest concentrations continued to be found in the transportation, utilities, general obligation, energy, industrials and water/sewer sectors as of the end of the reporting period.

We also shorted U.S. Treasury futures contracts to hedge against potential increases in interest rates. The effect on performance was modestly negative during the period, as interest rates moved lower.

Nuveen Investments	13

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Global Total Return Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are also subject to prepayment risk, liquidity risk, default risk and adverse economic developments. The Fund’s potential use of derivative instruments involves a high degree of financial risk and additional transaction costs.

Nuveen High Income Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and other investment company risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen U.S. Infrastructure Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Because the Fund may invest in infrastructure-related securities, the Fund could have greater exposure to adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk. Non-U.S./Emerging Markets involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. More information on these risk considerations, as well as information on other risks to which the Fund is subject, such as bond market liquidity, call, convertible security, currency, derivatives, general municipal securities market, income, market, municipal lease obligations, and zero coupon bonds risks, are included in the Fund’s prospectus.

14	Nuveen Investments

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2014, all of the Funds had positive UNII balances, based upon our best estimate, for tax purposes. The Nuveen Global Total Return Bond Fund and Nuveen Strategic Income Fund had positive UNII balances while the Nuveen High Income Bond Fund and Nuveen U.S. Infrastructure Income Fund had negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the six-months ended December 31, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund’s shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 – Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

Nuveen Investments	15

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16	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Global Total Return Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of December 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(3.56)%	3.59%	4.36%
Class A Shares at maximum Offering Price	(8.15)%	(1.33)%	2.72%
Barclays Global Aggregate Unhedged Bond Index	(4.14)%	0.59%	0.87%
Lipper Global Income Funds Classification Average	(2.56)%	2.25%	2.62%

Class C Shares	(3.93)%	2.88%	3.73%
Class R3 Shares	(3.69)%	3.37%	4.20%
Class I Shares	(3.45)%	3.88%	4.72%

Since inception returns are from 12/02/11. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.91%	2.65%	2.14%	1.65%
Net Expense Ratios	0.97%	1.72%	1.22%	0.72%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

18	Nuveen Investments

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of December 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(6.35)%	(0.28)%	8.24%	6.69%
Class A Shares at maximum Offering Price	(10.77)%	(5.02)%	7.19%	6.16%
Barclays High Yield 2% Issuer Capped Index	(2.84)%	2.46%	8.98%	7.73%
Lipper High Current Yield Funds Classification Average	(3.65)%	1.00%	7.86%	6.33%

Class C Shares	(6.72)%	(1.01)%	7.51%	5.92%
Class R3 Shares	(6.39)%	(0.38)%	8.01%	6.42%
Class I Shares	(6.22)%	(0.02)%	8.56%	6.97%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.00%	1.75%	1.25%	0.76%

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of December 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.92)%	5.51%	6.61%	5.99%
Class A Shares at maximum Offering Price	(5.09)%	0.98%	5.69%	5.53%
Barclays Aggregate Bond Index	1.96%	5.97%	4.45%	4.71%
Lipper Multi-Sector Income Funds Classification Average	(1.44)%	3.03%	5.94%	5.20%

Class C Shares	(1.23)%	4.75%	5.79%	5.20%
Class R3 Shares	(1.02)%	5.17%	6.30%	5.69%
Class I Shares	(0.79)%	5.69%	6.85%	6.24%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.92%	1.67%	1.17%	0.67%
Net Expense Ratios	0.85%	1.60%	1.10%	0.60%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.59% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

20	Nuveen Investments

Nuveen U.S. Infrastructure Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Total Returns as of December 31, 2014

	Cumulative
	6-Month	Since Inception
Class A Shares at NAV	2.10%	4.06%
Class A Shares at maximum Offering Price	(2.24)%	(0.36)%
Barclays Taxable Municipal Aggregate Eligible Index	5.29%	8.51%
Lipper General & Insured Municipal Debt Funds Classification Average	3.19%	3.98%

Class C Shares	1.75%	3.59%
Class I Shares	2.24%	4.23%

Since inception returns are from 5/12/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.69%	2.44%	1.44%
Net Expense Ratios	0.96%	1.71%	0.71%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.74% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Fund’s Board of Trustees.

Nuveen Investments	21

Yields as of December 31, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Global Total Return Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	3.55%	2.91%	3.47%	3.99%
SEC 30-Day Yield	3.34%	2.75%	3.25%	3.77%

Nuveen High Income Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	6.08%	5.61%	6.11%	6.66%
SEC 30-Day Yield	7.60%	7.36%	7.68%	8.30%

Nuveen Strategic Income Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	4.56%	3.98%	4.53%	5.03%
SEC 30-Day Yield	4.08%	3.53%	4.07%	4.50%

Nuveen U.S. Infrastructure Income Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.68%	3.07%	4.08%
SEC 30-Day Yield	3.44%	2.83%	3.85%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

22	Nuveen Investments

Holding

Summaries as of December 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Global Total Return Bond Fund

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.4%
$25 Par (or similar) Retail Preferred	1.6%
Corporate Bonds	48.8%
Convertible Bonds	0.1%
$1,000 (par or similar) Institutional Preferred	4.2%
Asset-Backed and Mortgage-Backed Securities	6.0%
Sovereign Debt	37.5%
Short-Term Investments	4.3%
Other Assets Less Liabilities	(2.9)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate debt holdings)2

Banks	18.3%
Oil, Gas & Consumable Fuels	11.3%
Metals & Mining	7.5%
Wireless Telecommunication Services	6.6%
Chemicals	5.7%
Capital Markets	4.3%
Diversified Telecommunication Services	3.8%
Media	3.6%
Real Estate Investment Trust	3.5%
Energy Equipment & Services	3.1%
Automobiles	3.1%
Electric Utilities	2.4%
Beverages	2.2%
Industrial Conglomerates	2.2%
Diversified Financial Services	2.1%
Consumer Finance	2.0%
Other	18.3%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	12.8%
AA	6.1%
A	24.8%
BBB	36.4%
BB or Lower	19.1%
N/R (not rated)	0.8%
Total	100%

Country Allocation

(% of net assets)

United States	37.9%
Mexico	13.0%
United Kingdom	7.3%
Germany	5.2%
South Africa	4.9%
Poland	3.9%
France	3.6%
Australia	2.9%
Italy	2.9%
China	2.1%
Other	19.2%
Other Assets Less Liabiliites	(2.9)%
Total	100%

1	Excluding investments in derivatives.

2	Corporate debt holdings include corporate bonds and convertible bonds.

Nuveen Investments	23

Holding Summaries as of December 31, 2014 (continued)

Nuveen High Income Bond Fund

Fund Allocation

(% of net assets)

Common Stocks	1.3%
Exchange-Traded Funds	0.5%
Convertible Preferred Securities	0.6%
Variable Rate Senior Loan Interests	4.2%
$25 Par (or similar) Retail Preferred	4.3%
Corporate Bonds	80.3%
Convertible Bonds	0.4%
$1,000 (par or similar) Institutional Preferred	5.0%
Asset-Backed Securities	0.0%
Investment Companies	1.7%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	17.9%
Other Assets Less Liabilities	(16.2)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate debt holdings)2

Oil, Gas & Consumable Fuels	14.7%
Media	7.3%
Metals & Mining	6.5%
Auto Components	3.8%
Wireless Telecommunication Services	3.7%
Chemicals	3.3%
Health Care Providers & Services	3.2%
Commercial Services & Supplies	3.1%
Paper & Forest Products	3.1%
Household Durables	2.8%
Banks	2.5%
Food Products	2.5%
Specialty Retail	2.5%
Real Estate Management & Development	2.5%
Hotels, Restaurants & Leisure	2.5%
Marine	2.5%
Building Products	2.3%
Diversified Telecommunication Services	2.2%
Containers & Packaging	2.2%
Machinery	2.0%
Diversified Financial Services	1.9%
Independent Power & Renewable Electricity Producers	1.6%
Energy Equipment & Services	1.6%
Other	19.7%
Total	100%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)1

AA	0.0%
A	0.2%
BBB	4.2%
BB or Lower	86.4%
N/R (not rated)	9.2%
Total	100%

1	Excluding investments in derivatives.

2	Corporate debt holdings include corporate bonds and convertible bonds.

24	Nuveen Investments

Nuveen Strategic Income Fund

Fund Allocation

(% of net assets)

Common Stocks	0.0%
Convertible Preferred Securities	0.1%
Variable Rate Senior Loan Interests	1.3%
$25 Par (or similar) Retail Preferred	2.2%
Corporate Bonds	65.2%
$1,000 (par or similar) Institutional Preferred	5.5%
Asset-Backed and Mortgage-Backed Securities	6.2%
Investment Companies	0.1%
Sovereign Debt	13.6%
Investments Purchased with Collateral from Securities Lending	12.6%
Short-Term Investments	5.6%
Other Assets Less Liabilities	(12.4)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate debt holdings)2

Banks	15.4%
Oil, Gas & Consumable Fuels	9.9%
Capital Markets	6.6%
Media	5.2%
Metals & Mining	5.1%
Diversified Telecommunication Services	4.2%
Real Estate Investment Trust	3.5%
Insurance	3.5%
Chemicals	3.3%
Wireless Telecommunication Services	3.1%
Diversified Financial Services	2.6%
Electric Utilities	2.4%
Consumer Finance	2.2%
Energy Equipment & Services	1.8%
Containers & Packaging	1.8%
Commercial Services & Supplies	1.7%
Auto Components	1.7%
Building Products	1.6%
Tobacco	1.4%
Specialty Retail	1.3%
Machinery	1.3%
Independent Power & Renewable Electricity Producers	1.3%
Other	19.1%
Total	100%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)1

AAA/U.S. Guaranteed	4.5%
AA	1.4%
A	22.9%
BBB	38.9%
BB or Lower	31.7%
N/R (not rated)	0.6%
Total	100%

1	Excluding investments in derivatives.

2	Corporate debt holdings include corporate bonds and convertible bonds.

Nuveen Investments	25

Holding Summaries as of December 31, 2014 (continued)

Nuveen U.S. Infrastructure Income Fund

Fund Allocation

(% of net assets)

Corporate Bonds	33.5%
Municipal Bonds	63.1%
Short-Term Investments	1.3%
Other Assets Less Liabilities	2.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Transportation	20.2%
Tax Obligation/Limited	15.2%
Utilities	10.4%
Tax Obligation/General	9.4%
Oil, Gas & Consumable Fuels	8.9%
Electric Utilities	5.4%
Water and Sewer	5.2%
Road & Rail	4.8%
Other	17.1%
Short-Term Investments	1.3%
Other Assets Less Liabilities	2.1%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)1

AAA/U.S. Guaranteed	2.4%
AA	40.7%
A	21.6%
BBB	15.4%
BB or Lower	19.9%
Total	100%

1	Excluding investments in derivatives.

26	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2014.

The beginning of the period July 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Total Return Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$964.40	$960.70	$963.10	$965.50
Expenses Incurred During Period	$4.75	$8.45	$5.99	$3.52
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.37	$1,016.59	$1,019.11	$1,021.63
Expenses Incurred During Period	$4.89	$8.69	$6.16	$3.62

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71%, 1.21% and 0.71% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	27

Expense Examples (continued)

Nuveen High Income Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$936.50	$932.80	$936.10	$937.80
Expenses Incurred During Period	$4.69	$8.38	$5.90	$3.52
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.37	$1,016.53	$1,019.11	$1,021.58
Expenses Incurred During Period	$4.89	$8.74	$6.16	$3.67

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.72%, 1.21% and 0.72% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategic Income Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$990.80	$987.70	$989.80	$992.10
Expenses Incurred During Period	$4.16	$7.92	$5.42	$2.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.02	$1,017.24	$1,019.76	$1,022.28
Expenses Incurred During Period	$4.23	$8.03	$5.50	$2.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.58%, 1.08% and 0.58% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen U.S. Infrastructure Income Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.00	$1,017.50	$1,022.40
Expenses Incurred During Period	$4.84	$8.64	$3.57
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.42	$1,016.64	$1,021.68
Expenses Incurred During Period	$4.84	$8.64	$3.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.95%, 1.70% and 0.70% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

28	Nuveen Investments

Shareholder Meeting Report
A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Global Total Return Bond Fund, Nuveen High Income Bond Fund and Nuveen Strategic Income Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.

	Nuveen Global Total Return Bond Fund	Nuveen High Income Bond Fund	Nuveen Strategic Income Fund
To approve a new investment management agreement between each Trust or Corporation and Nuveen Fund Advisors, LLC.
For	929,739	69,186,016	47,944,136
Against	—	189,081	111,974
Abstain	—	862,020	128,456
Broker Non-Votes	40,495	28,632,500	13,866,940
Total	970,234	98,869,617	62,051,506

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	929,739	69,146,368	47,950,343
Against	—	228,042	112,586
Abstain	—	862,706	121,639
Broker Non-Votes	40,495	28,632,501	13,866,938
Total	970,234	98,869,617	62,051,506

To approve revisions to, or eilimation of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	929,739	69,071,311	47,918,427
Against	—	301,808	129,349
Abstain	—	863,994	136,791
Broker Non-Votes	40,495	28,632,504	13,866,939
Total	970,234	98,869,617	62,051,506

b. Eliminate the fundamental policy related to investing for control.
For	929,739	68,992,676	47,878,684
Against	—	380,538	164,460
Abstain	—	863,894	141,420
Broker Non-Votes	40,495	28,632,509	13,866,942
Total	970,234	98,869,617	62,051,506

Approval of the Board Members was reached as follows:

William Adams IV
For	49,378,636	875,153,250	875,153,250
Withhold	1,137,131	6,616,294	6,616,294
Total	50,515,767	881,769,544	881,769,544

Nuveen Investments	29

Shareholder Meeting Report (continued)

	Nuveen Global Total Return Bond Fund	Nuveen High Income Bond Fund	Nuveen Strategic Income Fund
Robert P. Bremner
For	49,351,001	767,672,659	767,672,659
Withhold	1,164,766	114,096,885	114,096,885
Total	50,515,767	881,769,544	881,769,544

Jack B. Evans
For	49,395,570	767,867,187	767,867,187
Withhold	1,120,197	113,902,357	113,902,357
Total	50,515,767	881,769,544	881,769,544

William C. Hunter
For	49,387,571	875,066,364	875,066,364
Withhold	1,128,196	6,703,180	6,703,180
Total	50,515,767	881,769,544	881,769,544

David J. Kundert
For	49,367,384	767,748,278	767,748,278
Withhold	1,148,383	114,021,266	114,021,266
Total	50,515,767	881,769,544	881,769,544

John K. Nelson
For	49,384,058	875,059,020	875,059,020
Withhold	1,131,709	6,710,524	6,710,524
Total	50,515,767	881,769,544	881,769,544

William J. Schneider
For	49,378,386	874,871,626	874,871,626
Withhold	1,137,381	6,897,918	6,897,918
Total	50,515,767	881,769,544	881,769,544

Thomas S. Schreier, Jr.
For	49,374,764	874,799,740	874,799,740
Withhold	1,141,003	6,969,804	6,969,804
Total	50,515,767	881,769,544	881,769,544

Judith M. Stockdale
For	49,369,129	874,933,639	874,933,639
Withhold	1,146,638	6,835,905	6,835,905
Total	50,515,767	881,769,544	881,769,544

Carole E. Stone
For	49,368,193	767,948,250	767,948,250
Withhold	1,147,574	113,821,294	113,821,294
Total	50,515,767	881,769,544	881,769,544

30	Nuveen Investments

	Nuveen Global Total Return Bond Fund	Nuveen High Income Bond Fund	Nuveen Strategic Income Fund
Virginia L. Stringer
For	49,352,837	875,081,812	875,081,812
Withhold	1,162,930	6,687,732	6,687,732
Total	50,515,767	881,769,544	881,769,544

Terence J. Toth
For	49,380,576	767,738,756	767,738,756
Withhold	1,135,191	114,030,788	114,030,788
Total	50,515,767	881,769,544	881,769,544

Nuveen Investments	31

Nuveen Global Total Return Fund

Portfolio of Investments	December 31, 2014 (Unaudited)

Shares		Description (1)	Coupon		Ratings (2)	Value

		LONG–TERM INVESTMENTS – 98.6%

		CONVERTIBLE PREFERRED SECURITIES – 0.4%

		Banks – 0.4%

75		Bank of America Corporation	7.250%		BB	$87,223
		Total Convertible Preferred Securities (cost $63,225)				87,223

Shares		Description (1)	Coupon		Ratings (2)	Value

		$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.6%

		Banks – 0.8%

1,875		Citigroup Inc.	7.125%		BB+	$50,850

2,400		PNC Financial Services	6.125%		BBB–	66,624

2,000		Regions Financial Corporation	6.375%		BB–	50,100
		Total Banks				167,574

		Consumer Finance – 0.4%

3,000		Discover Financial Services	6.500%		BB–	76,020

		Insurance – 0.4%

2,400		Hartford Financial Services Group Inc.	7.875%		BB+	71,904
		Total $25 Par (or similar) Retail Preferred (cost $292,963)				315,498

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		CORPORATE BONDS – 48.8%

		Auto Components – 0.7%

$45		American & Axle Manufacturing Inc.	6.625%	10/15/22	BB–	$47,700

50		Stackpole International Intermediate Company, 144A	7.750%	10/15/21	B+	50,000

40		TRW Automotive Inc., 144A	4.450%	12/01/23	BBB–	40,200
		Total Auto Components				137,900

		Automobiles – 1.5%

200	EUR	Fiat Finance & Trade SA, Reg S	7.000%	3/23/17	BB–	264,093

30		General Motors Financial Company Inc.	4.250%	5/15/23	BBB–	30,597
		Total Automobiles				294,690

		Banks – 9.0%

110		Bank of America Corporation	4.000%	4/01/24	A	114,535

100		Bank of America Corporation	4.200%	8/26/24	BBB+	101,873

45		CIT Group Inc.	5.000%	8/01/23	BB	46,238

95		Citigroup Inc.	4.500%	1/14/22	A	103,812

30		Citigroup Inc.	6.125%	8/25/36	A–	35,762

200		Credit Agricole SA, 144A	6.625%	12/23/64	BB+	193,850

32	Nuveen Investments

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$130	General Electric Capital Corporation	5.300%	2/11/21	AA	$148,458

25	General Electric Capital Corporation	6.875%	1/10/39	AA+	35,363

25	HSBC Holdings PLC	6.800%	6/01/38	A+	33,154

40	JPMorgan Chase & Company	3.375%	5/01/23	A	39,573

45	JPMorgan Chase & Company	6.400%	5/15/38	A+	58,794

155	JPMorgan Chase & Company	6.750%	1/29/49	BBB–	163,525

35	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB–	37,961

200	Santander UK PLC, 144A	5.000%	11/07/23	A–	211,239

200	Societe Generale, 144A	5.000%	1/17/24	BBB+	201,096

200	State Bank of India London, 144A	4.875%	4/17/24	BBB–	212,423

25	Wells Fargo & Company	3.450%	2/13/23	A+	25,337
	Total Banks				1,762,993

	Beverages – 1.1%

200	Coca-Cola Icecek AS, 144A	4.750%	10/01/18	BBB	212,922

	Building Products – 0.3%

60	Owens Corning Incorporated	4.200%	12/15/22	BBB–	60,893

	Capital Markets – 2.1%

125	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	144,598

85	Goldman Sachs Group, Inc.	3.625%	1/22/23	A	86,073

30	Lazard Group LLC	4.250%	11/14/20	BBB+	31,619

75	Morgan Stanley	3.750%	2/25/23	A	76,937

75	Morgan Stanley	4.350%	9/08/26	BBB+	75,448
	Total Capital Markets				414,675

	Chemicals – 2.8%

25	Hexion US Finance	6.625%	4/15/20	B3	24,500

25	Huntsman International LLC	8.625%	3/15/21	B+	26,813

200	Mexichem SAB de CV, 144A	4.875%	9/19/22	BBB	206,500

25	Momentive Performance Materials Inc., (4)	8.875%	10/15/20	N/R	—

25	Momentive Performance Materials Inc.	3.880%	10/24/21	N/R	21,188

200	Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	210,000

50	Taminco Global Chemical Corporation, 144A	9.750%	3/31/20	B–	54,750
	Total Chemicals				543,751

	Consumer Finance – 1.0%

100	Capital One Bank	3.375%	2/15/23	Baa1	99,444

75	Discover Financial Services	5.200%	4/27/22	BBB+	82,830

13	First Data Corporation	6.750%	11/01/20	BB–	13,878
	Total Consumer Finance				196,152

Nuveen Investments	33

Nuveen Global Total Return Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Containers & Packaging – 0.2%

50	CAD	Cascades Inc., 144A	5.500%	7/15/21	Ba3	$41,853

		Diversified Consumer Services – 0.9%

$20		Nine West Holdings Incorporated, 144A	8.250%	3/15/19	CCC	16,700

100	GBP	Twinkle Pizza Holdings PLC, 144A	6.625%	8/01/21	B	158,870
		Total Diversified Consumer Services				175,570

		Diversified Financial Services – 1.0%

200		BNP Paribas	4.250%	10/15/24	A	202,059

		Diversified Telecommunication Services – 1.9%

25		AT&T, Inc.	5.550%	8/15/41	A	27,858

35		Brasil Telecom SA, 144A	5.750%	2/10/22	BB+	32,025

20		CyrusOne LP Finance	6.375%	11/15/22	B+	21,350

100		IntelSat Jackson Holdings	6.625%	12/15/22	B–	102,750

65		Qwest Corporation	6.750%	12/01/21	BBB–	75,160

55		Verizon Communications	5.150%	9/15/23	A–	60,733

20		Verizon Communications	6.550%	9/15/43	A–	25,623

20		Windstream Corporation	6.375%	8/01/23	BB	18,700
		Total Diversified Telecommunication Services				364,199

		Electric Utilities – 1.2%

55		APT Pipelines Limited, 144A	3.875%	10/11/22	BBB	53,738

25		Constellation Energy Group	5.150%	12/01/20	BBB+	27,680

50		FirstEnergy Corporation	4.250%	3/15/23	Baa3	51,591

100		NRG Yield Operating LLC, 144A	5.375%	8/15/24	BB+	101,500
		Total Electric Utilities				234,509

		Energy Equipment & Services – 1.5%

20		Diamond Offshore Drilling Inc.	5.700%	10/15/39	A	19,141

55		Nabors Industries Inc.	4.625%	9/15/21	BBB	51,675

200		Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB	204,063

25		Weatherford International PLC	7.000%	3/15/38	BBB–	24,041
		Total Energy Equipment & Services				298,920

		Gas Utilities – 0.1%

25		AmeriGas Finance LLC	6.750%	5/20/20	Ba2	25,750

		Health Care Providers & Services – 0.5%

100		Davita Inc.	5.125%	7/15/24	B+	102,000

		Hotels, Restaurants & Leisure – 0.1%

25		Shearer’s Foods LLC, 144A	9.000%	11/01/19	B1	27,250

		Household Durables – 0.3%

50		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	52,250

34	Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Independent Power & Renewable Electricity Producers – 0.7%

$100		AES Corporation	7.375%	7/01/21	BB	$113,000

20		GenOn Energy Inc.	9.500%	10/15/18	B	19,900
		Total Independent Power & Renewable Electricity Producers				132,900

		Industrial Conglomerates – 1.1%

200		Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	208,000

		Insurance – 0.9%

50		Genworth Holdings Inc.	4.800%	2/15/24	Baa3	40,531

30		Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	32,456

100		Symetra Financial Corporation	4.250%	7/15/24	BBB+	101,933
		Total Insurance				174,920

		Machinery – 0.8%

55		Eaton Corporation	4.150%	11/01/42	A–	54,588

50		Ingersoll Rand	5.750%	6/15/43	BBB	58,931

40		Terex Corporation	6.000%	5/15/21	BB	40,800
		Total Machinery				154,319

		Media – 1.8%

20		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	19,400

20		Comcast Corporation	6.400%	5/15/38	A–	26,704

55		DIRECTV Holdings LLC	3.800%	3/15/22	BBB	55,955

50		Gannett Company Inc.	5.125%	7/15/20	BB+	51,000

30		NBC Universal Media LLC	4.375%	4/01/21	A–	32,994

70		News America Holdings Inc.	6.650%	11/15/37	BBB+	93,468

45		SES SA, 144A	3.600%	4/04/23	BBB	45,453

25	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	21,411
		Total Media				346,385

		Metals & Mining – 3.6%

105		Alcoa Inc.	5.400%	4/15/21	BBB–	113,719

45		Allegheny Technologies Inc.	5.875%	8/15/23	BBB–	46,036

25		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	22,015

55		ArcelorMittal	6.750%	2/25/22	BB+	58,713

35		Century Aluminum Company, 144A	7.500%	6/01/21	B+	35,875

50		Cliffs Natural Resources Inc.	4.800%	10/01/20	BB–	27,000

25		Coeur d’Alene Mines Corporation, Convertible Bond	7.875%	2/01/21	B+	19,688

25		First Quantum Minerals Limited, 144A	6.750%	2/15/20	BB	22,625

75		Freeport McMoRan, Inc.	3.550%	3/01/22	BBB	70,883

65		Newmont Mining Corporation	3.500%	3/15/22	BBB	61,084

35		Teck Resources Limited	6.250%	7/15/41	BBB	32,265

25		Vale Overseas Limited	6.875%	11/10/39	A–	26,627

Nuveen Investments	35

Nuveen Global Total Return Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Metals & Mining (continued)

$80		Xstrata Finance Canada Limited, 144A	3.600%	1/15/17	BBB	$82,494

100		Yamana Gold Inc.	4.950%	7/15/24	Baa3	97,598
		Total Metals & Mining				716,622

		Oil, Gas & Consumable Fuels – 5.5%

50		Amerada Hess Corporation	7.125%	3/15/33	BBB	61,596

50		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	58,573

80		Apache Corporation	4.250%	1/15/44	A–	69,915

25		Atlas Pipeline LP Finance	5.875%	8/01/23	B+	24,750

25		Calumet Specialty Products	7.625%	1/15/22	B+	23,125

30		Cenovus Energy Inc.	3.800%	9/15/23	BBB+	29,295

200		CNOOC Finance 2014 ULC	4.250%	4/30/24	AA–	206,936

5		Concho Resources Inc.	5.500%	10/01/22	BB+	5,050

25		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	23,500

20	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	B	16,182

25		Petrobras International Finance Company	5.375%	1/27/21	Baa2	23,164

25		Petrobras International Finance Company	6.875%	1/20/40	Baa2	23,139

200		Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	AA–	203,512

200		Thai Oil PCL, 144A	3.625%	1/23/23	Baa1	196,584

85		Transocean Inc.	3.800%	10/15/22	BBB–	68,878

50		Western Refining Inc.	6.250%	4/01/21	B+	48,750
		Total Oil, Gas & Consumable Fuels				1,082,949

		Paper & Forest Products – 0.8%

25		Domtar Corporation	4.400%	4/01/22	BBB–	25,659

80		Domtar Corporation	6.750%	2/15/44	BBB–	90,596

50		Resolute Forest Products	5.875%	5/15/23	BB–	47,500
		Total Paper & Forest Products				163,755

		Personal Products – 0.2%

30		International Paper Company	8.700%	6/15/38	BBB	45,220

		Real Estate Investment Trust – 1.6%

70		American Tower Company	5.000%	2/15/24	BBB	74,233

50		ARC Property Operating Partnership LP, Clark Acquisition LLC	4.600%	2/06/24	BB+	46,127

75		Digital Realty Trust Inc.	3.625%	10/01/22	BBB	73,858

80		HCP Inc.	3.750%	2/01/19	BBB+	83,962

15		Prologis Inc.	6.875%	3/15/20	BBB+	17,619

20		Simon Property Group, L.P.	5.650%	2/01/20	A	22,957
		Total Real Estate Investment Trust				318,756

		Road & Rail – 0.2%

30		Hertz Corporation	7.375%	1/15/21	B	31,500

36	Nuveen Investments

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Software – 0.5%

$25	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	$23,500

75	Computer Sciences Corporation	4.450%	9/15/22	BBB+	76,718
	Total Software				100,218

	Specialty Retail – 0.3%

35	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	36,267

25	The Men’s Warehouse Inc., 144A	7.000%	7/01/22	B2	25,688
	Total Specialty Retail				61,955

	Tobacco – 0.6%

100	Altria Group Inc.	2.850%	8/09/22	BBB+	97,170

30	Reynolds American Inc.	3.250%	11/01/22	Baa2	29,221
	Total Tobacco				126,391

	Trading Companies & Distributors – 0.6%

100	United Rentals North America Inc.	7.375%	5/15/20	BB–	108,000

	Transportation Infrastructure – 0.2%

35	Asciano Finance, 144A	5.000%	4/07/18	Baa2	37,627

	Wireless Telecommunication Services – 3.2%

150	Deutsche Telekom International Finance BV, 144A	4.875%	3/06/42	BBB+	160,340

200	ENTEL Chile SA, 144A	4.750%	8/01/26	BBB+	198,362

200	Softbank Corporation, 144A	4.500%	4/15/20	BB+	197,000

50	Sprint Corporation	7.250%	9/15/21	BB–	49,563

28	Viacom Inc.	4.375%	3/15/43	BBB+	25,782
	Total Wireless Telecommunication Services				631,047
	Total Corporate Bonds (cost $9,428,867)				9,588,900

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.1%

	Real Estate Investment Trust – 0.1%

$20	Boston Properties Limited Partnership	4.125%	5/15/21	A–	$21,288
$20	Total Convertible Bonds (cost $20,302)				21,288

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 4.2%

	Banks – 2.3%

$200	Barclays PLC	8.250%	N/A (5)	BB+	$204,984

35	Fifth Third Bancorp.	5.100%	N/A (5)	BB+	32,419

200	HSBC Holdings PLC	6.375%	N/A (5)	BBB	202,000
	Total Banks				439,403

Nuveen Investments	37

Nuveen Global Total Return Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Capital Markets – 0.9%

100	EUR	Baggot Securities Limited, 144A	10.240%	N/A (5)	N/R	$126,752

$75		Goldman Sachs Capital II	4.000%	N/A (5)	BB+	55,125
		Total Capital Markets				181,877

		Diversified Financial Services – 0.2%

30		Rabobank Nederland, 144A	11.000%	N/A (5)	Baa1	38,610

		Electric Utilities – 0.5%

100		Electricite de France, 144A	5.250%	N/A (5)	A3	102,500

		Insurance – 0.3%

25		Genworth Financial Inc.	6.150%	11/15/66	Ba1	15,375

50		Prudential Financial Inc.	5.200%	3/15/44	BBB+	49,500
		Total Insurance				64,875
		Total $1,000 Par (or similar) Institutional Preferred (cost $863,792)				827,265

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE–BACKED SECURITIES – 6.0%

$64		Banc of America Alternative Loan Trust, Pass Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	$52,990

66		Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	4/25/47	Caa1	65,085

38		Countrywide Home Loans Mortgage, Series 2005-27	5.500%	12/25/35	Caa1	36,007

145		Fannie Mae MDR, (WI/DD)	4.500%	TBA	Aaa	157,393

631		Fannie Mae MDR, (WI/DD)	4.000%	TBA	Aaa	672,370

40		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.368%	5/25/45	Aaa	40,132

147		Holmes Master Issuer PLC, Residential Mortgage Pool, Series 2012-1A, 144A	1.881%	10/15/54	AAA	146,510
$1,131		Total Asset-Backed and Mortgage-Backed Securities (cost $1,169,460)				1,170,487

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 37.5%

		Australia – 1.4%

325	AUD	Australian Government	4.250%	7/21/17	Aaa	$279,204

		Bermuda – 0.6%

$100		Bermuda Government, 144A	5.603%	7/20/20	AA–	109,500

		Brazil – 1.0%

600	BRL	Letra De Tesouro Nacional de Brazil	0.000%	1/01/16	BBB+	199,793

		Costa Rica – 1.0%

200		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	196,000

38	Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Germany – 4.4%

120	EUR	Bundesobligation	1.750%	2/15/24	Aaa	$161,600

450	EUR	Deutschland Republic	2.500%	8/15/46	Aaa	698,372
		Total Germany				859,972

		Indonesia – 1.2%

$100		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	110,750

100	EUR	Republic of Indonesia, 144A	2.875%	7/08/21	Baa3	122,518
		Total Indonesia				233,268

		Italy – 1.5%

210	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	3.750%	9/01/24	BBB+	296,519

		Malaysia – 1.4%

1,000	MYR	Republic of Malaysia	3.172%	7/15/16	A	284,242

		Mexico – 10.9%

4,750	MXN	Mexico Bonos de DeSarrollo	7.750%	12/14/17	A	351,608

9,000	MXN	Mexico Bonos de DeSarrollo	4.750%	6/14/18	A3	608,657

3,000	MXN	Mexico Bonos de DeSarrollo	5.000%	12/11/19	A–	202,016

8,650	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	673,809

3,825	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	298,465
		Total Mexico				2,134,555

		Norway – 0.9%

1,100	NOK	Norwegian Government Bond	3.750%	5/25/21	AAA	170,231

		Poland – 3.9%

600	PLN	Republic of Poland	3.250%	7/25/19	A	177,591

500	PLN	Republic of Poland	5.750%	9/23/22	A	174,902

1,300	PLN	Republic of Poland	4.000%	10/25/23	A	413,475
		Total Poland				765,968

		Portugal – 0.9%

125	EUR	Portugal Obrigacoes do Tesouro, 144A, Reg S	4.750%	6/14/19	Ba1	172,266

		Romania – 0.6%

100		Republic of Romania, 144A	6.125%	1/22/44	BBB–	121,125

		South Africa – 4.8%

3,800	ZAR	Republic of South Africa	7.250%	1/15/20	BBB+	324,985

4,900	ZAR	Republic of South Africa	6.750%	3/31/21	BBB+	405,462

2,000	ZAR	Republic of South Africa	10.500%	12/21/26	BBB+	207,908
		Total South Africa				938,355

		Sweden – 0.8%

1,000	SEK	Republic of Sweden	3.500%	6/01/22	Aaa	154,961

Nuveen Investments	39

Nuveen Global Total Return Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		United Kingdom – 2.2%

250	GBP	United Kingdom, Treasury Bill	3.750%	9/07/19	Aa1	$436,002
		Total Sovereign Debt (cost $7,995,858)				7,351,961
		Total Long-Term Investments (cost $19,834,467)				19,362,622

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 4.3%

		Repurchase Agreements – 4.3%

$845		Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/14, repurchase price $844,829, collateralized by $860,000 U.S. Treasury Notes, 2.000%, due 10/31/21, value $864,300	0.000%	1/02/15		$844,829
		Total Short-Term Investments (cost $844,829)				844,829
		Total Investments (cost $20,679,296) – 102.9%				20,207,451
		Other Assets Less Liabilities – (2.9)% (6)				(560,282)
		Net Assets – 100%				$19,647,169

Investments in Derivatives as of December 31, 2014

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America	Japanese Yen	118,000,000	U.S. Dollar	991,549	1/30/15	$6,210
Bank of America	South African Rand	630,000	U.S. Dollar	53,062	2/13/15	(1,060)
Bank of America	U.S. Dollar	169,786	Malaysian Ringgit	586,000	1/12/15	(2,347)
Bank of America	U.S. Dollar	492,554	Malaysian Ringgit	1,700,000	1/12/15	(6,808)
Bank of America	U.S. Dollar	511,940	Japanese Yen	61,000,000	1/30/15	(2,570)
Bank of America	U.S. Dollar	611,313	Japanese Yen	73,000,000	1/30/15	(1,740)
Bank of America	U.S. Dollar	804,140	Japanese Yen	95,000,000	1/30/15	(10,859)
Bank of America	U.S. Dollar	1,056,323	Japanese Yen	125,000,000	1/30/15	(12,532)
Barclays Bank PLC	Polish Zloty	1,525,000	U.S. Dollar	453,110	2/13/15	23,152
Barclays Bank PLC	U.S. Dollar	255,169	Polish Zloty	870,000	2/13/15	(9,881)
BNP Paribas	South Korean	1,000,000,000	U.S. Dollar	882,068	2/25/15	(29,925)
Citigroup	Euro	389,000	U.S. Dollar	483,823	1/30/15	12,988
Citigroup	Euro	780,000	U.S. Dollar	958,815	1/30/15	14,724
Citigroup	Swedish Krona	1,090,000	U.S. Dollar	143,083	2/13/15	3,240
Citigroup	U.S. Dollar	1,543,058	Pound Sterling	988,000	2/13/15	(3,635)
Credit Suisse	Brazilian Real	515,000	U.S. Dollar	201,629	1/05/15	7,889
Credit Suisse	Brazilian Real	515,000	U.S. Dollar	190,276	2/03/15	(1,956)
Credit Suisse	Mexican Peso	2,900,000	U.S. Dollar	198,345	2/13/15	2,258
Credit Suisse	Mexican Peso	11,153,000	U.S. Dollar	752,082	2/13/15	(2,039)
Credit Suisse	Norwegian Krone	1,217,000	U.S. Dollar	160,894	2/13/15	(2,213)
Credit Suisse	U.S. Dollar	191,806	Brazilian Real	515,000	1/05/15	1,934
Goldman Sachs	U.S. Dollar	293,652	Pound Sterling	188,000	2/13/15	(725)
Goldman Sachs	U.S. Dollar	563,116	Indian Rupee	36,000,000	2/18/15	1,679
JPMorgan	South African Rand	4,295,000	U.S. Dollar	361,498	2/13/15	(7,470)
Morgan Stanley	Canadian Dollar	240,000	U.S. Dollar	206,065	2/13/15	(322)
Morgan Stanley	South African Rand	5,800,000	U.S. Dollar	487,842	2/13/15	(10,416)
Morgan Stanley	U.S. Dollar	140,790	Canadian Dollar	164,000	2/13/15	241
						$(32,183)

40	Nuveen Investments

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (7)	Current Credit Spread (8)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs*	Markit CDX NA HY22 Index	Sell	3.26%	$198,000	5.000%	6/20/19	$13,921	$2,642
*	Citigroup is the clearing house for this transaction.

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$200,000	Receive	3-Month USD-LIBOR-BBA	2.078%	Semi-Annually	2/19/23	$(343)

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(9)	3/15	$(1,070,367)	$173
U.S. Treasury 10-Year Note	Short	(17)	3/15	(2,155,547)	(4,067)
U.S. Treasury Long Bond	Short	(1)	3/15	(144,563)	(3,569)
U.S. Treasury Ultra Bond	Short	(3)	3/15	(495,562)	(21,823)
				$(3,866,039)	$(29,286)

Nuveen Investments	41

Nuveen Global Total Return Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

(7)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.
MDR	Denotes investment is subject to dollar roll transactions.

N/A	Not applicable.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

PLN	Polish Zloty

SEK	Swedish Krona

ZAR	South African Rand

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

42	Nuveen Investments

Nuveen High Income Bond Fund

Portfolio of Investments	December 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.3%

	COMMON STOCKS – 1.3%

	Airlines – 0.2%

23,300	Delta Air Lines, Inc.	$1,146,127

	Building Products – 0.0%

527	Dayton Superior, Class A, (2), (3)	30,195

585	Dayton Superior, Class 1, (2), (3)	33,550
	Total Building Products	63,745

	Capital Markets – 0.1%

5,732	Adamas Finance Asia Limited, (2)	4,700

50,000	Och-Ziff Capital Management Group, Class A Shares	584,000

15,000	Prospect Capital Corporation	123,900

6,000	Technology Investment Capital Corporation	45,180
	Total Capital Markets	757,780

	Containers & Packaging – 0.3%

29,400	Packaging Corp. of America	2,294,670

	Media – 0.2%

63,000	Cablevision Systems Corporation, (4)	1,300,320

	Metals & Mining – 0.0%

499,059	Northland Resources SA, (2), (3)	499

	Oil, Gas & Consumable Fuels – 0.0%

75,000	Pengrowth Energy Corporation	233,250

	Real Estate Investment Trust – 0.5%

17,500	Camden Property Trust	1,292,200

18,700	Colony Financial Inc.	445,434

15,000	Liberty Property Trust	564,450

16,000	Mid-America Apartment Communities	1,194,880
	Total Real Estate Investment Trust	3,496,964
	Total Common Stocks (cost $7,697,250)	9,293,355

Shares	Description (1), (5)	Value

	EXCHANGE-TRADED FUNDS – 0.5%

13,500	Consumer Discretionary Select Sector SPDR Trust	$974,025

38,000	PowerShares Senior Loan Portfolio	913,140

51,000	SPDR S&P Homebuilders ETF, (4)	1,740,120
	Total Exchange-Traded Funds (cost $3,563,630)	3,627,285

Nuveen Investments	43

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Shares	Description (1)	Coupon		Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.6%

	Electric Utilities – 0.3%

45,000	Exelon Corporation, (17)	6.500%		BBB–	$2,362,500

	Independent Power & Renewable Electricity Producers – 0.2%

13,000	Dynegy Inc.	5.375%		N/R	1,326,000

	Metals & Mining – 0.1%

43,500	ArcelorMittal	6.000%		BB–	752,550
	Total Convertible Preferred Securities (cost $4,481,053)				4,441,050

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (7)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 4.2% (8)

	Auto Components – 0.5%

$4,000	Crowne Group LLC, Second Lien Term Loan C	9.000%	9/29/21	CCC+	$3,960,000

	Construction Materials – 0.3%

2,500	Atkore International Inc.	7.750%	9/27/21	CCC+	2,450,000

	Diversified Telecommunication Services – 0.2%

1,457	Birch Communications Inc., First Lien Term Loan	7.750%	4/19/20	B	1,435,432

	Health Care Equipment & Supplies – 0.3%

2,000	Surgery Center Holdings Inc., Second Lien Term Loan	8.500%	7/24/21	CCC+	1,940,000

	Health Care Providers & Services – 0.4%

3,000	RegionalCare Hospital Pernters Inc., Second Lien Term Loan	10.500%	10/21/19	CCC+	2,992,500

	Hotels, Restaurants & Leisure – 1.0%

998	Amaya BV, First Lien Term Loan	5.000%	7/29/21	BB	991,766

2,500	Amaya BV, Second Lien Term Loan	8.000%	7/29/22	B	2,481,250

1,891	Caesars Entertainment Corporation, Term Loan B5	5.985%	1/29/18	CCC–	1,659,748

1,975	Rock Ohio Caesar LLC, Term Loan B	5.000%	3/29/19	BB–	1,854,031

7,364	Total Hotels, Restaurants & Leisure				6,986,795

	Independent Power & Renewable Electricity Producers – 0.3%

130	Empire Generating Company LLC, Term Loan C	5.250%	3/13/21	B+	128,478

1,856	Empire Generating Company LLC	5.250%	3/13/21	B+	1,827,710

1,986	Total Independent Power & Renewable Electricity Producers				1,956,188

	Oil, Gas & Consumable Fuels – 0.8%

2,971	Arch Coal Inc., Term Loan B	6.250%	5/16/18	B+	2,471,377

2,493	Fieldwood Energy LLC, Second Lien Term Loan	8.375%	9/30/20	B2	1,835,807

2,000	Samson Investment Company Second Lien Term Loan	5.000%	9/25/18	B	1,581,666

7,464	Total Oil, Gas & Consumable Fuels				5,888,850

44	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (7)	Ratings (6)	Value

	Professional Services – 0.4%

$2,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	$1,887,500

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	Caa2	943,800
3,000	Total Professional Services				2,831,300
$32,771	Total Variable Rate Senior Loan Interests (cost $32,243,889)				30,441,065

Shares	Description (1)	Coupon		Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 4.3%

	Banks – 0.7%

82,830	Bank of America Corporation, (4)	4.000%		BB	$1,669,852

40,000	HSBC USA Inc., (4)	4.000%		BBB+	930,000

109,536	HSBC USA Inc.	0.983%		BBB+	2,475,514
	Total Banks				5,075,366

	Capital Markets – 0.7%

152,330	Morgan Stanley	4.000%		BB	3,042,030

66,903	Saratoga Investment Corporation	7.500%		N/R	1,714,724
	Total Capital Markets				4,756,754

	Consumer Finance – 0.3%

75,000	Capital One Financial Corporation, (4)	6.700%		Ba1	1,942,500

	Food Products – 0.2%

60,000	CHS Inc.	7.500%		N/R	1,525,200

	Household Durables – 0.1%

65,624	Hovnanian Enterprises Incorporated	7.625%		Caa2	1,000,110

	Insurance – 0.2%

60,000	AmTrust Financial Services Inc.	7.250%		N/R	1,459,800

	Marine – 0.1%

50,000	Safe Bulkers Inc., (4)	8.250%		N/R	865,000

	Multi-Utilities – 0.1%

17,000	Dominion Resources Inc.	7.625%		BBB	884,170

	Real Estate Investment Trust – 1.9%

50,000	Colony Financial Inc.	7.250%		N/R	1,282,500

75,000	Coresite Realty Corporation, (17)	7.250%		N/R	1,908,750

50,000	Corporate Office Properties Trust	7.375%		BB	1,304,000

70,000	General Growth Properties	6.375%		N/R	1,754,200

50,000	Northstar Realty Finance Corporation	8.750%		N/R	1,261,500

72,767	Northstar Realty Finance Corporation	8.500%		N/R	1,823,541

40,500	Pebblebrook Hotel Trust, (17)	6.500%		N/R	1,024,650

79,000	Summit Hotel Properties Inc., (17)	7.125%		N/R	1,998,700

Nuveen Investments	45

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Shares		Description (1)	Coupon		Ratings (6)	Value

		Real Estate Investment Trust (continued)

50,000		Urstadt Biddle Properties, (17)	6.750%		N/R	$1,286,000
		Total Real Estate Investment Trust				13,643,841
		Total $25 Par (or similar) Retail Preferred (cost $30,470,029)				31,152,741

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		CORPORATE BONDS – 80.3%

		Aerospace & Defense – 0.0%

$200		Spirit AeroSystems Inc., (4)	5.250%	3/15/22	Ba3	$203,500

		Asset-Backed Securities – 0.5%

3,284		American Airlines Inc., Pass-Through Trust 2013-2B	5.600%	7/15/20	BB+	3,349,684

		Auto Components – 3.1%

2,500		Allied Specialty Vehicle Inc., 144A	8.500%	11/01/19	B+	2,618,750

3,600		Gestamp Funding Luxembourg SA, 144A	5.625%	5/31/20	BB	3,636,000

2,475		Jac Holding Corporation, 144A, (4)	11.500%	10/01/19	B	2,524,500

3,060		Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance Inc.	7.875%	10/01/22	Caa1	2,968,200

3,350		MPG Holdco I Inc., 144A, (4)	7.375%	10/15/22	B+	3,450,500

2,000		Nexteer Automotive Group Limited, 144A	5.875%	11/15/21	Ba1	2,000,000

2,000		Schaeffler Holding Finance BV, 144A, (4)	6.750%	11/15/22	B1	2,090,000

2,900	NOK	Stackpole International Intermediate Company, 144A, (4)	7.750%	10/15/21	B+	2,900,000
		Total Auto Components				22,187,950

		Banks – 2.0%

3,000		Banco Do Brasil, 144A	9.000%	12/18/64	Ba2	2,790,000

3,230		Popular Inc.	7.000%	7/01/19	BB–	3,230,000

3,625		Royal Bank of Scotland Group PLC	5.500%	11/29/49	B+	4,167,120

2,000		Turkiye Vakiflar Bankasi T.A.O, 144A	6.000%	11/01/22	BB+	1,981,000

2,000		UT2 Funding PLC	5.321%	6/30/16	BB–	2,458,828
		Total Banks				14,626,948

		Beverages – 0.2%

1,750		Cott Beverages USA Inc., 144A	6.750%	1/01/20	B–	1,750,000

		Building Products – 1.8%

1,500		Associated Materials Inc.	9.125%	11/01/17	B–	1,237,500

4,000		Builders FirstSource Inc., 144A, (4)	7.625%	6/01/21	B	4,100,000

2,300		Building Materials Holdings Corporation, 144A	9.000%	9/15/18	B–	2,415,000

2,813		Hardwoods Acquisition Inc., 144A	7.500%	8/01/21	B	2,770,805

189		Odebrecht Offshore Drilling Finance Limited, Reg S	6.750%	10/01/22	BBB	172,478

2,750		Ply Gem Industries Inc., (4)	6.500%	2/01/22	CCC+	2,585,000
		Total Building Products				13,280,783

46	Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Chemicals – 2.7%

$2,500		Hexion US Finance Corporation	8.875%	2/01/18	CCC	$2,225,000

3,500		HIG BBC Intermediate Holdings LLC for Cornerstone Chemical Company	10.500%	9/15/18	N/R	3,395,000

2,950		Ineos Group Holdings SA, 144A, (4)	6.125%	8/15/18	B–	2,824,625

2,500		Kissner Milling Company Limited, 144A	7.250%	6/01/19	B–	2,500,000

2,775		Momentive Performance Materials Inc., (3)	8.875%	10/15/20	N/R	—

2,775		Momentive Performance Materials Inc.	3.880%	10/24/21	N/R	2,351,813

2,800		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	2,940,000

2,675		PolyOne Corporation, (4)	7.375%	9/15/20	BB	2,845,531
		Total Chemicals				19,081,969

		Commercial Services & Supplies – 2.5%

1,600		ABX Group Inc., 144A	8.750%	12/01/20	CCC+	1,351,000

2,840		ADT Corporation, (4)	6.250%	10/15/21	BBB–	2,918,100

3,050		Casella Waste Systems Inc., (4)	7.750%	2/15/19	CCC+	3,095,750

2,650		Clean Harbors Inc., (4)	5.250%	8/01/20	BB+	2,663,250

4,290		GFL Environmental Corporation, 144A	7.500%	6/18/18	B+	3,619,434

2,000		Square Two Financial Corporation, (4)	11.625%	4/01/17	B2	1,980,000

2,400	EUR	Waste Italia SPA, 144A	10.500%	11/15/19	B2	2,671,797
		Total Commercial Services & Supplies				18,299,331

		Communications Equipment – 0.5%

2,000		Avaya Inc., 144A, (4)	10.500%	3/01/21	CCC+	1,710,000

2,000		Broadview Networks Holdings Inc.	10.500%	11/15/17	N/R	1,860,000
		Total Communications Equipment				3,570,000

		Construction & Engineering – 1.3%

2,000		AECOM Technology Corporation, 144A	5.875%	10/15/24	BB–	2,045,000

2,000		Michael Baker Holdings LLC Finance Corporation, 144A	8.875%	4/15/19	B–	1,930,000

3,250		Michael Baker International LLC / CDL Acquisition Company Inc., 144A	8.250%	10/15/18	B+	3,233,750

15,000		VV Holding AS, 144A	6.980%	7/10/19	N/R	1,942,171
		Total Construction & Engineering				9,150,921

		Construction Materials – 0.7%

2,000		Cemex SAB de CV, 144A	5.700%	1/11/25	BB–	1,940,000

2,825		Norbord Inc., 144A	5.375%	12/01/20	Ba2	2,740,250
		Total Construction Materials				4,680,250

		Consumer Finance – 1.2%

2,500		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	2,525,000

3,000		Enova International Inc., 144A	9.750%	6/01/21	B	2,955,000

3,000		First Data Corporation, 144A	8.250%	1/15/21	B–	3,210,000
		Total Consumer Finance				8,690,000

Nuveen Investments	47

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Containers & Packaging – 1.8%

$240		Ardagh Packaging Finance / MP HD USA, 144A	7.000%	11/15/20	Caa1	$242,400

2,300		Ardagh Packaging Finance / MP HD USA, 144A, (4)	6.750%	1/31/21	CCC+	2,288,500

3,000		Cascades Inc., 144A	5.500%	7/15/22	Ba3	2,985,000

2,000		Coveris Holdings SA, 144A	7.875%	11/01/19	B–	2,060,000

2,000		PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	2,000,000

2,900		Reynolds Group	9.875%	8/15/19	CCC+	3,074,000
		Total Containers & Packaging				12,649,900

		Diversified Consumer Services – 1.2%

3,000	NOK	Gibson Brands Inc., 144A	8.875%	8/01/18	B–	2,880,000

3,185		Jones Group Inc.	6.125%	11/15/34	CCC	1,911,000

2,300		Twinkle Pizza Holdings PLC, 144A	8.625%	8/01/22	CCC+	3,639,678
		Total Diversified Consumer Services				8,430,678

		Diversified Financial Services – 1.5%

2,000		CNG Holdings Inc., 144A	9.375%	5/15/20	B–	1,320,000

2,800		Fly Leasing Limited	6.375%	10/15/21	BB	2,758,000

3,000		Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B1	2,790,000

2,300		Jefferies Finance LLC Corporation, 144A	6.875%	4/15/22	B1	2,104,500

2,000		Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	1,920,000
		Total Diversified Financial Services				10,892,500

		Diversified Telecommunication Services – 1.8%

3,250		CenturyLink Inc.	7.650%	3/15/42	BB+	3,233,750

2,950		Consolidated Communications Finance Company, 144A	6.500%	10/01/22	B–	2,957,375

3,725	CAD	IntelSat Jackson Holdings, (4)	6.625%	12/15/22	B–	3,827,438

2,650		WideOpenWest Finance Capital Corporation	13.375%	10/15/19	CCC+	2,789,125
		Total Diversified Telecommunication Services				12,807,688

		Electric Utilities – 1.3%

2,000		Energy Future Intermediate Holding Company LLC, 144A, (10)	11.750%	3/01/22	N/R	2,370,000

3,450		Intergen NV, 144A, (4)	7.000%	6/30/23	B+	3,277,500

421		Midwest Generation LLC	8.560%	1/02/16	N/R	424,808

2,500		RJS Power Holdings LLC, 144A	5.125%	7/15/19	BB–	2,468,750

1,000		Texas Competitive Electric Holdings, 144A, (10)	11.500%	10/01/20	N/R	707,500
		Total Electric Utilities				9,248,558

		Energy Equipment & Services – 1.3%

3,000		Compressco Partners LP / Compressco Finance Corporation, 144A	7.250%	8/15/22	B	2,580,000

2,250		Drill Rigs Holdings Inc., 144A	6.500%	10/01/17	B	1,856,250

2,500		Hercules Offshore LLC, 144A	8.750%	7/15/21	B	1,150,000

1,000		Offshore Group Investment Limited, (4)	7.500%	11/01/19	B–	745,000

48	Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Energy Equipment & Services (continued)

$1,000		SAExploration Holdings Inc., 144A	10.000%	7/15/19	B–	$620,000

4,250	NOK	Seventy Seven Energy Inc.	6.500%	7/15/22	B	2,486,250
		Total Energy Equipment & Services				9,437,500

		Food & Staples Retailing – 0.8%

2,500		Kehe Distributors LLC Finance, 144A	7.625%	8/15/21	B–	2,656,250

2,000		Roundy’s Supermarkets Inc., 144A	10.250%	12/15/20	B3	1,740,000

1,500		Supervalu Inc.	7.750%	11/15/22	B	1,470,000
		Total Food & Staples Retailing				5,866,250

		Food Products – 2.0%

2,500		Diamond Foods Inc., 144A	7.000%	3/15/19	CCC+	2,562,500

4,050		JBS Investments GmbH, 144A	7.250%	4/03/24	BB	3,979,125

3,000		Land O Lakes Capital Trust I	7.450%	3/15/28	BB	3,105,000

3,200		Marfrig Holding Europe BV, 144A, (4)	8.375%	5/09/18	B+	3,152,000

2,000		Southern States Cooperative Inc., 144A	10.000%	8/15/21	B	1,710,000
		Total Food Products				14,508,625

		Gas Utilities – 0.8%

2,925		Ferrellgas LP, (4)	6.750%	1/15/22	B+	2,859,188

3,010		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	3,025,050
		Total Gas Utilities				5,884,238

		Health Care Equipment & Supplies – 0.4%

1,050		Labco SAS, Reg S	8.500%	1/15/18	BB–	1,321,378

1,800		Tenet Healthcare Corporation	6.875%	11/15/31	B3	1,692,000
		Total Health Care Equipment & Supplies				3,013,378

		Health Care Providers & Services – 2.6%

3,000		Bioscrip Inc., 144A	8.875%	2/15/21	CCC	2,700,000

4,275		Community Health Systems, Inc.	5.125%	8/01/21	BB+	4,435,313

2,700		HCA Inc., (4)	6.500%	2/15/20	BB+	3,025,350

3,053		Lifepoint Hospitals Inc.	5.500%	12/01/21	Ba2	3,121,693

1,200		Mallinckrodt International Finance SA, 144A	5.750%	8/01/22	BB–	1,233,000

2,000		Opal Acquisition Inc., 144A	8.875%	12/15/21	CCC+	2,030,000

2,150		Select Medical Corporation	6.375%	6/01/21	B–	2,182,250
		Total Health Care Providers & Services				18,727,606

		Hotels, Restaurants & Leisure – 2.0%

2,450		1011778 BC ULC/NEW RED FINANCE INC., 144A, (4)	6.000%	4/01/22	B–	2,511,250

2,250		Caesars Entertainment Resort Properties LLC, 144A	8.000%	10/01/20	B+	2,205,000

3,000		Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance Inc., 144A, (4)	9.375%	5/01/22	B–	2,640,000

2,000		Roc Finance LLC and Roc Finance 1 Corporation, 144A	12.125%	9/01/18	B	2,110,000

Nuveen Investments	49

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Hotels, Restaurants & Leisure (continued)

$1,750		Shearer’s Foods LLC, 144A	9.000%	11/01/19	B1	$1,907,500

250		TUI AG	4.500%	10/01/19	Ba3	318,698

2,850	NOK	Wynn Macau Limited, 144A	5.250%	10/15/21	BB	2,679,000
		Total Hotels, Restaurants & Leisure				14,371,448

		Household Durables – 2.2%

2,500		Beazer Homes USA, Inc.	7.500%	9/15/21	CCC+	2,512,500

4,395		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	4,592,775

2,000		K. Hovnanian Enterprises Inc.	5.000%	11/01/21	Ba3	1,700,000

3,950		Rialto Holdings LLC-Rialto Corporation	7.000%	12/01/18	B	4,009,250

2,325		Standard Pacific Corporation	8.375%	1/15/21	B+	2,633,063

720		Standard Pacific Corporation	5.875%	11/15/24	B+	720,000
		Total Household Durables				16,167,588

		Household Products – 0.4%

3,000		Spectrum Brands Inc.	6.375%	11/15/20	BB–	3,127,500

		Independent Power & Renewable Electricity Producers – 1.3%

1,125		Abengoa Yield PLC, 144A, (4)	7.000%	11/15/19	N/R	1,108,125

2,575		AES Corporation, (4)	5.500%	3/15/24	BB	2,613,110

4,175		Dynegy Finance I Inc / Dynegy Finance II Inc., 144A	7.375%	11/01/22	B3	4,248,063

1,500		GenOn Energy Inc.	7.875%	6/15/17	B	1,492,500
		Total Independent Power & Renewable Electricity Producers				9,461,798

		Industrial Conglomerates – 0.4%

3,050		Stena AB, 144A, (4)	7.000%	2/01/24	BB	2,790,750

		Insurance – 0.3%

2,425		Genworth Holdings Inc.	4.800%	2/15/24	Baa3	1,965,770

		Leisure Equipment & Products – 0.5%

1,000		24 Hour Holdings III LLC, 144A, (4)	8.000%	6/01/22	CCC+	800,000

2,925		Gateway Casinos & Entertainment Limited	8.500%	11/26/20	B+	2,477,086
		Total Leisure Equipment & Products				3,277,086

		Machinery – 1.6%

2,310		Blueline Rental Finance Corporation, 144A	7.000%	2/01/19	B	2,367,750

3,515		Chassix Inc., 144A	9.250%	8/01/18	B–	2,372,625

3,000		Commercial Vehicle Group, (4)	7.875%	4/15/19	B	3,097,500

3,730		CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B+	3,935,150
		Total Machinery				11,773,025

		Marine – 2.0%

10,175		BOA SBL AS, 144A	7.230%	4/19/18	N/R	1,160,604

9,920		E Forland AS	8.610%	9/04/18	B	1,201,234

50	Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Marine (continued)

$2,000		Eletson Holdings Inc., 144A	9.625%	1/15/22	B	$1,960,000

2,750		Global Ship Lease Inc., 144A	10.000%	4/01/19	B	2,770,625

2,750		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	2,681,250

2,500		Navios South American Logisitics Inc., Finance US Inc., 144A, (4)	7.250%	5/01/22	B+	2,475,000

2,200		Topaz Marine SA, 144A	8.625%	11/01/18	B–	2,021,360
		Total Marine				14,270,073

		Media – 5.9%

3,600		Altice S.A, 144A	7.750%	5/15/22	B	3,606,750

2,250		CCOH Safari LLC	5.500%	12/01/22	B+	2,283,750

2,000	GBP	Cequel Communication Holdings I, 144A, (4)	5.125%	12/15/21	B–	1,940,000

2,850		Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB–	2,785,875

2,200		Clear Channel Communications, Inc., (4)	10.000%	1/15/18	CCC–	1,886,500

3,000	EUR	Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	3,090,000

1,475		Gannett Company Inc.	5.125%	7/15/20	BB+	1,504,500

2,000		Harron Communications Finance, 144A	9.125%	4/01/20	BB–	2,180,000

2,250		Lee Enterprises Inc., 144A, (4)	9.500%	3/15/22	B2	2,309,063

3,000		McGraw-Hill Global Education Holdings, (4)	9.750%	4/01/21	BB	3,315,000

2,600		Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	2,626,000

2,856		Numericable Group SA, 144A	6.000%	5/15/22	Ba3	2,871,708

1,000		Radio One Inc., 144A	9.250%	2/15/20	CCC	870,000

2,750		Sinclair Television Group, (4)	5.375%	4/01/21	B+	2,729,375

3,175		Sirius XM Radio Inc., 144A	6.000%	7/15/24	BB	3,254,375

2,500		SiTV Inc., 144A	10.375%	7/01/19	B–	2,318,750

3,150		Videotron Limited, 144A	5.625%	6/15/25	BB	2,697,753
		Total Media				42,269,399

		Metals & Mining – 5.2%

1,000		Aleris International Inc., (3)	10.000%	12/15/16	N/R	10

3,800		Anglogold Holdings PLC, (4)	5.125%	8/01/22	Baa3	3,467,549

2,965		Century Aluminum Company, 144A	7.500%	6/01/21	B+	3,039,125

1,900		Coeur d’Alene Mines Corporation, Convertible Bond, (4)	7.875%	2/01/21	B+	1,496,250

2,500		Compania Minera Ares SAC, 144A, (4)	7.750%	1/23/21	Ba1	2,487,500

2,975		Eldorado Gold Corporation, 144A, (4)	6.125%	12/15/20	BB	2,885,750

2,598		First Quantum Minerals Limited, 144A	6.750%	2/15/20	BB	2,351,190

2,000		Gold Fields Orogen Holdings BVI Limited, 144A	4.875%	10/07/20	BB+	1,680,000

2,500		GTL Trade Finance Inc., 144A	7.250%	4/16/44	BBB–	2,381,250

2,000		Imperial Metals Corporation, 144A, (4)	7.000%	3/15/19	CCC+	1,840,000

2,300		Lundin Mining Corporation, 144A	7.500%	11/01/20	Ba2	2,277,000

2,500		Magnetation LLC Finance Corporation, 144A	11.000%	5/15/18	B–	1,725,000

Nuveen Investments	51

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Metals & Mining (continued)

$3,504		Northland Resources AB	15.000%	7/15/19	N/R	$35,044

1,583		Northland Resources AB, (10)	4.000%	10/15/20	N/R	3,166

2,406		Permian Holdings Incorporated, 144A	10.500%	1/15/18	B–	1,804,500

2,000		Tempel Steel Company, 144A, (4)	12.000%	8/15/16	CCC+	1,880,000

2,950		Tupy S/A, 144A	6.625%	7/17/24	BB	2,832,000

1,435		Vale SA, (4)	5.625%	9/11/42	A–	1,336,573

2,400		Vedanta Resources PLC, 144A, (4)	6.000%	1/31/19	BB	2,340,000

2,000		Westmoreland Coal Co, 144A	8.750%	1/01/22	B	1,965,000
		Total Metals & Mining				37,826,907

		Multiline Retail – 0.4%

2,900		J.C. Penney Company Inc.	8.125%	10/01/19	Caa2	2,552,000

		Oil, Gas & Consumable Fuels – 11.5%

1,500		Alpha Natural Resources Inc.	6.000%	6/01/19	CCC+	465,000

3,000		American Eagle Energy Corporation, 144A	11.000%	9/01/19	Caa1	1,290,000

2,500		Armstrong Energy Inc.	11.750%	12/15/19	B–	2,575,000

900		Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	611,981

3,500		Atlas Energy Holdings Operating Company	9.250%	8/15/21	B–	2,712,500

1,000		Bonanza Creek Energy Inc.	5.750%	2/01/23	B–	790,000

1,125		Breitburn Energy Partners LP	7.875%	4/15/22	B–	869,063

1,000		California Resources Corporation, 144A	6.000%	11/15/24	Ba1	845,000

2,409		Calumet Specialty Products	7.625%	1/15/22	B+	2,228,325

2,000		CGG SA	6.875%	1/15/22	B+	1,520,000

1,467	NOK	Chaparral Energy Inc.	9.875%	10/01/20	B–	997,560

1,500		Connacher Oil and Gas Limited, 144A, (4)	8.500%	8/01/19	B	547,500

2,750		Crestwood Midstream Partners LP, (4)	6.125%	3/01/22	BB	2,626,250

2,060		Energy XXI Gulf Coast Inc., 144A, (4)	9.250%	12/15/17	B	1,339,000

2,700		EnQuest PLC, 144A	7.000%	4/15/22	B	1,674,000

1,010		EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	B–	858,500

15,000		Exmar NV	6.250%	7/07/17	N/R	2,007,581

10,000		GasLog Limited	7.230%	6/27/18	N/R	1,314,897

1,875		Gastar Exploration Inc.	8.625%	5/15/18	B–	1,668,750

2,490		Gibson Energy, 144A	6.750%	7/15/21	BB	2,483,775

2,400		Golden Close Maritime Corporation Limited, 144A	9.000%	10/24/19	N/R	2,040,000

850		Hiland Partners LP/ Hiland Partners Finance Corp., 144A	5.500%	5/15/22	B	748,000

2,500		Iona Energy Company UK	9.500%	9/27/18	N/R	1,750,000

1,965		Legacy Reserves LP Finance Corporation	6.625%	12/01/21	B	1,601,475

4,275		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	4,018,500

1,910		MEG Energy Corporation, 144A	7.000%	3/31/24	BB	1,728,550

52	Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Oil, Gas & Consumable Fuels (continued)

$3,000		Metro Exploration Holding Inc.	10.000%	2/14/16	N/R	$900,000

1,450		Midstates Petroleum Company Incorporated, (4)	10.750%	10/01/20	B–	768,500

1,451		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,392,960

1,500		Niska Gas Storage Canada ULC Finance Corporation, 144A, (4)	6.500%	4/01/19	B	1,128,750

1,250		Northern Blizzard Resources Inc., 144A	7.250%	2/01/22	B	1,012,500

2,500		Oasis Petroleum Inc., (4)	6.875%	3/15/22	B+	2,275,000

1,250		Paramount Resources Limited, 144A	7.625%	12/04/19	B	1,011,362

1,965		PBF Holding Company LLC	8.250%	2/15/20	BB+	1,974,825

1,000		Penn Virginia Corporation, (4)	8.500%	5/01/20	B–	800,000

1,375		PetroBakken Energy Limited, 144A	8.625%	2/01/20	B–	962,500

2,800		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	2,618,000

2,000		Rosetta Resources Inc., (4)	5.875%	6/01/24	B+	1,780,000

2,874		Sabine Pass Liquefaction LLC	5.625%	2/01/21	BB+	2,823,705

2,352		Sabine Pass LNG LP	7.500%	11/30/16	BB+	2,446,080

1,000		Sanchez Energy Corporation, (4)	7.750%	6/15/21	B–	930,000

1,935		Sandridge Energy Inc.	8.125%	10/15/22	B2	1,219,050

2,000		Sanjel Corporation, 144A	7.500%	6/19/19	N/R	1,500,000

2,750		Seadrill Limited, 144A, (4)	6.625%	9/15/20	N/R	2,282,500

13,000		Ship Finance International Limited	5.930%	3/19/19	N/R	1,613,444

1,470		SM Energy Company	6.500%	11/15/21	BB	1,425,900

900	EUR	Sterling Resources UK Limited	9.000%	4/30/19	N/R	828,000

1,750		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	1,837,500

2,030		Talos Production LLC, 144A, (4)	9.750%	2/15/18	CCC+	1,847,300

1,925		Transocean Inc., (4)	6.800%	3/15/38	BBB	1,649,546

2,025		Vanguard Natural Resources Finance	7.875%	4/01/20	B	1,747,069

2,895	EUR	Western Refining Inc.	6.250%	4/01/21	B+	2,822,625
		Total Oil, Gas & Consumable Fuels				82,908,323

		Paper & Forest Products – 2.5%

2,005		Appvion Inc., 144A	9.000%	6/01/20	B2	1,373,425

1,000		Mercer International Inc., 144A, (4)	7.750%	12/01/22	B2	1,012,500

3,550		Millar Western Forest Products Ltd	8.500%	4/01/21	B–	3,674,250

3,675		Resolute Forest Products	5.875%	5/15/23	BB–	3,491,250

4,550		Sappi Papier Holding GMBH, 144A	6.625%	4/15/21	BB	4,663,750

2,250		Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	2,213,438

1,450		Verso Paper Holdings LLC	11.750%	1/15/19	Caa1	1,450,000
		Total Paper & Forest Products				17,878,613

		Personal Products – 0.6%

3,750		Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B+	3,937,500

Nuveen Investments	53

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Pharmaceuticals – 0.4%

$2,900		VP Escrow Corporation, 144A, (4)	6.375%	10/15/20	B1	$3,030,500

		Real Estate Investment Trust – 0.6%

2,650	CAD	CTR Partnership LP/CareTrust Capital Corporation	5.875%	6/01/21	B+	2,683,123

1,750		KWG Property Holdings Limited	13.250%	3/22/17	B+	1,861,650
		Total Real Estate Investment Trust				4,544,773

		Real Estate Management & Development – 2.0%

2,000	CAD	Country Garden Holding Company, 144A, (4)	7.500%	1/10/23	BB+	1,890,000

1,800		Future Land Development Holdings Limited	10.250%	7/21/19	B+	1,728,000

2,625		Gemdale International Investment Limited	7.125%	11/16/17	Ba3	2,622,375

3,000	EUR	Hunt Companies Inc.	9.625%	3/01/21	N/R	3,060,000

1,800		Kaisa Group Holdings Limited, 144A	8.875%	3/19/18	BB–	1,201,500

3,965		Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	3,984,825
		Total Real Estate Management & Development				14,486,700

		Road & Rail – 0.5%

2,000		JCH Parent Inc., 144A	10.500%	3/15/19	Caa2	1,850,000

2,000		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B3	1,980,000
		Total Road & Rail				3,830,000

		Semiconductors & Semiconductor Equipment – 0.3%

2,450	CAD	Advanced Micro Devices, Inc., (4)	7.000%	7/01/24	B	2,076,375

		Software – 0.9%

2,000		BCP Singapore VI Cayman Financing Company Limited, 144A	8.000%	4/15/21	BB–	2,020,000

1,500		BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,410,000

2,500		Boxer Parent Company Inc./BMC Software, 144A, (4)	9.000%	10/15/19	CCC+	2,125,000

1,125		SixSigma Networks Mexico SA de CV, 144A, (4)	8.250%	11/07/21	B1	1,141,311
		Total Software				6,696,311

		Specialty Retail – 2.0%

2,000		Chino Intermediate Holdings A Inc., 144A, (4)	7.750%	5/01/19	CCC+	1,770,000

2,500	NOK	Guitar Center Inc., 144A, (4)	6.500%	4/15/19	B–	2,150,000

2,850		Neiman Marcus Mariposa Borrower / Merger Sub LLC, 144A, (4)	8.000%	10/15/21	CCC+	3,013,875

1,465		rue21, Inc., 144A	9.000%	10/15/21	CCC	1,172,000

3,175		The Men’s Warehouse Inc., 144A, (4)	7.000%	7/01/22	B2	3,262,313

3,155		Toys R Us Property Company II LLC, (4)	8.500%	12/01/17	Ba3	3,131,338
		Total Specialty Retail				14,499,526

		Textiles, Apparel & Luxury Goods – 0.5%

3,450		Polymer Group Inc., 144A, (4)	6.875%	6/01/19	CCC+	3,312,000

		Tobacco – 0.3%

2,000		Vector Group Limited	7.750%	2/15/21	Ba3	2,105,000

54	Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Transportation Infrastructure – 1.0%

$2,500		CMA CGM SA, 144A	8.750%	12/15/18	B–	$3,176,389

4,000	EUR	Navigator Holdings Limited	9.000%	12/18/17	N/R	4,159,868
		Total Transportation Infrastructure				7,336,257

		Wireless Telecommunication Services – 3.0%

15,500		AINMT Scandinavia Holdings AB	9.750%	3/19/19	N/R	1,933,635

2,000		Citizens Communications Company	9.000%	8/15/31	BB	2,110,000

2,075		FairPoint Communications Inc., 144A	8.750%	8/15/19	B	2,085,375

2,325		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	2,301,750

4,515		Sprint Corporation	7.250%	9/15/21	BB–	4,475,494

2,000		T-Mobile USA Inc.	6.250%	4/01/21	BB	2,047,000

1,550		Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	1,569,375

2,800		Wind Acquisition Finance SA, 144A	4.000%	7/15/20	BB	3,323,605

2,000		Wind Acquisition Finance SA, 144A	7.375%	4/23/21	B	1,887,600
		Total Wireless Telecommunication Services				21,733,834
		Total Corporate Bonds (cost $623,077,909)				578,567,313

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		CONVERTIBLE BONDS – 0.4%

		Metals & Mining – 0.0%

$1,500		Great Western Mineral Group	8.000%	4/06/17	N/R	$240,000

		Oil, Gas & Consumable Fuels – 0.4%

1,465		Alpha Natural Resources Inc.	4.875%	12/15/20	CCC+	540,219

2,300		DCP Midstream LLC, 144A, (4)	5.850%	5/21/43	Baa3	2,231,000
3,765		Total Oil, Gas & Consumable Fuels				2,771,219
$5,265		Total Convertible Bonds (cost $4,789,347)				3,011,219

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.0%

		Banks – 2.6%

$4,970		Barclays PLC	6.500%	N/A (11)	BB+	$5,887,671

3,000	EUR	Barclays PLC	8.000%	N/A (11)	BB+	3,778,088

2,638		Lloyd’s Banking Group PLC	7.500%	N/A (11)	BB	2,684,165

2,900		Societe Generale, 144A	0.981%	6/30/31	BB+	2,653,500

2,000		Societe Generale, 144A, (4)	7.875%	N/A (11)	BB+	1,937,500

2,000		SunTrust Bank Inc., (4)	5.625%	N/A (11)	BB+	2,010,000
		Total Banks				18,950,924

Nuveen Investments	55

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Capital Markets – 1.2%

$3,500		Baggot Securities Limited, 144A	10.240%	N/A (11)	N/R	$4,436,357

2,200		Deutsche Bank AG, (4)	7.500%	N/A (11)	BB+	2,112,000

2,840		Goldman Sachs Capital II	4.000%	N/A (11)	BB+	2,087,400
		Total Capital Markets				8,635,757

		Diversified Financial Services – 0.4%

3,000	EUR	Banco BTG Pactual SA/Luxembourg, 144A, (4)	8.750%	N/A (11)	Ba3	2,985,000

		Industrial Conglomerates – 0.1%

2,000		OAS Financial Limited, 144A	8.875%	1/15/67	BB–	620,000

		Insurance – 0.7%

2,000		Glen Meadows Pass-Through Trust	6.505%	N/A (11)	BB+	1,955,000

3,000	EUR	XL Capital Ltd	6.500%	N/A (11)	BBB	2,865,000
		Total Insurance				4,820,000
		Total $1,000 Par (or similar) Institutional Preferred (cost $36,973,079)				36,011,681

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		ASSET-BACKED SECURITIES – 0.0%

$2		Green Tree Financial Corporation, Manufactured Housing Contract Pass Through Certificates, Series 1998-1	6.040%	11/01/29	AA	$1,715
$2		Total Asset-Backed Securities (cost $1,671)				1,715

Shares		Description (1), (5)				Value

		INVESTMENT COMPANIES – 1.7%

144,000		Blackrock Credit Allocation Income Trust IV				$1,860,480

43,000		BlackRock MuniHoldings Insured Fund Inc.				572,760

160,500		First Trust Strategic High Income Fund II				2,327,250

39,500		Gabelli Global Gold Natural Resources and Income Trust				276,500

137,500		Invesco Dynamic Credit Opportunities Fund				1,629,375

20,000		Invesco Municipal Income Opportunities Trust, (4)				139,600

50,500		Petroleum & Resources Corporation Closed-End Fund				1,203,920

183,500		Pimco Income Strategy Fund				2,156,125

155,000		Pioneer Floating Rate Trust				1,763,900

27,351		WhiteHorse Finance Incorporated				315,904
		Total Investment Companies (cost $12,846,053)				12,245,814

Shares		Description (1)				Value

		WARRANTS – 0.0%

6,707		FairPoint Communications Inc., (17)				$134
		Total Warrants (cost $—)				134
		Total Long-Term Investments (cost $756,143,910)				708,793,372

56	Nuveen Investments

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 17.9%

	Money Market Funds – 17.9%

129,400,025	Mount Vernon Securities Lending Trust Prime Portfolio, (13)	0.272% (12)	$129,400,025
	Total Investments Purchased with Collateral from Securities Lending (cost $129,400,025)		129,400,025
	Total Investments (cost $885,543,935) – 116.2%		838,193,397
	Other Assets Less Liabilities – (16.2)% (14)		(117,060,895)
	Net Assets – 100%		$721,132,502

Investments in Derivatives as of December 31, 2014

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citigroup	Canadian Dollar	11,585,000	U.S. Dollar	9,948,177	2/13/15	$(13,815)
Citigroup	Euro	31,554,900	U.S. Dollar	39,246,722	1/30/15	1,051,138
Citigroup	Norwegian Krone	96,200,000	U.S. Dollar	14,166,642	1/30/15	1,270,837
Citigroup	Pound Sterling	2,290,000	U.S. Dollar	3,576,522	2/13/15	8,571
Citigroup	Swedish Krona	15,525,000	U.S. Dollar	2,037,944	2/13/15	46,126
Citigroup	U.S. Dollar	2,833,241	Euro	2,300,000	1/30/15	(49,209)
Citigroup	U.S. Dollar	2,992,392	Euro	2,400,000	1/30/15	(87,315)
Citigroup	U.S. Dollar	109,495	Norwegian Krone	744,000	1/30/15	(9,761)
Citigroup	U.S. Dollar	639,750	Norwegian Krone	4,600,000	1/30/15	(23,111)
Citigroup	U.S. Dollar	1,338,850	Norwegian Krone	9,900,000	1/30/15	(11,734)
Credit Suisse	Canadian Dollar	1,100,000	U.S. Dollar	944,373	2/13/15	(1,522)
						$2,180,205

Credit Default Swaps outstanding:

Clearing Broker	Referenced Entity	Buy/Sell Protection (15)	Current Credit Spread (16)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citigroup*	Markit CDX NA HY23 Index	Buy	3.56%	$30,000,000	5.000%	12/20/19	$(1,904,807)	$(464,307)
*	The counterparties for this transaction are Barclays Bank PLC, Citigroup and Goldman Sachs, each with a $10,000,000 notional amount of the contract.

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
Bank of America*	$37,000,000	Receive	3-Month USD-LIBOR-BBA	1.573%	Semi-Annually	10/10/18	$(200,906)	$(201,334)
*	Citigroup is the clearing broker for this transaction.

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(130)	3/15	$(15,460,859)	$(1,604)
U.S. Treasury 10-Year Note	Long	50	3/15	6,339,844	(27,071)
U.S. Treasury Ultra Bond	Short	(19)	3/15	(3,138,563)	(138,211)
				$(12,259,578)	$(166,886)
*	Total aggregate Notional Amount at Value of long and short positions is $6,339,844 and $(18,599,422), respectively.

Nuveen Investments	57

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $126,090,054.

(5)	A copy of the most recent financial statements for these exchange-traded funds and investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(10)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(11)	Perpetual security. Maturity date is not applicable.

(12)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(13)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(14)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

(15)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(16)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(17)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ETF	Exchange-Traded Fund

N/A	Not applicable.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

NOK	Norwegian Krone

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

58	Nuveen Investments

Nuveen Strategic Income Fund

Portfolio of Investments	December 31, 2014 (Unaudited)

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 94.2%

	COMMON STOCKS – 0.0%

	Building Products – 0.0%

50	Dayton Superior, Class A, (2), (3)				$2,839

55	Dayton Superior, Class 1, (2), (3)				3,154
	Total Building Products				5,993
	Total Common Stocks (cost $20,079)				5,993

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.1%

	Electric Utilities – 0.0%

10,000	Exelon Corporation, (17)	6.500%		BBB–	$525,000

	Independent Power & Renewable Electricity Producers – 0.1%

7,500	Dynegy Inc.	5.375%		N/R	765,000
	Total Convertible Preferred Securities (cost $1,253,000)				1,290,000

Principal Amount (000)	Description (1)	Coupon (6)	Maturity (5)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 1.3% (6)

	Auto Components – 0.3%

$955	Cooper-Standard Automotive Inc., Term Loan B	4.000%	3/28/21	BB–	$984,429

2,000	Crowne Group LLC, First Lien Term Loan B	6.000%	9/29/20	B	1,970,000
2,995	Total Auto Components				2,954,429

	Electrical Equipment – 0.0%

499	Custom Sensors & Technologies Inc., First Lien Term Loan	4.500%	6/19/21	B	494,385

	Health Care Equipment & Supplies – 0.1%

1,000	Surgery Center Holdings Inc., First Lien Term Loan	5.250%	7/24/20	B1	976,250

	Health Care Providers & Services – 0.2%

1,990	RegionalCare Hospital Partners Inc., First Lien Term Loan	6.000%	4/21/19	B	1,985,025

	Hotels, Restaurants & Leisure – 0.2%

1,995	Amaya BV, First Lien Term Loan	5.000%	7/29/21	BB	1,983,530

988	Rock Ohio Caesar LLC, Term Loan B	5.000%	3/29/19	BB–	927,015
2,983	Total Hotels, Restaurants & Leisure				2,910,545

	Independent Power & Renewable Electricity Producers – 0.1%

65	Empire Generating Company LLC, Term Loan C	5.250%	3/13/21	B+	64,239

928	Empire Generating Company LLC	5.250%	3/13/21	B+	913,855
993	Total Independent Power & Renewable Electricity Producers				978,094

Nuveen Investments	59

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (6)	Maturity (5)	Ratings (4)	Value

	Oil, Gas & Consumable Fuels – 0.2%

$987	Arch Coal Inc., Term Loan B	6.250%	5/16/18	B+	$820,998

2,000	Samson Investment Company Second Lien Term Loan	5.000%	9/25/18	B	1,581,666
2,987	Total Oil, Gas & Consumable Fuels				2,402,664

	Professional Services – 0.2%

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	943,750

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	Caa2	943,800
2,000	Total Professional Services				1,887,550
$15,447	Total Variable Rate Senior Loan Interests (cost $15,311,724)				14,588,942

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 2.2%

	Banks – 1.3%

20,600	AgriBank FCB, (17)	6.875%		BBB+	$2,164,932

50,000	Citigroup Inc.	6.875%		BB+	1,329,000

20,000	Cobank Agricultural Credit Bank, (17)	6.200%		BBB	2,000,626

118,392	PNC Financial Services, (7)	6.125%		BBB–	3,286,562

95,250	Regions Financial Corporation	6.375%		BB–	2,386,013

14,000	Royal Bank of Scotland Group PLC	5.750%		B+	329,560

110,000	Wells Fargo & Company	6.625%		BBB	3,051,400
	Total Banks				14,548,093

	Capital Markets – 0.3%

73,000	Goldman Sachs Group, Inc.	5.500%		BB	1,781,200

80,000	State Street Corporation	5.900%		BBB	2,068,800
	Total Capital Markets				3,850,000

	Consumer Finance – 0.2%

83,000	Discover Financial Services	6.500%		BB–	2,103,220

	Insurance – 0.4%

73,140	Endurance Specialty Holdings Limited	7.500%		BBB–	1,919,194

100,000	Reinsurance Group of America Inc.	6.200%		BBB	2,776,000
	Total Insurance				4,695,194

	Multi-Utilities – 0.0%

5,000	Dominion Resources Inc.	6.375%		BBB	260,050
	Total $25 Par (or similar) Retail Preferred (cost $24,449,828)				25,456,557

60	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		CORPORATE BONDS – 65.2%

		Aerospace & Defense – 0.6%

$1,355		Bombardier Inc., 144A, (7)	6.000%	10/15/22	BB–	$1,368,550

2,140		Exelis, Inc.	5.550%	10/01/21	BBB+	2,309,571

3,000		Martin Marietta Materials	4.250%	7/02/24	BBB–	3,075,312
		Total Aerospace & Defense				6,753,433

		Airlines – 0.3%

1,530		Air Canada, 144A	6.750%	10/01/19	BB	1,591,200

1,150		American Airlines Group Inc.	5.500%	10/01/19	B+	1,170,125

886		Northwest Airlines Trust Pass-Through Certificates 2007-1	7.027%	11/01/19	A	1,005,501
		Total Airlines				3,766,826

		Asset-Backed Securities – 0.2%

1,844		American Airlines Inc., Pass-Through Trust 2013-2B	5.600%	7/15/20	BB+	1,880,608

		Auto Components – 1.1%

1,025		Allison Transmission Inc., 144A	7.125%	5/15/19	B+	1,072,406

1,575		American & Axle Manufacturing Inc.	6.625%	10/15/22	BB–	1,669,500

1,250		Gestamp Funding Luxembourg SA, 144A	5.625%	5/31/20	BB	1,262,500

1,500		MPG Holdco I Inc., 144A	7.375%	10/15/22	B+	1,545,000

1,250		Nexteer Automotive Group Limited, 144A	5.875%	11/15/21	Ba1	1,250,000

1,300		Schaeffler Holding Finance BV, 144A	6.250%	11/15/19	B1	1,339,000

1,250		Stackpole International Intermediate Company, 144A, (7)	7.750%	10/15/21	B+	1,250,000

1,000		Tenneco Inc., (7)	5.375%	12/15/24	BB	1,025,000

1,780		TRW Automotive Inc., 144A	4.450%	12/01/23	BBB–	1,788,900
		Total Auto Components				12,202,306

		Automobiles – 0.7%

1,000	EUR	Fiat Finance & Trade SA	7.000%	3/23/17	BB–	1,320,470

3,000		General Motors Corporation	4.000%	4/01/25	Ba1	3,007,500

3,240		General Motors Financial Company Inc.	4.250%	5/15/23	BBB–	3,304,444
		Total Automobiles				7,632,414

		Banks – 10.0%

1,000		Banco Do Brasil, 144A	9.000%	12/18/64	Ba2	930,000

2,000		Bancolombia SA	5.950%	6/03/21	Baa2	2,145,000

15,750		Bank of America Corporation, (7)	4.000%	4/01/24	A	16,399,292

2,210		Bank of America Corporation	4.200%	8/26/24	BBB+	2,251,382

4,025		Bank of America Corporation, (7)	4.250%	10/22/26	BBB+	4,015,964

5,125		Bank of America Corporation	6.250%	3/05/65	BB	5,065,740

1,760		CIT Group Inc.	5.000%	8/01/23	BB	1,808,400

7,000		Citigroup Inc.	3.875%	10/25/23	A	7,275,814

10,000		Citigroup Inc., (7)	3.750%	6/16/24	A	10,212,480

Nuveen Investments	61

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Banks (continued)

$4,000		Citigroup Inc.	4.300%	11/20/26	A–	$3,991,040

1,835		Citigroup Inc.	6.125%	8/25/36	A–	2,187,450

3,500		Credit Agricole SA, 144A	6.625%	12/23/64	BB+	3,392,375

2,545		General Electric Capital Corporation	6.875%	1/10/39	AA+	3,599,920

2,360		HSBC Holdings PLC	6.800%	6/01/38	A+	3,129,771

5,000		JPMorgan Chase & Company	2.200%	10/22/19	A+	4,956,885

4,515		JPMorgan Chase & Company, (7)	4.500%	1/24/22	A+	4,929,260

2,680		JPMorgan Chase & Company	3.200%	1/25/23	A+	2,683,023

3,605		JPMorgan Chase & Company	3.375%	5/01/23	A	3,566,477

3,000		JPMorgan Chase & Company	4.125%	12/15/26	A	3,003,030

2,280		JPMorgan Chase & Company	6.400%	5/15/38	A+	2,978,904

4,620		JPMorgan Chase & Company	6.750%	12/31/49	BBB–	4,874,100

1,000		Popular Inc.	7.000%	7/01/19	BB–	1,000,000

1,220		Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB–	1,323,206

1,500	EUR	Royal Bank of Scotland Group PLC	5.500%	11/29/49	B+	1,724,326

3,335		Santander UK PLC, 144A	5.000%	11/07/23	A–	3,522,414

2,485		Societe Generale, 144A	5.000%	1/17/24	BBB+	2,498,620

1,960		Standard Chartered PLC, 144A	5.700%	3/26/44	A+	2,038,778

1,500		State Bank of India London, 144A	3.622%	4/17/19	BBB–	1,521,113

2,000		State Bank of India London, 144A	4.875%	4/17/24	BBB–	2,124,226

4,500		Wells Fargo & Company	4.100%	6/03/26	A+	4,599,257
		Total Banks				113,748,247

		Beverages – 0.4%

1,250		Andalou Efes Biracilik ve Malt Sanayii AS, 144A, (7)	3.375%	11/01/22	BBB–	1,146,875

800		Coca-Cola Icecek AS, 144A	4.750%	10/01/18	BBB	851,689

1,350		Constellation Brands Inc.	4.250%	5/01/23	BB+	1,339,875

1,500		Cott Beverages USA Inc., 144A	6.750%	1/01/20	B–	1,500,000
		Total Beverages				4,838,439

		Building Products – 1.0%

500		Associated Materials Inc.	9.125%	11/01/17	B–	412,500

1,000		Builders FirstSource Inc., 144A, (7)	7.625%	6/01/21	B	1,025,000

1,000		Building Materials Holdings Corporation, 144A	9.000%	9/15/18	B–	1,050,000

1,500		Hardwoods Acquisition Inc., 144A	7.500%	8/01/21	B	1,477,500

1,875		Masco Corporation	5.950%	3/15/22	BBB–	2,081,250

1,925		Odebrecht Offshore Drilling Finance Limited, 144A	6.625%	10/01/22	BBB	1,722,696

2,740		Owens Corning Incorporated	4.200%	12/15/22	BBB–	2,780,768

1,000		Ply Gem Industries Inc., (7)	6.500%	2/01/22	CCC+	940,000
		Total Building Products				11,489,714

62	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Capital Markets – 4.3%

$3,000		BGC Partners Inc., 144A	5.375%	12/09/19	BBB–	$2,946,396

6,000		Goldman Sachs Group, Inc.	5.750%	1/24/22	A	6,940,722

16,000		Goldman Sachs Group, Inc.	4.000%	3/03/24	A	16,610,382

1,050		Lazard Group LLC	4.250%	11/14/20	BBB+	1,106,648

10,380		Morgan Stanley, (7)	3.750%	2/25/23	A	10,648,022

10,500		Morgan Stanley	4.350%	9/08/26	BBB+	10,562,738
		Total Capital Markets				48,814,908

		Chemicals – 2.1%

2,625		Braskem Finance Limited, 144A	5.750%	4/15/21	BBB–	2,644,688

2,000		CF Industries Inc.	5.150%	3/15/34	Baa2	2,091,998

1,250		Eagle Spinco Inc.	4.625%	2/15/21	BB	1,184,375

1,565		Eastman Chemical Company	3.600%	8/15/22	BBB	1,584,840

2,000		Eastman Chemical Company, (7)	3.800%	3/15/25	BBB	2,035,962

1,450		Hexion US Finance	6.625%	4/15/20	B3	1,421,000

1,915		Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	2,129,465

1,214		Ineos Group Holdings SA, 144A, (7)	6.125%	8/15/18	B–	1,162,405

1,700		Mexichem SAB de CV, 144A	4.875%	9/19/22	BBB	1,755,250

1,730		NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BB+	1,747,300

1,350		NOVA Chemicals Corporation, 144A, (7)	5.000%	5/01/25	BB+	1,339,875

1,600		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	1,680,000

2,305		PolyOne Corporation, (7)	5.250%	3/15/23	BB	2,303,456

1,130		Tronox Finance LLC, (7)	6.375%	8/15/20	BB–	1,132,825
		Total Chemicals				24,213,439

		Commercial Services & Supplies – 1.1%

1,595		ABX Group Inc., (7)	6.375%	12/01/19	Ba3	1,527,213

1,475		ADT Corporation, (7)	6.250%	10/15/21	BBB–	1,515,563

1,584		Casella Waste Systems Inc., (7)	7.750%	2/15/19	CCC+	1,607,760

1,325		Clean Harbors Inc.	5.250%	8/01/20	BB+	1,331,625

1,220		Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	Ba3	1,293,200

2,000		ERAC USA Finance LLC, 144A	3.850%	11/15/24	BBB+	2,028,296

1,000	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B+	843,691

1,000		R.R. Donnelley & Sons Company, (7)	7.625%	6/15/20	BB	1,097,500

1,000		West Corporation, 144A	5.375%	7/15/22	B+	957,500
		Total Commercial Services & Supplies				12,202,348

		Computers & Peripherals – 0.1%

1,725		NCR Corporation	6.375%	12/15/23	BB	1,794,000

		Construction & Engineering – 0.1%

1,450		AECOM Technology Corporation, 144A	5.750%	10/15/22	BB–	1,482,625

Nuveen Investments	63

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Construction Materials – 0.2%

$1,000		Cemex SAB de CV, 144A	5.700%	1/11/25	BB–	$970,000

1,200		Norbord Inc., 144A	5.375%	12/01/20	Ba2	1,164,000
		Total Construction Materials				2,134,000

		Consumer Finance – 1.5%

3,938		Capital One Bank	3.375%	2/15/23	Baa1	3,916,109

3,500		Discover Bank	4.250%	3/13/26	BBB+	3,628,097

3,215		Discover Financial Services	5.200%	4/27/22	BBB+	3,550,662

1,711		First Data Corporation, (7)	6.750%	11/01/20	BB–	1,826,493

3,445		Ford Motor Credit Company, (7)	4.250%	9/20/22	BBB–	3,655,369
		Total Consumer Finance				16,576,730

		Containers & Packaging – 1.2%

1,500		Ardagh Packaging Finance / MP HD USA, 144A, (7)	6.250%	1/31/19	CCC+	1,466,250

745		Ball Corporation	4.000%	11/15/23	BB+	718,925

2,100	CAD	Cascades Inc., 144A	5.500%	7/15/21	Ba3	1,757,833

3,600		Packaging Corporation of America, (7)	3.650%	9/15/24	BBB	3,543,804

1,000		PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	1,000,000

1,000		Reynolds Group	9.875%	8/15/19	CCC+	1,060,000

3,640		Rock-Tenn Company	4.900%	3/01/22	BBB	3,910,048
		Total Containers & Packaging				13,456,860

		Diversified Consumer Services – 0.8%

1,000		Gibson Brands Inc., 144A	8.875%	8/01/18	B–	960,000

1,220		Nine West Holdings Incorporated, 144A	8.250%	3/15/19	CCC	1,018,700

4,485		Signet UK Finance PLC	4.700%	6/15/24	BBB–	4,327,693

1,500	GBP	Twinkle Pizza Holdings PLC, 144A	6.625%	8/01/21	B	2,383,050
		Total Diversified Consumer Services				8,689,443

		Diversified Financial Services – 1.7%

5,465		BNP Paribas, (7)	4.250%	10/15/24	A	5,521,251

750		CNG Holdings Inc., 144A	9.375%	5/15/20	B–	495,000

1,500		Fly Leasing Limited	6.750%	12/15/20	BB	1,515,000

1,500		Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B1	1,395,000

1,100		Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	1,003,750

1,500		MSCI Inc., 144A	5.250%	11/15/24	BB+	1,552,500

1,245		Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	1,195,200

1,465		Rabobank Nederland	3.875%	2/08/22	Aa2	1,558,432

4,705		Synchrony Financial	4.250%	8/15/24	BBB–	4,827,937
		Total Diversified Financial Services				19,064,070

64	Nuveen Investments

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Telecommunication Services – 2.8%

$2,050	AT&T, Inc., (7)	5.550%	8/15/41	A	$2,284,315

2,780	Brasil Telecom SA, 144A, (7)	5.750%	2/10/22	BB+	2,543,700

1,000	CenturyLink Inc., (7)	6.750%	12/01/23	BB+	1,095,000

1,455	CyrusOne LP Finance	6.375%	11/15/22	B+	1,553,213

1,500	IntelSat Jackson Holdings, (7)	6.625%	12/15/22	B–	1,541,250

1,000	Level 3 Escrow II Inc., 144A	5.375%	8/15/22	BB	1,005,000

2,360	Qwest Corporation	6.750%	12/01/21	BBB–	2,728,889

11,385	Verizon Communications	5.150%	9/15/23	A–	12,571,691

3,000	Verizon Communications, (7)	3.500%	11/01/24	A–	2,947,497

700	Verizon Communications	6.550%	9/15/43	A–	896,804

550	WideOpenWest Finance Capital Corporation	13.375%	10/15/19	CCC+	578,875

1,625	Windstream Corporation	6.375%	8/01/23	BB	1,519,375
	Total Diversified Telecommunication Services				31,265,609

	Electric Utilities – 1.6%

2,030	APT Pipelines Limited, 144A	3.875%	10/11/22	BBB	1,983,436

2,485	Comision Federal de Electricidad of the United States of Mexico, 144A	4.875%	5/26/21	BBB+	2,637,654

2,010	Constellation Energy Group	5.150%	12/01/20	BBB+	2,225,474

3,145	Exelon Generation Co. LLC	4.250%	6/15/22	BBB+	3,268,221

1,250	FirstEnergy Corporation	4.250%	3/15/23	Baa3	1,289,768

2,615	FirstEnergy Transmission LLC, 144A	4.350%	1/15/25	Baa3	2,682,574

1,500	Intergen NV, 144A	7.000%	6/30/23	B+	1,425,000

1,400	NRG Yield Operating LLC, 144A, (7)	5.375%	8/15/24	BB+	1,421,000

1,000	RJS Power Holdings LLC, 144A	5.125%	7/15/19	BB–	987,500
	Total Electric Utilities				17,920,627

	Electronic Equipment, Instruments & Components – 0.1%

1,400	Anixter Inc.	5.125%	10/01/21	BB+	1,400,000

	Energy Equipment & Services – 1.2%

1,000	Compressco Partners LP / Compressco Finance Corporation, 144A	7.250%	8/15/22	B	860,000

1,985	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A	1,899,728

3,075	Ensco PLC, (7)	4.700%	3/15/21	BBB+	3,088,933

1,835	Nabors Industries Inc.	4.625%	9/15/21	BBB	1,724,060

2,000	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB	2,040,654

1,400	Precision Drilling Corporation, 144A	5.250%	11/15/24	Ba1	1,148,000

750	Regency Energy Partners Finance, (7)	5.000%	10/01/22	BB	708,750

1,200	Seventy Seven Energy Inc.	6.500%	7/15/22	B	702,000

1,385	Weatherford International PLC	7.000%	3/15/38	BBB–	1,331,869
	Total Energy Equipment & Services				13,503,994

Nuveen Investments	65

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Food & Staples Retailing – 0.3%

$3,000		Walgreens Boots Alliance, Inc.	3.800%	11/18/24	Baa2	$3,059,700

		Food Products – 0.6%

1,500		BRF Brasil Foods SA, 144A	4.750%	5/22/24	BBB–	1,456,875

2,000		Grupo Bimbo SAB de CV, 144A	3.875%	6/27/24	BBB	2,007,860

1,000		JBS Investments GmbH, 144A	7.250%	4/03/24	BB	982,500

2,000		Tyson Foods	3.950%	8/15/24	BBB	2,067,442
		Total Food Products				6,514,677

		Gas Utilities – 0.3%

1,528		AmeriGas Finance LLC, (7)	6.750%	5/20/20	Ba2	1,573,840

1,050		Ferrellgas LP	6.750%	1/15/22	B+	1,026,375

1,250		Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,206,250
		Total Gas Utilities				3,806,465

		Health Care Equipment & Supplies – 0.6%

250	EUR	Labco SAS, Reg S	8.500%	1/15/18	BB–	314,614

5,000		Medtronic, PLC, 144A	3.500%	3/15/25	A3	5,114,850

1,000		Tenet Healthcare Corporation, (7)	4.375%	10/01/21	Ba2	992,500
		Total Health Care Equipment & Supplies				6,421,964

		Health Care Providers & Services – 0.7%

2,000		Aetna Inc.	3.500%	11/15/24	A–	2,032,882

1,430		Community Health Systems, Inc.	5.125%	8/01/21	BB+	1,483,625

1,650		Davita Inc., (7)	5.125%	7/15/24	B+	1,683,000

1,750		Kindred Healthcare Inc., 144A	6.375%	4/15/22	B2	1,666,875

1,450		Mallinckrodt International Finance SA, 144A	5.750%	8/01/22	BB–	1,489,875
		Total Health Care Providers & Services				8,356,257

		Hotels, Restaurants & Leisure – 0.7%

1,600		1011778 BC ULC/NEW RED FINANCE INC., 144A, (7)	6.000%	4/01/22	B–	1,640,000

1,250		Caesars Entertainment Resort Properties LLC, 144A	8.000%	10/01/20	B+	1,225,000

1,250		Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance Inc., 144A, (7)	9.375%	5/01/22	B–	1,100,000

1,500		Scientific Games Corporation, 144A	7.000%	1/01/22	Ba3	1,518,750

525		Shearer’s Foods LLC, 144A	9.000%	11/01/19	B1	572,250

1,600		Wynn Macau Limited, 144A	5.250%	10/15/21	BB	1,504,000
		Total Hotels, Restaurants & Leisure				7,560,000

		Household Durables – 0.7%

1,500		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	1,567,500

1,750		KB Home	7.000%	12/15/21	B+	1,840,781

1,250		Rialto Holdings LLC-Rialto Corporation	7.000%	12/01/18	B	1,268,750

1,000		Standard Pacific Corporation	5.875%	11/15/24	B+	1,000,000

66	Nuveen Investments

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Household Durables (continued)

$1,800	William Lyon Homes Incorporated	8.500%	11/15/20	B–	$1,939,500
	Total Household Durables				7,616,531

	Household Products – 0.3%

1,840	Macys Retail Holdings Inc.	3.875%	1/15/22	BBB+	1,912,443

2,000	Macys Retail Holdings Inc.	4.500%	12/15/34	BBB+	2,013,896
	Total Household Products				3,926,339

	Independent Power & Renewable Electricity Producers – 0.8%

1,500	Abengoa Yield PLC, 144A, (7)	7.000%	11/15/19	N/R	1,477,500

3,700	AES Corporation, (7)	7.375%	7/01/21	BB	4,181,000

1,000	Dynegy Finance I Inc / Dynegy Finance II Inc., 144A	6.750%	11/01/19	B3	1,017,500

475	Dynegy Inc.	5.875%	6/01/23	B+	451,250

1,000	GenOn Energy Inc.	7.875%	6/15/17	B	995,000

1,300	GenOn Energy Inc., (7)	9.500%	10/15/18	B	1,293,500
	Total Independent Power & Renewable Electricity Producers				9,415,750

	Industrial Conglomerates – 0.2%

1,000	Alfa SAB de CV, 144A, (7)	5.250%	3/25/24	BBB–	1,040,000

1,500	Stena AB, 144A, (7)	7.000%	2/01/24	BB	1,372,500
	Total Industrial Conglomerates				2,412,500

	Insurance – 2.3%

2,475	AFLAC Insurance	6.450%	8/15/40	A	3,219,770

3,000	Fairfax US Inc., 144A	4.875%	8/13/24	BBB–	3,022,500

3,255	Genworth Holdings Inc.	4.800%	2/15/24	Baa3	2,638,591

3,370	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	3,645,899

3,498	Lincoln National Corporation, (7)	4.200%	3/15/22	A–	3,715,485

2,840	Pacific LifeCorp.	6.000%	2/10/20	BBB+	3,228,180

4,015	Symetra Financial Corporation	4.250%	7/15/24	BBB+	4,092,598

1,830	UnumProvident Corporation, (7)	5.625%	9/15/20	BBB	2,060,661
	Total Insurance				25,623,684

	Internet Software & Services – 0.2%

2,735	Alibaba Group Holding Limited, 144A, (7)	3.600%	11/28/24	A1	2,712,693

	Leisure Equipment & Products – 0.2%

1,875	Host Hotel & Resorts Inc.	4.750%	3/01/23	BBB	1,992,469

	Machinery – 0.8%

1,500	Blueline Rental Finance Corporation, 144A	7.000%	2/01/19	B	1,537,500

1,000	Chassix Inc., 144A	9.250%	8/01/18	B–	675,000

925	Commercial Vehicle Group, (7)	7.875%	4/15/19	B	955,063

1,500	CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B+	1,582,500

Nuveen Investments	67

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Machinery (continued)

$3,100		Ingersoll-Rand Luxembourg Finance SA	3.550%	11/01/24	BBB	$3,081,102

1,640		Terex Corporation	6.000%	5/15/21	BB	1,672,800
		Total Machinery				9,503,965

		Marine – 0.4%

1,000		Eletson Holdings Inc., 144A	9.625%	1/15/22	B	980,000

1,000		Global Ship Lease Inc., 144A	10.000%	4/01/19	B	1,007,500

1,200		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	1,170,000

1,350		Navios South American Logisitics Inc., Finance US Inc., 144A, (7)	7.250%	5/01/22	B+	1,336,500
		Total Marine				4,494,000

		Media – 3.4%

1,500		Altice S.A, 144A	7.750%	5/15/22	B	1,502,813

1,500		CCOH Safari LLC	5.500%	12/01/22	B+	1,522,500

1,175		Cequel Communication Holdings I, 144A, (7)	5.125%	12/15/21	B–	1,139,750

740		Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB–	723,350

1,500		Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	1,545,000

1,790		Comcast Corporation	6.400%	5/15/38	A–	2,390,017

3,000		Cox Communications Inc., 144A	3.850%	2/01/25	BBB+	3,028,251

5,335		DIRECTV Holdings LLC	3.800%	3/15/22	BBB	5,427,669

1,590		Dish DBS Corporation, 144A	5.875%	11/15/24	BB–	1,597,950

1,460		Dish DBS Corporation	4.250%	4/01/18	BB–	1,491,025

2,175		Gannett Company Inc.	5.125%	7/15/20	BB+	2,218,500

1,000		McClatchy Company	9.000%	12/15/22	B1	1,088,750

1,000		McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	1,105,000

1,000		Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	1,010,000

2,750		News America Holdings Inc., (7)	6.650%	11/15/37	BBB+	3,671,965

1,150		Numericable Group SA, 144A	6.000%	5/15/22	Ba3	1,156,325

1,500		SES SA, 144A	3.600%	4/04/23	BBB	1,515,102

1,310		Sinclair Television Group, (7)	6.375%	11/01/21	B+	1,349,300

1,000		Sirius XM Radio Inc., 144A, (7)	5.750%	8/01/21	BB	1,022,500

1,500		Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	1,548,750

1,000	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	856,430

1,500		WMG Acquisition Group, 144A, (7)	6.000%	1/15/21	B+	1,500,000
		Total Media				38,410,947

		Metals & Mining – 3.3%

3,055		Alcoa Inc., (7)	5.400%	4/15/21	BBB–	3,308,669

2,500		Allegheny Technologies Inc.	5.875%	8/15/23	BBB–	2,557,548

2,690		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	2,368,833

2,040		ArcelorMittal, (7)	6.750%	2/25/22	BB+	2,177,700

68	Nuveen Investments

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Metals & Mining (continued)

$1,250	Century Aluminum Company, 144A	7.500%	6/01/21	B+	$1,281,250

2,060	Cliffs Natural Resources Inc., (7)	4.800%	10/01/20	BB–	1,112,400

1,250	Eldorado Gold Corporation, 144A, (7)	6.125%	12/15/20	BB	1,212,500

1,050	First Quantum Minerals Limited, 144A	6.750%	2/15/20	BB	950,250

1,165	Freeport McMoRan, Inc.	3.550%	3/01/22	BBB	1,101,054

1,000	Lundin Mining Corporation, 144A	7.500%	11/01/20	Ba2	990,000

1,000	Magnetation LLC Finance Corporation, 144A, (7)	11.000%	5/15/18	B–	690,000

2,610	Newmont Mining Corporation, (7)	3.500%	3/15/22	BBB	2,452,740

1,150	Steel Dynamics, Inc., 144A, (7)	5.125%	10/01/21	BB+	1,171,563

1,775	Teck Resources Limited	6.125%	10/01/35	BBB	1,618,688

1,140	Teck Resources Limited	6.250%	7/15/41	BBB	1,050,919

1,500	Tupy S/A, 144A	6.625%	7/17/24	BB	1,440,000

2,000	Vale Overseas Limited, (7)	4.375%	1/11/22	A–	1,917,020

1,800	Vedanta Resources PLC, 144A, (7)	6.000%	1/31/19	BB	1,755,000

2,000	Westmoreland Coal Co, 144A	8.750%	1/01/22	B	1,965,000

1,985	Xstrata Finance Canada Limited, 144A	4.250%	10/25/22	BBB	1,975,272

1,265	Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB	1,440,633

3,000	Yamana Gold Inc., (7)	4.950%	7/15/24	Baa3	2,927,931
	Total Metals & Mining				37,464,970

	Multiline Retail – 0.1%

750	J.C. Penney Company Inc.	8.125%	10/01/19	Caa2	660,000

	Oil, Gas & Consumable Fuels – 6.4%

500	Alpha Natural Resources Inc., 144A, (7)	7.500%	8/01/20	B	315,000

740	Amerada Hess Corporation	7.125%	3/15/33	BBB	911,624

4,170	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	4,884,953

850	Antero Resources Finance Corporation, 144A	5.125%	12/01/22	BB	801,125

1,500	Atlas Pipeline LP Finance	5.875%	8/01/23	B+	1,485,000

1,295	Berkshire Hathaway Energy Company, (7)	6.125%	4/01/36	A3	1,626,951

1,250	Calumet Specialty Products	7.625%	1/15/22	B+	1,156,250

1,700	Canadian Oil Sands Trust	7.750%	5/15/19	BBB	1,839,029

1,120	Cenovus Energy Inc., (7)	3.800%	9/15/23	BBB+	1,093,679

1,000	Chesapeake Energy Corporation, (7)	6.125%	2/15/21	BB+	1,050,000

1,000	Chesapeake Energy Corporation, (7)	4.875%	4/15/22	BB+	972,500

4,300	CNOOC Finance 2014 ULC	4.250%	4/30/24	AA–	4,449,120

775	Concho Resources Inc., (7)	5.500%	10/01/22	BB+	782,750

2,965	Continental Resources Inc.	5.000%	9/15/22	BBB–	2,868,638

195	Enbridge Energy Partners LP	5.200%	3/15/20	BBB	212,476

1,400	Energy Transfer Equity LP, (7)	5.875%	1/15/24	BB+	1,421,000

Nuveen Investments	69

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Oil, Gas & Consumable Fuels (continued)

$750		Energy XXI Gulf Coast Inc., 144A, (7)	9.250%	12/15/17	B	$487,500

750		EnQuest PLC, 144A	7.000%	4/15/22	B	465,000

2,000		Gibson Energy, 144A	6.750%	7/15/21	BB	1,995,000

1,500		Global Partners LP/GLP Finance, 144A	6.250%	7/15/22	B+	1,455,000

2,415		Kinder Morgan Energy Partners LP, (7)	4.250%	9/01/24	BBB	2,419,854

600		Kinder Morgan Energy Partners LP	6.950%	1/15/38	BBB	692,477

5,000		Marathon Petroleum Corporation, (7)	3.625%	9/15/24	BBB	4,900,015

1,290		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,212,600

1,000		MEG Energy Corporation, 144A	6.375%	1/30/23	BB	892,500

250		MEG Energy Corporation, 144A	7.000%	3/31/24	BB	226,250

775		Murphy Oil USA Inc., (7)	6.000%	8/15/23	BB	809,875

1,400		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,344,000

550		Niska Gas Storage Canada ULC Finance Corporation, 144A	6.500%	4/01/19	B	413,875

1,130	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	B	914,271

1,000		Pertamina PT, 144A	4.875%	5/03/22	Baa3	1,000,000

1,275		Petro Canada	6.800%	5/15/38	A–	1,610,627

1,770		Petrobras International Finance Company	6.875%	1/20/40	Baa2	1,638,259

3,000		Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	3,249,922

1,500		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	1,402,500

1,000		Rosetta Resources Inc.	5.875%	6/01/24	B+	890,000

1,250		Sabine Pass Liquefaction LLC	5.625%	2/01/21	BB+	1,228,125

6,000	NOK	Ship Finance International Limited	6.730%	10/19/17	N/R	784,919

1,845		Sinopec Group Overseas Development 2012, 144A, (7)	3.900%	5/17/22	AA–	1,877,395

2,600		Southeast Supply Header LLC, 144A	4.250%	6/15/24	BBB–	2,634,861

1,445		Southwestern Energy Company	4.100%	3/15/22	BBB	1,418,110

1,520		Targa Resources Inc.	4.250%	11/15/23	BB+	1,383,200

1,500		Tesoro Logistics LP Finance Corporation, 144A	5.500%	10/15/19	BB	1,488,750

1,900		Thai Oil PCL, 144A, (7)	3.625%	1/23/23	Baa1	1,867,546

1,000		Transocean Inc., (7)	6.375%	12/15/21	BBB–	922,449

4,100		Transocean Inc., (7)	3.800%	10/15/22	BBB–	3,322,333

2,000		Western Refining Inc.	6.250%	4/01/21	B+	1,950,000
		Total Oil, Gas & Consumable Fuels				72,767,308

		Paper & Forest Products – 0.7%

3,100		Domtar Corporation	6.750%	2/15/44	BBB–	3,510,691

1,000		Louisiana Pacific Corporation	7.500%	6/01/20	BB	1,052,500

1,750		Resolute Forest Products	5.875%	5/15/23	BB–	1,662,500

1,000		Sappi Papier Holding GMBH, 144A	6.625%	4/15/21	BB	1,025,000

1,250		Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	1,229,688
		Total Paper & Forest Products				8,480,379

70	Nuveen Investments

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Personal Products – 0.4%

$1,500	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B+	$1,575,000

1,860	International Paper Company	8.700%	6/15/38	BBB	2,803,621
	Total Personal Products				4,378,621

	Pharmaceuticals – 0.2%

1,000	Endo Finance LLC, 144A	7.000%	12/15/20	B+	1,050,000

1,450	VP Escrow Corporation, 144A, (7)	6.375%	10/15/20	B1	1,515,250
	Total Pharmaceuticals				2,565,250

	Real Estate Investment Trust – 2.3%

3,070	American Tower Company, (7)	5.000%	2/15/24	BBB	3,255,634

1,795	ARC Property Operating Partnership LP, Clark Acquisition LLC	4.600%	2/06/24	BB+	1,655,963

3,500	Digital Realty Trust Inc.	3.625%	10/01/22	BBB	3,446,709

1,820	HCP Inc.	3.750%	2/01/19	BBB+	1,910,186

750	KWG Property Holdings Limited	13.250%	3/22/17	B+	797,850

2,060	Omega Healthcare Investors Inc.	4.950%	4/01/24	BBB–	2,143,718

2,080	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	2,138,115

1,420	Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,540,061

2,125	Prologis Inc.	6.875%	3/15/20	BBB+	2,496,034

2,000	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A, (7)	5.250%	12/01/21	B	1,945,000

3,000	Senior Housing Properties Trust	4.750%	5/01/24	BBB–	3,078,354

1,425	Sovereign Bank	8.750%	5/30/18	Baa2	1,697,178
	Total Real Estate Investment Trust				26,104,802

	Real Estate Management & Development – 0.4%

1,100	Country Garden Holding Company, 144A, (7)	11.125%	2/23/18	BB+	1,166,561

500	Crescent Resources LLC, 144A	10.250%	8/15/17	B–	536,250

1,175	Gemdale International Investment Limited	7.125%	11/16/17	Ba3	1,173,825

700	Kaisa Group Holdings Limited, 144A	8.875%	3/19/18	BB–	467,250

1,000	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	1,005,000
	Total Real Estate Management & Development				4,348,886

	Road & Rail – 0.2%

1,000	Hertz Corporation, (7)	7.375%	1/15/21	B	1,050,000

1,500	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B3	1,485,000
	Total Road & Rail				2,535,000

	Semiconductors & Semiconductor Equipment – 0.3%

1,000	Advanced Micro Devices, Inc., (7)	7.750%	8/01/20	B	920,000

1,175	Micron Technology, Inc., 144A	5.875%	2/15/22	BB	1,233,750

1,000	NXP BV, 144A	5.750%	3/15/23	BB–	1,052,500
	Total Semiconductors & Semiconductor Equipment				3,206,250

Nuveen Investments	71

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Software – 0.7%

$1,500	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	$1,410,000

2,395	Computer Sciences Corporation	4.450%	9/15/22	BBB+	2,449,877

1,500	SixSigma Networks Mexico SA de CV, 144A, (7)	8.250%	11/07/21	B1	1,521,750

2,500	Total System Services Inc.	3.750%	6/01/23	BBB+	2,449,778
	Total Software				7,831,405

	Specialty Retail – 0.9%

2,000	Bed Bath and Beyond Incorporated, (7)	3.749%	8/01/24	A–	2,027,572

1,150	Best Buy Co., Inc.	5.000%	8/01/18	Baa2	1,189,531

1,410	Guitar Center Inc., 144A, (7)	6.500%	4/15/19	B–	1,212,600

2,220	O’Reilly Automotive Inc.	4.875%	1/14/21	BBB	2,437,473

1,450	The Men’s Warehouse Inc., 144A, (7)	7.000%	7/01/22	B2	1,489,875

1,500	Toys R Us Property Company II LLC, (7)	8.500%	12/01/17	Ba3	1,488,750
	Total Specialty Retail				9,845,801

	Textiles, Apparel & Luxury Goods – 0.1%

1,250	Polymer Group Inc., 144A	6.875%	6/01/19	CCC+	1,200,000

	Tobacco – 0.9%

1,006	Altria Group Inc.	9.950%	11/10/38	BBB+	1,720,917

2,800	Imperial Tobacco Finance, 144A	3.500%	2/11/23	BBB	2,751,109

1,670	Lorillard Tobacco, (7)	6.875%	5/01/20	Baa2	1,967,055

3,765	Reynolds American Inc.	3.250%	11/01/22	Baa2	3,667,268
	Total Tobacco				10,106,349

	Trading Companies & Distributors – 0.4%

1,995	Air Lease Corporation	3.875%	4/01/21	BBB–	2,004,975

2,237	United Rentals North America Inc.	7.375%	5/15/20	BB–	2,415,960
	Total Trading Companies & Distributors				4,420,935

	Transportation Infrastructure – 0.3%

2,000	Aeropuerto Internacional de Tocumen SA	5.750%	10/09/23	BBB	2,040,000

825	Asciano Finance, 144A	5.000%	4/07/18	Baa2	886,924
	Total Transportation Infrastructure				2,926,924

	Wireless Telecommunication Services – 2.0%

1,500	Digicel Limited, 144A	6.000%	4/15/21	B1	1,402,500

3,000	ENTEL Chile SA, 144A	4.750%	8/01/26	BBB+	2,975,422

750	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	753,750

1,470	Frontier Communications Corporation, (7)	8.500%	4/15/20	BB	1,639,050

1,000	Frontier Communications Corporation	7.625%	4/15/24	BB	1,030,000

1,500	Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	1,485,000

1,400	Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	1,456,000

72	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Wireless Telecommunication Services (continued)

$1,000		Softbank Corporation, 144A	4.500%	4/15/20	BB+	$985,000

4,000		Sprint Corporation	7.250%	9/15/21	BB–	3,965,000

965		Sprint Nextel Corporation, (7)	7.000%	3/01/20	BB+	1,042,200

1,845		Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	1,868,063

1,224		T-Mobile USA Inc.	6.731%	4/28/22	BB	1,261,750

2,306		Viacom Inc.	4.375%	3/15/43	BBB+	2,123,369

1,000		Wind Acquisition Finance SA, 144A	4.750%	7/15/20	Ba3	935,000
		Total Wireless Telecommunication Services				22,922,104
		Total Corporate Bonds (cost $731,803,282)				738,423,565

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.5%

		Banks – 3.2%

$3,500		Barclays PLC, (7)	8.250%	N/A (9)	BB+	$3,587,217

2,830	EUR	Barclays PLC	6.500%	N/A (9)	BB+	3,352,537

2,000		Citigroup Inc.	8.400%	N/A (9)	BB+	2,290,000

1,000		Dresdner Funding Trust, 144A, (7)	8.151%	6/30/31	BB	1,180,000

1,525		Fifth Third Bancorp.	5.100%	N/A (9)	BB+	1,412,531

6,000		General Electric Capital Corporation	7.125%	N/A (9)	A+	6,982,500

2,800		HSBC Holdings PLC	6.375%	N/A (9)	BBB	2,828,000

1,448		Lloyd’s Banking Group PLC	7.500%	N/A (9)	BB	1,473,340

2,730		Nordea Bank AB, 144A	6.125%	N/A (9)	BBB	2,700,653

500		Societe Generale, 144A	0.981%	N/A (9)	BB+	457,500

2,000		Societe Generale, 144A, (7)	7.875%	N/A (9)	BB+	1,937,500

2,620		SunTrust Bank Inc., (7)	5.625%	N/A (9)	BB+	2,633,100

5,585		Wachovia Capital Trust III	5.570%	N/A (9)	BBB	5,392,318
		Total Banks				36,227,196

		Capital Markets – 0.8%

1,100	EUR	Baggot Securities Limited, 144A	10.240%	N/A (9)	N/R	1,394,284

4,000		Credit Suisse Group AG	7.500%	N/A (9)	BB+	4,160,000

2,515		Deutsche Bank AG	7.500%	N/A (9)	BB+	2,414,400

1,495		Goldman Sachs Capital II	4.000%	N/A (9)	BB+	1,098,825
		Total Capital Markets				9,067,509

		Consumer Finance – 0.2%

2,620		American Express Company	5.200%	N/A (9)	Baa3	2,660,851

		Diversified Financial Services – 0.2%

1,000		Banco BTG Pactual SA/Luxembourg, 144A, (7)	8.750%	N/A (9)	Ba3	995,000

Nuveen Investments	73

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Financial Services (continued)

$1,170	Rabobank Nederland, 144A	11.000%	N/A (9)	Baa1	$1,505,790
	Total Diversified Financial Services				2,500,790

	Electric Utilities – 0.2%

1,570	Electricite de France, 144A	5.250%	N/A (9)	A3	1,609,250

	Industrial Conglomerates – 0.0%

1,000	OAS Financial Limited, 144A	8.875%	N/A (9)	BB–	310,000

	Insurance – 0.9%

1,500	Allstate Corporation	5.750%	8/15/53	Baa1	1,580,623

2,050	Catlin Insurance Company Limited	7.249%	N/A (9)	BBB+	2,038,469

1,985	Genworth Financial Inc., (7)	6.150%	11/15/66	Ba1	1,220,775

1,620	Lincoln National Corporation	6.050%	4/20/67	BBB	1,620,000

1,435	Prudential Financial Inc., (7)	5.200%	3/15/44	BBB+	1,420,650

1,860	ZFS Finance USA Trust V	6.500%	5/09/37	A	1,980,900
	Total Insurance				9,861,417
	Total $1,000 Par (or similar) Institutional Preferred (cost $61,693,840)				62,237,013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 6.2%

$1,299	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$1,364,821

1,250	American Homes 4 Rent, Series 2014-SFR1	2.350%	6/17/31	Baa2	1,214,839

2,404	American Homes 4 Rent, Series 2014-SFR2	3.786%	10/17/36	Aaa	2,452,131

2,270	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A+	2,629,657

2,507	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	2,066,608

41	Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	38,685

350	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.933%	7/10/45	AAA	353,303

809	CAM Mortgage Trust 2013-1	5.500%	12/15/53	N/R	809,871

1,725	CAM Mortgage Trust 2014-2	4.450%	5/15/48	Caa2	1,731,250

4,735	Colony American Homes Trust 2014-1A	1.400%	5/17/31	Aaa	4,704,560

3,000	Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA	2.561%	6/15/34	A	2,998,737

313	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-24CB	5.000%	11/25/19	B3	316,733

655	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa3	570,441

2,118	Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	3/25/29	Caa1	2,082,706

483	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.392%	2/25/34	A	467,048

1,532	Countrywide Home Loans Mortgage, Series 2005-27	5.500%	1/25/23	Caa1	1,440,286

571	Countrywide Home Loans, Asset Backed Certificates Series 2007-7	0.330%	10/25/47	AAA	565,259

74	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$200		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	$212,552

586		Fannie Mae Mortgage Interest Strips 366 25, (I/O)	5.000%	9/01/24	Aaa	46,308

411		Fannie Mae Mortgage Pool AA0005	5.500%	11/01/38	Aaa	459,064

348		Fannie Mae Mortgage Pool AA0889	5.500%	12/01/38	Aaa	389,306

2,661		Fannie Mae Mortgage Pool AC1877	4.500%	9/01/39	Aaa	2,892,381

314		Fannie Mae Mortgage Pool AL1187	5.500%	7/01/24	Aaa	330,163

4,826		Fannie Mae Mortgage Pool AL3617	3.500%	9/01/27	Aaa	5,106,261

402		Fannie Mae Mortgage Pool 255628	5.500%	2/01/25	Aaa	448,864

1,422		Fannie Mae Mortgage Pool 255956	5.500%	10/01/25	Aaa	1,588,902

175		Fannie Mae Mortgage Pool 256890, (I/O)	6.000%	9/01/37	Aaa	191,490

174		Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	193,298

68		Fannie Mae Mortgage Pool 725553	2.206%	9/01/33	Aaa	72,551

249		Fannie Mae Mortgage Pool 725773	5.500%	9/01/34	Aaa	280,220

96		Fannie Mae Mortgage Pool 735060	6.000%	11/01/34	Aaa	109,084

69		Fannie Mae Mortgage Pool 735606	1.806%	5/01/35	Aaa	72,117

95		Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	106,797

283		Fannie Mae Mortgage Pool 745324	6.000%	3/01/34	Aaa	318,556

370		Fannie Mae Mortgage Pool 745548	2.282%	1/01/35	Aaa	387,849

75		Fannie Mae Mortgage Pool 824163	5.500%	4/01/35	Aaa	83,707

175		Fannie Mae Mortgage Pool 831377	6.500%	4/01/36	Aaa	199,147

85		Fannie Mae Mortgage Pool 838948	1.885%	8/01/35	Aaa	90,956

246		Fannie Mae Mortgage Pool 843435	5.500%	6/01/33	Aaa	277,871

89		Fannie Mae Mortgage Pool 852909	6.500%	4/01/36	Aaa	101,833

—	(10)	Fannie Mae Mortgage Pool 889618	5.500%	5/01/38	Aaa	285

220		Fannie Mae Mortgage Pool 893318	6.500%	8/01/36	Aaa	251,025

29		Fannie Mae Mortgage Pool 905597	5.908%	12/01/36	Aaa	31,048

660		Fannie Mae Mortgage Pool 932323	4.500%	12/01/39	Aaa	716,857

127		Fannie Mae Mortgage Pool 944340	6.000%	6/01/37	Aaa	144,314

62		Fannie Mae Mortgage Pool 946228	6.142%	9/01/37	Aaa	65,910

—	(10)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	165

8,000		Fannie Mae MDR, (WI/DD)	3.500%	TBA	Aaa	8,339,376

881		FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.704%	2/25/48	Aaa	881,094

15		Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	2.384%	1/01/37	Aaa	15,582

11		Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	Aaa	11,387

831		Freddie Mac Gold Pool 1K1238	2.375%	7/01/36	Aaa	889,709

460		Freddie Mac Gold Pool 1L0117	2.644%	10/01/29	Aaa	485,963

234		Freddie Mac Gold Pool 847240	2.296%	7/01/30	Aaa	243,921

157		Freddie Mac Gold Pool 847411	2.216%	5/01/33	Aaa	164,003

Nuveen Investments	75

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,654	Freddie Mac Gold Pool 848289	2.356%	5/01/38	Aaa	$1,767,839

468	Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	548,190

65	Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	75,521

1,405	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.368%	5/25/45	Aaa	1,409,649

21	Freddie Mac Non Gold Participation Certificates 847681	2.289%	12/01/36	Aaa	21,975

137	Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	142,518

47	GRMT Mortgage Loan Trust 2001-1A	8.272%	7/20/31	A3	45,868

1,529	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	1,483,819

305	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.435%	3/25/35	BBB+	304,133

3,910	Invitation Homes Trust 2014-SFR1	2.762%	6/19/31	Baa2	3,881,132

1,076	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.450%	6/25/37	CCC	951,708

746	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.606%	4/25/38	BB+	764,063

3,146	Master RePerforming Loan Trust 2005-1	7.500%	8/25/34	Ba3	3,218,838

230	Merrill Lynch Mortgage Investors Inc, Commercial Mortgage Pass-Through Certificates, Series 2006	5.204%	12/12/49	A1	245,211

1,000	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.882%	8/12/49	BB	1,013,220

508	National Credit Union Administration Guaranteed Structured Collateral Notes	2.900%	10/29/20	Aaa	521,616

444	Oaktree Real Estate Investments, Commercial Mortgage Asset Backed Securities ORES NPL LLC 2013-LV2I, 144A	3.081%	9/25/25	N/R	443,914

667	RBSSP Resecuritization Trust, Series 2012-8 1A1	0.326%	10/28/36	N/R	640,734

144	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS12	5.500%	8/25/35	Caa2	129,864

253	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	255,607

497	Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	2.490%	10/20/35	D	431,656

352	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.385%	8/25/38	AA	372,387

23	Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	2.611%	10/25/35	BBB–	23,225
$69,791	Total Asset-Backed and Mortgage-Backed Securities (cost $69,084,357)				70,699,538

Shares	Description (1), (11)				Value

	INVESTMENT COMPANIES – 0.1%

36,000	Blackrock Credit Allocation Income Trust IV				$465,120

40,000	CBRE Clarion Global Real Estate Income Fund				359,600
	Total Investment Companies (cost $705,975)				824,720

76	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		SOVEREIGN DEBT – 13.6%

		Bermuda – 0.3%

$2,840		Bermuda Government, 144A	5.603%	7/20/20	AA–	$3,109,800

		Brazil – 1.1%

2,800		Federative Republic of Brazil	4.250%	1/07/25	Baa2	2,800,000

27,900	BRL	Letra De Tesouro Nacional de Brazil	0.000%	1/01/16	BBB+	9,290,390
		Total Brazil				12,090,390

		Costa Rica – 0.4%

4,200		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	4,116,000

		Germany – 0.7%

4,750	EUR	Deutschland Republic	2.500%	8/15/46	Aaa	7,371,722

		Indonesia – 0.8%

2,830		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	3,134,225

1,290		Republic of Indonesia, 144A	4.875%	5/05/21	Baa3	1,362,563

3,400	EUR	Republic of Indonesia, 144A	2.875%	7/08/21	Baa3	4,165,608
		Total Indonesia				8,662,396

		Italy – 0.8%

3,000	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	1.500%	8/01/19	BBB+	3,724,700

3,790	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	3.750%	9/01/24	BBB+	5,351,476
		Total Italy				9,076,176

		Mexico – 3.9%

237,000	MXN	Mexico Bonos de DeSarrollo	8.500%	12/13/18	A	18,100,767

71,750	MXN	Mexico Bonos de DeSarrollo	6.500%	6/10/21	A	5,107,350

122,550	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	9,546,270

60,500	MXN	Mexico Bonos de DeSarrollo	10.000%	12/05/24	A	5,371,010

84,800	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	6,616,943
		Total Mexico				44,742,340

		Panama – 0.1%

1,500		Republic of Panama	4.000%	9/22/24	BBB	1,541,250

		Poland – 1.7%

15,000	PLN	Republic of Poland	3.250%	7/25/19	A	4,439,770

11,700	PLN	Republic of Poland	5.750%	9/23/22	A	4,092,712

35,200	PLN	Republic of Poland	4.000%	10/25/23	A	11,195,639
		Total Poland				19,728,121

		South Africa – 3.5%

105,000	ZAR	Republic of South Africa	8.000%	12/21/18	BBB+	9,300,316

75,600	ZAR	Republic of South Africa	6.750%	3/31/21	BBB+	6,255,695

3,250		Republic of South Africa, (7)	5.875%	9/16/25	Baa2	3,660,313

Nuveen Investments	77

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		South Africa (continued)

108,499	ZAR	Republic of South Africa	10.500%	12/21/26	BBB+	$11,278,980

124,800	ZAR	Republic of South Africa	7.000%	2/28/31	BBB+	9,413,131
		Total South Africa				39,908,435

		Turkey – 0.3%

3,000		Republic of Turkey, Government Bond	6.250%	9/26/22	Baa3	3,423,750
		Total Sovereign Debt (cost $166,494,818)				153,770,380
		Total Long-Term Investments (cost $1,070,816,903)				1,067,296,708

Shares		Description (1)	Coupon			Value

		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 12.6%

		Money Market Funds – 12.6%

143,153,190		Mount Vernon Securities Lending Trust Prime Portfolio, (13)	0.272% (12)			$143,153,190
		Total Investments Purchased with Collateral from Securities Lending (cost $143,153,190)				143,153,190

Shares		Description (1)	Coupon			Value

		SHORT-TERM INVESTMENTS – 5.6%

		Money Market Funds – 5.6%

63,301,802		First American Treasury Obligations Fund, Class Z	0.000% (12)			$63,301,802
		Total Short-Term Investments (cost $63,301,802)				63,301,802
		Total Investments (cost $1,277,271,895) – 112.4%				1,273,751,700
		Other Assets Less Liabilities – (12.4)% (14)				(140,633,154)
		Net Assets – 100%				$1,133,118,546

Investments in Derivatives as of December 31, 2014

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Bank of America	Japanese Yen	4,297,000,000	U.S. Dollar	36,312,165	1/30/15	$428,685
Bank of America	South African Rand	91,000,000	U.S. Dollar	7,664,449	2/13/15	(146,449)
Bank of America	U.S. Dollar	9,706,206	Malaysian Ringgit	33,500,000	1/12/15	(134,873)
Bank of America	U.S. Dollar	11,004,024	Japanese Yen	1,300,000,000	1/30/15	(147,956)
Bank of America	U.S. Dollar	11,329,828	Japanese Yen	1,350,000,000	1/30/15	(56,219)
Bank of America	U.S. Dollar	13,817,360	Japanese Yen	1,650,000,000	1/30/15	(38,504)
BNP Paribas	Japanese Yen	624,000,000	U.S. Dollar	5,234,636	1/30/15	23,723
Citigroup	Euro	12,450,000	U.S. Dollar	15,304,163	1/30/15	234,078
Citigroup	Euro	41,865,423	U.S. Dollar	52,070,539	1/30/15	1,394,596
Citigroup	Norwegian Krone	5,800,000	U.S. Dollar	854,122	1/30/15	76,620
Citigroup	Pound Sterling	6,800,000	U.S. Dollar	10,574,170	2/13/15	(20,618)
Citigroup	U.S. Dollar	1,371,513	Euro	1,100,000	1/30/15	(40,020)
Citigroup	U.S. Dollar	20,256,546	Pound Sterling	12,970,000	2/13/15	(48,545)
Credit Suisse	Brazilian Real	24,190,000	U.S. Dollar	9,470,676	1/05/15	380,914
Credit Suisse	Brazilian Real	24,190,000	U.S. Dollar	8,937,412	2/03/15	(77,853)
Credit Suisse	Canadian Dollar	6,745,000	U.S. Dollar	5,792,011	2/13/15	(8,044)
Credit Suisse	U.S. Dollar	9,009,311	Brazilian Real	24,190,000	1/05/15	80,451

78	Nuveen Investments

Forward Foreign Currency Exchange Contracts outstanding (continued):

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Credit Suisse	U.S. Dollar	1,441,308	Canadian Dollar	1,674,000	2/13/15	$(1,828)
Goldman Sachs	Mexican Peso	566,860,000	U.S. Dollar	41,465,020	1/30/15	3,115,732
Goldman Sachs	South African Rand	330,950,000	U.S. Dollar	29,691,467	1/30/15	1,222,772
Goldman Sachs	U.S. Dollar	4,325,210	Mexican Peso	63,800,000	1/30/15	(9,004)
JPMorgan	Japanese Yen	1,188,000,000	U.S. Dollar	9,998,527	1/22/15	78,446
UBS	Canadian Dollar	10,400,000	U.S. Dollar	9,125,288	2/09/15	181,514
UBS	Polish Zloty	14,110,000	U.S. Dollar	4,173,445	1/30/15	193,893
UBS	U.S. Dollar	8,956,638	Canadian Dollar	10,400,000	2/09/15	(12,863)
						$6,668,648

Credit Default Swaps outstanding:

Clearing Broker	Referenced Entity	Buy/Sell Protection (15)	Current Credit Spread (16)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citigroup*	Markit CDX NA HY23 Index	Sell	3.56%	$20,000,000	5.000%	12/20/19	$1,269,871	$220,955
Citigroup**	Markit CDX NA HY22 Index	Sell	3.26	20,394,000	5.000	6/20/19	1,419,812	101,662
				$40,394,000			$2,689,683	$322,617
*	Citigroup is also the counterparty for this transaction.
**	The counterparty for this transaction is Goldman Sachs.

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
Bank of America*	$19,000,000	Receive	3-Month USD-LIBOR-BBA	1.573%	Semi-Annually	10/10/18	$(103,168)	(103,535)
JPMorgan	21,000,000	Receive	3-Month USD-LIBOR-BBA	2.113	Semi-Annually	2/21/22	(238,732)	(238,732)
JPMorgan	10,800,000	Receive	3-Month USD-LIBOR-BBA	2.078	Semi-Annually	2/19/23	(18,542)	(18,542)
JPMorgan*	17,000,000	Receive	3-Month USD-LIBOR-BBA	2.739	Semi-Annually	11/21/23	(790,214)	(790,690)
Morgan Stanley*	26,000,000	Receive	3-Month USD-LIBOR-BBA	2.743	Semi-Annually	4/15/24	(1,266,565)	(1,266,565)
	$93,800,000						$(2,417,221)	$(2,418,064)
*	Citigroup is the clearing broker for this transactions.

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(493)	3/15	$(58,632,336)	$(15,046)
U.S. Treasury 10-Year Note	Short	(910)	3/15	(115,385,156)	(277,839)
U.S. Treasury Long Bond	Long	32	3/15	4,626,000	(30,409)
U.S. Treasury Ultra Bond	Long	22	3/15	3,634,125	(10,021)
				$(165,757,367)	$(333,315)
*	Total aggregate Notional Amount at Value of long and short positions is $8,260,125 and $(174,017,492), respectively.

Nuveen Investments	79

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(6)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(7)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $139,632,488.

(8)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(9)	Perpetual security. Maturity date is not applicable.

(10)	Principal Amount (000) rounds to less than $1,000.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(12)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(13)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(14)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

(15)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(16)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(17)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

I/O	Interest only.

MDR	Denotes investment is subject to dollar roll transactions.

N/A	Not applicable.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

MXN	Mexican Peso

NOK	Norwegian Krone

PLN	Polish Zloty

ZAR	South African Rand

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

80	Nuveen Investments

Nuveen U.S. Infrastructure Income Fund

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 96.6%

	CORPORATE BONDS – 33.5%

	Commercial Services & Supplies – 2.9%

$70	ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	$70,000

66	Casella Waste Systems Inc.	7.750%	2/15/19	CCC+	66,990

80	Covanta Holding Corporation	5.875%	3/01/24	Ba3	81,400
216	Total Commercial Services & Supplies				218,390

	Diversified Telecommunication Services – 2.9%

65	IntelSat Jackson Holdings	6.625%	12/15/22	B–	66,788

75	Qualitytech LP/QTS Finance Corp., 144A	5.875%	8/01/22	B+	75,375

80	SBA Communications Corporation, 144A	4.875%	7/15/22	B	77,000
220	Total Diversified Telecommunication Services				219,163

	Electric Utilities – 5.4%

65	Exelon Generation Co. LLC	4.250%	6/15/22	BBB+	67,547

95	Mississippi Power Company	4.250%	3/15/42	A	96,293

100	Northern States Power Company	2.600%	5/15/23	Aa3	98,379

70	PPL Capital Funding Inc.	3.500%	12/01/22	BBB	70,898

70	Progress Energy, Inc.	3.150%	4/01/22	Baa1	70,910
400	Total Electric Utilities				404,027

	Gas Utilities – 0.9%

70	Suburban Propane Partners LP	5.500%	6/01/24	BB–	67,550

	Health Care Equipment & Supplies – 0.9%

65	Tenet Healthcare Corporation	6.750%	2/01/20	B3	68,413

	Health Care Providers & Services – 2.6%

65	Community Health Systems, Inc.	6.875%	2/01/22	B	68,859

65	Kindred Healthcare Inc., 144A	6.375%	4/15/22	B2	61,913

66	Select Medical Corporation	6.375%	6/01/21	B–	66,990
196	Total Health Care Providers & Services				197,762

	Independent Power & Renewable Electricity Producers – 0.9%

65	GenOn Energy Inc.	9.500%	10/15/18	B	64,675

	Internet Software & Services – 1.0%

75	Equinix Inc.	5.375%	4/01/23	BB	75,000

	Oil, Gas & Consumable Fuels – 8.9%

70	Atlas Pipeline LP Finance	5.875%	8/01/23	B+	69,300

90	Berkshire Hathaway Energy Company	3.750%	11/15/23	A3	93,833

66	Calumet Specialty Products	7.625%	1/15/22	B+	61,050

Nuveen Investments	81

Nuveen U.S. Infrastructure Income Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$70	Enterprise Products Operating Group LLP	3.350%	3/15/23	BBB+	$69,236

75	Global Partners LP/GLP Finance, 144A	6.250%	7/15/22	B+	72,750

70	Kinder Morgan Energy Partners LP	3.500%	9/01/23	BBB	66,454

66	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	62,040

100	Southeast Supply Header LLC, 144A	4.250%	6/15/24	BBB–	101,339

75	Western Refining Inc.	6.250%	4/01/21	B+	73,125
682	Total Oil, Gas & Consumable Fuels				669,127

	Real Estate Investment Trust – 2.4%

100	American Tower Company	5.000%	2/15/24	BBB	106,047

70	Geo Group Inc.	5.875%	1/15/22	BB–	71,750
170	Total Real Estate Investment Trust				177,797

	Road & Rail – 4.7%

95	Burlington Northern Santa Fe Corporation	4.375%	9/01/42	A3	97,586

90	Norfolk Southern Corporation	3.850%	1/15/24	BBB+	94,631

85	Union Pacific Corporation	4.750%	12/15/43	A	96,309

70	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B3	69,300
340	Total Road & Rail				357,826
$2,499	Total Corporate Bonds (cost $2,549,276)				2,519,730

Principal Amount (000)	Description (1)		Optional Call Provisions (3)	Ratings (2)	Value

	MUNICIPAL BONDS – 63.1%

	Arizona – 3.7%

$65	Phoenix, Arizona, Various Purpose General Obligation Bonds, Build America Taxable Bonds, Series 2009A, 5.269%, 7/01/34		No Opt. Call	AA+	$77,903

65	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Build America Bonds, Series 2010A, 4.839%, 1/01/41		No Opt. Call	Aa1	77,413

105	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28		No Opt. Call	A–	125,875
235	Total Arizona				281,191

	California – 14.2%

250	Alameda Corridor Transportation Authority, California, User Fee Revenue Bonds, Subordinate Lien Series 2004B, 0.000%, 10/01/31 – AMBAC Insured		No Opt. Call	BBB+	91,883

100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Build America Federally Taxable Bond Series 2009F-2, 6.263%, 4/01/49		No Opt. Call	AA	141,463

100	California State, Various Purpose General Obligation Bonds, Build America Federally Taxable Bonds, Series 2009, 7.550%, 4/01/39		No Opt. Call	Aa3	154,668

50	Los Angeles Community College District, California, General Obligation Bonds, Build America Taxable Bonds, Series 2010, 6.600%, 8/01/42		No Opt. Call	AA+	71,062

75	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39		No Opt. Call	AA–	98,648

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	California (continued)

$100	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable – Direct Payment – Build America Bonds, Series 2010A, 5.716%, 7/01/39	No Opt. Call	AA–	$127,535

95	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Federally Taxable Build America Bonds, Series 2010W, 6.156%, 5/15/36	No Opt. Call	AA–	122,508

100	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010E, 6.000%, 11/01/40	No Opt. Call	AA–	131,254

100	University of California, General Revenue Bonds, Build America Taxable Bonds, Series 2009R, 5.770%, 5/15/43	No Opt. Call	AA	128,595
970	Total California			1,067,616

	Colorado – 0.5%

100	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	AA–	37,733

	Illinois – 11.2%

65	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2009, 5.720%, 12/01/38	No Opt. Call	AAA	80,839

40	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	47,535

100	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B, 6.845%, 1/01/38	1/20 at 100.00	A2	114,292

110	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series 2010B, 6.900%, 1/01/40	No Opt. Call	AA	144,646

100	Cook County, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2010D, 6.229%, 11/15/34	No Opt. Call	AA	111,041

100	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-1, 6.630%, 2/01/35	No Opt. Call	A–	112,261

90	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	117,515

100	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Bond Series 2009C, 6.859%, 1/01/39	No Opt. Call	A2	113,804
705	Total Illinois			841,933

	Louisiana – 1.5%

100	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Build America Taxable Bonds, Series 2010B, 6.087%, 2/01/45	2/20 at 100.00	AA	112,677

	Missouri – 1.1%

60	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Build America Bond Series 2009A, 7.730%, 1/01/39	No Opt. Call	A–	80,795

	New Jersey – 4.5%

50	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	53,389

25	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2009B, 6.875%, 12/15/39	6/19 at 100.00	A2	28,140

Nuveen Investments	83

Nuveen U.S. Infrastructure Income Fund (continued)

Portfolio of Investments	December 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	New Jersey (continued)

$100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2010C, 6.104%, 12/15/28	12/20 at 100.00	A2	$111,751

100	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	146,456
275	Total New Jersey			339,736

	New York – 6.9%

105	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America Taxable Bonds, Series 2010A-2, 6.089%, 11/15/40	No Opt. Call	AA	138,961

100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build America Taxable Bonds, Series 2010B-1, 6.648%, 11/15/39	No Opt. Call	AA–	136,452

100	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	AA	133,603

100	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-First Series 2014, 4.960%, 8/01/46	No Opt. Call	AA–	114,426
405	Total New York			523,442

	Ohio – 4.2%

100	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Federally Taxable Build America Bonds, Series 2009B, 6.449%, 2/15/44	No Opt. Call	A	132,410

100	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Taxable Series 2013B, 4.532%, 1/01/35	No Opt. Call	AA	109,029

60	Ohio State University, General Receipts Bonds, Build America Taxable Bond Series 2010C, 4.910%, 6/01/40	No Opt. Call	Aa1	73,529
260	Total Ohio			314,968

	Oregon – 1.7%

100	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Federally Taxable Build America Bonds, Series 2010A, 5.834%, 11/15/34	No Opt. Call	AA+	130,137

	Pennsylvania – 2.9%

100	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build America Taxable Bonds, Series 2009D, 6.218%, 6/01/39	No Opt. Call	A+	122,908

70	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2009A, 6.105%, 12/01/39	No Opt. Call	A+	93,202
170	Total Pennsylvania			216,110

	Tennessee – 1.8%

100	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	Aa3	134,790

	Texas – 4.5%

75	Dallas County Hospital District, Texas, General Obligation Limited Tax Bonds, Build America Taxable Bonds, Series 2009C, 5.621%, 8/15/44	No Opt. Call	AA+	96,906

100	North Texas Tollway Authority, System Revenue Bonds, Subordinate Lien Taxable Revenue Bonds, Federally Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa3	121,427

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	Texas (continued)

$95	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.500%, 6/30/33	6/20 at 100.00	Baa3	$118,300
270	Total Texas			336,633

	Virginia – 3.1%

100	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Build America Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	137,251

80	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Build America Taxable Bonds, Series 2010A-2, 5.350%, 5/15/35	No Opt. Call	AA+	95,538
180	Total Virginia			232,789

	Washington – 1.3%

75	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Build America Taxable Bonds, Series 2009S-2T, 5.491%, 11/01/39	No Opt. Call	AAA	94,957
$4,005	Total Municipal Bonds (cost $4,464,917)			4,745,507
	Total Long-Term Investments (cost $7,014,193)			7,265,237

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.3%

	Repurchase Agreements – 1.3%

$100	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/14, repurchase price $100,354, collateralized by $105,000 U.S. Treasury Notes, 2.125%, due 6/30/21, value $107,100	0.000%	1/02/15	$100,354
	Total Short-Term Investments (cost $100,354)			100,354
	Total Investments (cost $7,114,547) – 97.9%			7,365,591
	Other Assets Less Liabilities – 2.1% (4)			159,406
	Net Assets – 100%			$7,524,997

Investments in Derivatives as of December 31, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bond	Short	(11)	3/15	$(1,590,188)	$(48,838)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	85

Statement of

Assets and Liabilities	December 31, 2014 (Unaudited)

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Assets
Long-term investments, at value (cost $19,834,467, $756,143,910, $1,070,816,903 and $7,014,193, respectively)	$19,362,622	$708,793,372	$1,067,296,708	$7,265,237
Investments purchased with collateral from securities lending, at value (cost approximates value)	—	129,400,025	143,153,190	—
Short-term investments, at value (cost approximates value)	844,829	—	63,301,802	100,354
Cash denominated in foreign currencies (cost $5,558, $74,322, $101,354 and $—, respectively)	5,515	74,097	101,328	—
Cash	2,490	148,684	—	—
Cash collateral at brokers(1)	140,203	1,353,359	3,796,827	30,000
Credit default swap premiums paid	11,279	—	2,367,066	—
Interest rate swaps premiums paid	—	428	843	—
Unrealized appreciation on forward foreign currency exchange contracts, net	47,415	2,181,727	6,763,964	—
Receivable for:
Dividends	2,541	338,843	54,345	—
Due from broker	—	70,835	35,882	—
Interest	247,589	13,577,941	12,300,777	105,164
Investments sold	—	8,547,665	16,330,972	60,639
Reclaims	989	258	194	—
Reimbursement from Adviser	284	—	—	—
Shares sold	1,251	1,184,437	9,192,816	66
Variation margin on futures contracts	—	8,535	16,563	—
Variation margin on swap contracts	224	2,052,089	—	—
Other assets	11,554	66,810	123,003	5,918
Total assets	20,678,785	867,799,105	1,324,836,280	7,567,378
Liabilities
Borrowings	—	4,769,708	—	—
Cash overdraft	—	—	309,466	—
Credit default swap premiums received	—	1,440,500	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts, net	79,598	1,522	95,316	—
Interest rate swaps	343	—	257,274	—
Payable for:
Collateral from securities lending program	—	129,400,025	143,153,190	—
Dividends	44,268	2,484,165	2,214,688	24,098
Investments purchased	827,058	497,735	39,066,171	—
Shares redeemed	17,229	7,173,525	4,983,001	63
Variation margin on futures contracts	6,249	26,844	228,531	3,094
Variation margin on swap contracts	—	—	551,681	—
Accrued expenses:
Management fees	—	377,270	397,088	442
Directors/Trustees fees	132	27,925	38,426	47
12b-1 distribution and service fees	497	85,050	127,394	69
Other	56,242	382,334	295,508	14,568
Total liabilities	1,031,616	146,666,603	191,717,734	42,381
Net assets	$19,647,169	$721,132,502	$1,133,118,546	$7,524,997

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

86	Nuveen Investments

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Class A Shares
Net assets	$1,472,176	$132,514,823	$239,896,041	$150,155
Shares outstanding	75,507	15,851,245	21,381,160	7,391
Net asset value (“NAV”) per share	$19.50	$8.36	$11.22	$20.32
Offering price per share (NAV per share plus maximum sales charge of 4.75%, 4.75%, 4.25% and 4.25%, respectively, of offering price)	$20.47	$8.78	$11.72	$21.22
Class C Shares
Net assets	$185,455	$60,219,150	$90,907,202	$60,850
Shares outstanding	9,472	7,217,292	8,154,484	2,995
NAV and offering price per share	$19.58	$8.34	$11.15	$20.32
Class R3 Shares
Net assets	$47,780	$1,215,102	$11,747,899	$—
Shares outstanding	2,443	142,356	1,042,992	—
NAV and offering price per share	$19.56	$8.54	$11.26	$—
Class I Shares
Net assets	$17,941,758	$527,183,427	$790,567,404	$7,313,992
Shares outstanding	916,830	62,882,208	70,505,637	360,040
NAV and offering price per share	$19.57	$8.38	$11.21	$20.31
Net assets consist of:
Capital paid-in	$20,353,986	$781,305,657	$1,159,355,961	$7,413,961
Undistributed (Over-distribution of) net investment income	128,613	(4,415,892)	6,944,788	(8,222)
Accumulated net realized gain (loss)	(294,759)	(9,671,620)	(33,859,478)	(82,948)
Net unrealized appreciation (depreciation)	(540,671)	(46,085,643)	677,275	202,206
Net assets	$19,647,169	$721,132,502	$1,133,118,546	$7,524,997
Authorized shares – per class	Unlimited	2 billion	2 billion	Unlimited
Par value per share	$0.01	$0.0001	$0.0001	$0.01

See accompanying notes to financial statements.

Nuveen Investments	87

Statement of

Operations	Six Months Ended December 31, 2014 (Unaudited)

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Investment Income
Dividend income (net of foreign tax withheld of $—, $6,880, $— and $—, respectively)	$12,620	$2,091,507	$715,758	$—
Interest income (net of foreign tax withheld of $355, $19,500, $— and $—, respectively)	452,963	30,186,723	22,866,424	172,435
Securities lending income, net	—	452,482	163,487	—
Total investment income	465,583	32,730,712	23,745,669	172,435
Expenses
Management fees	58,072	2,542,615	2,470,207	22,434
12b-1 service fees – Class A Shares	1,899	224,939	220,233	95
12b-1 distribution and service fees – Class C Shares	960	344,172	345,120	258
12b-1 distribution and service fees – Class R3 Shares	126	3,093	17,816	—
Shareholder servicing agent fees	1,342	338,085	255,719	229
Custodian fees	27,207	206,273	151,835	9,377
Directors/Trustees fees	618	16,845	15,624	225
Professional fees	20,457	48,998	49,278	10,281
Shareholder reporting expenses	13,414	54,008	72,119	874
Federal and state registration fees	23,730	52,992	88,677	4,104
Other expenses	7,437	15,547	15,847	2,314
Total expenses before fee waiver/expense reimbursement	155,262	3,847,567	3,702,475	50,191
Fee waiver/expense reimbursement	(78,774)	—	(377,731)	(24,117)
Net expenses	76,488	3,847,567	3,324,744	26,074
Net investment income (loss)	389,095	28,883,145	20,420,925	146,361
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(312,317)	(15,125,871)	(5,836,754)	(4,191)
Forward foreign currency exchange contracts	65,840	6,997,031	9,072,434	—
Futures contracts	(35,886)	(349,155)	(1,201,018)	(79,167)
Swaps	9,181	(590,244)	(683,936)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(741,820)	(79,876,132)	(35,413,513)	133,250
Forward foreign currency exchange contracts	(28,615)	2,154,009	6,851,861	—
Futures contracts	(41,839)	(243,912)	(425,289)	(33,687)
Swaps	(24,638)	(94,459)	(1,445,593)	—
Net realized and unrealized gain (loss)	(1,110,094)	(87,128,733)	(29,081,808)	16,205
Net increase (decrease) in net assets from operations	$(720,999)	$(58,245,588)	$(8,660,883)	$162,566

See accompanying notes to financial statements.

88	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Global Total Return Bond		High Income Bond
	Six Months Ended 12/31/14	Year Ended 6/30/14	Six Months Ended 12/31/14	Year Ended 6/30/14
Operations
Net investment income (loss)	$389,095	$797,824	$28,883,145	$54,450,944
Net realized gain (loss) from:
Investments and foreign currency	(312,317)	275,982	(15,125,871)	10,688,684
Forward foreign currency exchange contracts	65,840	(355,340)	6,997,031	(869,241)
Futures contracts	(35,886)	6,740	(349,155)	(77,978)
Options purchased	—	(15,802)	—	—
Swaps	9,181	80,592	(590,244)	(2,055,236)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(741,820)	693,937	(79,876,132)	41,655,840
Forward foreign currency exchange contracts	(28,615)	76,850	2,154,009	183,932
Futures contracts	(41,839)	(44,565)	(243,912)	(720,436)
Options purchased	—	4,270	—	—
Swaps	(24,638)	(22,510)	(94,459)	(571,182)
Net increase (decrease) in net assets from operations	(720,999)	1,497,978	(58,245,588)	102,685,327
Distributions to Shareholders
From net investment income:
Class A	(33,530)	(41,491)	(5,434,550)	(11,488,067)
Class C	(3,379)	(4,753)	(1,846,183)	(4,133,973)
Class R3	(1,039)	(1,637)	(36,121)	(57,707)
Class I	(441,582)	(689,699)	(20,981,613)	(40,883,363)
From accumulated net realized gains:
Class A	(20,483)	(15,286)	(1,298,112)	(3,748,641)
Class C	(2,560)	(2,340)	(551,922)	(1,550,786)
Class R3	(670)	(762)	(10,919)	(18,187)
Class I	(250,904)	(279,368)	(5,141,766)	(12,406,397)
Decrease in net assets from distributions to shareholders	(754,147)	(1,035,336)	(35,301,186)	(74,287,121)
Fund Share Transactions
Proceeds from sale of shares	521,126	3,495,146	305,869,051	544,164,005
Proceeds from shares issued to shareholders due to reinvestment of distributions	236,616	290,859	14,924,956	32,009,771
	757,742	3,786,005	320,794,007	576,173,776
Cost of shares redeemed	(346,833)	(1,174,138)	(508,656,781)	(308,712,801)
Net increase (decrease) in net assets from Fund share transactions	410,909	2,611,867	(187,862,774)	267,460,975
Net increase (decrease) in net assets	(1,064,237)	3,074,509	(281,409,548)	295,859,181
Net assets at the beginning of period	20,711,406	17,636,897	1,002,542,050	706,682,869
Net assets at the end of period	$19,647,169	$20,711,406	$721,132,502	$1,002,542,050
Undistributed (Over-distribution of) net investment income at the end of period	$128,613	$219,048	$(4,415,892)	$(5,000,570)

See accompanying notes to financial statements.

Nuveen Investments	89

Statement of Changes in Net Assets (Unaudited) (continued)

	Strategic Income		U.S. Infrastructure Income
	Six Months Ended 12/31/14	Year Ended 6/30/14	Six Months Ended 12/31/14	Period 5/12/14 commencement of operations) through 6/30/14
Operations
Net investment income (loss)	$20,420,925	$32,370,172	$146,361	$33,999
Net realized gain (loss) from:
Investments and foreign currency	(5,836,754)	7,067,274	(4,191)	459
Forward foreign currency exchange contracts	9,072,434	(3,086,868)	—	—
Futures contracts	(1,201,018)	(192,845)	(79,167)	—
Options purchased	—	(81,130)	—	—
Swaps	(683,936)	1,328,009	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(35,413,513)	33,944,503	133,250	117,794
Forward foreign currency exchange contracts	6,851,861	1,021,813	—	—
Futures contracts	(425,289)	(955,534)	(33,687)	(15,151)
Options purchased	—	81,130	—	—
Swaps	(1,445,593)	(3,796,978)	—	—
Net increase (decrease) in net assets from operations	(8,660,883)	67,699,546	162,566	137,101
Distributions to Shareholders
From net investment income:
Class A	(4,183,847)	(4,217,324)	(1,756)	(163)
Class C	(1,374,382)	(1,540,102)	(874)	(130)
Class R3	(161,843)	(167,160)	—	—
Class I	(17,503,168)	(27,194,188)	(161,989)	(23,805)
From accumulated net realized gains:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(23,223,240)	(33,118,774)	(164,619)	(24,098)
Fund Share Transactions
Proceeds from sale of shares	498,105,539	318,782,287	482,859	7,000,500
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,712,911	12,232,390	3,952	—
	508,818,450	331,014,677	486,811	7,000,500
Cost of shares redeemed	(137,874,871)	(200,728,971)	(72,760)	(504)
Net increase (decrease) in net assets from Fund share transactions	370,943,579	130,285,706	414,051	6,999,996
Net increase (decrease) in net assets	339,059,456	164,866,478	411,998	7,112,999
Net assets at the beginning of period	794,059,090	629,192,612	7,112,999	—
Net assets at the end of period	$1,133,118,546	$794,059,090	$7,524,997	$7,112,999
Undistributed (Over-distribution of) net investment income at the end of period	$6,944,788	$9,747,103	$(8,222)	$10,036

See accompanying notes to financial statements.

90	Nuveen Investments

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Nuveen Investments	91

Financial

Highlights (Unaudited)

Global Total Return Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/11)
2015(f)	$20.97	$0.37	$(1.12)	$(0.75)	$(0.45)	$(0.27)	$(0.72)	$19.50
2014	20.54	0.79	0.68	1.47	(0.73)	(0.31)	(1.04)	20.97
2013	21.19	0.72	(0.14)	0.58	(0.86)	(0.37)	(1.23)	20.54
2012(d)	20.00	0.41	1.07	1.48	(0.29)	—	(0.29)	21.19
Class C (12/11)
2015(f)	21.04	0.29	(1.12)	(0.83)	(0.36)	(0.27)	(0.63)	19.58
2014	20.58	0.63	0.70	1.33	(0.56)	(0.31)	(0.87)	21.04
2013	21.18	0.56	(0.10)	0.46	(0.69)	(0.37)	(1.06)	20.58
2012(d)	20.00	0.29	1.13	1.42	(0.24)	—	(0.24)	21.18
Class R3 (12/11)
2015(f)	21.03	0.34	(1.11)	(0.77)	(0.43)	(0.27)	(0.70)	19.56
2014	20.58	0.74	0.69	1.43	(0.67)	(0.31)	(0.98)	21.03
2013	21.20	0.66	(0.11)	0.55	(0.80)	(0.37)	(1.17)	20.58
2012(d)	20.00	0.35	1.13	1.48	(0.28)	—	(0.28)	21.20
Class I (12/11)
2015(f)	21.05	0.39	(1.11)	(0.72)	(0.49)	(0.27)	(0.76)	19.57
2014	20.61	0.84	0.69	1.53	(0.78)	(0.31)	(1.09)	21.05
2013	21.23	0.77	(0.11)	0.66	(0.91)	(0.37)	(1.28)	20.61
2012(d)	20.00	0.42	1.12	1.54	(0.31)	—	(0.31)	21.23

92	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(3.56)%	$1,472	1.73	%*	2.79	%*	0.96	%*	3.55	%*	46%
7.45	1,378	2.03		2.81		0.97		3.87		109
2.47	1,037	2.16		2.10		0.97		3.29		176
7.42	310	2.44	*	1.99	*	0.98	*	3.46	*	116

(3.93)	185	2.47	*	2.05	*	1.71	*	2.81	*	46
6.74	204	2.77		2.06		1.72		3.11		109
1.94	158	2.99		1.29		1.72		2.56		176
7.10	53	2.74	*	1.41	*	1.72	*	2.42	*	116

(3.69)	48	1.98	*	2.56	*	1.21	*	3.32	*	46
7.26	51	2.26		2.57		1.22		3.61		109
2.34	50	2.31		1.91		1.22		3.00		176
7.38	53	2.24	*	1.91	*	1.23	*	2.92	*	116

(3.45)	17,942	1.48	*	3.05	*	0.71	*	3.81	*	46
7.76	19,078	1.77		3.09		0.72		4.13		109
2.86	16,392	1.81		2.41		0.72		3.50		176
7.71	14,767	1.74	*	2.41	*	0.73	*	3.42	*	116

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 2, 2011 (commencement of operations) through June 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	93

Financial Highlights (Unaudited) (continued)

High Income Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/01)
2015(e)	$9.29	$0.28	$(0.87)	$(0.59)	$(0.27)	$(0.07)	$(0.34)	$8.36
2014	8.99	0.58	0.53	1.11	(0.61)	(0.20)	(0.81)	9.29
2013	8.64	0.63	0.39	1.02	(0.67)	—	(0.67)	8.99
2012	9.05	0.69	(0.38)	0.31	(0.69)	(0.03)	(0.72)	8.64
2011	8.28	0.67	0.76	1.43	(0.66)	—	(0.66)	9.05
2010	7.15	0.67	1.12	1.79	(0.66)	—	(0.66)	8.28
Class C (8/01)
2015(e)	9.27	0.24	(0.86)	(0.62)	(0.24)	(0.07)	(0.31)	8.34
2014	8.98	0.51	0.52	1.03	(0.54)	(0.20)	(0.74)	9.27
2013	8.62	0.56	0.40	0.96	(0.60)	—	(0.60)	8.98
2012	9.01	0.63	(0.37)	0.26	(0.62)	(0.03)	(0.65)	8.62
2011	8.25	0.60	0.75	1.35	(0.59)	—	(0.59)	9.01
2010	7.12	0.60	1.13	1.73	(0.60)	—	(0.60)	8.25
Class R3 (9/01)
2015(e)	9.48	0.27	(0.87)	(0.60)	(0.27)	(0.07)	(0.34)	8.54
2014	9.17	0.57	0.54	1.11	(0.60)	(0.20)	(0.80)	9.48
2013	8.81	0.62	0.40	1.02	(0.66)	—	(0.66)	9.17
2012	9.23	0.67	(0.38)	0.29	(0.68)	(0.03)	(0.71)	8.81
2011	8.44	0.66	0.77	1.43	(0.64)	—	(0.64)	9.23
2010	7.28	0.66	1.14	1.80	(0.64)	—	(0.64)	8.44
Class I (8/01)
2015(e)	9.31	0.29	(0.86)	(0.57)	(0.29)	(0.07)	(0.36)	8.38
2014	9.01	0.60	0.53	1.13	(0.63)	(0.20)	(0.83)	9.31
2013	8.65	0.66	0.39	1.05	(0.69)	—	(0.69)	9.01
2012	9.05	0.71	(0.37)	0.34	(0.71)	(0.03)	(0.74)	8.65
2011	8.29	0.69	0.75	1.44	(0.68)	—	(0.68)	9.05
2010	7.16	0.69	1.12	1.81	(0.68)	—	(0.68)	8.29

94	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(6.35)%	$132,515	0.96	%*	6.20	%*	0.96	%*	6.20	%*	39%
12.88	209,830	0.95		6.37		0.95		6.37		85
11.99	141,132	0.94		6.92		0.94		6.92		133
3.76	92,018	1.06		7.98		1.04		7.99		124
17.61	30,984	1.22		7.38		1.10		7.50		130
25.47	29,532	1.29		7.93		1.10		8.12		132

(6.72)	60,219	1.72	*	5.44	*	1.72	*	5.44	*	39
11.98	71,974	1.70		5.64		1.70		5.64		85
11.33	67,466	1.70		6.21		1.70		6.21		133
3.18	48,667	1.80		7.26		1.79		7.27		124
16.67	9,792	1.97		6.64		1.85		6.76		130
24.67	6,969	2.04		7.22		1.85		7.41		132

(6.39)	1,215	1.21	*	5.95	*	1.21	*	5.95	*	39
12.65	1,099	1.20		6.09		1.20		6.09		85
11.79	697	1.19		6.69		1.19		6.69		133
3.46	615	1.31		7.66		1.29		7.68		124
17.28	309	1.47		7.12		1.35		7.25		130
25.12	343	1.54		7.73		1.35		7.92		132

(6.22)	527,183	0.72	*	6.44	*	0.72	*	6.44	*	39
13.15	719,640	0.71		6.61		0.71		6.61		85
12.39	495,863	0.70		7.24		0.70		7.24		133
4.15	465,299	0.84		8.19		0.80		8.23		124
17.77	460,785	0.97		7.63		0.85		7.75		130
25.75	350,066	1.04		8.19		0.85		8.38		132

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. As of October 31, 2013, the Adviser is no longer reimbursing the Fund for any fees and expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial Highlights (Unaudited) (continued)

Strategic Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (2/00)
2015(f)	$11.60	$0.24	$(0.34)	$(0.10)	$(0.28)	$—	$(0.28)	$11.22
2014	11.02	0.53	0.59	1.12	(0.54)	—	(0.54)	11.60
2013	10.83	0.52	0.16	0.68	(0.49)	—	(0.49)	11.02
2012	10.72	0.44	0.10	0.54	(0.43)	—	(0.43)	10.83
2011	10.27	0.43	0.45	0.88	(0.43)	—	(0.43)	10.72
2010	9.01	0.52	1.28	1.80	(0.54)	—	(0.54)	10.27
Class C (2/00)
2015(f)	11.52	0.19	(0.33)	(0.14)	(0.23)	—	(0.23)	11.15
2014	10.94	0.44	0.60	1.04	(0.46)	—	(0.46)	11.52
2013	10.76	0.43	0.16	0.59	(0.41)	—	(0.41)	10.94
2012	10.65	0.36	0.09	0.45	(0.34)	—	(0.34)	10.76
2011	10.20	0.35	0.44	0.79	(0.34)	—	(0.34)	10.65
2010	8.96	0.43	1.27	1.70	(0.46)	—	(0.46)	10.20
Class R3 (9/01)
2015(f)	11.64	0.23	(0.35)	(0.12)	(0.26)	—	(0.26)	11.26
2014	11.05	0.51	0.60	1.11	(0.52)	—	(0.52)	11.64
2013	10.88	0.49	0.15	0.64	(0.47)	—	(0.47)	11.05
2012	10.77	0.41	0.10	0.51	(0.40)	—	(0.40)	10.88
2011	10.31	0.41	0.45	0.86	(0.40)	—	(0.40)	10.77
2010	9.07	0.42	1.32	1.74	(0.50)	—	(0.50)	10.31
Class I (2/00)
2015(f)	11.59	0.25	(0.34)	(0.09)	(0.29)	—	(0.29)	11.21
2014	11.01	0.56	0.59	1.15	(0.57)	—	(0.57)	11.59
2013	10.83	0.55	0.15	0.70	(0.52)	—	(0.52)	11.01
2012	10.71	0.45	0.12	0.57	(0.45)	—	(0.45)	10.83
2011	10.26	0.46	0.44	0.90	(0.45)	—	(0.45)	10.71
2010	9.01	0.55	1.25	1.80	(0.55)	—	(0.55)	10.26

96	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)(e)

(0.92)%	$239,896	0.91	%*	4.10	%*	0.83	%*	4.18	%*	22%
10.46	128,189	0.91		4.65		0.84		4.73		50
6.25	72,341	0.90		4.50		0.84		4.57		69
5.14	52,802	0.93		4.01		0.85		4.10		199
8.69	25,045	1.05		3.93		0.88		4.10		98
20.21	28,165	1.13		4.98		0.92		5.19		96

(1.23)	90,907	1.66	*	3.35	*	1.58	*	3.43	*	22
9.59	48,335	1.66		3.91		1.59		3.98		50
5.50	35,146	1.65		3.75		1.59		3.81		69
4.32	31,085	1.67		3.30		1.60		3.37		199
7.85	8,092	1.80		3.22		1.73		3.29		98
19.13	6,748	1.88		4.21		1.75		4.34		96

(1.02)	11,748	1.16	*	3.85	*	1.08	*	3.93	*	22
10.19	5,321	1.16		4.41		1.09		4.48		50
5.89	2,926	1.15		4.27		1.09		4.34		69
4.83	1,903	1.19		3.73		1.12		3.80		199
8.40	1,020	1.29		3.73		1.23		3.79		98
19.47	601	1.37		4.06		1.24		4.19		96

(0.79)	790,567	0.66	*	4.35	*	0.58	*	4.43	*	22
10.77	612,214	0.66		4.92		0.59		5.00		50
6.42	517,292	0.65		4.75		0.59		4.81		69
5.35	534,608	0.69		4.19		0.63		4.26		199
8.99	615,107	0.80		4.22		0.73		4.29		98
20.31	655,301	0.87		5.31		0.74		5.44		96

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For fiscal years beginning after June 30, 2011, the Fund will no longer exclude dollar roll transactions, where applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	97

Financial Highlights (Unaudited) (continued)

U.S. Infrastructure Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/14)
2015(f)	$20.32	$0.38	$0.05	$0.43	$(0.43)	$—	$(0.43)	$20.32
2014(d)	20.00	0.09	0.30	0.39	(0.07)	—	(0.07)	20.32
Class C (5/14)
2015(f)	20.31	0.31	0.04	0.35	(0.34)	—	(0.34)	20.32
2014(d)	20.00	0.07	0.29	0.36	(0.05)	—	(0.05)	20.31
Class I (5/14)
2015(f)	20.32	0.41	0.04	0.45	(0.46)	—	(0.46)	20.31
2014(d)	20.00	0.10	0.29	0.39	(0.07)	—	(0.07)	20.32

98	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.10%	$150	1.53	%*	3.15	%*	0.95	%*	3.73	%*	5%
1.93	51	3.46	*	0.77	*	0.96	*	3.27	*	4

1.75	61	2.37	*	2.35	*	1.70	*	3.00	*	5
1.81	51	4.20	*	0.03	*	1.71	*	2.52	*	4

2.24	7,314	1.37	*	3.36	*	0.70	*	4.02	*	5
1.95	7,011	3.20	*	1.03	*	0.71	*	3.52	*	4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 12, 2014 (commencement of operations) through June 30, 2014.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	99

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. and Nuveen Investment Trust (each a “Trust” and collectively, the “Trusts”), are open-end investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Investment Funds, Inc. is comprised of the Nuveen High Income Bond Fund (“High Income Bond”) and Nuveen Strategic Income Fund (“Strategic Income”) and Nuveen Investment Trust is comprised of the Nuveen Global Total Return Bond Fund (“Global Total Return Bond”) and Nuveen U.S. Infrastructure Income Fund (“U.S. Infrastructure Income”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. Nuveen Investment Funds, Inc. was incorporated in the state of Maryland on August 20, 1987. Nuveen Investment Trust was organized as a Massachusetts business trust in May 6, 1996.

The end of the reporting period for the Funds is December 31, 2014, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2014 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Change in Control

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect during the current fiscal period.

Investment Objectives and Principal Investment Strategies

Global Total Return Bond

Global Total Return Bond’s investment objective is to seek total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in bonds from issuers located around the world. The bonds in which the Fund may invest may be of any maturity and include: debt obligations of foreign governments; domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities); residential and commercial mortgage-backed securities; and asset-backed securities.

Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. issuers and is invested in issuers located in at least three countries (including the U.S.). The Fund may invest in debt obligations issued by governmental and corporate issuers located in emerging markets countries.

The Fund invests in securities that are U.S. dollar-denominated and in securities that are denominated in foreign currencies. As described in more detail below, the Fund may utilize various currency-related derivatives in an effort to enhance the Fund’s total return or to manage risk.

Up to 30% of the Fund’s net assets may be invested in securities rated lower than investment grade or in unrated securities of comparable quality as determined by the Sub-Adviser (such securities commonly referred to as “high yield” or “junk bonds”). If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts

100	Nuveen Investments

traded in the over-the-counter (“OTC”) market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

High Income Bond

High Income Bond’s investment objective is to provide investors with a high level of current income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds rated lower than investment grade at the time of purchase or in unrated bonds of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund may invest up to 20% of its net assets in fixed and floating rate loans, including senior loans and secured and unsecured junior loans. The Fund may invest in exchange-traded funds (“ETFs”), closed-end funds and other investment companies.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the Fund.

The Fund may invest without limitation in debt obligations of foreign corporations and governments, provided that no more than 20% of the Fund’s total assets may be invested in debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; swap agreements, including interest rate swaps, currency swaps, total return swaps, and credit default swaps; and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

Strategic Income

Strategic Income’s investment objective is to provide investors with total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in debt securities, including U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, asset-backed securities, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and debt obligations of foreign governments. The Fund may invest in fixed and floating rate loans, including senior loans and secured and unsecured junior loans, in an amount not to exceed 20% of the Fund’s net assets and municipal securities in an amount not to exceed 20% of net assets.

The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated debt obligations of foreign corporations and governments, including debt obligations issued by governmental and corporate issuers that are located in emerging market countries. The Fund may invest without limitation in U.S. dollar denominated securities of foreign issuers.

The Fund may invest up to 50% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The Fund’s weighted average effective maturity and average effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized

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Notes to Financial Statements (Unaudited) (continued)

derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

U.S. Infrastructure Income

U.S. Infrastructure Income’s investment objective is to seek current income consistent with limited risk to capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in infrastructure-related debt securities of U.S. issuers. Such securities include taxable and tax-exempt municipal bonds issued to finance the ownership, development, construction, renovation or operation of infrastructure assets and debt securities issued by, or loans issued to, infrastructure-related companies, which include companies involved in the ownership, development, construction, renovation, financing or operation of infrastructure assets, or that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets.

Infrastructure assets are the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer, and energy utilities; transportation and communication networks; health care facilities, schools, government accommodations and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Municipal bonds in which the Fund invests include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam). The Fund may invest in all types of municipal bonds including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund does not seek to provide income exempt from federal income tax. The Fund may invest in both taxable and tax-exempt municipal bonds. The Fund does not anticipate investing in tax-exempt bonds to the extent that its dividends will qualify as “exempt-interest dividends” and, as a result, it is expected that the Fund’s dividends will be taxable.

Other debt securities in which the Fund may invest include corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, fixed and floating rate loans, including senior loans and secured and unsecured junior loans, convertible bonds and preferred securities.

The Fund may invest up to 20% of its total assets in debt obligations of non-U.S. issuers, including debt obligations issued by issuers that are located in emerging market countries.

The Fund may invest up to 40% of its net assets in securities rated below investment grade or, if unrated, judged by the Sub-Adviser to be of comparable quality. Such securities are commonly referred to as “high yield” or “junk” bonds.

The Fund is not subject to any formal restrictions on its average portfolio maturity or duration, or on the duration or maturity of the individual securities in which it invests. However, the Fund generally invests in longer term bonds which are more sensitive to interest rate risk.

The Fund may invest up to 15% of its net assets in securities whose interest payments vary inversely with changes in short-term interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies

102	Nuveen Investments

followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Outstanding when-issued/delayed delivery purchase commitments	$827,058	$—	$8,287,500	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as a component of “Interest income” on the Statement of Operations. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of the Funds of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

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Notes to Financial Statements (Unaudited) (continued)

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements (Global Total Return Bond and U.S. Infrastructure Income only), International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

The ETFs in which the Funds invest are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAV on valuation date and are generally classified as Level 1.

Prices of forward fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of foreign currency exchange contracts and swap contracts are also priced by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (NYSE) is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

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The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the OTC market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Total Return Bond	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Convertible Preferred Securities	$87,223	$—	$—		$87,223
$25 Par (or similar) Retail Preferred	315,498	—	—		315,498
Corporate Bonds**	—	9,588,900	—	****	9,588,900
Convertible Bonds	—	21,288	—		21,288
$1,000 Par (or similar) Institutional Preferred	—	827,265	—		827,265
Asset-Backed and Mortgage-Backed Securities	—	1,170,487	—		1,170,487
Sovereign Debt	—	7,351,961	—		7,351,961
Short-Term Investments:
Repurchase Agreements	—	844,829	—		844,829
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts***	—	(32,183)	—		(32,183)
Credit Default Swaps***	—	2,642	—		2,642
Interest Rate Swaps***	—	(343)	—		(343)
Futures Contracts***	(29,286)	—	—		(29,286)
Total	$373,435	$19,774,846	$—		$20,148,281
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for a breakdown of securities classified as Level 3.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
****	Value of Level 3 security equals zero.

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Notes to Financial Statements (Unaudited) (continued)

High Income Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks**	$9,229,111	$—	$64,244	$9,293,355
Exchange-Traded Funds	3,627,285	—	—	3,627,285
Convertible Preferred Securities***	2,078,550	2,362,500	—	4,441,050
Variable Rate Senior Loan Interests	—	30,441,065	—	30,441,065
$25 Par (or similar) Retail Preferred***	24,934,641	6,218,100	—	31,152,741
Corporate Bonds**	—	578,567,303	10	578,567,313
Convertible Bonds	—	3,011,219	—	3,011,219
$1,000 Par (or similar) Institutional Preferred	—	36,011,681	—	36,011,681
Asset-Backed Securities	—	1,715	—	1,715
Investment Companies	12,245,814	—	—	12,245,814
Warrants***	—	134	—	134
Investments Purchased with Collateral from Securities Lending	129,400,025	—	—	129,400,025
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts****	—	2,180,205	—	2,180,205
Credit Default Swaps****	—	(464,307)	—	(464,307)
Interest Rate Swaps****	—	(201,334)	—	(201,334)
Futures Contracts****	(166,886)	—	—	(166,886)
Total	$181,348,540	$658,128,281	$64,254	$839,541,075

Strategic Income
Long-Term Investments*:
Common Stocks**	$—	$—	$5,993	$5,993
Convertible Preferred Securities***	765,000	525,000	—	1,290,000
Variable Rate Senior Loan Interests	—	14,588,942	—	14,588,942
$25 Par (or similar) Retail Preferred***	21,290,999	4,165,558	—	25,456,557
Corporate Bonds	—	738,423,565	—	738,423,565
$1,000 Par (or similar) Institutional Preferred	—	62,237,013	—	62,237,013
Asset-Backed and Mortgage-Backed Securities	—	70,699,538	—	70,699,538
Investment Companies	824,720	—	—	824,720
Sovereign Debt	—	153,770,380	—	153,770,380
Investments Purchased with Collateral from Securities Lending	143,153,190	—	—	143,153,190
Short-Term Investments:
Money Market Funds	63,301,802	—	—	63,301,802
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts****	—	6,668,648	—	6,668,648
Credit Default Swaps****	—	322,617	—	322,617
Interest Rate Swaps****	—	(2,418,064)	—	(2,418,064)
Futures Contracts****	(333,315)	—	—	(333,315)
Total	$229,002,396	$1,048,983,197	$5,993	$1,277,991,586

U.S. Infrastructure Income
Long-Term Investments*:
Corporate Bonds	$—	$2,519,730	$—	$2,519,730
Municipal Bonds	—	4,745,507	—	4,745,507
Short-Term Investments:
Repurchase Agreements	—	100,354	—	100,354
Investments in Derivatives:
Futures Contracts****	(48,838)	—	—	(48,838)
Total	$(48,838)	$7,365,591	$—	$7,316,753
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for a breakdown of securities classified as Level 3.
***	Refer to the Fund’s Portfolio of Investments for a breakdown of securities classified as Level 2.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The following table presents the transfers in and out of the three valuation levels for the following Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

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	Level 1		Level 2		Level 3
High Income Bond	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Common Stocks	$—	$(499)	$—	$—	$499	$—
Convertible Preferred Securities	—	(2,362,500)	2,362,500	—	—	—
$25 Par (or similar) Retail Preferred	1,714,724	(4,932,100)	4,932,100	(1,714,724)	—	—

The Board is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, Global Total Return Bond’s investments in non-U.S. securities were as follows:

Global Total Return Bond	Value	% of Net Assets
Country:
Mexico	$2,549,055	13.0%
United Kingdom	1,430,721	7.3
Germany	1,020,311	5.2
South Africa	960,369	4.9
Poland	765,968	3.9
France	699,505	3.6
Australia	574,635	2.9
Italy	560,613	2.9
China	410,447	2.1
Other countries	3,780,649	19.2
Total non-U.S. securities	$12,752,273	65.0%

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Notes to Financial Statements (Unaudited) (continued)

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and investments in derivatives are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in investments in derivatives are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps,’’ on the Statement of Operations, when applicable.

Repurchase Agreements

Global Total Return Bond and U.S. Infrastructure Income are authorized to invest in repurchase agreements. In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Total Return Bond	Fixed Income Clearing Corporation	$844,829	$(844,829)	$—
U.S. Infrastructure	Fixed Income Clearing Corporation	100,354	(100,354)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Securities Lending

In order to generate additional income, High Income Bond and Strategic Income may lend securities representing up to one-third of the value of each Fund’s total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 100% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the following Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
High Income Bond	U.S. Bank	$126,090,054	$(126,090,054)	$—
Strategic Income	U.S. Bank	139,632,488	(139,632,488)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund's Portfolio of Investments for details on the securities out on loan.

108	Nuveen Investments

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the six months ended December 31, 2014, were as follows:

	High Income Bond	Strategic Income
Securities lending fees paid	$73,761	$26,826

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivatives. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts (“forward contract”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts, (net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, Global Total Return Bond, High Income Bond and Strategic Income invested in forward foreign currency exchange contracts. Global Total Return Bond used foreign currency exchange contracts to gain exposure to selected foreign currencies, and in some cases, to hedge the currency risk present in a foreign bond. High Income Bond and Strategic Income used foreign currency exchange contracts to manage foreign currency exposure. For example, a Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of forward foreign currency exchange contracts outstanding*	$17,332,210	$80,875,029	$336,867,537
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments	109

Notes to Financial Statements (Unaudited) (continued)

The following table presents the fair value of all forward foreign currency exchange contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Global Total Return Bond

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$67,864	Unrealized depreciation on forward foreign currency exchange contracts, net	$(86,049)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(20,449)	Unrealized depreciation on forward foreign currency exchange contracts, net	6,451

Total			$47,415		$(79,598)

High Income Bond

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$2,376,672	Unrealized depreciation on forward foreign currency exchange contracts, net	$(1,522)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(194,945)	—	—

Total			$2,181,727		$(1,522)

Strategic Income

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$6,982,739	Unrealized depreciation on forward foreign currency exchange contracts, net	$(524,001)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(218,775)	Unrealized depreciation on forward foreign currency exchange contracts, net	428,685

Total			$6,763,964		$(95,316)

The following table presents the forward foreign currency exchange contracts, which are subject to netting agreements, and the collateral delivered related to those forward foreign currency exchange contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Global Total Return Bond
	Bank of America	$6,210	$(37,916)	$6,210	$(31,706)	$—	$(31,706)
	Barclays Bank PLC	23,152	(9,881)	(9,881)	13,271	—	13,271
	BNP Paribas	—	(29,925)	—	(29,925)	—	(29,925)
	Citigroup	30,952	(3,635)	(3,635)	27,317	—	27,317
	Credit Suisse	12,081	(6,208)	(6,208)	5,873	—	5,873
	Goldman Sachs	1,679	(725)	(725)	954	—	954
	JPMorgan	—	(7,470)	—	(7,470)	—	(7,470)
	Morgan Stanley	241	(10,738)	241	(10,497)	—	(10,497)
Total		$74,315	$(106,498)	$(13,998)	$(32,183)	$—	$(32,183)
High Income Bond
	Citigroup	$2,376,672	$(194,945)	$(194,945)	$2,181,727	$(1,975,000)	$206,727
	Credit Suisse	—	(1,522)	—	(1,522)	—	(1,522)
Total		$2,376,672	$196,467	$(194,945)	$2,180,205	$(1,975,000)	$205,205
Strategic Income
	Bank of America	$428,685	$(524,001)	$428,685	$(95,316)	$—	$(95,316)
	BNP Paribas	23,723	—	—	23,723	—	23,723
	Citigroup	1,705,294	(109,183)	(109,183)	1,596,111	(1,130,000)	466,111
	Credit Suisse	461,365	(87,725)	(87,725)	373,640	(373,640)	—
	Goldman Sachs	4,338,504	(9,004)	(9,004)	4,329,500	(4,329,500)	—
	JPMorgan	78,446	—	—	78,446	—	78,446
	UBS	375,407	(12,863)	(12,863)	362,544	(300,859)	61,685
Total		$7,411,424	$(742,776)	$209,910	$6,668,648	$(6,133,999)	$534,649
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

110	Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain(Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Global Total Return Bond	Foreign currency exchange rate	Forward contracts	$65,840	$(28,615)
High Income Bond	Foreign currency exchange rate	Forward contracts	6,997,031	2,154,009
Strategic Income	Foreign currency exchange rate	Forward contracts	9,072,434	6,851,861

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended December 31, 2014, each of the Funds invested in futures contracts. Global Total Return Bond and Strategic Income used U.S. Treasury and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure; using selected foreign bond futures to actively manage exposure to those markets. High Income Bond used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. U.S. Infrastructure Income shorted U.S. Treasury futures to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Average notional amount of futures contracts outstanding*	$6,576,854	$27,441,162	$199,516,118	$1,538,740
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Funds as of December 31, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Global Total Return Bond

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(29,459)
Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	173

Total			$—		$(29,286)

High Income Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(27,071)	Payable for variation margin on futures contracts*	$(139,815)

Nuveen Investments	111

Notes to Financial Statements (Unaudited) (continued)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value

Strategic Income

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(40,430)	Payable for variation margin on futures contracts*	$(292,885)

U.S. Infrastructure Income

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(48,838)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the cash collateral at brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Global Total Return Bond	Interest rate	Futures contracts	$(35,886)	$(41,839)
High Income Bond	Interest rate	Futures contracts	(349,155)	(243,912)
Strategic Income	Interest rate	Futures contracts	(1,201,018)	(425,289)
U.S. Infrastructure Income	Interest rate	Futures contracts	(79,167)	(33,687)

Interest Rate Swaps

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For OTC swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

112	Nuveen Investments

During the current fiscal period, Global Total Return Bond, High Income Bond and Strategic Income invested in interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of interest rate swap contracts outstanding*	$866,667	$37,000,000	$93,800,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/ when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap.

Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Global Total Return Bond, High Income Bond and Strategic Income invested in credit default swap contracts. Global Total Return Bond used High Yield CDX swaps as a way to take on credit risk and earn a commensurate credit spread. High Income Bond used High Yield CDX swaps to partially hedge broad high yield market exposure. Strategic Income used High Yield CDX as a way to take on credit risk and earn a commensurate credit spread.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	GlobalTotal Return Bond	High Income Bond	Strategic Income
Average notional amount of credit default swap contracts outstanding*	$132,000	$26,500,000	$25,212,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments	113

Notes to Financial Statements (Unaudited) (continued)

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure		Location	Value	Location	Value

Global Total Return Bond
Credit	Swaps	Receivable for variation margin on swap contracts*	$2,642	—	$—
Interest rate	Swaps	—	—	Unrealized depreciation on interest rate swaps**	(343)
Total			$2,642		$(343)

High Income Bond
Credit	Swaps	Receivable for variation margin on swap contracts*	$(464,307)	—	$—
Interest rate	Swaps	Receivable for variation margin on swap contracts*	(201,334)	—	—
Total			$(665,641)		$—

Strategic Income
Credit	Swaps	—	$—	Payable for variation margin on swap contracts*	$322,617
Interest rate	Swaps	—	—	Payable for variation margin on swap contracts	(2,160,790)
Interest rate	Swaps	—	—	Unrealized depreciation on interest rate swaps**	(257,274)
Total			$—		$(2,095,447)
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the cash collateral at brokers, if any, the receivable or payable for variation margin on swap contracts or the premiums paid or received presented on the Statement of Assets and Liabilities.
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

The following table presents the swap contacts, which are subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Global Total Return Bond
Interest rate swaps	JPMorgan	$—	$(343)	$—	$(343)	$—	$343
Strategic Income
Interest rate swaps	JPMorgan	$—	$(257,274)	$—	$(257,274)	$—	$(257,274)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Global Total Return Bond
	Credit	Swaps	$10,058	$2,642
	Interest rate	Swaps	(877)	(27,280)
Total			$9,181	$(24,638)

114	Nuveen Investments

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
High Income Bond
	Credit	Swaps	$(342,621)	$(162,680)
	Interest rate	Swaps	(247,623)	68,221
Total			$(590,244)	$(94,459)
Strategic Income
	Credit	Swaps	$278,825	$322,617
	Interest rate	Swaps	(962,761)	(1,768,210)
Total			$(683,936)	$(1,445,593)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 12/31/14		Year Ended 6/30/14
Global Total Return Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	14,557	$301,330	32,064	$647,508
Class C	1,596	33,500	2,561	51,759
Class R3	—	—	—	—
Class I	9,113	186,296	135,898	2,795,879
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,674	53,290	2,747	55,686
Class C	224	4,485	251	5,092
Class R3	6	112	7	151
Class I	8,926	178,729	11,324	229,930
	37,096	757,742	184,852	3,786,005
Shares redeemed:
Class A	(7,427)	(149,984)	(19,617)	(401,764)
Class C	(2,054)	(42,741)	(770)	(15,455)
Class R3	—	(1)	—	—
Class I	(7,531)	(154,107)	(36,367)	(756,919)
	(17,012)	(346,833)	(56,754)	(1,174,138)
Net increase (decrease)	20,084	$410,909	128,098	$2,611,867

Nuveen Investments	115

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 12/31/14		Year Ended 6/30/14
High Income Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	13,104,392	$117,554,554	14,494,390	$132,162,411
Class A – automatic conversion of Class B Shares	—	—	88,915	826,694
Class B – exchanges	—	—	3,885	35,313
Class C	678,845	6,041,502	2,489,184	22,649,986
Class R3	35,956	331,291	79,740	742,363
Class I	20,160,546	181,941,704	42,439,856	387,747,238
Shares issued to shareholders due to reinvestment of distributions:
Class A	643,904	5,644,070	1,411,539	12,846,739
Class B	—	—	10,090	91,136
Class C	219,608	1,913,840	505,346	4,585,469
Class R3	4,696	41,844	6,442	59,876
Class I	836,878	7,325,202	1,581,856	14,426,551
	35,684,825	320,794,007	63,111,243	576,173,776
Shares redeemed:
Class A	(20,489,046)	(182,310,481)	(9,096,635)	(82,834,295)
Class B	—	—	(94,861)	(863,612)
Class B – automatic conversion to Class A Shares	—	—	(89,394)	(826,694)
Class C	(1,446,717)	(12,684,347)	(2,745,982)	(24,972,705)
Class R3	(14,233)	(124,916)	(46,274)	(432,632)
Class I	(35,398,829)	(313,537,037)	(21,745,368)	(198,782,863)
	(57,348,825)	(508,656,781)	(33,818,514)	(308,712,801)
Net increase (decrease)	(21,664,000)	$(187,862,774)	29,292,729	$267,460,975

	Six Months Ended 12/31/14		Year Ended 6/30/14
Strategic Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	14,064,593	$160,452,002	6,807,287	$77,145,009
Class A – automatic conversion of Class B Shares	—	—	76,185	881,815
Class B – exchanges	—	—	5,178	56,981
Class C	4,275,294	48,441,431	1,865,289	20,993,661
Class R3	694,400	7,877,209	313,904	3,562,838
Class I	24,726,994	281,334,897	19,152,870	216,141,983
Shares issued to shareholders due to reinvestment of distributions:
Class A	333,977	3,803,072	323,227	3,647,943
Class B	—	—	3,772	42,022
Class C	99,330	1,123,877	107,640	1,205,845
Class R3	11,742	134,349	14,015	158,616
Class I	496,521	5,651,613	637,344	7,177,964
	44,702,851	508,818,450	29,306,711	331,014,677
Shares redeemed:
Class A	(4,071,779)	(46,498,061)	(2,719,218)	(30,498,573)
Class B	—	—	(68,173)	(760,354)
Class B – automatic conversion to Class A Shares	—	—	(76,583)	(881,815)
Class C	(415,910)	(4,697,044)	(988,539)	(10,984,313)
Class R3	(120,254)	(1,378,035)	(135,481)	(1,526,676)
Class I	(7,539,177)	(85,301,731)	(13,947,269)	(156,077,240)
	(12,147,120)	(137,874,871)	(17,935,263)	(200,728,971)
Net increase (decrease)	32,555,731	$370,943,579	11,371,448	$130,285,706

116	Nuveen Investments

	Six Months Ended 12/31/14		For the period 5/12/14 (commencement of operations) through 6/30/14
U.S. Infrastructure Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,863	$98,649	2,500	$50,000
Class C	495	10,000	2,500	50,000
Class I	18,458	374,210	345,025	6,900,500
Shares issued to shareholders due to reinvestment of distributions:
Class A	34	676	—	—
Class C	1	21	—	—
Class I	160	3,255	—	—
	24,011	486,811	350,025	7,000,500
Shares redeemed:
Class A	(6)	(110)	—	—
Class C	(1)	(21)	—	—
Class I	(3,578)	(72,629)	(25)	(504)
	(3,585)	(72,760)	(25)	(504)
Net increase (decrease)	20,426	$414,051	350,000	$6,999,996

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the six months ended December 31, 2014, were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Purchases:
Investment securities	$4,568,674	$343,098,066	$454,592,354	$454,053
U.S. Government and agency obligations	4,934,013	—	89,704,023	—
Sales and maturities:
Investment securities	$4,340,906	$507,980,992	$107,729,964	$335,128
U.S. Government and agency obligations	4,948,112	—	90,086,016	—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of December 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Cost of investments	$20,679,296	$886,273,134	$1,277,280,117	$7,128,299
Gross unrealized:
Appreciation	$489,533	$9,394,185	$28,832,252	$298,113
Depreciation	(961,378)	(57,473,922)	(32,360,669)	(60,821)
Net unrealized appreciation (depreciation) of investments	$(471,845)	$(48,079,737)	$(3,528,417)	$237,292

Nuveen Investments	117

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, nondeductible stock issuance costs, securities litigation settlements, distribution reallocation, adjustments for investments in real estate investment trusts, investments in partnerships and foreign currency transactions resulted in reclassifications among the Funds’ components of net assets as of June 30, 2014, the Funds’ last tax year end, as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Capital paid-in	$(11,559)	$214,594	$—	$(86)
Undistributed (Over-distribution of) net investment income	(339,428)	(409,464)	(3,460,423)	135
Accumulated net realized gain (loss)	350,987	194,870	3,460,423	(49)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2014, the Funds’ last tax year end, were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Undistributed net ordinary income[1]	$617,256	$1,517,068	$14,226,528	$36,802
Undistributed net long-term capital gains	156,028	5,587,568	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2014 through June 30, 2014 and paid on July 1, 2014. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2014, was designated for purposes of the dividends paid deduction as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Distributions from net ordinary income[2]	$914,394	$66,420,739	$32,566,945	$—
Distributions from net long-term capital gains	109,476	6,948,022	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2014, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Strategic Income	U.S. Infrastructure Income
Expiration June 30, 2018	$35,110,019	$—
Not subject to expiration	—	14,741
Total	$35,110,019	$14,741

During the Funds’ last tax year ended June 30, 2014, the following Fund utilized its capital loss carryforwards as follows:

Strategic Income
Utilized capital loss carryforwards	$7,537,565

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

118	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Global Total Return Bond Fund-Level Fee Rate	High Income Bond Fund-Level Fee Rate	Strategic Income Fund-Level Fee Rate	U.S. Infrastructure Income Fund-Level Fee Rate
For the first $125 million	0.4000%	0.4000%	0.3600%	0.4500%
For the next $125 million	0.3875	0.3875	0.3475	0.4375
For the next $250 million	0.3750	0.3750	0.3350	0.4250
For the next $500 million	0.3625	0.3625	0.3225	0.4125
For the next $1 billion	0.3500	0.3500	0.3100	0.4000
For net assets over $2 billion	0.3250	0.3250	0.2850	0.3875

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for High Income Bond and Strategic Income, making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2014, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Global Total Return Bond	0.1639%
High Income Bond	0.1854
Strategic Income	0.1832
U.S. Infrastructure Income	0.1639

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Expense Cap	Expense Cap Expiration Date
Global Total Return Bond	0.75%	October 31, 2016
Strategic Income	0.59	October 31, 2016
U.S. Infrastructure Income	0.74	October 31, 2017

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enable directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	119

Notes to Financial Statements (Unaudited) (continued)

During the six months ended December 31, 2014, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Sales charges collected	$4,674	$254,030	$571,368	$2,661
Paid to financial intermediaries	4,205	227,495	529,785	2,347

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended December 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Commission advances	$1,050	$75,738	$689,845	$100

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
12b-1 fees retained	$354	$73,226	$176,578	$249

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2014, as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
CDSC retained	$2	$17,990	$48,852	$—

As of December 31, 2014, Nuveen owned shares of the Funds as follows:

	Global Total Return Bond	U.S. Infrastructure Income
Class A	—	2,500
Class C	2,280	2,500
Class R3	2,280	—
Class I	676,175	345,000

8. Borrowing Arrangements

The Funds have participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances bear interest at a variable rate. On December 31, 2014, High Income Bond utilized the Unsecured Credit Line at an annualized interest rate of 1.34% on its respective outstanding balance.

Outstanding balances on the Unsecured Credit Line are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest incurred on the outstanding balances is recognized as a component of “Other expenses” on the Statement of Operations.

120	Nuveen Investments

9. Subsequent Events

Class R6 Shares

On January 20, 2015, Strategic Income began offering Class R6 Shares as further described in the Fund’s most recent prospectus.

Fund Name Change

Effective February 28, 2015, the name of U.S. Infrastructure Income changed to Nuveen U.S. Infrastructure Bond Fund.

Nuveen Investments	121

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111 U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Bostoxn, MA 02266-8530 (800) 257-8787

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
High Income Bond	1.00%	2.00%
Strategic Income	2.00%	2.00%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

122	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/ liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Barclays Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Emerging Markets Index: An unmanaged index that tracks total returns for external-currency-denominated debt instruments of the emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays Global Aggregate Unhedged Bond Index: An index that provides a broad-based measure of the global investment grade fixed-rate debt markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Pan-European High Yield Index: An unmanaged index that measures the market of non-investment grade, fixed-rate corporate bonds denominated in the following currencies: euro, Pounds sterling, Norwegian krone, Swedish krona, and Swiss franc. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Inclusion is based on the currency of issue, and not the domicile of the issuer. The index excludes emerging market debt. Index returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Barclays Taxable Municipal Aggregate Eligible Index: A rules based, market-value weighted index engineered for the long-term taxable bond market. To be included in the index, the bonds must meet the eligibility requirements of the U.S. Aggregate Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays U.S. Corporate Investment Grade Index: A broad-based benchmark that measures the investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not reflect anyapplicable sales charges or management fees.

Nuveen Investments	123

Glossary of Terms Used in this Report (Unaudited) (continued)

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Current Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

124	Nuveen Investments

Notes

Nuveen Investments	125

Notes

126	Nuveen Investments

Notes

Nuveen Investments	127

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of December 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-GHSU-1214D        6257-INV-B02/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: March 6, 2015

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: March 6, 2015